UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07332 and 811-08162

Name of Fund: BlackRock Funds III

BlackRock Bond Index Fund	LifePath® 2050 Portfolio
BlackRock S&P 500 Stock Fund	BlackRock Cash Funds: Institutional
LifePath® Retirement Portfolio	BlackRock Cash Funds: Prime
LifePath 2020 Portfolio®	BlackRock Cash Funds: Government
LifePath 2030 Portfolio®	BlackRock Cash Funds: Treasury
LifePath 2040 Portfolio®

Master Investment Portfolio

Bond Index Master Portfolio	Active Stock Master Portfolio
S&P 500 Stock Master Portfolio	CoreAlpha Bond Master Portfolio
LifePath® Retirement Master Portfolio	Money Market Master Portfolio
LifePath 2020 Master Portfolio®	Prime Money Market Master Portfolio
LifePath 2030 Master Portfolio®	Government Money Market Master Portfolio
LifePath 2040 Master Portfolio®	Treasury Money Market Master Portfolio
LifePath® 2050 Master Portfolio

Fund Address: One Freedom Valley Drive, Oaks, PA 19456

Names and addresses of agent for service:

BlackRock Funds III

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

Master Investment Portfolio

RL&F Service Corp., One Rodney Square, 10th Floor, Tenth and King Streets, Wilmington, DE 19801

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2009

Date of reporting period: 12/31/2009

Item 1	–	Report to Stockholders

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Funds III
ANNUAL REPORT | DECEMBER 31, 2009

BlackRock Bond Index Fund

BlackRock S&P 500 Stock Fund

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	ANNUAL REPORT	DECEMBER 31, 2009

Dear Shareholder

In 2009, investors worldwide witnessed a seismic shift in market sentiment as the fear and pessimism that characterized 2008 were replaced by guarded optimism. The single most important reason for this change was the swing from a deep global recession to the beginnings of a global recovery.

At the outset of the year, markets were still reeling from 2008’s nearly unprecedented global financial and economic meltdown. The looming threat of further collapse in global markets prompted stimulus packages and central bank interventions on an extraordinary scale worldwide. Ultimately, these actions helped stabilize the financial system, and the economic contraction began to abate.

Stocks fell sharply to start 2009 as investor confidence remained low on fears of an economic depression. After touching their lows in March, stocks galloped higher as massive, coordinated global monetary and fiscal stimulus began to reflate world economies. Sidelined cash poured into the markets, triggering a dramatic and steep upward rerating of stocks and other risk assets. The financial sector and low-quality securities that had been battered most in the downturn enjoyed the sharpest recovery. The experience in international markets was similar to that seen in the United States. European stocks slightly edged out other developed markets for the year, but emerging markets were the clear winners in 2009. To some extent, this outperformance reflected the stronger recoveries in emerging economies and corporate earnings, but emerging market stocks also saw significant expansion in valuations.

The improvement in the economic backdrop was reflected in fixed income markets as well, where non-Treasury assets made a robust recovery. One of the major themes for 2009 was the reversal of the flight-to-quality trade seen in 2008. As investors grew more comfortable with risk, high yield finished the year as the strongest-performing fixed income sector in both the taxable and tax-exempt space. Overall, the municipal market made a strong showing, outpacing most taxable sectors. Despite fundamental challenges, the technical picture remained supportive of the asset class. Municipal fund inflows had a record-setting year; investor expectations of higher taxes boosted demand; and the Build America Bonds program was deemed a success, adding $65 billion of taxable supply to the municipal marketplace in 2009. Notably, the program has alleviated tax-exempt supply pressure and attracted the attention of a global audience.

All told, the rebound in sentiment and global market conditions propelled virtually every major benchmark index into positive territory for both the 6- and 12-month periods, with the notable exception of Treasury bonds, which were negatively affected by rising long-term rates.

Total Returns as of December 31, 2009	6-month	12-month
US equities (S&P 500 Index)	22.59%	26.46%
Small cap US equities (Russell 2000 Index)	23.90	27.17
International equities (MSCI Europe, Australasia, Far East Index)	22.07	31.78
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.06)	(9.71)
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	3.95	5.93
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	6.10	12.91
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	21.27	58.76

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment improved dramatically in the past year, but uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the new year and beyond.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On December 1, 2009, BlackRock, Inc. and Barclays Global Investors, N.A. combined to form one of the world’s preeminent investment management firms. The new company, operating under the BlackRock name, manages $3.346 trillion in assets* and offers clients a full complement of worldwide active management, enhanced and index investment strategies and products, including individual and institutional separate accounts, mutual funds and other pooled investment vehicles, and the industry-leading iShares® platform of exchange-traded funds.

*	Data is as of December 31, 2009.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2009	BlackRock Bond Index Fund

Portfolio Management Commentary

How did the Fund perform?

•

For the 12 months ended December 31, 2009, the Fund generated total returns, through its investment in the Bond Index Master Portfolio (the “Master Portfolio”), that underperformed that of the benchmark Barclays Capital U.S. Aggregate Bond Index (the “Index”). The Index is comprised of U.S. government securities and investment-grade corporate bonds, as well as mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. For the 12 months ended December 31, 2009, the total return for the Fund was 5.21%, while the total return for the Index was 5.93% .

Describe the market environment.

•

The U.S. bond market gained ground in 2009 in a rapidly changing economic environment. The year began with the U.S. economy in the midst of the worst economic downturn since the Great Depression. The economy contracted sharply during the last half of 2008 and continued to decline in the first half of 2009 as the government reported negative economic growth in the first two quarters of the year. The economic malaise was exacerbated by a liquidity crisis in the credit markets, which led to hundreds of billions of dollars in losses on mortgage-related securities and other credit instruments across the financial sector. As a result, lending standards tightened considerably, making it difficult for many financial companies to access the capital they needed to shore up their deteriorating balance sheets.

•

With the economy under pressure and the financial system facing severe difficulties, the U.S. government took unprecedented actions to stimulate economic activity, shore up the financial sector, and improve liquidity in the credit markets. The Federal Reserve, which had cut short-term interest rates to a historically low range of 0% to 0.25% in late 2008, began purchasing Treasury bonds and mortgage-backed securities in an effort to boost liquidity in the fixed-income markets and keep mortgage rates low as a boost to the slumping housing sector. Meanwhile, the federal government passed a massive economic stimulus package in early 2009 and provided additional support to the struggling financial sector.

•

The government’s efforts began to pay off in the spring as early signs of economic stabilization began to materialize. Steep declines in consumer spending, manufacturing, and housing slowly began to ease and then gradually reverse. By the third quarter of the year, the U.S. economy produced its first quarter of positive economic growth in more than a year, expanding at a 2.2% annual rate, and economic growth in the fourth quarter of 2009 was expected to exceed the rate of growth in the third quarter. In addition, the financial sector showed signs of life after nearly collapsing in late 2008.

•

Despite the increasingly positive economic news, some segments of the economy continued to struggle. The unemployment rate surged to a 26-year high of 10.2% in October before falling back modestly to 10.0% by year-end, construction spending continued to decline steadily throughout the year, and the financial sector continued to face sizable losses and damaged balance sheets. Nonetheless, by the end of 2009, it appeared that the worst of the downturn had passed and that the economy was slowly emerging from recession.

•

In this environment, U.S. bonds advanced overall in 2009, though there was a wide disparity in sector performance. The improving economic environment provided a strong boost to corporate bonds, which were among the best performers in the bond market in 2009. Mortgage-backed securities performed in line with the broad bond market as the positive impact of the Federal Reserve’s purchases was offset somewhat by an increase in mortgage refinancing activity. Treasury bonds were the only segment of the bond market to decline in 2009; the improving economic environment weighed on the Treasury market, as did increased issuance of Treasury securities by the government to fund a widening federal budget deficit.

Describe recent portfolio activity.

•

Throughout the 12-month period, the Master Portfolio selected securities for investment in accordance with their relative proportion within the Index as well as based on credit quality, issuer sector, maturity structure, coupon rates and callability, among other factors, in order to maintain its objective of matching the total return performance of the Index.

Describe portfolio positioning at period-end.

•	In keeping with its investment objective, the Master Portfolio continues to seek to match the risk characteristics of its benchmark, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	ANNUAL REPORT	DECEMBER 31, 2009

BlackRock Bond Index Fund

Total Return Based on a $10,000 Investment

1	The Fund invests all of its assets in the Bond Index Master Portfolio. The Master Portfolio invests primarily in long-term, fixed income securities that are rated in the four highest categories of the recognized rating agencies (Baa or better by Moody’s Investors Service, Inc., or BBB or better by Standard & Poor’s).

2	The unmanaged market-weighted index is composed of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Year Ended December 31, 2009

	Standardized 30-Day Yields	6-Month Total Returns	Average Annual Total Returns
			1 Year	5 Years	10 Years
BlackRock Bond Index Fund	2.99%	3.55%	5.21%	5.02%	6.32%
Barclays Capital U.S. Aggregate Bond Index	—	3.95%	5.93%	4.97%	6.33%

See “About Fund Performance” on page 8 for further information on how performance was calculated.

Past performance is not indicative of future results.

Expense Example

Actual			Hypothetical[4]
Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[3]	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[4]
$1,000	$1,035.50	$1.18	$1,000	$1,024.00	$1.17

3	Expenses are equal to the annualized expense ratio of 0.23% for the Fund, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests significantly in a Master Portfolio, the expense table example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

4	Hypothetical 5% return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

ANNUAL REPORT	DECEMBER 31, 2009	5

Fund Summary as of December 31, 2009	BlackRock S&P 500 Stock Fund

Portfolio Management Commentary

How did the Fund perform?

•

For the 12 months ended December 31, 2009, the Fund generated total returns, through its investment in the S&P 500 Stock Master Portfolio (the “Master Portfolio”), that generally tracked that of the benchmark Standard & Poor’s (S&P) 500® Index (the “Index”). The Index is a capitalization-weighted index representing a broad range of industries chosen for market size, liquidity and industry group representation, and is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. For the 12 months ended December 31, 2009, the total return for the Fund was 26.48%, while the total return for the Index was 26.46% .

Describe the market environment.

•

Following a very difficult 2008 which saw a global financial and economic meltdown, stocks entered 2009 by falling another 35% in the United States as fears of depression and financial system nationalization gripped investors. From March 2009 lows, stocks galloped higher as those fears dissipated and as global monetary and fiscal stimuli began to reflate economic activity. While deleveraging and other deflationary forces have not left the scene, consistent and aggressive government policy ignited the reflationary process. 2009 produced negative real economic growth, weak nominal growth and significant earnings declines. Despite that backdrop, “risky” assets outperformed “safe” assets as sidelined cash (which was producing near-zero returns) moved back into the markets. Emerging markets outperformed developed markets. Inflation fell in most countries, but widespread deflation was avoided. Treasury rates moved modestly higher as the yield curve steepened. Quality spreads narrowed, while equity markets remained volatile, but ended the year with sharp gains. Financial stocks and other low-quality securities led these gains, and information technology was the standout sector performer. Government spending reached record proportions, and the year ended with cyclical stimulus leading the way and masking structural problems that remain.

•

On a total return basis, the Dow Jones Industrial Average gained 22.68% to close the year; the Nasdaq Composite advanced 45.32% (helped in large part by the exceptional performance of the technology sector); and the S&P 500 rose 26.46% .

•

Within the Index, all 10 sectors recorded positive returns for the period. Information technology (+61.72%), materials (+48.59%) and consumer discretionary (+41.30%) were the best performers for the period, while telecommunication services (+8.93%) and utilities (+11.91%) posted comparatively smaller gains.

Describe recent portfolio activity.

•

Throughout the 12-month period, as changes were made to the composition of the Index, the Master Portfolio purchased and sold securities to maintain its objective of providing investment results that corresponded to the total return performance of the Index.

Describe portfolio positioning at period-end.

•	In keeping with its investment objective, the Master Portfolio remains positioned to match the risk characteristics of its benchmark, irrespective of the market’s future direction.

6	ANNUAL REPORT	DECEMBER 31, 2009

BlackRock S&P 500 Stock Fund

Total Return Based on a $10,000 Investment

1	The Fund invests all of its assets in the S&P 500 Stock Master Portfolio. The Master Portfolio invests primarily in a diversified portfolio of equity securities of large companies located in the United States.

2	The unmanaged broad-based index measures the performance of the 500 companies in the S&P 500 Index, most of which are listed on the New York Stock Exchange.

Performance Summary for the Year Ended December 31, 2009

	6-Month Total Returns	Average Annual Total Returns
		1 Year	5 Years	10 Years
BlackRock S&P 500 Stock Fund	22.53%	26.48%	0.32%	(1.11)%
S&P 500 Index	22.59%	26.46%	0.42%	(0.95)%

See “About Fund Performance” on page 8 for further information on how performance was calculated.

Past performance is not indicative of future results.

Expense Example

Actual			Hypothetical[4]
Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[3]	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[4]
$1,000	$1,225.30	$1.12	$1,000	$1,024.20	$1.02

3	Expenses are equal to the annualized expense ratio of 0.20% for the Fund, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests significantly in a Master Portfolio, the expense table example reflects the expenses of both the Fund and the Master Portfolio in which it invests.

4	Hypothetical 5% return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

ANNUAL REPORT	DECEMBER 31, 2009	7

About Fund Performance

None of the past results shown should be considered a representation of future performance. Current performance data may be lower or higher than the performance data quoted. Call toll free, (800) 441-7762, to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the preceding pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date for BlackRock Bond Index Fund and on ex-dividend date for BlackRock S&P 500 Stock Fund. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Funds’ administrator provided an offsetting credit against its fees. Without such waiver/credit, the Funds’ performance would have been lower.

Disclosure of Expenses

Shareholders of each Fund may incur operating expenses, including advisory fees and other fund expenses. The expense examples on the preceeding pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009) are intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables on the preceeding pages provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	ANNUAL REPORT	DECEMBER 31, 2009

Statements of Assets and Liabilities	BlackRock Funds III

December 31, 2009	BlackRock Bond Index Fund	BlackRock S&P 500 Stock Fund
Assets
Investments at value - Master Portfolio	$156,464,488	$215,646,994
Capital shares sold receivable	271,772	269,813

Total assets	156,736,260	215,916,807

Liabilities
Administration fees payable	19,064	26,537
Capital shares redeemed payable	17,917	546,069
Professional fees payable	10,988	11,002

Total liabilities	47,969	583,608

Net Assets	$156,688,291	$215,333,199

Net Assets Consist of
Paid-in capital	$154,174,287	$577,442,891
Undistributed net investment income	—	171,315
Accumulated net realized loss	(1,460,472)	(302,340,682)
Net unrealized appreciation/depreciation	3,974,476	(59,940,325)

Net Assets	$156,688,291	$215,333,199

Net Asset Value
Net assets	$156,688,291	$215,333,199

Shares outstanding, unlimited number of shares authorized, no par value	15,821,354	1,613,106

Net asset value	$9.90	$133.49

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	9

Statements of Operations	BlackRock Funds III

Year Ended December 31, 2009	BlackRock Bond Index Fund	BlackRock S&P 500 Stock Fund
Investment Income
Net investment income allocated from the Master Portfolios:
Interest	$6,076,909	$1,049
Securities lending - affiliated	54,289	142,784
Income - affiliated	39,713	9,702
Dividends	—	4,377,877
Expenses[1]	(115,341)	(94,487)

Total income	6,055,570	4,436,925

Expenses
Administration	216,183	283,338
Professional	11,354	11,502
Independent Trustees	1,301	1,617

Total expenses	228,838	296,457
Less expense reductions	(12,655)	(13,119)

Total expenses after expense reductions	216,183	283,338

Net investment income	5,839,387	4,153,587

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolios
Net realized gain (loss) from investments and financial futures contracts	955,336	(17,715,002)
Net change in unrealized appreciation/depreciation on investments and financial futures contracts	622,654	61,318,749

Total realized and unrealized gain	1,577,990	43,603,747

Net Increase in Net Assets Resulting from Operations	$7,417,377	$47,757,334

1	Net of investment advisory fee reductions in the amount of $21,135 and $4,424, respectively.

See Notes to Financial Statements.

10	ANNUAL REPORT	DECEMBER 31, 2009

Statements of Changes in Net Assets	BlackRock Funds III

	BlackRock Bond Index Fund		BlackRock S&P 500 Stock Fund
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2009	2008	2009	2008
Operations
Net investment income	$5,839,387	$6,124,797	$4,153,587	$5,687,881
Net realized gain (loss)	955,336	(423,558)	(17,715,002)	(67,466,296)
Net change in unrealized appreciation/depreciation	622,654	1,434,052	61,318,749	(49,212,387)

Net increase (decrease) in net assets resulting from operations	7,417,377	7,135,291	47,757,334	(110,990,802)

Dividends and Distributions to Shareholders From
Net investment income	(6,181,175)	(6,225,133)	(4,040,945)	(5,676,918)
Return of capital	—	(19,155)	—	(53,143)

Decrease in net assets resulting from dividends and distributions to shareholders	(6,181,175)	(6,244,288)	(4,040,945)	(5,730,061)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	22,455,344	20,258,775	2,191,526	(44,745,392)

Net Assets
Total increase (decrease) in net assets	23,691,546	21,149,778	45,907,915	(161,466,255)
Beginning of year	132,996,745	111,846,967	169,425,284	330,891,539

End of year	$156,688,291	$132,996,745	$215,333,199	$169,425,284

Undistributed net investment income	—	—	$171,315	$62,534

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	11

Financial Highlights	BlackRock Bond Index Fund

	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.82	$9.74	$9.59	$9.64	$9.93

Net investment income	0.40 [1]	0.47	0.48	0.46	0.44
Net realized and unrealized gain (loss)	0.10	0.09	0.19	(0.02)	(0.23)

Net increase from investment operations	0.50	0.56	0.67	0.44	0.21

Dividends and distributions from:
Net investment income	(0.42)	(0.48)	(0.52)	(0.49)	(0.50)
Return of capital	—	(0.00)[2]	—	—	—

Total dividends and distributions	(0.42)	(0.48)	(0.52)	(0.49)	(0.50)

Net asset value, end of year	$9.90	$9.82	$9.74	$9.59	$9.64

Total Investment Return[3]
Based on net asset value	5.21%	5.91%	7.16%	4.76%	2.12%

Ratios to Average Net Assets[4]
Total expenses	0.25%	0.26%	0.28%	0.26%	0.23%

Total expenses after expense reductions	0.23%	0.23%	0.23%	0.23%	n/a

Net investment income	4.05%	4.84%	5.00%	4.83%	4.42%

Supplemental Data
Net assets, end of year (000)	$156,688	$132,997	$111,847	$103,592	$203,771

Portfolio turnover of the Master Portfolio[5]	103%[6]	89%	61%	57%	76%

1	Based on average shares outstanding.

2	Rounds to less than $0.01.

3	Includes the reinvestment of dividends and distributions.

4	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

5	Includes TBA transactions.

6	Excluding TBA transactions, the portfolio turnover rate would have been 87%.

See Notes to Financial Statements.

12	ANNUAL REPORT	DECEMBER 31, 2009

Financial Highlights (concluded)	BlackRock S&P 500 Stock Fund

	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$107.85	$175.47	$169.53	$150.07	$145.95

Net investment income	2.50 [1]	3.28	3.14	3.04	2.66
Net realized and unrealized gain (loss)	25.60	(67.60)	5.94	20.11	4.07

Net increase (decrease) from investment operations	28.10	(64.32)	9.08	23.15	6.73

Dividends and distributions from:
Net investment income	(2.46)	(3.27)	(3.14)	(3.68)	(2.61)
Return of capital	—	(0.03)	—	(0.01)	—

Total dividends and distributions	(2.46)	(3.30)	(3.14)	(3.69)	(2.61)

Net asset value, end of year	$133.49	$107.85	$175.47	$169.53	$150.07

Total Investment Return[2]
Based on net asset value	26.48%	(37.01)%	5.39%	15.60%	4.72%

Ratios to Average Net Assets[3]
Total expenses	0.21%	0.21%	0.21%	0.21%	0.20%

Total expenses after expense reductions	0.20%	0.20%	0.20%	0.20%	n/a

Net investment income	2.20%	2.16%	1.83%	1.78%	1.69%

Supplemental Data
Net assets, end of year (000)	$215,333	$169,425	$330,892	$270,407	$308,836

Portfolio turnover of the Master Portfolio	5%	8%	7%	14%	10%

1	Based on average shares outstanding.

2	Includes the reinvestment of dividends and distributions.

3	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	13

Notes to Financial Statements	BlackRock Funds III

1. Organization and Significant Accounting Policies:

BlackRock Funds III (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, formerly known as Barclays Global Investors Funds, Inc. (“BGIF”), was redomiciled from a Maryland corporation to a Delaware statutory trust effective January 11, 2002. The financial statements and these accompanying notes relate to two series of the Trust: BlackRock Bond Index Fund (formerly Bond Index Fund under BGIF) and BlackRock S&P 500 Stock Fund (formerly S&P 500 Stock Fund under BGIF) (each, a “Fund” and collectively, the “Funds”). Each Fund seeks to achieve its investment objective by investing substantially all of its assets in a separate series of Master Investment Portfolio (“MIP”): Bond Index Master Portfolio and S&P 500 Stock Master Portfolio (formerly S&P 500 Index Master Portfolio) (each, a “Master Portfolio” and collectively, the “Master Portfolios”). Each Master Portfolio has the same or substantially similar investment objective as its corresponding Fund. The performance of a Fund is directly affected by the performance of its corresponding Master Portfolio.

The value of each Fund’s investment in its corresponding Master Portfolio reflects that Fund’s interest in the net assets of that Master Portfolio (99.99% and 10.52% for the BlackRock Bond Index Fund and BlackRock S&P 500 Stock Fund, respectively, as of December 31, 2009).

The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: Each Fund records its investment in its corresponding Master Portfolio at fair value.

Fair Value Measurements: Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2009, each Fund’s investment in its corresponding Master Portfolio was classified as Level 2. More relevant disclosure regarding fair value measurements relates to the Master Portfolios, which is disclosed in Note 1 of the Master Portfolios’ Notes to Financial Statements included elsewhere in this report.

Investment Transactions and Net Investment Income: For financial reporting purposes, investment transactions in the Master Portfolios are accounted for on a trade date basis. Each Fund records daily its proportionate share of its Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each Fund accrues its own expenses.

Dividends and Distributions to Shareholders: Distributions to shareholders from net investment income of the BlackRock Bond Index Fund are declared and distributed monthly. Distributions to shareholders from net investment income of the BlackRock S&P 500 Stock Fund, if any, are declared and distributed quarterly. For each Fund, distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has evaluated the tax positions of each Fund as of December 31, 2009 and has determined that no provision for income tax is required in the Funds’ financial statements.

Each Fund files U.S. federal and state tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax return remains open for the years ended December 31, 2006 through December 31, 2009.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial

14	ANNUAL REPORT	DECEMBER 31, 2009

Notes to Financial Statements (continued)	BlackRock Funds III

assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Funds’ financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Funds’ financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to each Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Transactions with Affiliates:

On December 1, 2009, Barclays PLC (“Barclays”) completed the sale of its interest in Barclays Global Investors, N.A. (“BGI”) and affiliated companies to BlackRock, Inc. (“BlackRock”). BGI was renamed Black-Rock Institutional Trust Company, N.A. (“BTC”) and is a wholly-owned subsidiary of BlackRock.

The PNC Financial Services Group (“PNC”), Bank of America Corporation (“BAC”) and Barclays are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Trust has entered into an administration services arrangement with BTC, which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC, in consideration thereof, has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Funds. BTC is entitled to receive for these administration services an annual fee of 0.15% of the average daily net assets of each Fund. BTC may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Funds’ trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together the “independent expenses”) are paid directly by the Funds. BTC has contractually agreed to provide an offsetting credit against the administration fees paid by the Funds in an amount equal to the independent expenses, which is included in expense reductions in the Statements of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

3. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2009 attributable to amortization methods on fixed income securities, foreign currency transactions, accounting for pay-downs, basis adjustments on equity securities and over distributions were reclassified to the following accounts:

	BlackRock Bond Index Fund	BlackRock S&P 500 Stock Fund
Paid-in capital	$(8,110)	$(197,043)
Undistributed net investment income	$341,788	$(3,861)
Accumulated net realized gain (loss)	$(333,678)	$200,904

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

	BlackRock Bond Index Fund	BlackRock S&P 500 Stock Fund
Ordinary Income
12/31/2009	$6,181,175	$4,040,945
12/31/2008	$6,225,133	$5,676,918
Return of capital
12/31/2009	—	—
12/31/2008	$19,155	$53,143

Total distributions
12/31/2009	$6,181,175	$4,040,945
12/31/2008	$6,244,288	$5,730,061

ANNUAL REPORT	DECEMBER 31, 2009	15

Notes to Financial Statements (concluded)	BlackRock Funds III

As of December 31, 2009, the tax components of net distributable earnings (accumulated losses) were as follows:

	BlackRock Bond Index Fund	BlackRock S&P 500 Stock Fund
Undistributed ordinary income	—	$112,642
Capital loss carryforwards	$(4,559,160)	(221,487,426)
Net unrealized gains (losses)*	7,073,164	(140,734,908)

Total	$2,514,004	$(362,109,692)

*	The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, amortization methods for premium and discount on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the deferral of post-October capital losses for tax purposes, and the timing and recognition of partnership income.

As of December 31, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring December 31,	BlackRock Bond Index Fund[1]	BlackRock S&P 500 Stock Fund
2010	—	$72,553,461
2011	$36,738	—
2012	—	1,601,227
2013	1,501,172	21,068,838
2014	2,280,081	31,394,394
2015	450,134	18,209,354
2016	291,035	55,579,531
2017	—	21,080,621

Total	$4,559,160	$221,487,426

1	The capital loss carryforwards utilized for the year ended December 31, 2009 amounted to $123,185.

4. Capital Share Transactions:

Transactions in capital shares for each Fund were as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2008
BlackRock Bond Index Fund	Shares	Amount	Shares	Amount
Shares sold	3,818,269	$37,558,069	4,687,599	$45,576,898
Shares issued to shareholders in reinvestment of dividends	569,219	5,609,931	574,728	5,545,468

Total issued	4,387,488	43,168,000	5,262,327	51,122,366
Shares redeemed	(2,111,236)	(20,712,656)	(3,202,205)	(30,863,591)

Net increase	2,276,252	$22,455,344	2,060,122	$20,258,775

	Year Ended December 31, 2009		Year Ended December 31, 2008
BlackRock S&P 500 Stock Fund	Shares	Amount	Shares	Amount
Shares sold	965,419	$104,610,527	611,732	$89,789,606
Shares issued to shareholders in reinvestment of dividends	30,158	3,418,853	35,172	4,789,119

Total issued	995,577	108,029,380	646,904	94,578,725
Shares redeemed	(953,450)	(105,837,854)	(961,620)	(139,324,117)

Net increase (decrease)	42,127	$2,191,526	(314,716)	$(44,745,392)

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through February 24, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

16	ANNUAL REPORT	DECEMBER 31, 2009

Report of Independent Registered Public Accounting Firm	BlackRock Funds III

To the Shareholders and Board of Trustees of BlackRock Funds III:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the BlackRock Bond Index Fund and BlackRock S&P 500 Stock Fund, each a series of BlackRock Funds III (the “Trust”), at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 24, 2010

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the BlackRock S&P 500 Stock Fund during the taxable year ended December 31, 2009:

	Payable Date
Qualified Dividend Income for Individuals[1,2]	04/01/09	90.74%
	07/01/09	90.74%
	10/01/09	90.74%
	12/15/09	90.74%
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]	04/01/09	87.16%
	07/01/09	87.16%
	10/01/09	87.16%
	12/15/09	87.16%

1	Expressed as a percentage of the ordinary income distributions.
2	Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund hereby designates the percentage indicated above or the maximum amount allowable under Section 1(h)(11) of the Code as qualified dividend income.

The following information is provided with respect to the ordinary income distributions paid by the BlackRock Bond Index Fund during the taxable year ended December 31, 2009:

Interest Related Dividends for Non-U.S. Residents[3]
Month(s) Paid:	January 2009	81.19%
	February 2009	82.90%
	March 2009	70.24%
	April 2009	100.00%
	May 2009	51.68%
	June 2009	78.66%
	July 2009	100.00%
	August 2009	29.77%
	September 2009	100.00%
	October 2009	100.00%
	November 2009	76.40%
	December 2009	88.34%

3	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations designated pursuant to Section 871(k)(1)(C) of the Code.

ANNUAL REPORT	DECEMBER 31, 2009	17

Proxy Results

A Special Meeting of Shareholders was held on November 20, 2009 for shareholders of record on September 30, 2009 to elect a Board of Trustees of the Trust and to approve a new investment advisory agreement between BlackRock Fund Advisors and MIP, on behalf of the Master Portfolio in which each Fund invests. Each vote represents one dollar of value of shares outstanding on the record date.

Approved the Trustees* as follows:

	Votes For	Votes Withheld
David O. Beim	33,396,814,991	18,546,278
Richard S. Davis	33,397,355,298	18,005,970
Ronald W. Forbes	33,396,599,262	18,762,007
Henry Gabbay	33,396,394,550	18,966,718
Dr. Matina Horner	33,397,040,975	18,320,294
Rodney D. Johnson	33,397,333,667	18,027,602
Herbert I. London	33,396,447,692	18,913,577
Cynthia A. Montgomery	33,394,049,102	21,312,167
Joseph P. Platt, Jr.	33,396,449,764	18,911,505
Robert C. Robb, Jr.	33,397,383,385	17,977,884
Toby Rosenblatt	33,397,497,474	17,863,795
Kenneth L. Urish	33,397,436,722	17,924,547
Frederick W. Winter	33,396,449,774	18,911,495

Approved the new investment advisory agreement as follows:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes**
BlackRock Bond Index Fund	79,699,659	195,063	24,165	16,114,493
BlackRock S&P 500 Stock Fund	97,095,717	—	416,894	20,764,410

*	Denotes Trust-wide proposal and voting results.
**	Broker non-votes are proxies received by the Fund from brokers or nominees who did not receive instructions from the beneficial owner or other persons entitled to vote and who have no discretionary power to vote on a particular matter. Broker non-votes have the effect of a vote against the proposal.

18	ANNUAL REPORT	DECEMBER 31, 2009

Master Portfolio Information as of December 31, 2009	Master Investment Portfolio

Bond Index Master Portfolio

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	44%
U.S. Treasury Obligations	28
Corporate Bonds	21
Foreign Agency Obligations	3
Non-Agency Mortgage-Backed Securities	3
Taxable Municipal Bonds	1
Asset-Backed Securities	0	[1]
Preferred Securities	0	[1]

1	Amount is less than 1%.

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	78%
AA/Aa	5
A/A	11
BBB/Baa	6
NR	0	[3]

1	Using the higher of Standard & Poor’s or Moody’s Investors Service.
2	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment advisor.
3	Amount is less than 1%.

S&P 500 Stock Master Portfolio

Sector Allocation	Percent of Long-Term Investments
Information Technology	20%
Financials	14
Health Care	13
Energy	11
Consumer Discretionary	11
Industrials	10
Consumer Staples	10
Utilities	4
Materials	4
Telecommunication Services	3

Ten Largest Holdings	Percent of Long-Term Investments
Exxon Mobil Corp.	3%
Microsoft Corp.	2
Apple, Inc.	2
Johnson & Johnson	2
Procter & Gamble Co.	2
International Business Machines Corp.	2
AT&T, Inc.	2
JPMorgan Chase & Co.	2
General Electric Co.	2
Chevron Corp.	2

ANNUAL REPORT	DECEMBER 31, 2009	19

Derivative Financial Instruments

The Master Portfolios may invest in various derivative instruments, including financial futures contracts and swaps, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction or illiquidity of the derivative instrument. The Master Portfolios’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Master Portfolios to sell or purchase portfolio securities at inopportune times or distressed values, may limit the amount of appreciation the Master Portfolios can realize on an investment or may cause the Master Portfolios to hold a security that it might otherwise sell. The Master Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

20	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments December 31, 2009	Bond Index Master Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset-Backed Securities
Citibank Credit Card Issuance Trust, Series 2008-A1 Class A1,
5.35%, 2/07/20	$170	$180,132
Connecticut RRB Special Purpose Trust CL&P, Series 2001-1 Class A5,
6.21%, 12/30/11	517	533,467

Total Asset-Backed Securities — 0.4%		713,599

Preferred Securities
Capital Trusts
Diversified Financial Services — 0.1%
JP Morgan Chase Capital XVIII,
6.95%, 8/17/36	100	97,153

Total Preferred Securities — 0.1%		97,153

Corporate Bonds
Aerospace & Defense — 0.3%
The Boeing Co.,
6.13%, 2/15/33 (a)	100	103,841
Honeywell International, Inc.,
5.30%, 3/01/18	100	105,473
Lockheed Martin Corp.,
6.15%, 9/01/36	100	105,836
United Technologies Corp.:
6.10%, 5/15/12	100	109,355
6.05%, 6/01/36	100	106,303

		530,808

Air Freight & Logistics — 0.1%
United Parcel Service, Inc.,
5.13%, 4/01/19	100	105,525

Beverages — 0.3%
Anheuser-Busch Cos., Inc.,
6.45%, 9/01/37	100	105,747
Bottling Group, LLC,
4.63%, 11/15/12	100	107,198
Coca-Cola Enterprises, Inc.,
8.50%, 2/01/22	100	128,362
Diageo Capital Plc,
5.20%, 1/30/13	150	160,583

		501,890

Biotechnology — 0.2%
Amgen, Inc.,
5.70%, 2/01/19	250	268,088

Capital Markets — 1.7%
The Bank of New York Mellon Corp.,
4.95%, 11/01/12 (a)	250	269,245
The Bear Stearns Cos., Inc./JPMorgan Chase & Co.,
5.70%, 11/15/14	200	220,067
Credit Suisse First Boston USA:
6.13%, 11/15/11	250	269,596
6.50%, 1/15/12	100	108,819
Deutsche Bank AG,
5.38%, 10/12/12	100	107,956
The Goldman Sachs Group, Inc.:
6.88%, 1/15/11	150	159,064
5.95%, 1/18/18	300	316,792
6.13%, 2/15/33	200	200,846
International Bank for Reconstruction & Development,
2.00%, 4/02/12	250	252,926
Morgan Stanley:
5.30%, 3/01/13	250	263,499
4.75%, 4/01/14	200	201,149
5.75%, 10/18/16	225	233,451

		2,603,410

Chemicals — 0.3%
The Dow Chemical Co.:
6.00%, 10/01/12	100	107,571
8.55%, 5/15/19	100	119,315
EI du Pont de Nemours & Co.,
6.00%, 7/15/18	125	136,396
Praxair, Inc.,
4.63%, 3/30/15	100	106,355

		469,637

Commercial Banks — 1.8%
Abbey National Plc,
7.95%, 10/26/29	100	111,917
Bank of Tokyo-Mitsubishi UFJ, Ltd. New York,
7.40%, 6/15/11 (a)	200	215,666
BB&T Corp.,
5.25%, 11/01/19	100	96,376
European Investment Bank:
4.88%, 2/16/16	250	268,770
5.13%, 9/13/16	225	244,952
HSBC Holdings Plc:
5.25%, 12/12/12	300	318,566
6.80%, 6/01/38	100	108,527
PNC Funding Corp.,
5.63%, 2/01/17 (b)	150	148,639
Royal Bank of Scotland Group Plc,
5.00%, 10/01/14	75	66,282
Swiss Bank Corp.,
7.00%, 10/15/15	150	159,434
US Bank NA,
6.38%, 8/01/11	250	268,746
Wachovia Bank NA/Wells Fargo & Co.,
6.60%, 1/15/38	50	52,774
Wachovia Corp./Wells Fargo & Co.,
5.50%, 8/01/35	150	132,399
Wells Fargo & Co.:
4.88%, 1/12/11	200	207,220
5.63%, 12/11/17	300	312,047
Westpac Banking Corp.,
4.88%, 11/19/19	125	123,376

		2,835,691

Commercial Services & Supplies — 0.3%
International Lease Finance Corp.,
5.45%, 3/24/11	250	230,408
Vanderbilt University,
5.25%, 4/01/19	100	104,227
Waste Management, Inc.,
7.00%, 7/15/28	100	107,701

		442,336

Communications Equipment — 0.2%
Cisco Systems, Inc.,
4.95%, 2/15/19	250	256,252

Computers & Peripherals — 0.3%
Dell, Inc.,
5.65%, 4/15/18	75	78,575
Hewlett-Packard Co.,
4.75%, 6/02/14	150	160,178
International Business Machines Corp.,
4.75%, 11/29/12	250	268,586

		507,339

Consumer Finance — 0.2%
American Express Credit Corp.,
7.30%, 8/20/13	100	112,388
Capital One Financial Corp.,
6.75%, 9/15/17	100	107,607
HSBC Finance Corp.,
5.50%, 1/19/16	100	104,908

		324,903

Diversified Financial Services — 2.7%
Bank of America Corp.:
3.13%, 6/15/12	1,000	1,036,197
7.75%, 8/15/15	250	274,276
5.49%, 3/15/19	200	188,962
Citigroup, Inc.:
5.30%, 10/17/12	250	260,436
6.50%, 8/19/13	150	159,779
5.00%, 9/15/14	177	170,632

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	21

Schedule of Investments (continued)	Bond Index Master Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Diversified Financial Services (concluded)
6.63%, 6/15/32	$100	$90,936
6.88%, 3/05/38	100	99,802
General Electric Capital Corp.:
6.13%, 2/22/11	250	264,175
5.63%, 5/01/18	300	307,422
6.75%, 3/15/32	250	254,891
5.88%, 1/14/38	100	92,588
JPMorgan Chase & Co.:
5.13%, 9/15/14	250	263,691
6.40%, 5/15/38	100	110,078
Merrill Lynch & Co., Inc.:
6.05%, 8/15/12	200	214,246
6.15%, 4/25/13	300	321,047
6.11%, 1/29/37	100	92,192

		4,201,350

Diversified Telecommunication Services — 1.1%
AT&T Corp.,
8.00%, 11/15/31	100	122,052
AT&T, Inc.,
5.10%, 9/15/14	300	322,698
BellSouth Corp.,
6.88%, 10/15/31	150	157,545
Deutsche Telekom International Finance BV,
8.75%, 6/15/30	100	128,611
Embarq Corp.,
7.08%, 6/01/16	100	110,458
France Telecom SA,
7.75%, 3/01/11	150	160,765
Telecom Italia Capital SA,
5.25%, 11/15/13	150	157,769
Telefonica Europe BV,
8.25%, 9/15/30	50	62,252
Verizon Global Funding Corp.,
7.75%, 12/01/30	250	293,694
Verizon Pennsylvania, Inc.,
5.65%, 11/15/11	150	158,953

		1,674,797

Electric Utilities — 1.7%
Alabama Power Co.,
5.50%, 10/15/17	100	106,539
Arizona Public Service Co.,
6.50%, 3/01/12	100	107,488
Commonwealth Edison Co.,
5.90%, 3/15/36	50	49,724
Consolidated Edison Co. of New York, Inc.,
6.65%, 4/01/19	100	113,319
Consumers Energy Co.,
5.00%, 2/15/12	150	157,540
Duke Energy Carolinas LLC,
6.05%, 4/15/38	100	106,473
Florida Power & Light Co./Progress Energy,
5.95%, 2/01/38	100	105,050
Florida Power Corp./Progress Energy,
6.40%, 6/15/38	100	109,179
Hydro Quebec,
6.30%, 5/11/11	150	160,217
Indiana Michigan Power Co.,
6.05%, 3/15/37	100	99,448
National Rural Utilities Cooperative Finance Corp.,
7.25%, 3/01/12	200	219,848
Northern States Power Co,
8.00%, 8/28/12	100	114,728
Oncor Electric Delivery Co. LLC,
6.38%, 5/01/12	150	162,007
Pepco Holdings, Inc.,
6.45%, 8/15/12	100	107,327
Progress Energy, Inc.,
7.10%, 3/01/11	175	185,224
Public Service Electric & Gas Co.,
5.13%, 9/01/12	100	107,267
Southern California Edison Co.,
5.00%, 1/15/16	200	208,513
The Toledo Edison Co.,
6.15%, 5/15/37	100	98,804
Union Electric Co.,
6.70%, 2/01/19	150	165,608
Virginia Electric & Power Co.,
4.75%, 3/01/13	200	209,262

		2,693,565

Electrical Equipment — 0.1%
Emerson Electric Co.,
5.00%, 4/15/19	100	103,062

Energy Equipment & Services — 0.1%
Halliburton Co.,
6.15%, 9/15/19	100	111,671
Transocean, Inc.,
5.25%, 3/15/13	100	107,164

		218,835

Food & Staples Retailing — 0.1%
CVS Caremark Corp.,
6.60%, 3/15/19	100	109,429
The Kroger Co.,
6.15%, 1/15/20	100	107,025

		216,454

Food Products — 0.5%
Archer Daniels Midland Co.,
8.38%, 4/15/17	150	182,647
Kellogg Co.,
6.60%, 4/01/11 (a)	250	266,619
Kraft Foods, Inc.:
5.63%, 11/01/11	150	159,310
6.13%, 8/23/18	150	158,153

		766,729

Health Care Equipment & Supplies — 0.1%
Covidien International Finance SA,
6.55%, 10/15/37	125	139,883

Health Care Providers & Services — 0.3%
Aetna, Inc.,
6.75%, 12/15/37	50	52,136
Medco Health Solutions, Inc.,
7.13%, 3/15/18	125	140,517
UnitedHealth Group, Inc.,
6.88%, 2/15/38	100	103,355
WellPoint, Inc.,
5.25%, 1/15/16	250	252,356

		548,364

Hotels, Restaurants & Leisure — 0.1%
McDonald’s Corp.,
5.35%, 3/01/18	100	107,222

Household Durables — 0.1%
Whirlpool Corp.,
8.60%, 5/01/14	100	113,226

Household Products — 0.3%
Kimberly-Clark Corp.,
6.13%, 8/01/17	200	221,714
The Procter & Gamble Co.,
5.55%, 3/05/37	250	258,192

		479,906

Industrial Conglomerates — 0.3%
General Electric Co.:
5.00%, 2/01/13	100	105,796
5.25%, 12/06/17	100	102,187
Tyco International Finance SA,
6.38%, 10/15/11	200	214,460

		422,443

Insurance — 0.6%
The Allstate Corp.,
7.45%, 5/16/19 (a)	150	174,273
American International Group, Inc.,
8.25%, 8/15/18	100	93,885
Berkshire Hathaway Finance Corp.,
5.10%, 7/15/14	100	107,178
Hartford Financial Services Group, Inc.,
6.10%, 10/01/41	100	79,918
MetLife, Inc.:
5.38%, 12/15/12	200	212,557
5.70%, 6/15/35	100	98,758
Prudential Financial, Inc.,
6.63%, 12/01/37	50	51,253
Travelers Property Casualty Corp.,
6.38%, 3/15/33	100	105,142

		922,964

Machinery — 0.4%
Caterpillar, Inc.,
5.70%, 8/15/16 (a)	250	270,453

See Notes to Financial Statements.

22	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments (continued)	Bond Index Master Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Machinery (concluded)
Ingersoll-Rand Global Holding Co. Ltd.,
6.88%, 8/15/18	$150	$166,259
John Deere Capital Corp.,
7.00%, 3/15/12	150	166,401

		603,113

Media — 1.1%
CBS Corp.,
5.63%, 8/15/12 (a)	200	209,053
Comcast Corp.,
6.45%, 3/15/37	100	103,107
COX Communications, Inc.,
5.50%, 10/01/15	100	106,128
News America, Inc.,
6.20%, 12/15/34	100	100,501
TCI Communications, Inc.,
8.75%, 8/01/15	200	236,958
Time Warner Cable, Inc.:
7.50%, 4/01/14	200	230,436
6.55%, 5/01/37	100	101,900
Time Warner, Inc.,
6.88%, 5/01/12	350	383,160
Viacom, Inc.,
6.88%, 4/30/36	100	108,131
The Walt Disney Co.,
6.38%, 3/01/12	100	109,231

		1,688,605

Metals & Mining — 0.4%
Alcoa, Inc.,
5.90%, 2/01/27	150	135,220
BHP Billiton Finance USA Ltd.,
4.80%, 4/15/13	100	106,441
Rio Tinto Alcan, Inc.,
4.88%, 9/15/12	150	158,104
Rio Tinto Finance USA Ltd.,
6.50%, 7/15/18	150	164,772
Vale Overseas Ltd.,
6.88%, 11/21/36	100	99,916

		664,453

Multi-Utilities — 0.2%
Duke Energy Ohio, Inc.,
5.70%, 9/15/12	100	108,453
Pacific Gas & Electric Co.,
6.05%, 3/01/34	100	104,403
San Diego Gas & Electric Co.,
6.13%, 9/15/37	100	108,960

		321,816

Multiline Retail — 0.2%
Target Corp.,
6.50%, 10/15/37	100	109,654
Wal-Mart Stores, Inc.:
5.25%, 9/01/35	100	98,332
6.20%, 4/15/38	100	110,279

		318,265

Oil, Gas & Consumable Fuels — 1.8%
Alberta Energy Co. Ltd.,
7.38%, 11/01/31	100	113,145
Anadarko Petroleum Corp.,
6.45%, 9/15/36	100	104,437
Apache Corp.,
6.00%, 1/15/37	100	106,405
BP Capital Markets Plc,
3.63%, 5/08/14	200	204,601
Burlington Resources Finance Co.,
7.20%, 8/15/31	100	114,549
Canadian Natural Resources Ltd.,
5.70%, 5/15/17	250	267,099
ConocoPhillips,
4.60%, 1/15/15	200	212,398
Devon Financing Corp. ULC,
6.88%, 9/30/11	250	271,579
Energy Transfer Partners LP,
9.70%, 3/15/19	150	185,265
Enterprise Products Operating LLC,
5.60%, 10/15/14	200	212,966
Kinder Morgan Energy Partners LP,
6.50%, 2/01/37	100	100,758
Marathon Oil Corp.,
6.13%, 3/15/12	150	161,235
MidAmerican Energy Holdings Co.,
6.13%, 4/01/36	100	102,419
Shell International Finance BV,
4.00%, 3/21/14	150	156,530
Suncor Energy, Inc.,
6.50%, 6/15/38	100	105,072
Tennessee Gas Pipeline Co.,
7.50%, 4/01/17	100	110,895
TransCanada PipeLines Ltd.,
6.20%, 10/15/37	50	52,803
The Williams Cos., Inc.,
7.63%, 7/15/19	100	112,098
XTO Energy, Inc.,
6.25%, 4/15/13	100	110,136

		2,804,390

Paper & Forest Products — 0.1%
International Paper Co.,
7.95%, 6/15/18	175	201,847

Pharmaceuticals — 0.7%
Abbott Laboratories,
5.60%, 11/30/17	150	162,901
AstraZeneca Plc,
5.90%, 9/15/17	200	222,234
Eli Lilly & Co.,
5.50%, 3/15/27	50	50,306
GlaxoSmithKline Capital, Inc.,
6.38%, 5/15/38	150	166,181
Johnson & Johnson,
5.15%, 8/15/12	125	135,859
Merck & Co., Inc.,
5.95%, 12/01/28	100	105,382
Pharmacia Corp.,
6.50%, 12/01/18	150	168,753
Wyeth,
5.50%, 3/15/13	150	163,093

		1,174,709

Real Estate Investment Trusts (REITs) — 0.3%
Boston Properties LP,
6.25%, 1/15/13 (a)	200	213,149
HCP, Inc.,
6.00%, 1/30/17	100	94,110
Simon Property Group LP,
5.63%, 8/15/14	200	205,989

		513,248

Road & Rail — 0.2%
CSX Corp.,
6.15%, 5/01/37	100	101,318
Norfolk Southern Corp.,
7.70%, 5/15/17	150	175,594
Union Pacific Corp.,
6.15%, 5/01/37	50	51,612

		328,524

Software — 0.1%
Oracle Corp.,
5.75%, 4/15/18	150	162,178

Specialty Retail — 0.1%
The Home Depot, Inc.,
5.88%, 12/16/36	100	96,526

Tobacco — 0.4%
Altria Group, Inc.,
9.25%, 8/06/19	250	304,657
Philip Morris International, Inc.,
5.65%, 5/16/18	250	262,895

		567,552

Wireless Telecommunication Services — 0.4%
Cellco Partnership / Verizon Wireless Capital LLC,
5.55%, 2/01/14	250	271,319
New Cingular Wireless Services, Inc.,
7.88%, 3/01/11	250	268,599
Vodafone Group Plc,
7.88%, 2/15/30	100	119,859

		659,777

Total Corporate Bonds — 20.2%		31,559,682

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	23

Schedule of Investments (continued)	Bond Index Master Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Foreign Agency Obligations
Asian Development Bank,
2.75%, 5/21/14	$200	$199,645
Brazilian Government International Bond:
8.00%, 1/15/18	236	269,403
7.13%, 1/20/37	200	229,500
Export Development Canada,
3.75%, 7/15/11	250	259,616
Finland Government International Bond,
6.95%, 2/15/26	100	117,230
Inter-American Development Bank,
3.00%, 4/22/14	250	252,167
Israel Government International Bond,
4.63%, 6/15/13	100	105,970
Italian Republic,
6.88%, 9/27/23	200	226,378
KFW:
3.25%, 2/15/11 (a)	400	414,400
3.25%, 3/15/13	250	257,380
4.50%, 7/16/18 (a)	250	258,169
5.48%, 4/18/36 (c)	250	65,341
Mexico Government International Bond:
8.13%, 12/30/19 (a)	250	302,839
6.75%, 9/27/34	100	105,500
Ontario Electricity Financial Corp.,
7.45%, 3/31/13	150	171,194
Peruvian Government International Bond,
8.38%, 5/03/16	100	120,750
Poland Government International Bond,
6.38%, 7/15/19	100	108,768
Province of British Columbia Canada,
6.50%, 1/15/26	100	113,535
Province of Nova Scotia Canada,
5.75%, 2/27/12	150	160,759
Province of Ontario Canada,
5.00%, 10/18/11	500	531,336
Province of Quebec Canada:
6.13%, 1/22/11 (a)	150	158,563
5.00%, 3/01/16	250	267,172

Total Foreign Agency Obligations — 3.0%		4,695,615

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 2.7%
CS First Boston Mortgage Securities Corp., Series 2004-C2 Class A2,
5.42%, 5/15/36 (d)	1,000	990,333
Greenwich Capital Commercial Funding Corp., Series 2007-GG9 Class A4,
5.44%, 3/10/39	700	618,481
JPMorgan Chase Commercial Mortgage Finance Corp., Series 2000-C10 Class A2,
7.37%, 8/15/32 (d)	171	171,160
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-C3 Class A5,
4.88%, 1/15/42	500	481,590
Series 2005-CB11 Class A2,
5.02%, 8/12/37	29	29,432
LB-UBS Commercial Mortgage Trust:
Series 2004-C2 Class A4,
4.37%, 3/15/36	500	486,919
Series 2006-C4 Class AM,
5.90%, 6/15/38 (d)	600	481,158
Morgan Stanley Capital I, Series 2006-HQ8 Class A4,
5.39%, 3/12/44 (d)	1,000	964,357

Total Non-Agency Mortgage-Backed Securities — 2.7%		4,223,430

Taxable Municipal Bonds
Massachusetts School Building Authority,
5.72%, 8/15/39	100	98,280
New Jersey State Turnpike Authority, RB,
4.25%, 1/01/16	190	188,180
State of California, GO, Unlimited,
5.45%, 4/01/15	200	201,230
State of California, GO, Build America Bonds,
7.55%, 4/01/39	150	145,360
State of Illinois, GO, Unlimited,
5.10%, 6/01/33	200	166,580
State of Texas, GO, Build America Bonds,
5.52%, 4/01/39	100	97,628

Total Taxable Municipal Bonds — 0.6%		897,258

U.S. Government Sponsored Agency Securities
Agency Obligations — 6.4%
Fannie Mae:
2.75%, 2/05/14	300	303,390
4.38%, 3/15/13	850	913,473
4.63%, 10/15/13	1,750	1,896,333
5.00%, 3/15/16 (a)	750	815,227
5.00%, 6/18/24	250	244,686
5.38%, 11/15/11 (a)	500	538,994
6.25%, 2/01/11	500	525,285
Federal Home Loan Banks:
1.00%, 12/28/11	500	497,901
1.25%, 10/19/11	600	600,262
Financing Corp.,
8.60%, 9/26/19	200	258,394
Freddie Mac:
2.35%, 8/27/12	1,000	1,006,774
3.75%, 3/27/19 (a)	275	269,616
4.63%, 10/25/12 (a)	990	1,066,277
6.25%, 7/15/32	345	400,558
Tennessee Valley Authority:
6.25%, 12/15/17	400	456,239
7.13%, 5/01/30	200	245,313

		10,038,722

Federal Deposit Insurance Corporation Guaranteed — 0.5%
Citigroup Funding, Inc.,
2.25%, 12/10/12	250	251,963
General Electric Capital Corp.,
2.20%, 6/08/12	500	507,012

		758,975

Mortgage-Backed Securities — 36.5%
Fannie Mae Mortgage Backed Securities:
3.52%, 10/01/36 (d)	2,180	2,221,203
4.00%, 5/01/24 — 8/01/39	2,459	2,395,877
4.50%, 5/01/24 — 1/01/40 (e)	3,455	3,465,854
5.00%, 1/01/19 — 11/01/33	6,230	6,463,767
5.50%, 6/01/25 — 3/01/34	7,136	7,505,362
5.84%, 11/01/36 (d)	481	509,165
6.00%, 7/01/37 — 1/01/40 (e)	4,532	4,805,474
6.50%, 7/01/32	968	1,045,811
7.00%, 2/01/32	136	150,529
Freddie Mac Mortgage Backed Securities:
4.00%, 5/01/19 — 12/01/39 (e)	1,482	1,456,119
4.50%, 4/01/18 — 10/01/39	5,847	5,919,619
5.00%, 10/01/18 — 8/01/35	4,626	4,781,256
5.50%, 9/01/22 — 10/01/35 (f)	5,647	5,942,858
6.00%, 1/01/40 (e)	2,000	2,120,625

See Notes to Financial Statements.

24	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments (continued)	Bond Index Master Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities (concluded)
6.50%, 6/01/31	$163	$176,724
8.00%, 12/01/24	500	571,526
Ginnie Mae Mortgage Backed Securities:
4.50%, 7/15/39	989	991,899
5.00%, 8/15/38 — 11/15/39	1,872	1,928,451
5.50%, 12/15/32 — 1/01/40 (e)	1,509	1,584,364
6.00%, 3/15/35 — 1/01/40 (e)	1,501	1,587,788
6.50%, 9/15/36	686	730,559
7.50%, 12/15/23	691	776,973

		57,131,803

Total U.S. Government Sponsored Agency Securities — 43.4%		67,929,500

U.S. Treasury Obligations
U.S. Treasury Bonds — 5.1%
U.S. Treasury Bonds:
7.25%, 5/15/16 (a)	1,000	1,237,891
8.75%, 5/15/17	500	675,821
8.75%, 5/15/20	500	705,312
8.13%, 5/15/21 (a)	500	683,985
8.00%, 11/15/21	400	544,688
6.25%, 8/15/23 (a)	625	746,484
7.63%, 2/15/25 (a)	350	472,883
6.13%, 11/15/27 (a)	600	714,750
5.38%, 2/15/31 (a)	150	165,750
4.50%, 2/15/36 (a)	300	295,500
4.38%, 2/15/38 (a)	300	288,000
4.50%, 5/15/38 (a)	525	514,090
3.50%, 2/15/39 (a)	600	491,437
4.25%, 5/15/39	175	164,172
4.38%, 11/15/39	300	287,156

		7,987,919

U.S. Treasury Notes — 22.6%
U.S. Treasury Notes:
4.50%, 2/28/11 (a)	250	260,947
1.13%, 6/30/11	1,500	1,506,093
1.00%, 7/31/11	750	751,142
1.00%, 8/31/11 (a)	3,500	3,501,778
4.63%, 10/31/11	700	745,418
1.00%, 12/31/11	500	498,594
4.88%, 6/30/12	650	704,945
1.75%, 8/15/12 (a)	400	402,594
4.38%, 8/15/12 (a)	500	537,930
1.38%, 9/15/12	1,000	995,312
1.38%, 11/15/12	500	496,406
1.13%, 12/15/12	500	491,990
3.38%, 6/30/13	4,620	4,849,194
3.38%, 7/31/13 (a)	3,400	3,568,939
1.75%, 1/31/14 (a)	2,700	2,648,743
4.75%, 5/15/14 (a)	175	192,555
2.63%, 7/31/14	450	452,250
2.38%, 8/31/14	1,250	1,240,820
2.38%, 9/30/14 (a)	1,450	1,437,762
4.25%, 11/15/14 (a)	900	969,469
4.00%, 2/15/15 (a)	400	425,125
4.25%, 8/15/15 (a)	1,150	1,230,859
4.50%, 2/15/16	500	539,336
5.13%, 5/15/16 (a)	250	278,828
4.88%, 8/15/16 (a)	1,000	1,099,688
4.63%, 11/15/16	250	270,488
2.75%, 11/30/16 (a)	750	722,050
4.50%, 5/15/17 (a)	1,750	1,870,722
4.75%, 8/15/17	375	406,904
4.25%, 11/15/17 (a)	275	288,234
3.88%, 5/15/18 (a)	500	507,696
4.00%, 8/15/18	500	510,664
2.75%, 2/15/19	750	690,469
3.63%, 8/15/19 (a)	250	245,781

		35,339,725

Total U.S. Treasury Obligations — 27.7%		43,327,644

Total Long-Term Investments (Cost — $149,469,411) — 98.1%		153,443,881

	Shares
Short-Term Securities
Money Market Funds — 26.5%
BlackRock Cash Funds: Institutional, SL Agency Shares,
0.19% (b)(g)(h)	37,190,435	37,190,435
BlackRock Cash Funds: Prime, SL Agency Shares,
0.17% (b)(g)(h)	4,310,609	4,310,609

Total Short-Term Securities (Cost — $41,501,044) — 26.5%		41,501,044

Total Investments (Cost — $190,970,455*) — 124.6%		194,944,925
Liabilities in Excess of Other Assets — (24.6)%		(38,480,173)

Net Assets — 100.0%		$156,464,752

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$191,206,901

Gross unrealized appreciation	$4,929,064
Gross unrealized depreciation	(1,191,040)

Net unrealized appreciation	$3,738,024

(a)	All or a portion of this security is on loan.
(b)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost		Sale Cost	Realized Gain (Loss)	Income
BlackRock Cash Funds:
Institutional	$5,081,045	[1]	—	—	$83,004
BlackRock Cash Funds:
Prime	$224,612	[1]	—	—	$7,600
PNC Funding Corp., 5.63%, 2/01/17	$148,539		—	—	$3,398

1	Represents net activity.
(c)	Represents a zero-coupon bond. Rate shown reflects the seven-day yield as of report date.
(d)	Variable rate security. Rate shown is as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	25

Schedule of Investments (concluded)	Bond Index Master Portfolio

(e)	Represents or includes a “to-be-announced” (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Depreciation
BNP Paribas	$1,058,906	$(313)
Credit Suisse Securities LLC	$3,168,125	$(20,000)
Goldman Sachs & Co.	$964,219	$(16,094)
JPMorgan Securities, Ltd.	$2,054,688	$(19,375)

(f)	All or a portion of this security is valued in accordance with the Fund’s fair valuation policy.
(g)	All or a portion of this security was purchased with the cash collateral from securities loaned.
(h)	Represents the seven-day yield as of report date.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Portfolio Abbreviations:

GO General Obligations

RB Revenue Bond

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1
Short-Term Investments	$41,501,044

Level 2
Long-Term Investments:
Asset-Backed Securities	713,599
Preferred Securities	97,153
Corporate Bonds	31,559,682
Foreign Agency Obligations	4,695,615
Non-Agency Mortgage-Backed Securities	4,223,430
Taxable Municipal Bonds	897,258
U.S. Government Sponsored Agency Securities	66,854,458
U.S. Treasury Obligations	43,327,644

Total Level 2	152,368,839

Level 3
Long-Term Investments:
U.S. Government Sponsored Agency Securities	1,075,042

Total	$194,944,925

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

U.S. Government Sponsored Agency Securities
Balance, as of December 31, 2008	—
Accrued discounts/premiums	—
Realized gain (loss)	$(983)
Change in unrealized appreciation (depreciation)[1]	(2,397)
Net purchases (sales)	1,078,422
Net transfers in/out of Level 3	—

Balance, as of December 31, 2009	$1,075,042

1	Included in the related net change of unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at December 31, 2009 was $(2,397).

See Notes to Financial Statements.

26	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments December 31, 2009	S&P 500 Stock Master Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Consumer Discretionary — 10.5%
Auto Components — 0.2%
The Goodyear Tire & Rubber Co. (a)	48,235	$680,114
Johnson Controls, Inc.	134,925	3,675,357

		4,355,471

Automobiles — 0.4%
Ford Motor Co. (a)	666,371	6,663,710
Harley-Davidson, Inc. (b)	47,092	1,186,718

		7,850,428

Distributors — 0.1%
Genuine Parts Co.	32,607	1,237,762

Diversified Consumer Services — 0.2%
Apollo Group, Inc. Class A (a)	25,934	1,571,082
DeVry, Inc.	12,640	717,067
H&R Block, Inc.	66,797	1,510,948

		3,799,097

Hotels, Restaurants & Leisure — 1.5%
Carnival Corp. (a)	88,592	2,807,481
Darden Restaurants, Inc. (b)	28,429	997,005
International Game Technology	59,686	1,120,306
Marriott International, Inc. Class A (b)	50,560	1,377,760
McDonald’s Corp.	218,280	13,629,403
Starbucks Corp. (a)	150,723	3,475,672
Starwood Hotels & Resorts Worldwide, Inc. (b)	37,947	1,387,722
Wyndham Worldwide Corp. (b)	35,154	709,056
Wynn Resorts, Ltd.	13,971	813,531
Yum! Brands, Inc.	94,775	3,314,282

		29,632,218

Household Durables — 0.3%
The Black & Decker Corp.	12,384	802,855
D.R. Horton, Inc.	54,843	596,143
Fortune Brands, Inc. (b)	30,227	1,305,806
Harman International Industries, Inc.	13,923	491,204
Leggett & Platt, Inc. (b)	30,830	628,932
Lennar Corp. Class A	31,059	396,624
Newell Rubbermaid, Inc. (b)	55,415	831,779
Pulte Homes, Inc. (a)	61,674	616,740
Whirlpool Corp. (b)	14,840	1,196,994

		6,867,077

Internet & Catalog Retail — 0.6%
Amazon.com, Inc. (a)	67,459	9,074,585
Expedia, Inc.(a) (b)	42,183	1,084,525
priceline.com, Inc.(a) (b)	8,793	1,921,270

		12,080,380

Leisure Equipment & Products — 0.1%
Eastman Kodak Co. (a)(b)	53,284	224,858
Hasbro, Inc. (b)	25,455	816,087
Mattel, Inc.	72,074	1,440,039

		2,480,984

Media — 2.8%
CBS Corp. Class B	136,762	1,921,506
Comcast Corp. Class A	577,537	9,737,274
DIRECTV Class A (a)	192,810	6,430,213
Gannett Co., Inc. (b)	48,072	713,869
Interpublic Group of Cos., Inc. (a)(b)	99,201	732,103
The McGraw-Hill Cos., Inc.	63,078	2,113,744
Meredith Corp.	6,969	214,994
The New York Times Co. Class A (a)	24,016	296,838
News Corp. Class A	456,111	6,244,160
Omnicom Group, Inc. (b)	62,915	2,463,122
Scripps Networks Interactive, Inc. Class A	17,681	733,762
Time Warner Cable, Inc.	71,444	2,957,067
Time Warner, Inc.	236,303	6,885,869
Viacom, Inc. Class B (a)	122,834	3,651,855
The Walt Disney Co. (b)	388,743	12,536,962
The Washington Post Co. Class B	1,264	555,654

		58,188,992

Multiline Retail — 1.9%
Big Lots, Inc. (a)	17,175	497,732
Family Dollar Stores, Inc.	28,451	791,791
J.C. Penney Co., Inc. (b)	47,931	1,275,444
Kohl’s Corp. (a)(b)	61,604	3,322,304
Macy’s, Inc. (b)	84,900	1,422,924
Nordstrom, Inc. (b)	33,577	1,261,824
Sears Holdings Corp. (a)(b)	9,927	828,408
Target Corp. (b)	152,252	7,364,429
Wal-Mart Stores, Inc.	431,456	23,061,323

		39,826,179

Specialty Retail — 1.9%
Abercrombie & Fitch Co. Class A	17,986	626,812
AutoNation, Inc. (a)(b)	19,167	367,048
AutoZone, Inc. (a)(b)	6,104	964,859
Bed Bath & Beyond, Inc. (a)(b)	53,402	2,062,919
Best Buy Co., Inc.	68,559	2,705,338
GameStop Corp. Class A (a)(b)	33,806	741,704
The Gap, Inc.	96,646	2,024,734
The Home Depot, Inc.	344,013	9,952,296
Limited Brands, Inc.	54,571	1,049,946
Lowe’s Cos., Inc.	297,916	6,968,255
O’Reilly Automotive, Inc. (a)(b)	27,733	1,057,182
Office Depot, Inc. (a)(b)	56,955	367,360
RadioShack Corp. (b)	24,694	481,533
Ross Stores, Inc. (b)	24,846	1,061,173
The Sherwin-Williams Co. (b)	18,925	1,166,726
Staples, Inc.	145,520	3,578,337
The TJX Cos., Inc.	85,076	3,109,528
Tiffany & Co.	25,327	1,089,061

		39,374,811

Textiles, Apparel & Luxury Goods — 0.5%
Coach, Inc.	64,329	2,349,938
NIKE, Inc. Class B	78,843	5,209,157
Polo Ralph Lauren Corp.	11,591	938,639
VF Corp. (b)	18,052	1,322,129

		9,819,863

Total Consumer Discretionary		215,513,262

Consumer Staples — 10.0%
Beverages — 2.6%
Brown-Forman Corp. Class B (b)	22,343	1,196,915
The Coca-Cola Co.	468,532	26,706,324
Coca-Cola Enterprises, Inc.	64,362	1,364,474
Constellation Brands, Inc. (a)	40,667	647,825
Dr Pepper Snapple Group, Inc.	50,652	1,433,452

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	27

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Consumer Staples (concluded)
Beverages (concluded)
Molson Coors Brewing Co. Class B (b)	31,860	$1,438,798
Pepsi Bottling Group, Inc.	29,210	1,095,375
PepsiCo, Inc.	315,563	19,186,230

		53,069,393

Food & Staples Retailing — 1.5%
CVS Caremark Corp.	285,398	9,192,670
Costco Wholesale Corp.	88,279	5,223,468
The Kroger Co.	131,983	2,709,611
SUPERVALU, Inc. (b)	43,040	547,038
Safeway, Inc.	82,562	1,757,745
Sysco Corp.	119,857	3,348,805
Walgreen Co. (b)	200,109	7,348,002
Whole Foods Market, Inc. (a)(b)	27,988	768,271

		30,895,610

Food Products — 1.6%
Archer Daniels Midland Co. (b)	130,127	4,074,276
Campbell Soup Co.	38,652	1,306,438
ConAgra Foods, Inc.	89,353	2,059,587
Dean Foods Co. (a)	36,292	654,708
General Mills, Inc.	66,140	4,683,373
H.J. Heinz Co.	63,337	2,708,290
The Hershey Co.	33,349	1,193,561
Hormel Foods Corp.	14,312	550,296
The J.M. Smucker Co.	23,730	1,465,328
Kellogg Co. (b)	51,553	2,742,620
Kraft Foods, Inc. Class A (a)	298,908	8,124,319
McCormick & Co., Inc. (b)	26,655	963,045
Sara Lee Corp. (b)	140,064	1,705,980
Tyson Foods, Inc. Class A	62,224	763,488

		32,995,309

Household Products — 2.5%
Colgate-Palmolive Co.	100,604	8,264,619
The Clorox Co.	28,426	1,733,986
Kimberly-Clark Corp.	84,098	5,357,883
The Procter & Gamble Co.	590,720	35,815,354

		51,171,842

Personal Products — 0.3%
Avon Products, Inc.	86,698	2,730,987
The Estee Lauder Cos., Inc. Class A	24,028	1,161,994
Mead Johnson Nutrition Co.	40,873	1,786,150

		5,679,131

Tobacco — 1.5%
Altria Group, Inc.	419,309	8,231,036
Lorillard, Inc.	32,582	2,614,054
Philip Morris International, Inc.	385,177	18,561,679
Reynolds American, Inc. (b)	34,302	1,816,977

		31,223,746

Total Consumer Staples		205,035,031

Energy — 11.3%
Energy Equipment & Services — 1.8%
BJ Services Co.	59,107	1,099,390
Baker Hughes, Inc. (b)	62,760	2,540,525
Cameron International Corp. (a)(b)	48,905	2,044,229
Diamond Offshore Drilling, Inc. (b)	14,037	1,381,521
FMC Technologies, Inc. (a)(b)	24,849	1,437,266
Halliburton Co.	182,600	5,494,434
Nabors Industries Ltd. (a)	57,028	1,248,343
National Oilwell Varco, Inc.	84,757	3,736,936
Rowan Cos., Inc. (a)	23,256	526,516
Schlumberger Ltd.	242,854	15,807,367
Smith International, Inc. (b)	49,283	1,339,019

		36,655,546

Oil, Gas & Consumable Fuels — 9.5%
Anadarko Petroleum Corp. (b)	99,492	6,210,291
Apache Corp.	68,039	7,019,584
Cabot Oil & Gas Corp. (b)	20,684	901,616
Chesapeake Energy Corp. (b)	130,699	3,382,490
Chevron Corp.	405,646	31,230,685
ConocoPhillips	300,077	15,324,932
CONSOL Energy, Inc.	36,462	1,815,808
Denbury Resources, Inc. (a)(b)	51,007	754,904
Devon Energy Corp.	89,895	6,607,282
EOG Resources, Inc. (b)	51,103	4,972,322
El Paso Corp.	139,730	1,373,546
Exxon Mobil Corp.	959,709	65,442,557
Hess Corp.	58,490	3,538,645
Marathon Oil Corp.	143,362	4,475,762
Massey Energy Co. (b)	17,498	735,091
Murphy Oil Corp.	38,677	2,096,293
Noble Energy, Inc.	34,789	2,477,673
Occidental Petroleum Corp.	164,176	13,355,718
Peabody Energy Corp.	54,337	2,456,576
Pioneer Natural Resources Co. (b)	22,944	1,105,212
Range Resources Corp. (b)	31,786	1,584,532
Southwestern Energy Co. (a)	69,361	3,343,200
Spectra Energy Corp. (b)	131,402	2,695,055
Sunoco, Inc. (b)	23,728	619,301
Tesoro Corp. (b)	28,979	392,665
Valero Energy Corp.	114,054	1,910,404
The Williams Cos., Inc.	118,051	2,488,515
XTO Energy, Inc.	117,493	5,466,949

		193,777,608

Total Energy		230,433,154

Financials — 14.1%
Capital Markets — 2.7%
Ameriprise Financial, Inc.	51,023	1,980,713
The Bank of New York Mellon Corp.	243,747	6,817,604
The Charles Schwab Corp.	191,517	3,604,350
E*TRADE Financial Corp. (a)	300,715	526,251
Federated Investors, Inc. Class B	18,116	498,190
Franklin Resources, Inc.	30,205	3,182,097
The Goldman Sachs Group, Inc.	103,967	17,553,788
Invesco Ltd.	85,763	2,014,573
Janus Capital Group, Inc.	36,685	493,413
Legg Mason, Inc.	32,929	993,139
Morgan Stanley (b)	275,087	8,142,575
Northern Trust Corp.	48,967	2,565,871
State Street Corp.	100,209	4,363,100
T Rowe Price Group, Inc.	51,669	2,751,374

		55,487,038

See Notes to Financial Statements.

28	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investment (continued)	S&P 500 Stock Master Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Financials (concluded)
Commercial Banks — 2.7%
BB&T Corp.	139,348	$3,535,259
Comerica, Inc.	30,769	909,839
Fifth Third Bancorp	161,628	1,575,873
First Horizon National Corp.(a)	43,391	581,433
Huntington Bancshares, Inc.	145,740	531,951
KeyCorp	178,242	989,243
M&T Bank Corp.(b)	16,746	1,120,140
Marshall & Ilsley Corp.	102,859	560,582
PNC Financial Services Group, Inc.(c)	93,431	4,932,222
Regions Financial Corp.	241,386	1,276,932
SunTrust Banks, Inc.	101,510	2,059,638
U.S. Bancorp	386,966	8,710,605
Wells Fargo & Co.	1,032,356	27,863,288
Zions BanCorp.(b)	26,383	338,494

		54,985,499

Consumer Finance — 0.8%
American Express Co.	240,587	9,748,585
Capital One Financial Corp.	91,172	3,495,535
Discover Financial Services	108,882	1,601,654
SLM Corp.(a)	95,835	1,080,060

		15,925,834

Diversified Financial Services — 4.2%
Bank of America Corp.	2,009,133	30,257,543
CME Group, Inc.	13,460	4,521,887
Citigroup, Inc.	3,935,405	13,026,191
IntercontinentalExchange, Inc.(a)	14,838	1,666,307
JPMorgan Chase & Co.	796,752	33,200,656
Leucadia National Corp.(a)	38,525	916,510
Moody’s Corp. (b)	39,532	1,059,458
The NASDAQ OMX Group, Inc.(a)	28,872	572,243
NYSE Euronext	51,778	1,309,983

		86,530,778

Insurance — 2.4%
Aon Corp.	54,848	2,102,872
Aflac, Inc.(b)	94,768	4,383,020
The Allstate Corp.(b)	107,743	3,236,600
American International Group, Inc.(a)(b)	27,346	819,833
Assurant, Inc.	22,944	676,389
Chubb Corp.(b)	69,225	3,404,485
Cincinnati Financial Corp.(b)	32,753	859,439
Genworth Financial, Inc. Class A(a)	97,673	1,108,588
Hartford Financial Services Group, Inc.	77,795	1,809,512
Lincoln National Corp.	61,225	1,523,278
Loews Corp.	73,192	2,660,529
Marsh & McLennan Cos., Inc.	106,611	2,353,971
MetLife, Inc.	165,750	5,859,262
Principal Financial Group, Inc.	64,851	1,559,018
The Progressive Corp.(a)(b)	135,129	2,430,971
Prudential Financial, Inc.	93,389	4,647,037
Torchmark Corp.	16,467	723,725
The Travelers Cos., Inc.	110,621	5,515,563
Unum Group	67,469	1,316,995
XL Capital Ltd. Class A	68,064	1,247,613

		48,238,700

Real Estate Investment Trusts (REITs) — 1.2%
Apartment Investment & Management Co.	24,068	383,162
AvalonBay Communities, Inc.	16,301	1,338,475
Boston Properties, Inc.	27,755	1,861,528
Equity Residential(b)	55,502	1,874,857
HCP, Inc.(b)	59,581	1,819,604
Health Care REIT, Inc.(b)	24,531	1,087,214
Host Hotels & Resorts, Inc.(a)(b)	128,396	1,498,381
Kimco Realty Corp.	79,617	1,077,218
Plum Creek Timber Co., Inc.(b)	32,626	1,231,958
ProLogis	94,194	1,289,516
Public Storage	27,586	2,246,880
Simon Property Group, Inc.	58,106	4,636,859
Ventas, Inc.(b)	31,855	1,393,338
Vornado Realty Trust	31,820	2,225,491

		23,964,481

Real Estate Management & Development — 0.0%
CB Richard Ellis Group, Inc. Class A(a)	52,965	718,735

Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	94,054	1,291,361
People’s United Financial, Inc.(b)	69,207	1,155,757

		2,447,118

Total Financials		288,298,183

Health Care — 12.4%
Biotechnology — 1.5%
Amgen, Inc.(a)	204,747	11,582,538
Biogen Idec, Inc.(a)	58,567	3,133,335
Celgene Corp.(a)	93,033	5,180,077
Cephalon, Inc.(a)(b)	15,137	944,700
Genzyme Corp.(a)(b)	53,824	2,637,914
Gilead Sciences, Inc.(a)	182,107	7,881,591

		31,360,155

Health Care Equipment & Supplies — 2.0%
Baxter International, Inc.	122,009	7,159,488
Becton Dickinson & Co.(b)	48,046	3,788,907
Boston Scientific Corp.(a)	306,299	2,756,691
C.R. Bard, Inc.	19,564	1,524,036
CareFusion Corp.(a)	34,979	874,825
DENTSPLY International, Inc.(b)	30,794	1,083,025
Hospira, Inc.(a)(b)	32,908	1,678,308
Intuitive Surgical, Inc.(a)	7,664	2,324,644
Medtronic, Inc.(b)	223,926	9,848,265
St. Jude Medical, Inc.(a)	67,802	2,493,758
Stryker Corp.	57,254	2,883,884
Varian Medical Systems, Inc.(a)(b)	24,715	1,157,898
Zimmer Holdings, Inc.(a)	43,199	2,553,493

		40,127,222

Health Care Providers & Services — 2.1%
Aetna, Inc.	87,892	2,786,176
AmerisourceBergen Corp.(b)	58,570	1,526,920
CIGNA Corp.	55,622	1,961,788
Cardinal Health, Inc.	73,639	2,374,121
Coventry Health Care, Inc.(a)(b)	30,271	735,283
DaVita, Inc.(a)	20,804	1,222,027
Express Scripts, Inc.(a)	55,633	4,809,473
Humana, Inc.(a)	33,875	1,486,774
Laboratory Corp. of America Holdings(a)(b)	21,584	1,615,347
McKesson Corp.(b)	54,306	3,394,125
Medco Health Solutions, Inc.(a)	96,509	6,167,890

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	29

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Health Care (concluded)
Health Care Providers & Services (concluded)
Patterson Cos., Inc.(a)(b)	18,873	$528,066
Quest Diagnostics, Inc.(b)	31,071	1,876,067
Tenet Healthcare Corp.(a)	89,297	481,311
UnitedHealth Group, Inc.	235,157	7,167,585
WellPoint, Inc.(a)	92,795	5,409,021

		43,541,974

Health Care Technology — 0.1%
IMS Health, Inc.	35,916	756,391

Life Sciences Tools & Services — 0.4%
Life Technologies Corp.(a)	35,755	1,867,484
Millipore Corp.(a)(b)	11,124	804,821
PerkinElmer, Inc.	22,859	470,667
Thermo Fisher Scientific, Inc.(a)	82,714	3,944,631
Waters Corp.(a)	19,285	1,194,898

		8,282,501

Pharmaceuticals — 6.3%
Abbott Laboratories	312,810	16,888,612
Allergan, Inc.	62,303	3,925,712
Bristol-Myers Squibb Co.	346,235	8,742,434
Eli Lilly & Co.	204,631	7,307,373
Forest Laboratories, Inc.(a)	60,372	1,938,545
Johnson & Johnson	557,840	35,930,474
King Pharmaceuticals, Inc.(a)	50,653	621,512
Merck & Co., Inc.	617,644	22,568,712
Mylan, Inc.(a)(b)	61,932	1,141,407
Pfizer, Inc.	1,631,597	29,678,749
Watson Pharmaceuticals, Inc.(a)	21,716	860,171

		129,603,701

Total Health Care		253,671,944

Industrials — 10.0%
Aerospace & Defense — 2.7%
The Boeing Co.	147,030	7,958,734
General Dynamics Corp.	78,111	5,324,827
Goodrich Corp.(b)	25,169	1,617,108
Honeywell International, Inc.	153,737	6,026,490
ITT Corp.(b)	36,867	1,833,765
L-3 Communications Holdings, Inc.	23,555	2,048,107
Lockheed Martin Corp.	64,769	4,880,344
Northrop Grumman Corp.(b)	63,578	3,550,831
Precision Castparts Corp.	28,524	3,147,623
Raytheon Co.	77,628	3,999,395
Rockwell Collins, Inc.	31,429	1,739,909
United Technologies Corp.	189,633	13,162,427

		55,289,560

Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	34,058	2,000,226
Expeditors International of Washington, Inc.	43,037	1,494,675
FedEx Corp.(b)	63,274	5,280,215
United Parcel Service, Inc. Class B(b)	200,829	11,521,560

		20,296,676

Airlines — 0.1%
Southwest Airlines Co.(b)	150,333	1,718,306

Building Products — 0.0%
Masco Corp.	71,148	982,554

Commercial Services & Supplies — 0.5%
Avery Dennison Corp.	23,083	842,299
Cintas Corp.(b)	25,888	674,382
Iron Mountain, Inc.(a)	36,926	840,436
Pitney Bowes, Inc.	42,240	961,383
R.R. Donnelley & Sons Co.	40,990	912,847
Republic Services, Inc.	65,120	1,843,547
Stericycle, Inc.(a)(b)	17,183	947,986
Waste Management, Inc.(b)	99,243	3,355,406

		10,378,286

Construction & Engineering — 0.2%
Fluor Corp.	36,383	1,638,690
Jacobs Engineering Group, Inc.(a)(b)	25,372	954,241
Quanta Services, Inc.(a)	41,459	864,006

		3,456,937

Electrical Equipment — 0.5%
Emerson Electric Co.(b)	152,245	6,485,637
First Solar, Inc.(a)(b)	9,839	1,332,201
Rockwell Automation, Inc.(b)	28,643	1,345,648
Roper Industries, Inc.	18,408	964,027

		10,127,513

Industrial Conglomerates — 2.2%
3M Co.(b)	142,857	11,809,988
General Electric Co.	2,152,761	32,571,274
Textron, Inc.(b)	54,796	1,030,713

		45,411,975

Machinery — 1.6%
Caterpillar, Inc.(b)	126,026	7,182,222
Cummins, Inc.	40,365	1,851,139
Danaher Corp.	52,761	3,967,627
Deere & Co.	85,653	4,632,971
Dover Corp.	37,889	1,576,561
Eaton Corp.	33,705	2,144,312
Flowserve Corp.	11,217	1,060,343
Illinois Tool Works, Inc.	78,159	3,750,851
PACCAR, Inc.(b)	72,921	2,644,845
Pall Corp.	23,982	868,148
Parker Hannifin Corp.	32,117	1,730,464
Snap-On, Inc.(b)	11,836	500,189
The Stanley Works(b)	16,479	848,833

		32,758,505

Professional Services — 0.1%
Dun & Bradstreet Corp.(b)	10,510	886,729
Equifax, Inc.	24,910	769,470
Monster Worldwide, Inc.(a)(b)	26,159	455,166
Robert Half International, Inc.(b)	30,282	809,438

		2,920,803

Road & Rail — 1.0%
Burlington Northern Santa Fe Corp.	53,075	5,234,256
CSX Corp.	79,577	3,858,689
Norfolk Southern Corp.	74,613	3,911,213
Ryder System, Inc.(b)	11,550	475,514
Union Pacific Corp.(b)	102,124	6,525,724

		20,005,396

See Notes to Financial Statements.

30	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Industrials (concluded)
Trading Companies & Distributors — 0.1%
Fastenal Co.(b)	26,957	$1,122,489
W.W. Grainger, Inc.(b)	12,661	1,225,965

		2,348,454

Total Industrials		205,694,965

Information Technology — 19.5%
Communications Equipment — 2.5%
Cisco Systems, Inc.(a)	1,163,163	27,846,122
Harris Corp.	26,220	1,246,761
JDS Uniphase Corp.(a)	43,679	360,352
Juniper Networks, Inc.(a)	106,277	2,834,407
Motorola, Inc.(a)(b)	467,653	3,628,987
QUALCOMM, Inc.	337,823	15,627,692
Tellabs, Inc.(a)	74,485	423,075

		51,967,396

Computers & Peripherals — 5.8%
Apple, Inc.(a)	182,102	38,398,028
Dell, Inc.(a)	348,681	5,007,059
EMC Corp.(a)	411,514	7,189,150
Hewlett-Packard Co.	479,443	24,696,109
International Business Machines Corp.	265,591	34,765,862
Lexmark International, Inc. Class A(a)(b)	15,437	401,053
NetApp, Inc.(a)	68,857	2,367,992
QLogic Corp.(a)(b)	23,644	446,162
SanDisk Corp.(a)(b)	45,450	1,317,595
Sun Microsystems, Inc.(a)	153,364	1,437,021
Teradata Corp.(a)	34,341	1,079,338
Western Digital Corp.(a)	45,619	2,014,079

		119,119,448

Electronic Equipment, Instruments & Components — 0.6%
Agilent Technologies, Inc.(a)(b)	69,754	2,167,257
Amphenol Corp. Class A(b)	34,499	1,593,164
Corning, Inc.(b)	313,469	6,053,086
FLIR Systems, Inc.(a)	30,495	997,796
Jabil Circuit, Inc.	39,243	681,651
Molex, Inc.(b)	28,010	603,616

		12,096,570

IT Services — 1.6%
Affiliated Computer Services, Inc. Class A(a)	19,885	1,186,936
Automatic Data Processing, Inc.	101,987	4,367,083
Cognizant Technology Solutions Corp. Class A(a)	59,772	2,707,672
Computer Sciences Corp.(a)	31,043	1,785,904
Fidelity National Information Services, Inc.	65,404	1,533,070
Fiserv, Inc.(a)	31,116	1,508,504
MasterCard, Inc. Class A	19,443	4,977,019
Paychex, Inc.(b)	65,259	1,999,536
SAIC, Inc.(a)	60,876	1,152,991
Total System Services, Inc.(b)	39,638	684,548
Visa, Inc. Class A(b)	90,315	7,898,950
The Western Union Co.	140,358	2,645,748

		32,447,961

Internet Software & Services — 2.0%
Akamai Technologies, Inc.(a)(b)	34,970	885,790
eBay, Inc.(a)	227,759	5,361,447
Google, Inc. Class A(a)	48,754	30,226,505
VeriSign, Inc.(a)	37,990	920,877
Yahoo!, Inc.(a)	241,273	4,048,561

		41,443,180

Office Electronics — 0.1%
Xerox Corp.	175,551	1,485,161

Semiconductors & Semiconductor Equipment — 2.6%
Advanced Micro Devices, Inc.(a)	114,752	1,110,799
Altera Corp.	58,815	1,330,984
Analog Devices, Inc.	58,347	1,842,598
Applied Materials, Inc.	269,951	3,763,117
Broadcom Corp. Class A(a)	87,311	2,745,931
Intel Corp.	1,116,636	22,779,375
KLA-Tencor Corp.	34,633	1,252,329
LSI Corp.(a)	133,993	805,298
Linear Technology Corp.	45,408	1,386,760
MEMC Electronic Materials, Inc.(a)(b)	44,573	607,084
Microchip Technology, Inc.(b)	36,416	1,058,249
Micron Technology, Inc.(a)	172,449	1,821,062
NVIDIA Corp.(a)(b)	111,702	2,086,593
National Semiconductor Corp.(b)	47,302	726,559
Novellus Systems, Inc.(a)(b)	19,918	464,886
Teradyne, Inc.(a)	35,964	385,894
Texas Instruments, Inc.	253,596	6,608,712
Xilinx, Inc.(b)	55,940	1,401,856

		52,178,086

Software — 4.3%
Adobe Systems, Inc.(a)	105,336	3,874,258
Autodesk, Inc.(a)	46,621	1,184,640
BMC Software, Inc.(a)	37,049	1,485,665
CA, Inc.	79,267	1,780,337
Citrix Systems, Inc.(a)(b)	37,151	1,545,853
Compuware Corp.(a)	45,978	332,421
Electronic Arts, Inc.(a)(b)	66,073	1,172,796
Intuit, Inc.(a)	64,319	1,975,236
McAfee, Inc.(a)	31,920	1,294,994
Microsoft Corp.	1,561,737	47,617,361
Novell, Inc.(a)	71,638	297,298
Oracle Corp.	790,776	19,405,643
Red Hat, Inc.(a)	37,274	1,151,767
Salesforce.com, Inc.(a)(b)	22,290	1,644,333
Symantec Corp.(a)	164,344	2,940,114

		87,702,716

Total Information Technology		398,440,518

Materials — 3.5%
Chemicals — 1.9%
Air Products & Chemicals, Inc.(b)	42,946	3,481,203
Airgas, Inc.	16,738	796,729
CF Industries Holdings, Inc.	9,918	900,356
The Dow Chemical Co.	231,515	6,396,759
EI du Pont de Nemours & Co.	182,947	6,159,825
Eastman Chemical Co.	14,579	878,239
Ecolab, Inc.(b)	48,186	2,148,132
FMC Corp.(b)	14,707	820,062
International Flavors & Fragrances, Inc.	16,256	668,772

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	31

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Materials (concluded)
Chemicals (concluded)
Monsanto Co.	110,282	$9,015,554
PPG Industries, Inc.(b)	33,965	1,988,311
Praxair, Inc.	62,125	4,989,259
Sigma-Aldrich Corp.(b)	24,499	1,237,934

		39,481,135

Construction Materials — 0.1%
Vulcan Materials Co.	25,402	1,337,923

Containers & Packaging — 0.2%
Ball Corp.(b)	19,117	988,349
Bemis Co., Inc.	21,885	648,890
Owens-Illinois, Inc.(a)	33,440	1,099,173
Pactiv Corp.(a)	27,082	653,760
Sealed Air Corp.(b)	32,383	707,892

		4,098,064

Metals & Mining — 1.1%
AK Steel Holding Corp.(b)	21,502	459,068
Alcoa, Inc.	197,558	3,184,635
Allegheny Technologies, Inc.	20,120	900,772
Cliffs Natural Resources, Inc.	26,041	1,200,230
Freeport-McMoRan Copper & Gold, Inc.(a)	86,633	6,955,764
Newmont Mining Corp.	99,263	4,696,132
Nucor Corp.	63,838	2,978,043
Titanium Metals Corp.(a)	17,881	223,870
United States Steel Corp.(b)	29,217	1,610,441

		22,208,955

Paper & Forest Products — 0.2%
International Paper Co.(b)	86,789	2,324,210
MeadWestvaco Corp.	34,856	997,927
Weyerhaeuser Co.(b)	42,636	1,839,317

		5,161,454

Total Materials		72,287,531

Telecommunication Services — 3.1%
Diversified Telecommunication Services — 2.8%
AT&T, Inc.	1,193,106	33,442,761
CenturyTel, Inc.	60,486	2,190,198
Frontier Communications Corp.(b)	63,960	499,528
Qwest Communications International, Inc.	299,089	1,259,165
Verizon Communications, Inc.	574,455	19,031,694
Windstream Corp.(b)	89,095	979,154

		57,402,500

Wireless Telecommunication Services — 0.3%
American Tower Corp. Class A(a)(b)	80,673	3,485,880
MetroPCS Communications, Inc.(a)(b)	51,907	396,051
Sprint Nextel Corp.(a)	594,890	2,177,297

		6,059,228

Total Telecommunication Services		63,461,728

Utilities — 3.6%
Electric Utilities — 2.0%
Allegheny Energy, Inc.	34,178	802,499
American Electric Power Co., Inc.	96,796	3,367,533
Duke Energy Corp.	264,194	4,546,779
Edison International	65,300	2,271,134
Entergy Corp.	38,295	3,134,063
Exelon Corp.(b)	133,458	6,522,093
FPL Group, Inc.	83,757	4,424,045
FirstEnergy Corp.	61,805	2,870,842
Northeast Utilities(b)	35,903	925,938
PPL Corp.	76,359	2,467,159
Pepco Holdings, Inc.	44,898	756,531
Pinnacle West Capital Corp.(b)	19,942	729,478
Progress Energy, Inc.	56,711	2,325,718
Southern Co.(b)	161,940	5,395,841

		40,539,653

Gas Utilities — 0.1%
EQT Corp.(b)	26,666	1,171,171
Nicor, Inc.	9,098	383,026
Questar Corp.(b)	35,495	1,475,527

		3,029,724

Independent Power Producers & Energy Traders — 0.2%
The AES Corp.(a)	133,507	1,776,978
Constellation Energy Group, Inc.(b)	40,351	1,419,145

		3,196,123

Multi-Utilities — 1.3%
Ameren Corp.	47,362	1,323,768
CMS Energy Corp.	46,731	731,808
CenterPoint Energy, Inc.	78,306	1,136,220
Consolidated Edison, Inc.(b)	56,285	2,557,028
DTE Energy Co.	33,526	1,461,398
Dominion Resources, Inc.(b)	120,216	4,678,807
Integrys Energy Group, Inc.(b)	14,978	628,926
NiSource, Inc.	54,771	842,378
PG&E Corp.	74,545	3,328,434
Public Service Enterprise Group, Inc.	102,537	3,409,355
SCANA Corp.(b)	21,871	824,099
Sempra Energy	49,926	2,794,858
TECO Energy, Inc.(b)	43,695	708,733
Wisconsin Energy Corp.	23,221	1,157,102
Xcel Energy, Inc.	91,377	1,939,020

		27,521,934

Total Utilities		74,287,434

Total Long-Term Investments (Cost — $2,027,153,574) — 98.0%		2,007,123,750

Short-Term Securities
Money Market Funds — 10.8%
BlackRock Cash Funds: Institutional, SL Agency Shares,
0.19%(c)(d)(e)	195,914,609	195,914,609
BlackRock Cash Funds: Prime, SL Agency Shares,
0.17%(c)(d)(e)	26,419,811	26,419,811

		222,334,420

See Notes to Financial Statements.

32	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments (concluded)	S&P 500 Stock Master Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Short-Term Securities
U.S. Treasury Obligations — 0.3%
U.S. Treasury Bill,
0.05%, 3/18/10(f)(g)	$6,600	$6,599,334

Total Short-Term Securities (Cost — $228,933,932) — 11.1%		228,933,754

Total Investments (Cost — $2,256,087,506*) — 109.1%		2,236,057,504
Liabilities in Excess of Other Assets — (9.1)%		(186,995,517)

Net Assets — 100.0%		$2,049,061,987

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,310,792,546

Gross unrealized appreciation	$385,421,597
Gross unrealized depreciation	(460,156,639)

Net unrealized depreciation	$(74,735,042)

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan.

(c)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sale Cost		Realized Loss	Income
BlackRock Cash Funds: Institutional	—	$84,791,589	[1]	—	$1,187,179
BlackRock Cash Funds: Prime	—	$20,208,165	[1]	—	$213,248
PNC Financial Services Group, Inc.	$5,608,784	$2,408,907		$(2,324,322)	$86,644

1	Represents net activity.

(d)	Represents the seven-day yield as of report date.

(e)	All or a portion of this security was purchased with the cash collateral from securities loaned.

(f)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(g)	Rate shown is the yield to maturity as of the date of purchase.

•

For Master Portfolio compliance purposes, the Master Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of December 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation
745	S&P 500 Index	Chicago	March 2010	$41,373,575	$371,447

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1
Long-Term Investments[1]	$2,007,123,750
Short-Term Investments	222,334,420

Total Level 1	2,229,458,170

Level 2
Short-Term Investments	6,599,334

Level 3	—

Total	$2,236,057,504

1	See above Schedule of Investments for values in each sector and industry.

Valuation Inputs	Other Financial Instruments[2]
Assets
Level 1	$371,447
Level 2	—
Level 3	—

Total	$371,447

2	Other financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the financial instruments.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	33

Statements of Assets and Liabilities	Master Investment Portfolio

December 31, 2009	Bond Index Master Portfolio	S&P 500 Stock Master Portfolio
Assets
Investments at value - unaffiliated[1,2]	$153,295,242	$2,008,790,862
Investments at value - affiliated[3]	41,649,683	227,266,642
Investments sold receivable	534,315	—
Dividends receivable	—	2,711,447
Securities lending income receivable - affiliated	5,729	50,960
Interest receivable	1,219,974	185

Total assets	196,704,943	2,238,820,096

Liabilities
Collateral at value - securities loaned	30,813,342	188,855,594
Investments purchased payable	9,398,041	370,549
Margin variation payable	—	428,585
Investment advisory fees payable	9,320	82,338
Professional fees payable	19,488	21,043

Total liabilities	40,240,191	189,758,109

Net Assets	$156,464,752	$2,049,061,987

Net Assets Consist of
Investors’ capital	$152,490,282	$2,068,720,542
Net unrealized appreciation/depreciation	3,974,470	(19,658,555)

Net Assets	$156,464,752	$2,049,061,987

1 Investments at cost - unaffiliated	$149,320,808	$2,026,395,032

2 Securities loaned at value	$29,859,103	$182,315,889

3 Investments at cost - affiliated	$41,649,647	$229,692,474

See Notes to Financial Statements.

34	ANNUAL REPORT	DECEMBER 31, 2009

Statements of Operations	Master Investment Portfolio

Year Ended December 31, 2009	Bond Index Master Portfolio	S&P 500 Stock Master Portfolio
Investment Income
Interest	$6,076,920	$9,618
Securities lending - affiliated	54,289	1,311,105
Income - affiliated	39,713	175,966
Dividends - unaffiliated	—	40,159,784

Total income	6,170,922	41,656,473

Expenses
Investment advisory	115,341	867,730
Professional	19,834	25,783
Independent Trustees	1,301	14,998

Total expenses	136,476	908,511
Less expense reductions	(21,135)	(40,781)

Total expenses after expense reductions	115,341	867,730

Net investment income	6,055,581	40,788,743

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	955,337	(74,411,726)
Financial futures contracts	—	11,258,599

	955,337	(63,153,127)

Net change in unrealized appreciation/depreciation on:
Investments	622,656	451,897,142
Financial futures contracts	—	40,020

	622,656	451,937,162

Total realized and unrealized gain	1,577,993	388,784,035

Net Increase in Net Assets Resulting from Operations	$7,633,574	$429,572,778

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	35

Statements of Changes in Net Assets	Master Investment Portfolio

	Bond Index Master Portfolio		S&P 500 Stock Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2009	2008	2009	2008
Operations
Net investment income	$6,055,581	$6,314,472	$40,788,743	$55,448,050
Net realized gain (loss)	955,337	(423,541)	(63,153,127)	(142,694,921)
Net change in unrealized appreciation/depreciation	622,656	1,434,040	451,937,162	(937,962,325)

Net increase (decrease) in net assets resulting from operations	7,633,574	7,324,971	429,572,778	(1,025,209,196)

Capital Transactions
Proceeds from contributions	35,373,318	45,530,591	451,069,480	600,316,999
Value of withdrawals	(20,020,025)	(39,285,080)	(522,559,993)	(804,875,751)

Net increase (decrease) in net assets derived from capital transactions	15,353,293	6,245,511	(71,490,513)	(204,558,752)

Net Assets
Total increase (decrease) in net assets	22,986,867	13,570,482	358,082,265	(1,229,767,948)
Beginning of year	133,477,885	119,907,403	1,690,979,722	2,920,747,670

End of year	$156,464,752	$133,477,885	$2,049,061,987	$1,690,979,722

See Notes to Financial Statements.

36	ANNUAL REPORT	DECEMBER 31, 2009

Financial Highlights	Master Investment Portfolio

	Bond Index Master Portfolio
	Year Ended December 31,
	2009	2008	2007	2006	2005
Total Investment Return
Total investment return	5.36%	6.06%	7.31%	4.91%	2.27%

Ratios to Average Net Assets
Total expenses	0.09%	0.10%	0.11%	0.10%	0.08%

Total expenses after expense reductions	0.08%	0.08%	0.08%	0.08%	0.08%

Net investment income	4.20%	4.99%	5.15%	4.97%	4.56%

Supplemental Data
Net assets, end of year (000)	$156,465	$133,478	$119,907	$103,696	$203,647

Portfolio turnover[1] [2]	103%[3]	89%	61%	57%	76%

	S&P 500 Stock Master Portfolio
	Year Ended December 31,
	2009	2008	2007	2006	2005
Total Investment Return
Total investment return	26.63%	(36.86)%	5.54%	15.75%	4.87%

Ratios to Average Net Assets
Total expenses	0.05%	0.05%	0.05%	0.05%	0.05%

Total expenses after expense reductions	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income	2.35%	2.32%	1.98%	1.93%	1.84%

Supplemental Data
Net assets, end of year (000)	$2,049,062	$1,690,980	$2,920,748	$2,727,449	$2,408,526

Portfolio turnover[1]	5%	8%	7%	14%	10%

1	Portfolio turnover rates include in-kind transactions, if any.

2	Includes TBA transactions.

3	Excluding TBA transactions, the portfolio turnover rate would have been 87%.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	37

Notes to Financial Statements	Master Investment Portfolio

1. Organization and Significant Accounting Policies:

Master Investment Portfolio (“MIP”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The financial statements and these accompanying notes relate to two series of MIP: Bond Index Master Portfolio and S&P 500 Stock Master Portfolio (formerly the S&P 500 Index Master Portfolio) (each, a “Master Portfolio” and collectively, the “Master Portfolios”). The Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Master Portfolios:

Valuation of Investments: Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides transactional pricing information are valued via independent pricing services generally at the exchange closing price. If an exchange closing price is not available, the last traded price for that day is used. If an equity security is traded on more than one exchange, the current market value of the security where it is primarily traded will be used. In the event there are no sales on the day of valuation, the last bid price, if available, will be used as the value of the security.

Fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the MIP Board of Trustees (the “Board”). Certain fixed income investments including asset-backed and mortgage-related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of such security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services that make a valuation determination by securing transaction data, credit quality information, perceived market movements, news and other relevant information and by other methods. Short-term securities with 60 days or less remaining to maturity may be valued at amortized cost, which approximates fair value.

Financial futures contracts traded on exchanges are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service.

Shares of open-end investment companies are valued at net asset value. Shares of exchange-traded funds are valued at their most recent closing price on the exchange on which they are primarily traded.

When market quotations are not readily available or are believed by the investment advisor to be unreliable, an investment is fair valued (“Fair Value Asset”) in accordance with the procedures approved by the Board. When determining the price for a Fair Value Asset, the investment advisor seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations are based upon all available factors that the investment advisor deems relevant at the time of determination. The pricing of Fair Value Assets is subsequently reported to the Board.

Asset-Backed and Mortgage-Backed Securities: The Bond Index Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease of interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increase prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Bond Index Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated pre-payment rate could result in a loss of principal to the extent of the premium paid.

The Bond Index Master Portfolio may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”), including FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of

38	ANNUAL REPORT	DECEMBER 31, 2009

Notes to Financial Statements (continued)	Master Investment Portfolio

the United States and are supported by the right of the issued to borrow from the Treasury.

The Bond Index Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Multiple Class Pass-Through Securities: The Bond Index Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMO”) and commercial mortgage-backed securities. These multiple class securities may be issued by GNMA, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs received the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when pre-payments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Interest can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sell of these securities in the open market. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

TBA Dollar Rolls: The Bond Index Master Portfolio may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Master Portfolio may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). The Master Portfolio accounts for TBA rolls as purchases and sales and realized gains and losses on these transactions. The Master Portfolio’s use of TBA rolls may cause the Master Portfolio to experience higher portfolio turnover and higher transaction costs. TBA dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolios segregate assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement and financial futures contracts) or certain borrowings (e.g., reverse repurchase agreements), the Master Portfolios will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, aggregate collateral or designate on their books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver or deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Master Portfolios amortize all premiums and discounts on debt securities.

Securities Lending: The Master Portfolios may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined daily and any additional required collateral is delivered to the Master Portfolios. The Master Portfolios typically receive income on loaned securities but do not receive income on the collateral. The Master Portfolios may invest the cash collateral and retain the income earned from the investment of the cash collateral, net of any amount rebated to the borrower and fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of

ANNUAL REPORT	DECEMBER 31, 2009	39

Notes to Financial Statements (continued)	Master Investment Portfolio

securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolios could experience delays and costs in gaining access to the collateral. The Master Portfolios also could suffer a loss if the value of an investment purchased with the cash collateral falls below the value of the original cash collateral received.

Income Taxes: Each Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. However, each interestholder in such a Master Portfolio will be taxed on its distributive share of the Master Portfolio’s taxable income in determining its federal income tax liability. It is intended that each Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code. Under any applicable foreign tax laws, a withholding tax may be imposed on the interest, dividends and capital gains at various rates.

Each Master Portfolio files U.S. federal and state tax returns. No income tax returns are currently under examination. The statute of limitations on each Master Portfolio’s U.S. federal tax returns remains open for the years ended December 31, 2006 through December 31, 2009.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Master Portfolios’ financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Master Portfolios’ financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several master portfolios are pro-rated among those master portfolios on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Master Portfolios may engage in various portfolio investment strategies both to increase the return of the Master Portfolios and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying securities, or if the counterparty does not perform under the contract.

Financial Futures Contracts: The Master Portfolios may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to changes in the value of interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Master Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened versus the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets.

Derivative Instruments categorized by Risk Exposure:

Value of Derivative Instruments as of December 31, 2009*
	Liability Derivatives
S&P 500 Stock Master Portfolio	Statement of Assets and Liabilities Location	Value
Equity Contracts**	Variation margin payable	$428,585

*	For the year ended December 31, 2009, the average number and notional amount of open futures contracts, which is indicative of the year’s activity, was 876 and $41,617,155, respectively.

**	Includes cumulative appreciation/depreciation of financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

40	ANNUAL REPORT	DECEMBER 31, 2009

Notes to Financial Statements (continued)	Master Investment Portfolio

The Effect of Derivative Instruments on the Statement of Operations Year Ended December 31, 2009
S&P 500 Stock Master Portfolio	Net Realized Gain From Financial Futures Contracts	Net Change in Unrealized Appreciation on Financial Futures Contracts
Equity Contracts	$11,258,599	$40,020

3. Investment Advisory Agreement and Other Transactions with Affiliates:

On December 1, 2009, Barclays PLC (“Barclays”) completed the sale of its interest in Barclays Global Investors, N.A. (“BGI”) and affiliated companies to BlackRock, Inc. (“BlackRock”) (the “Transaction”). The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not. BGI was renamed BlackRock Institutional Trust Company, N.A. (“BTC”) and is a wholly-owned subsidiary of BlackRock.

Under the 1940 Act and upon completion of the Transaction on December 1, 2009, MIP’s investment advisory agreement with Barclays Global Fund Advisors (“BGFA”) was automatically terminated. The Board and investors of the Master Portfolios approved a new investment advisory agreement with BlackRock Fund Advisors (formerly BGFA) (“BFA”). The investment advisory fee rate for each Master Portfolio remained the same after the Transaction.

Pursuant to the investment advisory agreement with MIP, BFA is responsible for the management of each Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio. BFA is entitled to receive an annual investment advisory fee of 0.08% and 0.05% of the average daily net assets of the Bond Index Master Portfolio and S&P 500 Stock Master Portfolio, respectively, as compensation for investment advisory services. From time to time, BFA may waive a portion of its investment advisory fees. Any such waivers will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

The fees and expenses of the Master Portfolios’ trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (the “independent expenses”) are paid directly by the Master Portfolios. BFA has contractually agreed to cap the expenses of the Master Portfolios whereby BFA reduces the investment advisory fee by an amount equal to the independent expenses, which is included in expense reductions in the Statement of Operations.

MIP has entered into an administration services arrangement with BTC, which has agreed to provide general administration services. BTC is not entitled to compensation for providing administration services to the Master Portfolios so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or so long as BTC (or an affiliate) receives investment advisory fees from the Master Portfolios. BTC may delegate certain of its administration duties to sub-administrators.

Pursuant to an exemptive order issued by the SEC, each Master Portfolio has retained BTC as the securities lending agent for a fee based on a share of the net returns on investment of cash collateral. BFA may, on behalf of a Master Portfolio, invest cash collateral received by the Master Portfolio for such loan, among other things, in a private investment company managed by BTC or its registered money market funds advised by BTC or its affiliates. The securities lending agent has voluntarily agreed to waive its fees for the period from December 1, 2009 through June 1, 2010. For the period from December 1, 2009 to December 31, 2009, the securities lending agent’s share of the income was earned by the Master Portfolios. The share of the income earned by the Master Portfolios on such investments is shown as securities lending — affiliated on the Statements of Operations. For the year ended December 31, 2009, BTC received securities lending income of $48,483 and $1,231,460 from the Bond Index Master Portfolio and S&P 500 Stock Master Portfolio, respectively.

Each Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income — affiliated in the Statements of Operations.

Cross trades for the year ended December 31, 2009, if any, were executed by the Master Portfolios pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

ANNUAL REPORT	DECEMBER 31, 2009	41

Notes to Financial Statements (concluded)	Master Investment Portfolio

4. Investments:

For the year ended December 31, 2009, purchases and sales of investments including paydowns and TBA transactions and excluding short-term securities and U.S. government securities, were as follows:

	Purchases	Sales
Bond Index Master Portfolio	$9,785,084	$4,868,436
S&P 500 Stock Master Portfolio	$90,743,269	$79,251,434

For the year ended December 31, 2009, purchases and sales of U.S. government securities for the Bond Index Master Portfolio were $158,530,357 and $139,542,412, respectively.

5. Market and Credit Risk:

In the normal course of business, the Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all of its obligations (credit risk). The value of securities held by the Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to credit risk, the Master Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Master Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Master Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Master Portfolios’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Master Portfolios’ Statements of Assets and Liabilities.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolios through February 24, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

42	ANNUAL REPORT	DECEMBER 31, 2009

Report of Independent Registered Public Accounting Firm	Master Investment Portfolio

To the Interestholders and Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Bond Index Master Portfolio and S&P 500 Stock Master Portfolio, each a portfolio of Master Investment Portfolio (collectively, the “Master Portfolios”), at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 24, 2010

ANNUAL REPORT	DECEMBER 31, 2009	43

Proxy Results

A Special Meeting of Interestholders was held on November 20, 2009 for investors of record on September 30, 2009 to elect a Board of Trustees of MIP and to approve a new investment advisory agreement between BFA and MIP, on behalf of each Master Portfolio. Each vote represents one dollar of value of interests outstanding on the record date.

Approved the Trustees* as follows:

	Votes For	Votes Withheld
David O. Beim	38,494,117,194	21,217,012
Richard S. Davis	38,494,578,433	20,755,773
Ronald W. Forbes	38,493,655,954	21,678,251
Henry Gabbay	38,493,655,954	21,678,251
Dr. Matina Horner	38,494,117,194	21,217,012
Rodney D. Johnson	38,494,578,433	20,755,773
Herbert I. London	38,493,655,954	21,678,251
Cynthia A. Montgomery	38,490,888,518	24,445,688
Joseph P. Platt, Jr.	38,493,655,954	21,678,251
Robert C. Robb, Jr.	38,494,578,433	20,755,773
Toby Rosenblatt	38,495,039,672	20,294,533
Kenneth L. Urish	38,494,578,433	20,755,773
Frederick W. Winter	38,493,655,954	21,678,251

Approved the new investment advisory agreement as follows:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes**
Bond Index Master Portfolio	79,699,659	195,063	24,165	16,114,493
S&P 500 Stock Master Portfolio	872,647,472	—	3,746,831	186,620,074

*	Denotes Trust-wide proposal and voting results.

**	Broker non-votes are proxies received by the Master Portfolio from brokers or nominees who did not receive instructions from the beneficial owner or other persons entitled to vote and who have no discretionary power to vote on a particular matter. Broker non-votes have the effect of a vote against the proposal.

44	ANNUAL REPORT	DECEMBER 31, 2009

Disclosure of Investment Advisory Agreement

On December 1, 2009, BlackRock, Inc. (“BlackRock”) completed a transaction whereby it acquired from Barclays Bank PLC (“Barclays”) the interests in BlackRock Fund Advisors (“BFA”), formerly known as Barclays Global Fund Advisors, and certain affiliated companies, including BlackRock Institutional Trust Company, N.A. (“BTC”), formerly known as Barclays Global Investors, N.A. (the “Transaction”).

Prior to the Transaction, BFA served as the investment advisor to each Master Portfolio pursuant to an investment advisory agreement with MIP (the “Previous Advisory Agreement”). Under the 1940 Act, the Transaction resulted in the automatic termination of the Previous Advisory Agreement. In order for the management of each Master Portfolio to continue uninterrupted, the Board of Trustees of MIP (the “Board”) approved interim and new investment advisory agreements (the “New Advisory Agreement”) with MIP, the latter of which was subsequently approved by each Master Portfolio’s investors.

Board Considerations In Approving the New Advisory Agreement

At the in-person meeting held on September 3, 2009, after consideration of the factors discussed below, the Board of Trustees of MIP, including a majority of the Independent Trustees, unanimously approved the New Advisory Agreement between BFA and MIP, on behalf of the Master Portfolios after consideration of all factors determined to be relevant to the Board’s deliberations, including those discussed below.

The Approval Process — At in-person meetings held on July 30, August 11 and September 3, 2009, the Board, including the Independent Trustees, discussed the Transaction and the New Advisory Agreement for MIP.

In preparation for their consideration of the New Advisory Agreement, the Trustees received, in response to a written due diligence request prepared by the Board and its independent legal counsel and provided to BlackRock, BTC and BFA, comprehensive written information covering a range of issues and received, in response to their additional requests, further information in advance of and at the September 3, 2009 in-person Board meeting. To assist the Board in its consideration of the New Advisory Agreement, BlackRock provided materials and information about itself, including its history, management, investment, risk management and compliance capabilities and processes, and financial condition and BFA provided materials and information about the Transaction. In addition, the Independent Trustees consulted with their independent legal counsel and fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

In considering the New Advisory Agreement, the Board, including the Independent Trustees, took into account, as it deemed relevant, the fact that on March 18-19, 2009, it had performed a full annual review of the Previous Advisory Agreement. At that time, the Board unanimously approved the selection of BFA and the continuance of the Previous Advisory Agreement based on its review of qualitative and quantitative information provided by BFA. In selecting BFA and approving the Previous Advisory Agreement for the Master Portfolios, the Board, including the Independent Trustees, advised by their independent legal counsel, considered the nature, extent and quality of services provided by BFA, the Master Portfolios’ expenses and performance, costs of services provided to the Master Portfolios and profits realized by BFA and its affiliates, economies of scale, fees and services provided for other comparable funds or accounts by BFA and its affiliates and other benefits to BFA and/or its affiliates.

At the July, August and September 2009 Board meetings, the Trustees discussed with representatives of BTC, BFA and/or BlackRock the management, investment, risk management and compliance capabilities and processes, and financial condition of BlackRock, the Transaction and its rationale, and BlackRock’s general plans and intentions regarding BFA and the Master Portfolios. At these Board meetings, representatives of BTC, BFA and/or BlackRock made various presentations to, and responded to questions from, the Board. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of BFA in connection with the Transaction, including the anticipated senior management structure of BFA and portfolio management personnel for the Master Portfolios following the completion of the Transaction. The Independent Trustees also conferred separately and with their independent legal counsel about the Transaction and other matters related to the Transaction on a number of occasions. After the presentations and after reviewing the written materials provided, the Independent Trustees met in executive sessions with their independent legal counsel at the July, August and September 2009 Board meetings to consider the Transaction, its expected impact on BFA, the Master Portfolios and their investors, and the New Advisory Agreement.

In connection with the Board’s review of the New Advisory Agreement, BTC, BFA and/or BlackRock, as applicable, provided the Board with information about a variety of matters. The Board considered, among other things, the following information:

•

that BFA and BlackRock have no present intention to alter the advisory fee rates and expense arrangements currently in effect for the Master Portfolios for a period of two years from the date of the closing of the Transaction;

•	the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of the combined company;

•

that the Master Portfolios may benefit from having direct access to BlackRock’s technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions® brand name;

ANNUAL REPORT	DECEMBER 31, 2009	45

Disclosure of Investment Advisory Agreement (continued)

•	that the Master Portfolios will have access to greater distribution resources through BlackRock’s relationships with third party brokers and retirement plan platforms;

•

that there is not expected to be any diminution in the nature, quality and extent of services provided to the Master Portfolios and their investors by BFA, including portfolio management and compliance services;

•	that it is expected that substantially all of the current employees of BFA will remain employees of BFA and will continue to provide services to the Master Portfolios following the Transaction;

•

that BlackRock has agreed to conduct its business after the closing of the Transaction in compliance with the conditions of Section 15(f) of the 1940 Act in relation to the Master Portfolios which, among other requirements, requires that no “unfair burden” be imposed for a period of two years following the closing;

•

that Barclays or one of its affiliates has agreed to pay: (i) all costs of the Master Portfolios in connection with the consideration by the Board of the New Advisory Agreement; and (ii) all costs of seeking approval of the New Advisory Agreement by Master Portfolio investors; and

•

that Barclays and BlackRock would derive benefits from the Transaction and that, as a result, they may have a different financial interest in the matters that were being considered than do Master Portfolio investors.

In approving BFA as adviser, approving the New Advisory Agreement for the Master Portfolios and recommending that investors approve the New Advisory Agreement, the Board, including the Independent Trustees, advised by its independent legal counsel, considered the information provided and the factors described below and reached the conclusions described herein. The Board did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors discussed below.

The Nature, Extent and Quality of Services to be Provided by BFA and Its Affiliates — The Board noted that the terms of the New Advisory Agreement will be substantially identical to the Previous Advisory Agreement and considered representations by BFA, BTC and BlackRock that there would be no diminution in the scope of services provided by BFA under the New Advisory Agreement as compared to the scope of services provided by BFA under the Previous Advisory Agreement. The Board took into account the breadth of Barclays’ and BlackRock’s combined asset management experience and the range of their asset management services. The Board also noted the depth and investment experience of the portfolio management staff and considered further representations by BFA, BTC and BlackRock that members of the previous portfolio management teams for the Master Portfolios (or BlackRock professionals with similar experience) are expected to be involved with the daily management of the Master Portfolios after the Transaction. The Board also considered BFA’s and BlackRock’s compliance programs and their compliance resources. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board and has made appropriate officers available as needed to provide further assistance with these matters, and that it is expected that these reports and discussions will continue following the consummation of the Transaction.

The Board noted the representations of BFA, BTC and BlackRock that the Transaction was not expected to have any adverse effect on the resources and strengths of BFA in managing the Master Portfolios. The Board also considered that the Master Portfolios and their investors may benefit from having direct access to BlackRock’s technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions® brand name. The Board discussed BlackRock’s current financial condition, its anticipated financial condition following the completion of the Transaction, its lines of business and its liquidity and credit resources. The Board discussed BlackRock’s current ownership structure and expected ownership structure following the completion of the Transaction. The Board was advised that BlackRock operates as an independent firm, with a Board of Directors, a majority of whom are independent, and no majority shareholder. The Board was also advised that while BlackRock’s largest shareholders, Merrill Lynch, a wholly owned subsidiary of Bank of America, and PNC are important clients and strategic partners of BlackRock, they are not involved in the firm’s day-to-day management or operations.

Based on the discussions held and the materials presented at the July, August and September 2009 Board meetings, the Board determined that the Transaction would not likely cause an adverse change in the nature, extent and quality of the services to be provided by BFA under the New Advisory Agreement compared with the services provided by BFA under the Previous Advisory Agreement and that the Board expected that the quality of such services will continue to be appropriate.

Master Portfolios’ Expenses and Performance of the Portfolios — The Board took into account that the fee rates for each Master Portfolio under the New Advisory Agreement are identical to the fee rates under the respective Previous Investment Advisory Agreement. Further, the Board noted that representatives of BFA and BlackRock had confirmed that there is no present intention to alter the advisory fee rates, expense waivers or expense reimbursement arrangements currently in effect for the Master Portfolios for a period of two years. BFA advised that, in connection with the Transaction, it will enter into contractual

46	ANNUAL REPORT	DECEMBER 31, 2009

Disclosure of Investment Advisory Agreement (concluded)

advisory fee waivers for each Master Portfolio previously subject to such a waiver on the same terms as the previous contractual advisory fee waivers, all of which would otherwise terminate at the closing of the Transaction. In addition, the rates at which the administration fees are to be paid by the Master Portfolios will not change as a result of the Transaction, nor will there be any other change in the expense structures.

The Board considered BFA’s substantial investment advisory experience and capabilities, as well as the possibility of additional resources and support from BlackRock following the completion of the Transaction, but noted that the effect, if any, the consummation of the Transaction would have on the future performance of the Master Portfolios could not be predicted.

Costs of Services Provided to the Master Portfolios and Profits Realized by BFA and Its Affiliates — In evaluating the costs of the services to be provided by BFA under the New Advisory Agreement, the Board considered, among other things, whether advisory fee rates or other expenses would change as a result of the Transaction. The Board noted that the New Advisory Agreement is substantially identical to the Previous Advisory Agreement, including the fact that the fee rates under the agreements are identical and that representatives of BFA and BlackRock represented that there is no present intention due to the Transaction to alter the advisory fee rates, expense waivers or expense reimbursement arrangements currently in effect as described above. It was noted that it was not possible to predict how the Transaction would affect BFA’s profitability from its relationship with the Master Portfolios. BFA, BlackRock and the Board discussed how profitability is expected to be calculated and presented to the Board following the Transaction, and the Board reviewed BlackRock’s 2008 profitability methodology with respect to its registered investment companies. The Board also received a presentation from BlackRock comparing the methodologies currently used by BlackRock and BFA to calculate investment company profitability and a comparison of each Master Portfolio’s 2007 and 2008 profitability to BFA to the profitability to BlackRock in 2007 and 2008 of similarly managed investment companies.

Economies of Scale — The Board noted that the Previous Advisory Agreement and the New Advisory Agreement do not provide any breakpoints in the investment advisory fee rates as a result of any increases in the asset levels of the Master Portfolios. However, the Board noted that the investment advisory fee rates for the Master Portfolios had been set initially at the lower end of the marketplace so as to afford the Master Portfolios’ investors the opportunity to share in anticipated economies of scale from inception.

The Board noted representations from BlackRock that it will continue to make significant investments in the infrastructure supporting the Master Portfolios. The Board determined that changes to the fee structure were not currently necessary. It was noted that it was not possible to evaluate how the Transaction would create opportunities for additional economies of scale.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and Its Affiliates — In March 2009, the Board had considered the Master Portfolios’ advisory fee rates under the Previous Advisory Agreement (which are the same as the advisory fees rates under the New Advisory Agreement) in comparison to the investment advisory/management fee rates for other accounts. The Board noted that any differences between the investment advisory fee rates for the Master Portfolios and the investment advisory/management fee rates for the other accounts appeared to be attributable to, among other things, the type and level of services provided and/or the asset levels of the other accounts and determined that the investment advisory fee rates do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the advisory fee rates are fair and reasonable.

Other Benefits to BFA and/or Its Affiliates — In March 2009, the Board had reviewed any ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Master Portfolios by BFA and concluded that any ancillary benefits would not be disadvantageous to the Master Portfolios’ investors. Any fall-out or ancillary benefits as a result of the Transaction were difficult to quantify with certainty, and the Board expected that they will continue to be evaluated going forward.

Conclusions — The Board examined the totality of the information it was provided at the July, August and September 2009 Board meetings, and information it received at other meetings held during the past year, and did not identify any single factor discussed previously as controlling. Based on this analysis, the Board determined that the New Advisory Agreement, including the investment advisory fee rates thereunder, are fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Master Portfolios and their investors to unanimously approve the New Advisory Agreement.

ANNUAL REPORT	DECEMBER 31, 2009	47

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/ MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 55 East 52 nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 106 Portfolios	None

Rodney D. Johnson 55 East 52 nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2004; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006.	36 RICs consisting of 106 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	36 RICs consisting of 106 Portfolios	None

Dr. Matina Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52 nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.	36 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	36 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	36 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52 nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 106 Portfolios	None

Toby Rosenblatt 55 East 52 nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	36 RICs consisting of 106 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

48	ANNUAL REPORT	DECEMBER 31, 2009

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/ MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Kenneth L. Urish 55 East 52 nd Street New York, NY 10055 1951	Chair of the Audit Committee and Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants from 2007 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 106 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee and Member of the Audit Committee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	36 RICs consisting of 106 Portfolios	None

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

2	Date shown is the earliest date a person has served as a trustee for the Trust/MIP covered by this annual report.

Interested Trustees[3]

Richard S. Davis 55 East 52 nd Street New York, NY 10055 1945	Trustee	Since 2009	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Directors, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	173 RICs consisting of 304 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	173 RICs consisting of 304 Portfolios	None

3	Mr. Davis is an “interested person” as defined in the Investment Company Act of 1940, of the Trust/MIP based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

ANNUAL REPORT	DECEMBER 31, 2009	49

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust/ MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers[4]

Anne F. Ackerley 55 East 52 nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Jeffrey Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Simon Mendelson 55 East 52 nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2005; Chief Operating Officer and head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal J. Andrews 55 East 52 nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52 nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard B. Surloff 55 East 52 nd Street New York, NY 10055 1965	Secretary	Since 2009	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

4	Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust/MIP Officers and Trustees is available in the Trust/MIP Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

50	ANNUAL REPORT	DECEMBER 31, 2009

Officers and Trustees (concluded)

Investment Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Custodian

State Street Bank and Trust Company

Boston, MA 02101

Transfer Agent

State Street Bank and Trust Company

Boston, MA 02101

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

San Francisco, CA 94111

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02101

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Distributor

SEI Investments Distribution Co.

Oaks, PA 19456

Address of the Funds

c/o the Distributor

One Freedom Valley Drive

Oaks, PA 19456

ANNUAL REPORT	DECEMBER 31, 2009	51

Additional Information

General Information

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio votes proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds/Master Portfolios file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

52	ANNUAL REPORT	DECEMBER 31, 2009

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#BDSP-12/09

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

LifePath® Portfolios OF BLACKROCK FUNDS III ANNUAL REPORT | DECEMBER 31, 2009

LifePath® Retirement Portfolio

LifePath 2020 Portfolio®

LifePath 2030 Portfolio®

LifePath 2040 Portfolio®

LifePath® 2050 Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	ANNUAL REPORT	DECEMBER 31, 2009

Dear Shareholder

In 2009, investors worldwide witnessed a seismic shift in market sentiment as the fear and pessimism that characterized 2008 were replaced by guarded optimism. The single most important reason for this change was the swing from a deep global recession to the beginnings of a global recovery.

At the outset of the year, markets were still reeling from 2008’s nearly unprecedented global financial and economic meltdown. The looming threat of further collapse in global markets prompted stimulus packages and central bank interventions on an extraordinary scale worldwide. Ultimately, these actions helped stabilize the financial system, and the economic contraction began to abate.

Stocks fell sharply to start 2009 as investor confidence remained low on fears of an economic depression. After touching their lows in March, stocks galloped higher as massive, coordinated global monetary and fiscal stimulus began to reflate world economies. Sidelined cash poured into the markets, triggering a dramatic and steep upward rerating of stocks and other risk assets. The financial sector and low-quality securities that had been battered most in the downturn enjoyed the sharpest recovery. The experience in international markets was similar to that seen in the United States. European stocks slightly edged out other developed markets for the year, but emerging markets were the clear winners in 2009. To some extent, this outperformance reflected the stronger recoveries in emerging economies and corporate earnings, but emerging market stocks also saw significant expansion in valuations.

The improvement in the economic backdrop was reflected in fixed income markets as well, where non-Treasury assets made a robust recovery. One of the major themes for 2009 was the reversal of the flight-to-quality trade seen in 2008. As investors grew more comfortable with risk, high yield finished the year as the strongest-performing fixed income sector in both the taxable and tax-exempt space. Overall, the municipal market made a strong showing, outpacing most taxable sectors. Despite fundamental challenges, the technical picture remained supportive of the asset class. Municipal fund inflows had a record-setting year; investor expectations of higher taxes boosted demand; and the Build America Bonds program was deemed a success, adding $65 billion of taxable supply to the municipal marketplace in 2009. Notably, the program has alleviated tax-exempt supply pressure and attracted the attention of a global audience.

All told, the rebound in sentiment and global market conditions propelled virtually every major benchmark index into positive territory for both the 6- and 12-month periods, with the notable exception of Treasury bonds, which were negatively affected by rising long-term rates.

Total Returns as of December 31, 2009	6-month	12-month
US equities (S&P 500 Index)	22.59%	26.46%
Small cap US equities (Russell 2000 Index)	23.90	27.17
International equities (MSCI Europe, Australasia, Far East Index)	22.07	31.78
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.06)	(9.71)
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	3.95	5.93
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	6.10	12.91
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	21.27	58.76

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment improved dramatically in the past year, but uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the new year and beyond.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On December 1, 2009, BlackRock, Inc. and Barclays Global Investors, N.A. combined to form one of the world’s preeminent investment management firms. The new company, operating under the BlackRock name, manages $3.346 trillion in assets* and offers clients a full complement of worldwide active management, enhanced and index investment strategies and products, including individual and institutional separate accounts, mutual funds and other pooled investment vehicles, and the industry-leading iShares® platform of exchange traded funds.

*	Data is as of December 31, 2009.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of December 31, 2009	LifePath Portfolios

Portfolio Management Commentary

What are the Investment Objectives and Approach of the LifePath Portfolios?

•

Each LifePath Portfolio seeks to maximize assets for retirement or other purposes consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. An investor’s time horizon marks the point when the investors plan to start making net withdrawals. Each LifePath Portfolio has its own time horizon, which affects the acceptable risk level of the LifePath Portfolio and, in turn, its asset allocation.

•

The LifePath Portfolios are invested in a combination of equity and bond funds for which BlackRock Fund Advisors (“BFA”) is the investment adviser. Each LifePath Portfolio generally invests in the same underlying funds but in differing proportions, with some exceptions, depending upon the acceptable risk level of the LifePath Portfolio. In Q4 2009, the LifePath 2010 Portfolio reached its maturity. At that point the asset allocation of the LifePath 2010 Portfolio and the LifePath Retirement Portfolio became identical. Thus, on November 20, 2009, the LifePath 2010 Portfolio merged into the LifePath Retirement Portfolio. Investors in the LifePath 2010 Portfolio received shares of the LifePath Retirement Portfolio of equivalent market value.

Describe the market environment.

•

Perhaps the only constant theme during 2009 was that markets remained highly volatile. After losing between 30% and 40% in 2008, stocks sank further still in early 2009, with the S&P 500® Index reaching a low of 666 on March 6. From that point, however, equity markets rebounded sharply and appreciated by over 65% by the time the year drew to a close. For the year as a whole, the S&P 1500 Index rose 27.25%. Outside of the United States, the news was generally even better. While these markets were hit the hardest during the downturn, they posted the strongest gains on the way back up. The MSCI ACWI ex US IMI Index was up 43.60% for the full year.

•

As occurred in the equity markets, credit-related areas of the fixed income markets staged a strong rebound in 2009 as investors returned to the mortgage, investment-grade corporate and high yield areas of the market, all of which posted especially strong gains. Treasury markets, however, suffered as the “flight to safety” that dominated 2008 shifted course. For 2009 as a whole, the Barclays Capital U.S. Aggregate Bond Index gained 5.93%. Inflation concerns were largely responsible for pushing the Barclays Capital U.S. Treasury TIPS Index higher, returning 11.41% for the same period.

•

The beleaguered housing sector showed signs of improvement. The global real estate markets as represented by the FTSE EPRA/NAREIT Developed Real Estate Index rose by 38.25% after a dismal 2008. Cash, as represented by the Citigroup 3-Month Treasury Bill Index, returned 0.16% for the reporting period, highlighting the continued low interest rate environment.

What factors influenced performance?

•

The asset allocation of the LifePath Portfolios is the primary driver of performance. With markets staging a strong recovery in 2009, the LifePath Portfolios delivered double-digit returns. As equity markets posted stronger returns than bonds, the longer-dated funds with larger equity exposures (LifePath 2040, LifePath 2050) posted higher returns than the shorter-dated funds (LifePath Retirement, LifePath 2020). A secondary source of performance is security selection, via enhanced index strategies, within U.S. large cap equities (Active Stock Master Portfolio) and U.S. bonds (CoreAlpha Bond Master Portfolio). These strategies have the objective to add extra return above the index while maintaining broad diversification. During the reporting period, the Active Stock Master Portfolio detracted from overall performance while the CoreAlpha Bond Master Portfolio added extra return to the portfolios. As a result, the more conservative LifePath Portfolios, such as the LifePath Retirement Portfolio, which invest a greater share of their assets in the CoreAlpha Bond Master Portfolio, matched or exceeded their custom benchmark, while the longer-dated funds, such as the LifePath 2040 Portfolio, which invest a greater share of their assets in the Active Stock Master Portfolio, somewhat lagged their custom benchmark.

•

The LifePath Portfolios invest a significant amount of their assets in the Active Stock and CoreAlpha Bond Master Portfolios. Both of these Master Portfolios seek to outperform their respective benchmark indices by employing quantitative models that attempt to identify attractive securities. The Active Stock Master Portfolio lagged its benchmark, the S&P 500 Index, for the reporting period, as some of the factors within the quantitative model, such as relative value and sentiment insights, failed to add value. The CoreAlpha Bond Master Portfolio ended the year well ahead of its benchmark, the Barclays Capital U.S. Aggregate Bond Index, as credit spreads tightened and liquidity returned to the market.

•

During 2009, each LifePath Portfolio invested a portion of its assets in various iShares Funds. The iShares Funds performed generally in line with their respective benchmark indices, with the exception of the iShares MSCI Emerging Markets Index Fund, which underperformed its index by nearly 7%.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

The LifePath Portfolios are organized as “feeder” funds in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, holds interests in the net assets of its corresponding Master Portfolio. It is the Master Portfolio that actually invests in individual securities. References to “the LifePath Portfolios” are to the feeder funds or the Master Portfolios, as the context requires.

4	ANNUAL REPORT	DECEMBER 31, 2009

LifePath® Retirement Portfolio

Total Return Based on a $10,000 Investment

See “About Portfolio Performance” on page 10 for descriptions of the indexes.

Performance Summary for the Year Ended December 31, 2009

	6-Month Total Returns	Average Annual Total Returns
		1 Year	5 Years	10 Years	Since Inception
Class I	12.57%	18.25%	3.57%	4.12%	5.56%[1]
Class R	12.40%	17.96%	3.30%	—	5.75%[2]
Class S	12.54%	18.53%	—	—	0.08%[3]
Citigroup 3-Month Treasury Bill Index	0.06%	0.16%	2.88%	2.84%	—
Barclays Capital U.S. Aggregate Bond Index	3.95%	5.93%	4.97%	6.33%	—
LifePath Retirement Custom Benchmark	6.47%	16.75%	4.06%	5.09%	—
S&P 1500 Index	22.98%	27.25%	0.69%	(0.20)%	—
MSCI All Country World Index (“ACWI”) ex US IMI Index	8.29%	43.60%	6.04%	2.69%	—

1	Total return is calculated from an inception date of March 1, 1994. The Class I shares are successors to the assets of the Institutional class of shares of the Stagecoach Trust LifePath 2000 Fund (the “predecessor fund”), that began operations on March 1, 1994. Performance information for the period before March 26, 1996, the date the Portfolio began operations, reflects the performance of the predecessor fund.

2	Total return is calculated from an inception date of April 11, 2003. This inception date represents the date investors began investing in the Class R shares of the Portfolio. To establish the new share class, the Portfolio’s distributor privately seeded Class R shares on April 30, 2001. The class had no activity from April 30, 2001 until investment began on the Class R inception date. The since inception return calculated from April 30, 2001 for the Portfolio was 3.77%.

3	Total return is calculated from an inception date of May 30, 2008.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[4]	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[4]
Class I	$1,000	$1,125.70	$4.07	$1,000	$1,021.40	$3.87
Class R	$1,000	$1,124.00	$5.35	$1,000	$1,020.20	$5.09
Class S	$1,000	$1,125.40	$2.04	$1,000	$1,023.30	$1.94

4	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.76% for Class I, 1.00% for Class R and 0.38% for Class S), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Portfolio invests significantly in a Master Portfolio, the expense table example reflects the net expenses of both the Portfolio and the Master Portfolio in which it invests.

5	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

ANNUAL REPORT	DECEMBER 31, 2009	5

LifePath 2020 Portfolio®

Total Return Based on a $10,000 Investment

See “About Portfolio Performance” on page 10 for descriptions of the indexes.

Performance Summary for the Year Ended December 31, 2009

	6-Month Total Returns	Average Annual Total Returns
		1 Year	5 Years	10 Years	Since Inception
Class I	16.32%	22.71%	2.63%	1.68%	6.73%[1]
Class R	16.27%	22.42%	2.39%	—	3.10%[2]
Class S	16.53%	23.15%	—	—	(5.10)%[3]
Citigroup 3-Month Treasury Bill Index	0.06%	0.16%	2.88%	2.84%	—
Barclays Capital U.S. Aggregate Bond Index	3.95%	5.93%	4.97%	6.33%	—
LifePath 2020 Custom Benchmark	7.75%	22.84%	3.27%	2.78%	—
S&P 1500 Index	22.98%	27.25%	0.69%	(0.20)%	—
MSCI All Country World Index (“ACWI”) ex US IMI Index	8.29%	43.60%	6.04%	2.69%	—

1	Total return is calculated from an inception date of March 1, 1994. The Class I shares are successors to the assets of the Institutional class of shares of the Stagecoach Trust LifePath 2020 Fund (the “predecessor fund”), that began operations on March 1, 1994. Performance information for the period before March 26, 1996, the date the Portfolio began operations, reflects the performance of the predecessor fund.

2	Total return is calculated from an inception date of March 7, 2002. This inception date represents the date investors began investing in the Class R shares of the Portfolio. To establish the new share class, the Portfolio’s distributor privately seeded Class R shares on April 30, 2001. The class had no activity from April 30, 2001 until investment began on the Class R inception date. The since inception return calculated from April 30, 2001 for the Portfolio was 2.31%.

3	Total return is calculated from an inception date of May 30, 2008.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[4]	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[4]
Class I	$1,000	$1,163.20	$3.93	$1,000	$1,021.60	$3.67
Class R	$1,000	$1,162.70	$5.29	$1,000	$1,020.30	$4.94
Class S	$1,000	$1,165.30	$1.09	$1,000	$1,024.20	$1.02

4	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.72% for Class I, 0.97% for Class R and 0.20% for Class S), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Portfolio invests significantly in a Master Portfolio, the expense table example reflects the net expenses of both the Portfolio and the Master Portfolio in which it invests.

5	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

6	ANNUAL REPORT	DECEMBER 31, 2009

LifePath 2030 Portfolio®

Total Return Based on a $10,000 Investment

See “About Portfolio Performance” on page 10 for descriptions of the indexes.

Performance Summary for the Year Ended December 31, 2009

	6-Month Total Returns	Average Annual Total Returns
		1 Year	5 Years	10 Years	Since Inception
Class I	19.07%	25.77%	1.98%	0.81%	6.93%[1]
Class R	18.87%	25.42%	1.73%	—	6.11%[2]
Class S	19.20%	26.23%	—	—	(8.02)%[3]
Citigroup 3-Month Treasury Bill Index	0.06%	0.16%	2.88%	2.84%	—
Barclays Capital U.S. Aggregate Bond Index	3.95%	5.93%	4.97%	6.33%	—
LifePath 2030 Custom Benchmark	8.58%	27.05%	2.70%	1.82%	—
S&P 1500 Index	22.98%	27.25%	0.69%	(0.20)%	—
MSCI All Country World Index (“ACWI”) ex US IMI Index	8.29%	43.60%	6.04%	2.69%	—

1	Total return is calculated from an inception date of March 1, 1994. The Class I shares are successors to the assets of the Institutional class of shares of the Stagecoach Trust LifePath 2030 Fund (the “predecessor fund”), that began operations on March 1, 1994. Performance information for the period before March 26, 1996, the date the Portfolio began operations, reflects the performance of the predecessor fund.

2	Total return is calculated from an inception date of April 8, 2003. This inception date represents the date investors began investing in the Class R shares. To establish the new share class, the Portfolio’s distributor privately seeded Class R shares on April 30, 2001. The class had no activity from April 30, 2001 until investment began on the Class R inception date. The since inception return calculated from April 30, 2001 for the Portfolio was 1.73%.

3	Total return is calculated from an inception date of May 30, 2008.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[4]	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[4]
Class I	$1,000	$1,190.70	$3.87	$1,000	$1,021.70	$3.57
Class R	$1,000	$1,188.70	$5.24	$1,000	$1,020.40	$4.84
Class S	$1,000	$1,192.00	$1.93	$1,000	$1,023.40	$1.79

4	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.70% for Class I, 0.95% for Class R and 0.35% for Class S), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Portfolio invests significantly in a Master Portfolio, the expense table example reflects the net expenses of both the Portfolio and the Master Portfolio in which it invests.

5	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

ANNUAL REPORT	DECEMBER 31, 2009	7

LifePath 2040 Portfolio®

Total Return Based on a $10,000 Investment

See “About Portfolio Performance” on page 10 for descriptions of the indexes.

Performance Summary for the Year Ended December 31, 2009

	6-Month Total Returns	Average Annual Total Returns
		1 Year	5 Years	10 Years	Since Inception
Class I	21.31%	28.08%	1.34%	(0.35)%	7.01%[1]
Class R	21.14%	27.85%	1.10%	—	6.18%[2]
Class S	21.54%	28.52%	—	—	(10.47)%[3]
Citigroup 3-Month Treasury Bill Index	0.06%	0.16%	2.88%	2.84%	—
Barclays Capital U.S. Aggregate Bond Index	3.95%	5.93%	4.97%	6.33%	—
LifePath 2040 Custom Benchmark	9.25%	30.52%	2.15%	0.87%	—
S&P 1500 Index	22.98%	27.25%	0.69%	(0.20)%	—
MSCI All Country World Index (“ACWI”) ex US IMI Index	8.29%	43.60%	6.04%	2.69%	—

1	Total return is calculated from an inception date of March 1, 1994. The Class I shares are successors to the assets of the Institutional class of shares of the Stagecoach Trust LifePath 2040 Fund (the “predecessor fund”), that began operations on March 1, 1994. Performance information for the period before March 26, 1996, the date the Portfolio began operations, reflects the performance of the predecessor fund.

2	Total return is calculated from an inception date of April 8, 2003. This inception date represents the date investors began investing in the Class R shares. To establish the new share class, the Portfolio’s distributor privately seeded Class R shares on April 30, 2001. The class had no activity from April 30, 2001 until investment began on the Class R inception date. The since inception return calculated from April 30, 2001 for the Portfolio was 1.26%.

3	Total return is calculated from an inception date of May 30, 2008.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[4]	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[4]
Class I	$1,000	$1,213.10	$3.85	$1,000	$1,021.70	$3.52
Class R	$1,000	$1,211.40	$5.24	$1,000	$1,020.50	$4.79
Class S	$1,000	$1,215.40	$1.95	$1,000	$1,023.40	$1.79

4	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.69% for Class I, 0.94% for Class R and 0.35% for Class S), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Portfolio invests significantly in a Master Portfolio, the expense table example reflects the net expenses of both the Portfolio and the Master Portfolio in which it invests.

5	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

8	ANNUAL REPORT	DECEMBER 31, 2009

LifePath® 2050 Portfolio

Total Return Based on a $10,000 Investment

1	Commencement of operations.

See “About Portfolio Performance” on page 10 for descriptions of the indexes.

Performance Summary for the Year Ended December 31, 2009

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[2]
Class I	23.42%	30.35%	(7.86)%
Class R	23.34%	30.08%	(8.07)%
Class S	23.63%	30.82%	(7.56)%
Citigroup 3-Month Treasury Bill Index	0.06%	0.16%	—
Barclays Capital U.S. Aggregate Bond Index	3.95%	5.93%	—
LifePath 2050 Custom Benchmark	9.86%	34.11%	—
S&P 1500 Index	22.98%	27.25%	—
MSCI All Country World Index (“ACWI”) ex US IMI Index	8.29%	43.60%	—

2	Total returns are calculated from an inception date of June 30, 2008.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[4]
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[3]	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[3]
Class I	$1,000	$1,234.20	$3.77	$1,000	$1,021.80	$3.41
Class R	$1,000	$1,233.40	$5.12	$1,000	$1,020.60	$4.63
Class S	$1,000	$1,236.30	$1.52	$1,000	$1,023.80	$1.38

3	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.67% for Class I, 0.91% for Class R and 0.27% for Class S), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Portfolio invests significantly in a Master Portfolio, the expense table example reflects the net expenses of both the Portfolio and the Master Portfolio in which it invests.

4	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

ANNUAL REPORT	DECEMBER 31, 2009	9

About Portfolio Performance

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The LifePath Portfolios’ administrator waived/credited a portion of each LifePath Portfolio’s expenses. Without such waiver or credit, each LifePath Portfolio’s performance would have been lower. Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The S&P 1500 Index is a market weighted index comprised of the S&P 500, S&P MidCap 400 and S&P SmallCap 600 Indexes, which together represent approximately 90% of the total U.S. equity market. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market weighted index comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agencies with at least one year to maturity. The MSCI ACWI ex US IMI Index is a free float-adjusted market capitalization-weighted index that measures the equity market performance of the developed (excluding the U.S.) and emerging investable market universe. The Citigroup 3-Month Treasury Bill Index is a market value weighted index of public obligations of the U.S. Treasury with maturities of three months.

The LifePath custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the LifePath Portfolios’ changing asset allocations over time. As of December 31, 2009, the following indexes are used to calculate the LifePath Portfolios’ custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, Barclays Capital U.S. Aggregate Bond Index, Citigroup 3-Month Treasury Bill Index, Barclays Capital U.S. Treasury TIPS Index, MSCI ACWI ex US IMI Index and FTSE EPRA/NAREIT Developed Real Estate Index.

Disclosure of Expenses

Shareholders of each LifePath Portfolio may incur operating expenses, including advisory fees, distribution or 12b-1 fees, and other portfolio expenses. The expense example (which is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009) is intended to assist shareholders both in calculating expenses based on an investment in a LifePath Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The tables on the preceding pages provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each LifePath Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	ANNUAL REPORT	DECEMBER 31, 2009

Statements of Assets and Liabilities	BlackRock Funds III

December 31, 2009	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio
Assets
Investments at value - Master Portfolio	$585,499,884	$934,369,924	$728,554,542	$592,254,716	$16,996,015
Capital shares sold receivable	2,748,016	1,377,132	1,312,448	1,011,359	126,205

Total assets	588,247,900	935,747,056	729,866,990	593,266,075	17,122,220

Liabilities
Capital shares redeemed payable	754,106	1,629,846	680,238	889,540	861
Administration fees payable	246,600	389,336	302,948	246,122	6,182
Income dividends payable	127,281	185,918	160,953	133,743	—
Distribution fees payable - Class R	88,369	159,935	126,721	94,063	1,545
Professional fees payable	11,501	11,131	11,118	11,091	10,962

Total liabilities	1,227,857	2,376,166	1,281,978	1,374,559	19,550

Net Assets	$587,020,043	$933,370,890	$728,585,012	$591,891,516	$17,102,670

Net Assets Consist of
Paid-in capital	$581,983,911	$934,265,513	$777,834,601	$610,328,564	$15,760,055
Undistributed (distributions in excess of) net investment income	(400,815)	(1,076,317)	(363,742)	(135,688)	39,674
Accumulated net realized loss	(38,378,489)	(101,033,109)	(106,389,929)	(92,699,257)	(249,294)
Net unrealized appreciation/depreciation	43,815,436	101,214,803	57,504,082	74,397,897	1,552,235

Net Assets	$587,020,043	$933,370,890	$728,585,012	$591,891,516	$17,102,670

Net Asset Value
Class I:
Net assets	$438,986,872	$663,895,133	$517,818,219	$435,318,094	$13,992,323

Shares outstanding, unlimited number of shares authorized, no par value	40,665,099	45,401,312	38,898,574	27,136,989	832,177

Net asset value	$10.80	$14.62	$13.31	$16.04	$16.81

Class R:
Net assets	$147,741,202	$268,507,231	$210,369,531	$156,562,373	$3,055,628

Shares outstanding, unlimited number of shares authorized, no par value	14,732,476	19,281,916	16,126,514	10,215,843	181,699

Net asset value	$10.03	$13.93	$13.04	$15.33	$16.82

Class S:
Net assets	$291,969	$968,526	$397,262	$11,049	$54,719

Shares outstanding, unlimited number of shares authorized, no par value	27,080	66,207	29,799	689	3,248

Net asset value	$10.78	$14.63	$13.33	$16.04	$16.84	[1]

1	The net asset value is calculated based on net assets of $54,719.28 and shares outstanding of 3,248.449.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	11

Statements of Operations	BlackRock Funds III

Year Ended December 31, 2009	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio
Investment Income
Net investment income allocated from the Master Portfolios:
Interest	$4,408,307	$11,552,235	$5,569,601	$2,293,563	$3,996
Dividends	2,685,467	12,847,986	11,998,644	10,971,978	182,862
Securities lending - affiliated	37,834	168,181	148,399	135,782	1,532
Income - affiliated	2,213	7,900	6,507	5,624	182
Expenses[1]	(484,717)	(1,647,353)	(1,123,630)	(806,572)	(9,903)

Total income	6,649,104	22,928,949	16,599,521	12,600,375	178,669

Expenses
Administration	919,419	3,634,361	2,788,664	2,228,516	30,334
Distribution - Class R	101,847	511,559	397,581	288,410	1,697
Professional	11,887	13,145	12,634	12,275	10,981
Independent Trustees	1,218	5,982	4,496	3,534	—

Total expenses	1,034,371	4,165,047	3,203,375	2,532,735	43,012
Less expense reductions	(13,105)	(19,127)	(17,130)	(15,809)	(10,981)

Total expenses after expense reductions	1,021,266	4,145,920	3,186,245	2,516,926	32,031

Net investment income	5,627,838	18,783,029	13,413,276	10,083,449	146,638

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolios
Net realized gain (loss) from investments, financial futures contracts and swaps	(4,545,046)	(58,045,241)	(56,951,517)	(49,341,942)	289,239
Net change in unrealized appreciation/depreciation on investments, financial futures contracts and swaps	57,906,234	196,056,873	182,485,014	161,847,250	1,627,074

Total realized and unrealized gain	53,361,188	138,011,632	125,533,497	112,505,308	1,916,313

Net Increase in Net Assets Resulting from Operations	$58,989,026	$156,794,661	$138,946,773	$122,588,757	$2,062,951

1 Net of fee reductions	$609,663	$2,432,793	$1,885,529	$1,521,056	$23,591

See Notes to Financial Statements.

12	ANNUAL REPORT	DECEMBER 31, 2009

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath Retirement Portfolio		LifePath 2020 Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2009	2008	2009	2008
Operations
Net investment income	$5,627,838	$4,644,492	$18,783,029	$21,205,355
Net realized loss	(4,545,046)	(6,531,737)	(58,045,241)	(48,745,627)
Net change in unrealized appreciation/depreciation	57,906,234	(20,123,766)	196,056,873	(189,360,737)

Net increase (decrease) in net assets resulting from operations	58,989,026	(22,011,011)	156,794,661	(216,901,009)

Dividends and Distributions to Shareholders From
Net investment income:
Class I	(4,739,995)	(3,162,927)	(17,223,974)	(11,474,253)
Class R	(1,359,146)	(820,114)	(6,672,470)	(4,166,884)
Class S	(2,101)	(870)[1]	(20,977)	(2,474)[1]
Net realized gain:
Class I	(38,511)	(404,249)	—	(4,015,828)
Class R	(10,904)	(123,205)	—	(1,742,585)
Class S	(15)	(165)[1]	—	(1,023)[1]
Return of capital:
Class I	—	—	(91,672)	—
Class R	—	—	(36,106)	—
Class S	—	—	(97)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(6,150,672)	(4,511,530)	(24,045,296)	(21,403,047)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	416,400,035	(14,803,123)	188,098,878	(111,432,392)

Net Assets
Total increase (decrease) in net assets	469,238,389	(41,325,664)	320,848,243	(349,736,448)
Beginning of year	117,781,654	159,107,318	612,522,647	962,259,095

End of year	$587,020,043	$117,781,654	$933,370,890	$612,522,647

Undistributed (distributions in excess of) net investment income	$(400,815)	$72,601	$(1,076,317)	$4,058,134

1	For the period from May 30, 2008 (commencement of operations) to December 31, 2008.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	13

Statements of Changes in Net Assets (continued)	BlackRock Funds III

	LifePath 2030 Portfolio		LifePath 2040 Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2009	2008	2009	2008
Operations
Net investment income	$13,413,276	$13,402,881	$10,083,449	$8,524,627
Net realized loss	(56,951,517)	(47,541,666)	(49,341,942)	(43,469,884)
Net change in unrealized appreciation/depreciation	182,485,014	(169,034,539)	161,847,250	(144,081,280)

Net increase (decrease) in net assets resulting from operations	138,946,773	(203,173,324)	122,588,757	(179,026,537)

Dividends and Distributions to Shareholders From
Net investment income:
Class I	(12,375,362)	(7,165,522)	(9,283,916)	(4,664,390)
Class R	(4,626,595)	(2,591,243)	(3,074,278)	(1,668,748)
Class S	(6,313)	(965)[1]	(237)	(130)[1]
Net realized gain:
Class I	—	(2,175,943)	—	(1,286,530)
Class R	—	(945,972)	—	(570,781)
Class S	—	(312)[1]	—	(38)[1]
Return of capital:
Class I	(27,465)	—	—	—
Class R	(11,001)	—	—	—
Class S	(12)	—	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(17,046,748)	(12,879,957)	(12,358,431)	(8,190,617)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	158,362,699	(35,656,698)	136,290,162	38,669,269

Net Assets
Total increase (decrease) in net assets	280,262,724	(251,709,979)	246,520,488	(148,547,885)
Beginning of year	448,322,288	700,032,267	345,371,028	493,918,913

End of year	$728,585,012	$448,322,288	$591,891,516	$345,371,028

Undistributed (distributions in excess of) net investment income	$(363,742)	$3,231,268	$(135,688)	$2,139,318

1	For the period from May 30, 2008 (commencement of operations) to December 31, 2008.

See Notes to Financial Statements.

14	ANNUAL REPORT	DECEMBER 31, 2009

Statements of Changes in Net Assets (concluded)	BlackRock Funds III

	LifePath 2050 Portfolio
Increase (Decrease) in Net Assets:	Year Ended December 31, 2009	Period June 30, 2008[1] to December 31, 2008
Operations
Net investment income	$146,638	$2,267
Net realized gain	289,239	704
Net change in unrealized appreciation/depreciation	1,627,074	(74,839)

Net increase (decrease) in net assets resulting from operations	2,062,951	(71,868)

Dividends and Distributions to Shareholders From
Net investment income:
Class I	(92,580)	(1,924)
Class R	(13,913)	(154)
Class S	(488)	(114)
Net realized gain:
Class I	(440,756)	(70)
Class R	(96,288)	(5)
Class S	(1,732)	(4)
Return of capital:
Class I	—	(614)
Class R	—	(49)
Class S	—	(37)

Decrease in net assets resulting from dividends and distributions to shareholders	(645,757)	(2,971)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	15,183,580	576,735

Net Assets
Total increase in net assets	16,600,774	501,896
Beginning of period	501,896	—

End of period	$17,102,670	$501,896

Undistributed net investment income	$39,674	$75

1	Commencement of operations.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	15

Financial Highlights	LifePath Retirement Portfolio

	Class I
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.42	$11.46	$11.59	$11.22	$11.18

Net investment income	0.32 [1]	0.37	0.39	0.39	0.30
Net realized and unrealized gain (loss)	1.37	(2.06)	0.12	0.58	0.17

Net increase (decrease) from investment operations	1.69	(1.69)	0.51	0.97	0.47

Dividends and distributions from:
Net investment income	(0.31)	(0.31)	(0.37)	(0.39)	(0.33)
Net realized gain	(0.00)[2]	(0.04)	(0.27)	(0.21)	(0.10)

Total dividends and distributions	(0.31)	(0.35)	(0.64)	(0.60)	(0.43)

Net asset value, end of year	$10.80	$9.42	$11.46	$11.59	$11.22

Total Investment Return[3]
Based on net asset value	18.25%	(15.04)%	4.50%	8.80%	4.32%

Ratios to Average Net Assets[4]
Total expenses	1.10%	1.11%	1.12%	1.13%	1.15%

Total expenses after expense reductions	0.76%	0.76%	0.77%	0.78%	0.81%

Net investment income	3.13%	3.29%	3.43%	3.28%	2.72%

Supplemental Data
Net assets, end of year (000)	$438,987	$92,717	$136,923	$91,518	$99,349

Portfolio turnover of the Master Portfolio	6%	11%	6%	10%	11%

1	Based on average shares outstanding.

2	Amount is less than $0.01 per share.

3	Includes the reinvestment of dividends and distributions.

4	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

16	ANNUAL REPORT	DECEMBER 31, 2009

Financial Highlights (continued)	LifePath Retirement Portfolio

	Class R
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$8.77	$10.70	$10.87	$10.56	$10.55

Net investment income	0.27 [1]	0.32	0.36	0.35	0.28
Net realized and unrealized gain (loss)	1.28	(1.92)	0.09	0.53	0.14

Net increase (decrease) from investment operations	1.55	(1.60)	0.45	0.88	0.42

Dividends and distributions from:
Net investment income	(0.29)	(0.29)	(0.35)	(0.36)	(0.31)
Net realized gain	(0.00)[2]	(0.04)	(0.27)	(0.21)	(0.10)

Total dividends and distributions	(0.29)	(0.33)	(0.62)	(0.57)	(0.41)

Net asset value, end of year	$10.03	$8.77	$10.70	$10.87	$10.56

Total Investment Return[3]
Based on net asset value	17.96%	(15.24)%	4.17%	8.52%	4.05%

Ratios to Average Net Assets[4]
Total expenses	1.34%	1.36%	1.37%	1.38%	1.40%

Total expenses after expense reductions	1.00%	1.01%	1.02%	1.03%	1.06%

Net investment income	2.83%	3.11%	3.06%	3.18%	2.51%

Supplemental Data
Net assets, end of year (000)	$147,741	$25,030	$22,185	$13,460	$9,567

Portfolio turnover of the Master Portfolio	6%	11%	6%	10%	11%

1	Based on average shares outstanding.

2	Amount is less than $0.01 per share.

3	Includes the reinvestment of dividends and distributions.

4	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	17

Financial Highlights (continued)	LifePath Retirement Portfolio

	Class S
	Year Ended December 31, 2009	Period May 30, 2008[1] to December 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$9.44	$11.46

Net investment income	0.35 [2]	0.25
Net realized and unrealized gain (loss)	1.33	(1.97)

Net increase (decrease) from investment operations	1.68	(1.72)

Dividends and distributions from:
Net investment income	(0.34)	(0.26)
Net realized gain	(0.00)[3]	(0.04)

Total dividends and distributions	(0.34)	(0.30)

Net asset value, end of period	$10.78	$9.44

Total Investment Return[4]
Based on net asset value	18.53%	(15.53)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.74%	0.79%[7]

Total expenses after expense reductions	0.40%	0.44%[7]

Net investment income	3.43%	4.08%[7]

Supplemental Data
Net assets, end of period (000)	$292	$35

Portfolio turnover of the Master Portfolio	6%	11%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Amount is less than $0.01 per share.

4	Includes the reinvestment of dividends and distributions.

5	Not annualized.

6	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

7	Annualized.

See Notes to Financial Statements.

18	ANNUAL REPORT	DECEMBER 31, 2009

Financial Highlights (continued)	LifePath 2020 Portfolio

	Class I
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$12.32	$16.98	$17.48	$15.85	$15.19

Net investment income	0.35 [1]	0.44	0.45	0.40	0.30
Net realized and unrealized gain (loss)	2.38	(4.67)	0.14	1.64	0.68

Net increase (decrease) from investment operations	2.73	(4.23)	0.59	2.04	0.98

Dividends and distributions from:
Net investment income	(0.43)	(0.31)	(0.44)	(0.41)	(0.32)
Net realized gain	—	(0.12)	(0.65)	—	—
Return of capital	(0.00)[2]	—	—	—	—

Total dividends and distributions	(0.43)	(0.43)	(1.09)	(0.41)	(0.32)

Net asset value, end of year	$14.62	$12.32	$16.98	$17.48	$15.85

Total Investment Return[3]
Based on net asset value	22.71%	(25.42)%	3.34%	13.01%	6.54%

Ratios to Average Net Assets[4]
Total expenses	1.08%	1.07%	1.08%	1.08%	1.12%

Total expenses after expense reductions	0.72%	0.73%	0.74%	0.75%	0.78%

Net investment income	2.65%	2.65%	2.52%	2.37%	2.01%

Supplemental Data
Net assets, end of year (000)	$663,895	$432,717	$781,519	$598,633	$578,497

Portfolio turnover of the Master Portfolio	6%	13%	7%	16%	17%

1	Based on average shares outstanding.

2	Amount is less than $0.01 per share.

3	Includes the reinvestment of dividends and distributions.

4	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	19

Financial Highlights (continued)	LifePath 2020 Portfolio

	Class R
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$11.75	$16.24	$16.77	$15.22	$14.60

Net investment income	0.30 [1]	0.37	0.38	0.37	0.27
Net realized and unrealized gain (loss)	2.28	(4.45)	0.13	1.56	0.64

Net increase (decrease) from investment operations	2.58	(4.08)	0.51	1.93	0.91

Dividends and distributions from:
Net investment income	(0.40)	(0.29)	(0.39)	(0.38)	(0.29)
Net realized gain	—	(0.12)	(0.65)	—	—
Return of capital	(0.00)[2]	—	—	—	—

Total dividends and distributions	(0.40)	(0.41)	(1.04)	(0.38)	(0.29)

Net asset value, end of year	$13.93	$11.75	$16.24	$16.77	$15.22

Total Investment Return[3]
Based on net asset value	22.42%	(25.57)%	3.06%	12.77%	6.28%

Ratios to Average Net Assets[4]
Total expenses	1.33%	1.32%	1.33%	1.33%	1.37%

Total expenses after expense reductions	0.97%	0.98%	0.99%	1.00%	1.03%

Net investment income	2.42%	2.51%	2.26%	2.31%	1.82%

Supplemental Data
Net assets, end of year (000)	$268,507	$179,389	$180,740	$118,364	$57,525

Portfolio turnover of the Master Portfolio	6%	13%	7%	16%	17%

1	Based on average shares outstanding.

2	Amount is less than $0.01 per share.

3	Includes the reinvestment of dividends and distributions.

4	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

20	ANNUAL REPORT	DECEMBER 31, 2009

Financial Highlights (continued)	LifePath 2020 Portfolio

	Class S
	Year Ended December 31, 2009	Period May 30, 2008[1] to December 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$12.33	$16.90

Net investment income	0.40 [2]	0.30
Net realized and unrealized gain (loss)	2.37	(4.48)

Net increase (decrease) from investment operations	2.77	(4.18)

Dividends and distributions from:
Net investment income	(0.47)	(0.27)
Net realized gain	—	(0.12)
Return of capital	(0.00)[3]	—

Total dividends and distributions	(0.47)	(0.39)

Net asset value, end of period	$14.63	$12.33

Total Investment Return[4]
Based on net asset value	23.15%	(25.28)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.73%	0.76%[7]

Total expenses after expense reductions	0.37%	0.42%[7]

Net investment income	3.05%	4.27%[7]

Supplemental Data
Net assets, end of period (000)	$969	$416

Portfolio turnover of the Master Portfolio	6%	13%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Amount is less than $0.01 per share.

4	Includes the reinvestment of dividends and distributions.

5	Not annualized.

6	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

7	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	21

Financial Highlights (continued)	LifePath 2030 Portfolio

	Class I
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$10.92	$16.19	$16.90	$15.39	$14.87

Net investment income	0.29 [1]	0.35	0.34	0.32	0.24
Net realized and unrealized gain (loss)	2.46	(5.29)	0.11	1.99	0.88

Net increase (decrease) from investment operations	2.75	(4.94)	0.45	2.31	1.12

Dividends and distributions from:
Net investment income	(0.36)	(0.25)	(0.35)	(0.36)	(0.26)
Net realized gain	—	(0.08)	(0.81)	(0.44)	(0.34)
Return of capital	(0.00)[2]	—	—	—	—

Total dividends and distributions	(0.36)	(0.33)	(1.16)	(0.80)	(0.60)

Net asset value, end of year	$13.31	$10.92	$16.19	$16.90	$15.39

Total Investment Return[3]
Based on net asset value	25.77%	(31.03)%	2.64%	15.12%	7.63%

Ratios to Average Net Assets[4]
Total expenses	1.06%	1.06%	1.07%	1.08%	1.10%

Total expenses after expense reductions	0.70%	0.72%	0.73%	0.74%	0.76%

Net investment income	2.47%	2.29%	2.10%	1.95%	1.69%

Supplemental Data
Net assets, end of year (000)	$517,818	$315,028	$564,348	$408,564	$352,800

Portfolio turnover of the Master Portfolio	7%	13%	7%	22%	24%

1	Based on average shares outstanding.

2	Amount is less than $0.01 per share.

3	Includes the reinvestment of dividends and distributions.

4	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

22	ANNUAL REPORT	DECEMBER 31, 2009

Financial Highlights (continued)	LifePath 2030 Portfolio

	Class R
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$10.71	$15.90	$16.62	$15.15	$14.65

Net investment income	0.26 [1]	0.29	0.31	0.28	0.22
Net realized and unrealized gain (loss)	2.40	(5.17)	0.09	1.95	0.85

Net increase (decrease) from investment operations	2.66	(4.88)	0.40	2.23	1.07

Dividends and distributions from:
Net investment income	(0.33)	(0.23)	(0.31)	(0.32)	(0.23)
Net realized gain	—	(0.08)	(0.81)	(0.44)	(0.34)
Return of capital	(0.00)[2]	—	—	—	—

Total dividends and distributions	(0.33)	(0.31)	(1.12)	(0.76)	(0.57)

Net asset value, end of year	$13.04	$10.71	$15.90	$16.62	$15.15

Total Investment Return[3]
Based on net asset value	25.42%	(31.19)%	2.38%	14.83%	7.37%

Ratios to Average Net Assets[4]
Total expenses	1.31%	1.31%	1.32%	1.33%	1.35%

Total expenses after expense reductions	0.95%	0.97%	0.98%	0.99%	1.01%

Net investment income	2.23%	2.13%	1.85%	1.84%	1.52%

Supplemental Data
Net assets, end of year (000)	$210,370	$133,199	$135,684	$77,890	$39,134

Portfolio turnover of the Master Portfolio	7%	13%	7%	22%	24%

1	Based on average shares outstanding.

2	Amount is less than $0.01 per share.

3	Includes the reinvestment of dividends and distributions.

4	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	23

Financial Highlights (continued)	LifePath 2030 Portfolio

	Class S
	Year Ended December 31, 2009	Period May 30, 2008[1] to December 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$10.92	$16.07

Net investment income	0.38 [2]	0.25
Net realized and unrealized gain (loss)	2.43	(5.09)

Net increase (decrease) from investment operations	2.81	(4.84)

Dividends and distributions from:
Net investment income	(0.40)	(0.23)
Net realized gain	—	(0.08)
Return of capital	(0.00)[3]	—

Total dividends and distributions	(0.40)	(0.31)

Net asset value, end of period	$13.33	$10.92

Total Investment Return[4]
Based on net asset value	26.23%	(30.65)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.71%	0.73%[7]

Total expenses after expense reductions	0.35%	0.39%[7]

Net investment income	3.19%	3.44%[7]

Supplemental Data
Net assets, end of period (000)	$397	$95

Portfolio turnover of the Master Portfolio	7%	13%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Amount is less than $0.01 per share.

4	Includes the reinvestment of dividends and distributions.

5	Not annualized.

6	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

7	Annualized.

See Notes to Financial Statements.

24	ANNUAL REPORT	DECEMBER 31, 2009

Financial Highlights (continued)	LifePath 2040 Portfolio

	Class I
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$12.88	$20.32	$20.90	$18.18	$17.03

Net investment income	0.32 [1]	0.35	0.34	0.31	0.21
Net realized and unrealized gain (loss)	3.22	(7.45)	0.08	2.76	1.18

Net increase (decrease) from investment operations	3.54	(7.10)	0.42	3.07	1.39

Dividends and distributions from:
Net investment income	(0.38)	(0.26)	(0.35)	(0.35)	(0.24)
Net realized gain	—	(0.08)	(0.65)	—	—

Total dividends and distributions	(0.38)	(0.34)	(1.00)	(0.35)	(0.24)

Net asset value, end of year	$16.04	$12.88	$20.32	$20.90	$18.18

Total Investment Return[2]
Based on net asset value	28.08%	(35.40)%	2.03%	16.97%	8.24%

Ratios to Average Net Assets[3]
Total expenses	1.05%	1.04%	1.06%	1.07%	1.09%

Total expenses after expense reductions	0.69%	0.69%	0.72%	0.73%	0.76%

Net investment income	2.33%	2.02%	1.71%	1.62%	1.45%

Supplemental Data
Net assets, end of year (000)	$435,318	$248,491	$383,391	$278,716	$221,359

Portfolio turnover of the Master Portfolio	6%	14%	8%	29%	38%

1	Based on average shares outstanding.

2	Includes the reinvestment of dividends and distributions.

3	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	25

Financial Highlights (continued)	LifePath 2040 Portfolio

	Class R
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$12.32	$19.46	$20.06	$17.47	$16.37

Net investment income	0.28 [1]	0.29	0.30	0.25	0.19
Net realized and unrealized gain (loss)	3.08	(7.13)	0.06	2.64	1.11

Net increase (decrease) from investment operations	3.36	(6.84)	0.36	2.89	1.30

Dividends and distributions from:
Net investment income	(0.35)	(0.22)	(0.31)	(0.30)	(0.20)
Net realized gain	—	(0.08)	(0.65)	—	—

Total dividends and distributions	(0.35)	(0.30)	(0.96)	(0.30)	(0.20)

Net asset value, end of year	$15.33	$12.32	$19.46	$20.06	$17.47

Total Investment Return[2]
Based on net asset value	27.85%	(35.56)%	1.78%	16.64%	8.01%

Ratios to Average Net Assets[3]
Total expenses	1.30%	1.29%	1.31%	1.32%	1.34%

Total expenses after expense reductions	0.94%	0.94%	0.97%	0.98%	1.01%

Net investment income	2.08%	1.80%	1.49%	1.46%	1.20%

Supplemental Data
Net assets, end of year (000)	$156,562	$96,873	$110,528	$65,203	$34,710

Portfolio turnover of the Master Portfolio	6%	14%	8%	29%	38%

1	Based on average shares outstanding.

2	Includes the reinvestment of dividends and distributions.

3	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

26	ANNUAL REPORT	DECEMBER 31, 2009

Financial Highlights (continued)	LifePath 2040 Portfolio

	Class S
	Year Ended December 31, 2009	Period May 30, 2008[1] to December 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$12.87	$20.11

Net investment income	0.38 [2]	0.31
Net realized and unrealized gain (loss)	3.22	(7.21)

Net increase (decrease) from investment operations	3.60	(6.90)

Dividends and distributions from:
Net investment income	(0.43)	(0.26)
Net realized gain	—	(0.08)

Total dividends and distributions	(0.43)	(0.34)

Net asset value, end of period	$16.04	$12.87

Total Investment Return[3]
Based on net asset value	28.52%	(34.75)%[4]

Ratios to Average Net Assets[5]
Total expenses	0.70%	0.69%[6]

Total expenses after expense reductions	0.34%	0.36%[6]

Net investment income	2.73%	3.31%[6]

Supplemental Data
Net assets, end of period (000)	$11	$6

Portfolio turnover of the Master Portfolio	6%	14%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Includes the reinvestment of dividends and distributions.

4	Not annualized.

5	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

6	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	27

Financial Highlights (continued)	LifePath 2050 Portfolio

	Class I
	Year Ended December 31, 2009	Period June 30, 2008[1] to December 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$13.46	$20.00

Net investment income	0.38 [2]	0.10
Net realized and unrealized gain (loss)	3.68	(6.52)

Net increase (decrease) from investment operations	4.06	(6.42)

Dividends and distributions from:
Net investment income	(0.16)	(0.09)
Net realized gain	(0.55)	(0.00)[3]
Return of capital	—	(0.03)

Total dividends and distributions	(0.71)	(0.12)

Net asset value, end of period	$16.81	$13.46

Total Investment Return[4]
Based on net asset value	30.35%	(32.18)%[5]

Ratios to Average Net Assets[6]
Total expenses	1.27%	12.80%[7]

Total expenses after expense reductions	0.67%	0.68%[7]

Net investment income	2.39%	2.14%[7]

Supplemental Data
Net assets, end of period (000)	$13,992	$444

Portfolio turnover of the Master Portfolio	12%	0%[8]

1	Commencement of operations.

2	Based on average shares outstanding.

3	Amount is less than $0.01 per share.

4	Includes the reinvestment of dividends and distributions.

5	Not annualized.

6	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

7	Annualized.

8	Rounds to less than 1%.

See Notes to Financial Statements.

28	ANNUAL REPORT	DECEMBER 31, 2009

Financial Highlights (continued)	LifePath 2050 Portfolio

	Class R
	Year Ended December 31, 2009	Period June 30, 2008[1] to December 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$13.47	$20.00

Net investment income	0.41 [2]	0.14
Net realized and unrealized gain (loss)	3.63	(6.59)

Net increase (decrease) from investment operations	4.04	(6.45)

Dividends and distributions from:
Net investment income	(0.14)	(0.06)
Net realized gain	(0.55)	(0.00)[3]
Return of capital	—	(0.02)

Total dividends and distributions	(0.69)	(0.08)

Net asset value, end of period	$16.82	$13.47

Total Investment Return[4]
Based on net asset value	30.08%	(32.28)%[5]

Ratios to Average Net Assets[6]
Total expenses	1.35%	13.04%[7]

Total expenses after expense reductions	0.84%	0.91%[7]

Net investment income	2.45%	1.68%[7]

Supplemental Data
Net assets, end of period (000)	$3,056	$34

Portfolio turnover of the Master Portfolio	12%	0%[8]

1	Commencement of operations.

2	Based on average shares outstanding.

3	Amount is less than $0.01 per share.

4	Includes the reinvestment of dividends and distributions.

5	Not annualized.

6	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

7	Annualized.

8	Rounds to less than 1%.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	29

Financial Highlights (concluded)	LifePath 2050 Portfolio

	Class S
	Year Ended December 31, 2009	Period June 30, 2008[1] to December 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$13.46	$20.00

Net investment income	0.64 [2]	0.17
Net realized and unrealized gain (loss)	3.48	(6.57)

Net increase (decrease) from investment operations	4.12	(6.40)

Dividends and distributions from:
Net investment income	(0.19)	(0.11)
Net realized gain	(0.55)	(0.00)[3]
Return of capital	—	(0.03)

Total dividends and distributions	(0.74)	(0.14)

Net asset value, end of period	$16.84	$13.46

Total Investment Return[4]
Based on net asset value	30.82%	(32.10)%[5]

Ratios to Average Net Assets[6]
Total expenses	1.37%	12.41%[7]

Total expenses after expense reductions	0.58%	0.29%[7]

Net investment income	4.34%	3.94%[7]

Supplemental Data
Net assets, end of period (000)	$55	$24

Portfolio turnover of the Master Portfolio	12%	0%[8]

1	Commencement of operations.

2	Based on average shares outstanding.

3	Amount is less than $0.01 per share.

4	Includes the reinvestment of dividends and distributions.

5	Not annualized.

6	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

7	Annualized.

8	Rounds to less than 1%.

See Notes to Financial Statements.

30	ANNUAL REPORT	DECEMBER 31, 2009

Notes to Financial Statements	BlackRock Funds III

1. Organization and Significant Accounting Policies:

BlackRock Funds III (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust, formerly known as Barclays Global Investors Funds, Inc., was redomiciled from a Maryland corporation to a Delaware statutory trust effective January 11, 2002. The financial statements and these accompanying notes relate to five series of the Trust: LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio (each, a “LifePath Portfolio” and collectively, the “LifePath Portfolios”). Each LifePath Portfolio seeks to achieve its investment objective by investing substantially all of its assets in a separate series of Master Investment Portfolio (“MIP”): LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”). Each Master Portfolio has the same or substantially similar investment objective as its corresponding LifePath Portfolio. The performance of a LifePath Portfolio is directly affected by the performance of its corresponding Master Portfolio.

The value of each LifePath Portfolio’s investment in its corresponding Master Portfolio reflects that LifePath Portfolio’s interest in the net assets of that Master Portfolio (50.24%, 52.50%, 50.83%, 52.24% and 42.32% for the LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio, respectively, as of December 31, 2009).

The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the LifePath Portfolios’ financial statements. The LifePath Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain accruals and estimates. Actual results may differ from these estimates.

Each LifePath Portfolio offers multiple classes of shares although certain share classes may not be outstanding at report date. Each LifePath Portfolio offers the following classes of shares: Class I, Class R, Class S and Class R-1.

All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions and differ principally in administration and distribution fees. Class R has exclusive voting rights with respect to matters relating to its shareholder servicing expenditures.

LifePath Portfolio Reorganization: The Board of Trustees of the Trust approved a reorganization, pursuant to which the LifePath Retirement Portfolio acquired substantially all of the assets and assumed substantially all of the liabilities of the LifePath 2010 Portfolio. The reorganization was a tax-free event and took place on November 20, 2009. The acquisition was accomplished by a tax-free exchange of 23,620,188 Class I Shares, 8,225,927 Class R Shares and 13,947 Class S Shares of LifePath 2010 Portfolio for 26,374,283 Class I Shares, 9,701,782 Class R Shares and 15,549 Class S Shares, respectively, of LifePath Retirement Portfolio. The conversion ratios for Class I Shares, Class R Shares and Class S Shares were 1.11659922, 1.17941499 and 1.11485097, respectively. For financial reporting purposes, assets received and shares issued by the LifePath Retirement Portfolio were recorded at fair value; however, the cost basis of the investments received from the LifePath 2010 Portfolio was carried forward to align ongoing reporting of LifePath Retirement Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. LifePath 2010 Portfolio’s net assets on that date of $381,324,704, including $32,612,777 of net unrealized appreciation, were combined with those of LifePath Retirement Portfolio. The aggregate net assets of LifePath Retirement Portfolio immediately after the acquisition amounted to $580,327,369. In connection with the acquisition, the LifePath 2010 Portfolio was terminated as a series of the Trust.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the LifePath Retirement Portfolio, the pro forma results of operations for the year ended December 31, 2009, are as follows:

•	Net investment income: $6,046,641

•	Net loss on investments: $(17,991,026)

•	Net decrease in the assets resulting from operations: $(11,944,385)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of LifePath 2010 Portfolio that have been included in LifePath Retirement Portfolio’s Statement of Operations since November 20, 2009.

The following is a summary of significant accounting policies followed by the LifePath Portfolios:

Valuation: Each LifePath Portfolio records its investments in its corresponding Master Portfolio at fair value.

Fair Value Measurements: Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are

ANNUAL REPORT	DECEMBER 31, 2009	31

Notes to Financial Statements (continued)	BlackRock Funds III

observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Portfolios’ own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2009, each LifePath Portfolio’s investment in its corresponding Master Portfolio was classified as Level 2. More relevant disclosure regarding fair value measurements relates to the Master Portfolios, which is disclosed in Note 1 of the Master Portfolios’ Notes to Financial Statements included elsewhere in this report.

Investment Transactions and Net Investment Income: For financial reporting purposes, investment transactions in the Master Portfolios are accounted for on a trade date basis. Each LifePath Portfolio records daily its proportionate share of its Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each LifePath Portfolio accrues its own expenses. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions to Shareholders: Distributions to shareholders from net investment income, if any, are declared and distributed quarterly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually. Dividends are determined separately for each class based on income and expenses allocable to each class.

Income Taxes: It is each LifePath Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has evaluated the tax positions of each LifePath Portfolio as of December 31, 2009 and has determined that no provision for income tax is required in the LifePath Portfolios’ financial statements.

Each LifePath Portfolio files U.S. federal and state tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Portfolio’s U.S. federal tax return remains open for the years ended December 31, 2006 through December 31, 2009.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the LifePath Portfolios’ financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the LifePath Portfolios’ financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to each LifePath Portfolio or its classes are charged to that LifePath Portfolio or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of each LifePath Portfolio are allocated daily to each class based on its relative net assets.

2. Transactions with Affiliates:

On December 1, 2009, Barclays PLC (“Barclays”) completed the sale of its interest in Barclays Global Investors, N.A. (“BGI”) and affiliated companies to BlackRock, Inc. (“BlackRock”). BGI was renamed Black-Rock Institutional Trust Company, N.A. (“BTC”) and is a wholly-owned subsidiary of BlackRock.

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

32	ANNUAL REPORT	DECEMBER 31, 2009

Notes to Financial Statements (continued)	BlackRock Funds III

The Trust has entered into an administration services arrangement with BTC, which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC, in consideration thereof, has agreed to bear all of the LifePath Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolios. BTC is entitled to receive for these administration services an annual fee of 0.50% of the average daily net assets of each LifePath Portfolio’s Class I and Class R Shares, 0.15% of average daily net assets of the Class S Shares and 0.75% of average daily net assets of the Class R-1 Shares. BTC may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the LifePath Portfolios’ trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the LifePath Portfolios. BTC has contractually agreed to provide an offsetting credit against the administration fees paid by the LifePath Portfolios in an amount equal to the independent expenses, through December 1, 2011, which is included in expense reductions in the Statements of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

3. Distribution Plan:

SEI Investment Distribution Company (“SEI”) is the distributor for the LifePath Portfolios. The LifePath Portfolios have adopted a plan pursuant to Rule 12b-1 under the 1940 Act, which authorizes Class R of the LifePath Portfolios to pay expenses relating to the distribution of its shares. Under the plan, SEI is entitled to receive an annual fee for these services of 0.25% of the average daily net assets of each LifePath Portfolio’s Class R. Class I and Class S shareholders do not pay any fees for distribution services. The fees paid to SEI by each LifePath Portfolio’s Class R are shown as distribution — Class R in the Statements of Operations.

4. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2009 attributable to portfolio merger, dividend redesignation and return of capital distributions were reclassified to the following accounts:

	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio

Paid-in capital	$27,969,571	$(124,195)	$(18,411)	$6,835	$440
Undistributed net investment income	$49,418	$127,816	$38,462	$(24)	$(58)
Accumulated net realized gain (loss)	$(28,018,989)	$(3,621)	$(20,051)	$(6,811)	$(382)

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio
Ordinary income
12/31/2009	$6,150,672	$23,917,421	$17,008,270	$12,358,431	$561,729
12/31/2008	$4,126,640	$15,753,674	$9,757,730	$6,333,268	$2,192
Net long-term capital gains
12/31/2009	—	—	—	—	$84,028
12/31/2008	$384,890	$5,649,373	$3,122,227	$1,857,349	$79
Return of capital
12/31/2009	—	$127,875	$38,478	—	—
12/31/2008	—	—	—	—	$700

Total distributions
12/31/2009	$6,150,672	$24,045,296	$17,046,748	$12,358,431	$645,757

12/31/2008	$4,511,530	$21,403,047	$12,879,957	$8,190,617	$2,971

ANNUAL REPORT	DECEMBER 31, 2009	33

Notes to Financial Statements (continued)	BlackRock Funds III

As of December 31, 2009, the tax components of net distributable earnings (accumulated losses) were as follows:

	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio
Undistributed ordinary income	$1,428,045	—	—	$40,198	$154,340
Capital loss carryforwards	(35,437,455)	$(62,674,211)	$(59,063,810)	(48,375,634)	—
Net unrealized gains*	39,045,541	61,779,588	9,814,221	29,898,388	1,188,275

Total	$5,036,131	$(894,623)	$(49,249,589)	$(18,437,048)	$1,342,615

*	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the timing and recognition of partnership income.

As of December 31, 2009, the LifePath Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring December 31,	LifePath Retirement Portfolio		LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio
2016	$28,826,523	*	$6,147,998	$12,392,101	$11,264,177
2017	6,610,932		56,526,213	46,671,709	37,111,457

Total	$35,437,455		$62,674,211	$59,063,810	$48,375,634

*	The LifePath Retirement Portfolio had a capital loss carryforward of $27,945,792 that it acquired from the LifePath 2010 Portfolio which will expire on December 31, 2016. The capital loss carryforward of LifePath Retirement Portfolio may be subject to loss limitations.

5. Capital Share Transactions:

Transactions in capital shares for each LifePath Portfolio were as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2008
LifePath Retirement Portfolio	Shares	Amount	Shares	Amount
Class I
Shares sold	9,138,463	$93,482,873	5,286,016	$56,734,927
Shares issued resulting from reorganization	26,374,283	252,998,280	—	—
Shares issued to shareholders in reinvestment of dividends and distributions	437,066	4,454,791	310,022	3,296,112

Total issued	35,949,812	350,935,944	5,596,038	60,031,039
Shares redeemed	(5,128,509)	(51,929,051)	(7,704,499)	(83,406,569)

Net increase (decrease)	30,821,303	$299,006,893	(2,108,461)	$(23,375,530)

Class R
Shares sold	3,440,963	$33,560,467	1,946,364	$19,887,871
Shares issued resulting from reorganization	9,701,782	95,558,672	—	—
Shares issued to shareholders in reinvestment of dividends and distributions	138,473	1,317,402	92,299	912,975

Total issued	13,281,218	130,436,541	2,038,663	20,800,846
Shares redeemed	(1,402,029)	(13,283,240)	(1,258,139)	(12,269,877)

Net increase	11,879,189	$117,153,301	780,524	$8,530,969

Class S
Shares sold	8,828	$95,294	6,930	$72,157
Shares issued resulting from reorganization	15,549	154,987	—	—
Shares issued to shareholders in reinvestment of dividends and distributions	206	2,116	85	894

Total issued	24,583	252,397	7,015	73,051
Shares redeemed	(1,162)	(12,556)	(3,356)	(31,613)

Net increase	23,421	$239,841	3,659	$41,438

34	ANNUAL REPORT	DECEMBER 31, 2009

Notes to Financial Statements (continued)	BlackRock Funds III

	Year Ended December 31, 2009		Year Ended December 31, 2008
LifePath 2020 Portfolio	Shares	Amount	Shares	Amount
Class I
Shares sold	18,614,497	$241,716,589	12,042,398	$182,884,023
Shares issued to shareholders in reinvestment of dividends and distributions	1,300,396	16,761,533	964,343	15,007,323

Total issued	19,914,893	258,478,122	13,006,741	197,891,346
Shares redeemed	(9,640,115)	(124,202,736)	(23,909,297)	(374,048,848)

Net increase (decrease)	10,274,778	$134,275,386	(10,902,556)	$(176,157,502)

Class R
Shares sold	6,214,521	$79,296,989	7,670,966	$114,244,824
Shares issued to shareholders in reinvestment of dividends and distributions	534,686	6,557,206	392,633	5,822,853

Total issued	6,749,207	85,854,195	8,063,599	120,067,677
Shares redeemed	(2,728,159)	(32,481,113)	(3,932,191)	(55,779,928)

Net increase	4,021,048	$53,373,082	4,131,408	$64,287,749

Class S
Shares sold	31,786	$442,383	33,514	$434,038
Shares issued to shareholders in reinvestment of dividends and distributions	1,610	21,074	217	3,323

Total issued	33,396	463,457	33,731	437,361
Shares redeemed	(920)	(13,047)	—	—

Net increase	32,476	$450,410	33,731	$437,361

	Year Ended December 31, 2009		Year Ended December 31, 2008
LifePath 2030 Portfolio	Shares	Amount	Shares	Amount
Class I
Shares sold	16,613,062	$190,516,204	10,962,421	$154,334,357
Shares issued to shareholders in reinvestment of dividends and distributions	1,037,074	11,903,907	614,461	8,966,919

Total issued	17,650,136	202,420,111	11,576,882	163,301,276
Shares redeemed	(7,595,697)	(88,332,267)	(17,585,876)	(256,009,230)

Net increase (decrease)	10,054,439	$114,087,844	(6,008,994)	$(92,707,954)

Class R
Shares sold	5,150,748	$59,542,811	5,614,466	$79,968,860
Shares issued to shareholders in reinvestment of dividends and distributions	408,463	4,583,915	244,409	3,497,419

Total issued	5,559,211	64,126,726	5,858,875	83,466,279
Shares redeemed	(1,867,079)	(20,125,351)	(1,957,789)	(26,528,903)

Net increase	3,692,132	$44,001,375	3,901,086	$56,937,376

Class S
Shares sold	28,592	$365,213	8,663	$112,749
Shares issued to shareholders in reinvestment of dividends and distributions	525	6,325	80	1,131

Total issued	29,117	371,538	8,743	113,880
Shares redeemed	(8,061)	(98,058)	—	—

Net increase	21,056	$273,480	8,743	$113,880

ANNUAL REPORT	DECEMBER 31, 2009	35

Notes to Financial Statements (concluded)	BlackRock Funds III

	Year Ended December 31, 2009		Year Ended December 31, 2008
LifePath 2040 Portfolio	Shares	Amount	Shares	Amount
Class I
Shares sold	12,545,999	$166,714,838	8,897,629	$151,520,998
Shares issued to shareholders in reinvestment of dividends and distributions	651,307	8,881,522	321,902	5,700,878

Total issued	13,197,306	175,596,360	9,219,531	157,221,876
Shares redeemed	(5,354,883)	(73,158,299)	(8,792,640)	(156,315,163)

Net increase	7,842,423	$102,438,061	426,891	$906,713

Class R
Shares sold	3,760,427	$50,141,955	3,469,177	$58,789,781
Shares issued to shareholders in reinvestment of dividends and distributions	234,350	3,056,456	129,985	2,226,207

Total issued	3,994,777	53,198,411	3,599,162	61,015,988
Shares redeemed	(1,639,755)	(19,349,285)	(1,418,049)	(23,263,480)

Net increase	2,355,022	$33,849,126	2,181,113	$37,752,508

Class S
Shares sold	172	$2,738	497	$10,000
Shares issued to shareholders in reinvestment of dividends and distributions	17	237	3	48

Total issued	189	2,975	500	10,048

Net increase	189	$2,975	500	$10,048

	Year Ended December 31, 2009		Year Ended December 31, 2008
LifePath 2050 Portfolio	Shares	Amount	Shares	Amount
Class I
Shares sold	906,804	$13,905,255	32,806	$497,366
Shares issued to shareholders in reinvestment of dividends and distributions	31,828	533,336	185	2,609

Total issued	938,632	14,438,591	32,991	499,975
Shares redeemed	(139,446)	(2,244,122)	—	—

Net increase	799,186	$12,194,469	32,991	$499,975

Class R
Shares sold	197,803	$3,284,326	2,500	$50,000
Shares issued to shareholders in reinvestment of dividends and distributions	6,555	110,201	14	208

Total issued	204,358	3,394,527	2,514	50,208
Shares redeemed	(25,173)	(429,138)	—	—

Net increase	179,185	$2,965,389	2,514	$50,208

Class S
Shares sold	1,327	$21,502	1,776	$26,400
Shares issued to shareholders in reinvestment of dividends and distributions	134	2,220	11	152

Total issued	1,461	23,722	1,787	26,552

Net increase	1,461	$23,722	1,787	$26,552

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Portfolios through February 24, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

36	ANNUAL REPORT	DECEMBER 31, 2009

Report of Independent Registered Public Accounting Firm	BlackRock Funds III

To the Shareholders and Board of Trustees of BlackRock Funds III:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio, each a series of BlackRock Funds III (the “Trust”), at December 31, 2009, the results of each of their operations and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 24, 2010

Important Tax Information (Unaudited)

Pursuant to Section 852(b)(3)(C) of the Internal Revenue Code (the “Code”), the LifePath 2050 Portfolio designates $84,028 as long-term capital gains distributions for the tax year ended December 31, 2009.

Under Section 871(k)(2)(C) of the Code, the LifePath Retirement Portfolio and LifePath 2050 Portfolio hereby designate $49,430 and $454,748, respectively, as short-term capital gains distributions for the tax year ended December 31, 2009.

The following information is provided with respect to the ordinary income distributions paid during the tax year ended December 31, 2009.

	Payable Date	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio
Qualified Dividend Income for Individuals (pursuant to Section 854(b)(2) of the Code)†	4/1/2009	15.15%	26.93%	36.12%	49.83%	15.73%
	7/1/2009	15.15%	26.93%	36.12%	49.83%	15.73%
	10/1/2009	15.15%	26.93%	36.12%	49.83%	15.73%
	12/15/2009	15.15%	26.93%	36.12%	49.83%	15.73%
Dividends Qualifying for the Dividend Received Deduction for Corporations†	4/1/2009	11.12%	18.84%	25.14%	32.25%	10.36%
	7/1/2009	11.12%	18.84%	25.14%	32.25%	10.36%
	10/1/2009	11.12%	18.84%	25.14%	32.25%	10.36%
	12/15/2009	11.12%	18.84%	25.14%	32.25%	10.36%

†	Expressed as a percentage of the ordinary income distributions. The LifePath Portfolios hereby designate the percentages indicated above or the maximum amount allowable by law.

ANNUAL REPORT	DECEMBER 31, 2009	37

Important Tax Information (Unaudited) (concluded)

Interest Related Dividends for Non-U.S. Residents*

Month Paid	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio
March 2009	33.21%	19.71%	18.51%	19.00%	47.30%
June 2009	33.56%	26.69%	22.12%	18.42%	100.00%
September 2009	47.10%	50.51%	54.82%	61.28%	67.73%
November 2009	71.53%	—	—	—	—
December 2009	22.49%	35.33%	23.22%	42.53%	79.63%

*	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations designated pursuant to Section 871(k)(1)(C) of the Code.

38	ANNUAL REPORT	DECEMBER 31, 2009

Proxy Results

A Special Meeting of Shareholders was held on November 20, 2009 for shareholders of record on September 30, 2009, to elect a Board of Trustees of the Trust and to approve a new investment advisory agreement between BlackRock Fund Advisors and MIP, on behalf of the Master Portfolio in which each LifePath Portfolio invests. Each vote represents one dollar of value of shares outstanding on the record date.

Approved the Trustees* as follows:

	Votes For	Votes Withheld
David O. Beim	33,396,814,991	18,546,278
Richard S. Davis	33,397,355,298	18,005,970
Ronald W. Forbes	33,396,599,262	18,762,007
Henry Gabbay	33,396,394,550	18,966,718
Dr. Matina Horner	33,397,040,975	18,320,294
Rodney D. Johnson	33,397,333,667	18,027,602
Herbert I. London	33,396,447,692	18,913,577
Cynthia A. Montgomery	33,394,049,102	21,312,167
Joseph P. Platt, Jr.	33,396,449,764	18,911,505
Robert C. Robb, Jr.	33,397,383,385	17,977,884
Toby Rosenblatt	33,397,497,474	17,863,795
Kenneth L. Urish	33,397,436,722	17,924,547
Frederick W. Winter	33,396,449,774	18,911,495

Approved the new investment advisory agreement as follows:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes**
LifePath Retirement Portfolio	64,041,872	181,667	1,766,667	11,547,794
LifePath 2010 Portfolio	192,990,547	535,897	3,122,069	25,973,734
LifePath 2020 Portfolio	360,597,806	1,407,529	16,790,613	47,814,107
LifePath 2030 Portfolio	302,489,917	1,548,417	4,409,278	14,137,311
LifePath 2040 Portfolio	236,989,785	998,634	2,604,974	26,008,837
LifePath 2050 Portfolio	5,778,351	—	42,990	323,896

*	Denotes Trust-wide proposal and voting results.

**	Broker non-votes are proxies received by the LifePath Portfolio from brokers or nominees who did not receive instructions from the beneficial owner or other persons entitled to vote and who have no discretionary power to vote on a particular matter. Broker non-votes have the effect of a vote against the proposal.

ANNUAL REPORT	DECEMBER 31, 2009	39

Master Portfolio Information as of December 31, 2009	Master Investment Portfolio

Portfolio Composition

LifePath Retirement Master Portfolio	Percent of Long-Term Investments
Domestic Fixed Income	61%
Domestic Equity	27
Foreign Equity	12

LifePath 2020 Master Portfolio	Percent of Long-Term Investments
Domestic Equity	41%
Domestic Fixed Income	40
Foreign Equity	19

LifePath 2030 Master Portfolio	Percent of Long-Term Investments
Domestic Equity	51%
Foreign Equity	25
Domestic Fixed Income	24

LifePath 2040 Master Portfolio	Percent of Long-Term Investments
Domestic Equity	59%
Foreign Equity	29
Domestic Fixed Income	12

LifePath 2050 Master Portfolio	Percent of Long-Term Investments
Domestic Equity	65%
Foreign Equity	34
Domestic Fixed Income	1

Sector Allocation

Active Stock Master Portfolio	Percent of Long-Term Investments
Information Technology	22%
Health Care	15
Financials	13
Consumer Discretionary	11
Energy	11
Consumer Staples	10
Industrials	8
Materials	5
Utilities	3
Telecommunication Services	2

Ten Largest Holdings

Active Stock Master Portfolio	Percent of Long-Term Investments
Exxon Mobil Corp.	4%
Microsoft Corp.	3
Apple, Inc.	3
JPMorgan Chase & Co.	3
Google, Inc. Class A	3
Hewlett-Packard Co.	2
Procter & Gamble Co.	2
Intel Corp.	2
Goldman Sachs Group, Inc.	2
General Electric Co.	2

Portfolio Composition

CoreAlpha Bond Master Portfolio	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	41%
Corporate Bonds	33
Asset-Backed Securities	10
Non-Agency Mortgage-Backed Securities	7
U.S. Treasury Obligations	6
Foreign Agency Obligations	2
Capital Trusts	1

Credit Quality Allocation1

CoreAlpha Bond Master Portfolio	Percent of Long-Term Investments
AAA/Aaa[2]	60%
AA/Aa	5
A/A	13
BBB/Baa	18
BB/Ba	3
B/B	1
CCC/Caa	0
NR	0

1	Using the higher of Standard & Poor’s or Moody’s Investors Service.

2	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/ Aaa by the investment advisor.

40	ANNUAL REPORT	DECEMBER 31, 2009

The Benefits and Risks of Leveraging

The CoreAlpha Bond Master Portfolio may utilize leverage to seek to enhance its yield. However, these objectives cannot be achieved in all interest rate environments.

The Master Portfolio may utilize leverage through borrowings, including dollar rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Master Portfolio on its longer-term portfolio investments. To the extent that the total assets of the Master Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Master Portfolio’s investors will benefit from the incremental net income.

Furthermore, the value of the Master Portfolio’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Master Portfolio’s NAV positively or negatively in addition to the impact on the Master Portfolio’s performance from leverage.

The use of leverage may enhance opportunities for increased income to the Master Portfolio, but as described above, it also creates risks as short- or long-term interest rates fluctuate. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Master Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Master Portfolio’s net income will be less than if leverage had not been used. The Master Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Master Portfolio to incur losses. The use of leverage may limit the Master Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. The Master Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Master Portfolio investors and may reduce income.

Derivative Financial Instruments

The Active Stock and CoreAlpha Bond Master Portfolios may invest in various derivative instruments, including financial futures contracts and swaps, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction or illiquidity of the derivative instrument. The Master Portfolios’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Master Portfolios to sell or purchase portfolio securities at inopportune times or distressed values, may limit the amount of appreciation the Master Portfolios can realize on an investment or may cause the Master Portfolios to hold a security that it might otherwise sell. The Master Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	41

Schedule of Investments December 31, 2009	LifePath Retirement Master Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Affiliated Investment Companies
Master Portfolios — 71.1%
Active Stock Master Portfolio		$220,959,894
CoreAlpha Bond Master Portfolio		607,695,766

Total Master Portfolios		828,655,660

Exchange-Traded Funds — 28.4%
iShares Barclays TIPS Bond Fund(a)(b)	1,018,001	105,770,304
iShares Cohen & Steers Realty Majors Index Fund(a)(b)	137,046	7,197,656
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund(a)(b)	431,794	12,487,482
iShares MSCI Canada Index Fund(a)(b)	352,758	9,288,118
iShares MSCI EAFE Index Fund(a)(b)	1,402,649	77,566,490
iShares MSCI EAFE Small Cap Index Fund(a)(b)	273,404	9,790,597
iShares MSCI Emerging Markets Index Fund(a)(b)	680,505	28,240,958
iShares S&P MidCap 400 Index Fund(a)(b)	776,111	56,198,198
iShares S&P SmallCap 600 Index Fund(a)(b)	452,660	24,769,555

Total Exchange-Traded Funds (Cost — $300,513,414*)		331,309,358

Money Market Funds — 8.8%
BlackRock Cash Funds: Institutional, SL Agency Shares,
0.19%(b)(c)(d)	88,781,172	88,781,172
BlackRock Cash Funds: Prime, SL Agency Shares,
0.17%(b)(c)(d)	13,810,279	13,810,279

Total Money Market Funds (Cost — $102,591,451*)		102,591,451

Total Affiliated Investment Companies — 108.3%		1,262,556,469
Liabilities in Excess of Other Assets — (8.3)%		(97,249,629)

Net Assets — 100.0%		$1,165,306,840

*	The cost and unrealized appreciation (depreciation) of investments (excluding investments in the underlying Master Portfolios) as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$411,517,353

Gross unrealized appreciation	$22,383,456
Gross unrealized depreciation	—

Net unrealized appreciation	$22,383,456

(a)	All or a portion of this security is on loan.

(b)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940 (excluding investments in the underlying Master Portfolios), were as follows:

Affiliate	Purchase Cost		Sales Cost	Realized Loss	Income
BlackRock Cash Funds: Institutional	$65,879,695	[1]	—	—	$70,433
BlackRock Cash Funds: Prime	$10,883,645	[1]	—	—	$10,716
iShares Barclays TIPS Bond Fund	$83,329,796		$3,434,363	$(174,131)	$1,129,163
iShares Cohen & Steers Realty Majors Index Fund	$2,838,470		$1,180,528	$(523,780)	$126,926
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	$9,734,721		$1,639,922	$(499,261)	$609,177
iShares MSCI Canada Index Fund	$7,450,640		$485,913	$(184,229)	$93,599
iShares MSCI EAFE Index Fund	$51,368,814		$11,740,271	$(3,962,559)	$1,047,344
iShares MSCI EAFE Small Cap Index Fund	$7,848,338		$1,154,804	$(359,913)	$151,439
iShares MSCI Emerging Markets Index Fund	$19,395,431		$2,685,175	$(1,107,869)	$269,511
iShares S&P MidCap 400 Index Fund	$39,449,673		$7,246,901	$(1,277,365)	$396,611
iShares S&P SmallCap 600 Index Fund	$18,557,707		$4,691,827	$(903,318)	$135,035

1	Represents net activity.

(c)	Represents the seven-day yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from securities loaned.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1
Exchange-Traded Funds	$331,309,358
Money Market Funds	102,591,451

Total Level 1	433,900,809

Level 2
Master Portfolios	828,655,660

Level 3	—

Total	$1,262,556,469

See Notes to Financial Statements.

42	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments December 31, 2009	LifePath 2020 Master Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Affiliated Investment Companies
Master Portfolios — 64.4%
Active Stock Master Portfolio		$543,484,878
CoreAlpha Bond Master Portfolio		602,515,320

Total Master Portfolios		1,146,000,198

Exchange-Traded Funds — 35.4%
iShares Barclays TIPS Bond Fund(a)(b)	966,860	100,456,754
iShares Cohen & Steers Realty Majors Index Fund(a)(b)	601,886	31,611,053
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund(a)(b)	1,834,145	53,043,473
iShares MSCI Canada Index Fund(a)(b)	815,491	21,471,878
iShares MSCI EAFE Index Fund(a)(b)	3,290,386	181,958,346
iShares MSCI EAFE Small Cap Index Fund(b)	613,941	21,985,227
iShares MSCI Emerging Markets Index Fund(a)(b)	1,608,611	66,757,357
iShares S&P MidCap 400 Index Fund(a)(b)	1,446,958	104,774,229
iShares S&P SmallCap 600 Index Fund(a)(b)	860,207	47,070,527

Total Exchange-Traded Funds (Cost — $587,501,524*)		629,128,844

Money Market Funds — 14.7%
BlackRock Cash Funds: Institutional, SL Agency Shares,
0.19%(b)(c)(d)	226,175,226	226,175,226
BlackRock Cash Funds: Prime, SL Agency Shares,
0.17%(b)(c)(d)	35,603,666	35,603,666

Total Money Market Funds (Cost — $261,778,892*)		261,778,892

Total Affiliated Investment Companies — 114.5%		2,036,907,934
Liabilities in Excess of Other Assets — (14.5)%		(257,235,113)

Net Assets — 100.0%		$1,779,672,821

*	The cost and unrealized appreciation (depreciation) of investments (excluding investments in the underlying Master Portfolios) as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$873,573,528

Gross unrealized appreciation	$17,334,208
Gross unrealized depreciation	—

Net unrealized appreciation	$17,334,208

(a)	All or a portion of this security is on loan.

(b)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940 (excluding investments in the underlying Master Portfolios), were as follows:

Affiliate	Purchase Cost		Sales Cost		Realized Loss	Income
BlackRock Cash Funds: Institutional	$136,325,573	[1]	—		—	$298,672
BlackRock Cash Funds: Prime	—		$1,681,954	[1]	—	$46,043
iShares Barclays TIPS Bond Fund	$38,558,193		$6,680,253		$(523,844)	$2,636,392
iShares Cohen & Steers Realty Majors Index Fund	$5,742,361		$5,175,821		$(2,411,146)	$1,225,027
iShares FTSE EPRA/NAREIT Developed Real Estate ex- U.S. Index Fund	$15,296,857		$14,456,555		$(4,409,871)	$3,755,203
iShares MSCI Canada Index Fund	$1,608,148		$3,689,783		$(1,479,214)	$253,934
iShares MSCI EAFE Index Fund	$27,598,717		$64,998,071		$(26,923,253)	$4,496,561
iShares MSCI EAFE Small Cap Index Fund	$1,031,238		$5,082,138		$(1,820,472)	$494,116
iShares MSCI Emerging Markets Index Fund	$9,909,874		$16,655,090		$(7,141,830)	$880,396
iShares S&P MidCap 400 Index Fund	$13,347,628		$16,060,542		$(5,075,462)	$1,297,532
iShares S&P SmallCap 600 Index Fund	$8,297,333		$9,258,080		$(2,592,866)	$469,729

1	Represents net activity.

(c)	Represents the seven-day yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from securities loaned.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1
Exchange-Traded Funds	$629,128,844
Money Market Funds	261,778,892

Total Level 1	890,907,736

Level 2
Master Portfolios	1,146,000,198

Level 3	—

Total	$2,036,907,934

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	43

Schedule of Investments December 31, 2009	LifePath 2030 Master Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Affiliated Investment Companies
Master Portfolios — 59.3%
Active Stock Master Portfolio		$547,310,809
CoreAlpha Bond Master Portfolio		302,817,753

Total Master Portfolios		850,128,562

Exchange-Traded Funds — 40.4%
iShares Barclays TIPS Bond Fund(a)(b)	432,362	44,922,413
iShares Cohen & Steers Realty Majors Index Fund(a)(b)	736,816	38,697,576
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund(a)	2,218,125	64,148,175
iShares MSCI Canada Index Fund(a)(b)	822,796	21,664,219
iShares MSCI EAFE Index Fund(a)(b)	3,306,532	182,851,219
iShares MSCI EAFE Small Cap Index Fund(a)(b)	615,291	22,033,571
iShares MSCI Emerging Markets Index Fund(a)(b)	1,614,028	66,982,162
iShares S&P MidCap 400 Index Fund(a)(b)	1,306,771	94,623,288
iShares S&P SmallCap 600 Index Fund(a)(b)	773,189	42,308,902

Total Exchange-Traded Funds (Cost — $544,573,429*)		578,231,525

Money Market Funds — 17.5%
BlackRock Cash Funds: Institutional, SL Agency Shares,
0.19%(a)(c)(d)	217,065,536	217,065,536
BlackRock Cash Funds: Prime, SL Agency Shares,
0.17%(a)(c)(d)	34,450,272	34,450,272

Total Money Market Funds (Cost — $251,515,808*)		251,515,808

Total Affiliated Investment Companies — 117.2%		1,679,875,895
Liabilities in Excess of Other Assets — (17.2)%		(246,619,576)

Net Assets — 100.0%		$1,433,256,319

*	The cost and unrealized appreciation (depreciation) of investments (excluding investments in the underlying Master Portfolios) as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$825,807,052

Gross unrealized appreciation	$3,940,281
Gross unrealized depreciation	—

Net unrealized appreciation	$3,940,281

(a)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940 (excluding investments in the underlying Master Portfolios), were as follows:

Affiliate	Purchase Cost		Sales Cost	Realized Loss	Income
BlackRock Cash Funds: Institutional	$120,602,140	[1]	—	—	$270,867
BlackRock Cash Funds: Prime	$11,014,841	[1]	—	—	$41,898
iShares Barclays TIPS Bond Fund	$18,456,792		$4,130,789	$(323,739)	$1,216,021
iShares Cohen & Steers Realty Majors Index Fund	$10,750,616		$8,619,720	$(4,394,114)	$1,426,086
iShares Developed FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	$22,626,694		$14,121,574	$(4,255,633)	$4,419,635
iShares MSCI Canada Index Fund	$2,889,873		$3,420,264	$(1,415,632)	$254,162
iShares MSCI EAFE Index Fund	$32,214,415		$57,899,237	$(25,107,319)	$4,448,070
iShares MSCI EAFE Small Cap Index Fund	$2,023,392		$4,592,431	$(2,094,773)	$488,278
iShares MSCI Emerging Markets Index Fund	$10,391,856		$11,811,669	$(5,584,932)	$871,714
iShares S&P MidCap 400 Index Fund	$12,477,114		$11,633,880	$(4,219,453)	$1,165,713
iShares S&P SmallCap 600 Index Fund	$6,540,151		$7,163,441	$(1,952,143)	$419,769

1	Represents net activity.

(b)	All or a portion of this security is on loan.

(c)	Represents the seven-day yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from securities loaned.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1
Exchange-Traded Funds	$578,231,525
Money Market Funds	251,515,808

Total Level 1	829,747,333

Level 2
Master Portfolios	850,128,562

Level 3	—

Total	$1,679,875,895

See Notes to Financial Statements.

44	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments December 31, 2009	LifePath 2040 Master Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Affiliated Investment Companies
Master Portfolios — 55.3%
Active Stock Master Portfolio		$506,743,898
CoreAlpha Bond Master Portfolio		120,538,275

Total Master Portfolios		627,282,173

Exchange-Traded Funds — 44.6%
iShares Barclays TIPS Bond Fund(a)(b)	118,873	12,350,905
iShares Cohen & Steers Realty Majors Index Fund(a)(b)	739,619	38,844,790
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund(a)(b)	2,251,865	65,123,936
iShares MSCI Canada Index Fund(a)(b)	757,346	19,940,920
iShares MSCI EAFE Index Fund(a)(b)	3,044,063	168,336,684
iShares MSCI EAFE Small Cap Index Fund(a)(b)	558,635	20,004,719
iShares MSCI Emerging Markets Index Fund(a)(b)	1,492,236	61,927,794
iShares S&P MidCap 400 Index Fund(a)(b)	1,128,250	81,696,583
iShares S&P SmallCap 600 Index Fund(a)(b)	669,577	36,639,253

Total Exchange-Traded Funds (Cost — $487,371,354*)		504,865,584

Money Market Funds — 20.4%
BlackRock Cash Funds: Institutional, SL Agency Shares,
0.19%(b)(c)(d)	199,984,725	199,984,725
BlackRock Cash Funds: Prime, SL Agency Shares,
0.17%(b)(c)(d)	31,755,867	31,755,867

Total Money Market Funds (Cost — $231,740,592*)		231,740,592

Total Affiliated Investment Companies — 120.3%		1,363,888,349
Liabilities in Excess of Other Assets — (20.3)%		(230,213,663)

Net Assets — 100.0%		$1,133,674,686

*	The cost and unrealized appreciation (depreciation) of investments (excluding investments in the underlying Master Portfolios) as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$749,523,526

Gross unrealized appreciation	—
Gross unrealized depreciation	$(12,917,350)

Net unrealized depreciation	$(12,917,350)

(a)	All or a portion of this security is on loan.

(b)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940 (excluding investments in the underlying Master Portfolios), were as follows:

Affiliate	Purchase Cost		Sales Cost	Realized Loss	Income
BlackRock Cash Funds: Institutional	$96,165,004	[1]	—	—	$242,071
BlackRock Cash Funds: Prime	$12,193,038	[1]	—	—	$37,542
iShares Barclays TIPS Bond Fund	$5,540,651		$1,827,599	$(122,873)	$352,964
iShares Cohen & Steers Realty Majors Index Fund	$9,694,700		$3,370,920	$(1,899,829)	$1,398,901
iShares FTSE EPRA/NAREIT Developed Real Estate ex- U.S. Index Fund	$21,666,608		$6,558,161	$(2,132,667)	$4,351,151
iShares MSCI Canada Index Fund	$3,289,658		$3,217,128	$(1,423,817)	$229,477
iShares MSCI EAFE Index Fund	$29,112,248		$42,812,610	$(19,632,404)	$4,047,181
iShares MSCI EAFE Small Cap Index Fund	$1,614,044		$2,660,429	$(1,159,663)	$442,661
iShares MSCI Emerging Markets Index Fund	$11,413,079		$9,849,590	$(4,614,107)	$800,767
iShares S&P MidCap 400 Index Fund	$12,288,308		$8,076,310	$(2,781,676)	$995,838
iShares S&P SmallCap 600 Index Fund	$5,920,427		$5,294,758	$(1,726,520)	$361,746

1	Represents net activity.

(c)	Represents the seven-day yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from securities loaned.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1
Exchange-Traded Funds	$504,865,584
Money Market Funds	231,740,592

Total Level 1	736,606,176

Level 2
Master Portfolios	627,282,173

Level 3	—

Total	$1,363,888,349

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	45

Schedule of Investments December 31, 2009	LifePath 2050 Master Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Affiliated Investment Companies
Master Portfolios — 50.7%
Active Stock Master Portfolio		$19,953,635
CoreAlpha Bond Master Portfolio		392,996

Total Master Portfolios		20,346,631

Exchange-Traded Funds — 49.8%
iShares Cohen & Steers Realty Majors Index Fund(a)	29,950	1,572,974
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund(a)	97,846	2,829,706
iShares MSCI Canada Index Fund(a)(b)	29,411	774,392
iShares MSCI EAFE Index Fund(a)(b)	122,044	6,749,033
iShares MSCI EAFE Small Cap Index Fund(a)	23,107	827,462
iShares MSCI Emerging Markets Index Fund(a)(b)	58,964	2,447,006
iShares S&P MidCap 400 Index Fund(a)(b)	45,948	3,327,095
iShares S&P SmallCap 600 Index Fund(a)(b)	26,860	1,469,779

Total Exchange-Traded Funds (Cost — $16,613,683*)		19,997,447

Money Market Funds — 24.1%
BlackRock Cash Funds: Institutional, SL Agency Shares,
0.19%(a)(c)(d)	8,389,466	8,389,466
BlackRock Cash Funds: Prime, SL Agency Shares,
0.17%(a)(c)(d)	1,300,980	1,300,980

Total Money Market Funds (Cost — $9,690,446*)		9,690,446

Total Affiliated Investment Companies — 124.6%		50,034,524
Liabilities in Excess of Other Assets — (24.6)%		(9,870,079)

Net Assets — 100.0%		$40,164,445

*	The cost and unrealized appreciation (depreciation) of investments (excluding investments in the underlying Master Portfolios) as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$27,023,702

Gross unrealized appreciation	$2,664,191
Gross unrealized depreciation	—

Net unrealized appreciation	$2,664,191

(a)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940 (excluding investments in the underlying Master Portfolios), were as follows:

Affiliate	Purchase Cost		Sales Cost	Realized Loss	Income
BlackRock Cash Funds: Institutional	$7,897,580	[1]	—	—	$4,650
BlackRock Cash Funds: Prime	$1,220,479	[1]	—	—	$623
iShares Cohen & Steers Realty Majors Index Fund	$1,104,917		$114,941	$(34,831)	$34,100
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	$2,323,393		$103,945	$(33,591)	$143,232
iShares MSCI Canada Index Fund	$505,982		$47,238	$(22,482)	$8,084
iShares MSCI EAFE Index Fund	$4,954,703		$933,441	$(303,553)	$111,739
iShares MSCI EAFE Small Cap Index Fund	$562,004		$44,692	$(19,901)	$13,842
iShares MSCI Emerging Markets Index Fund	$1,663,768		$232,315	$(72,505)	$25,751
iShares S&P MidCap 400 Index Fund	$2,719,649		$947,704	$(150,446)	$30,683
iShares S&P SmallCap 600 Index Fund	$1,390,440		$635,348	$(64,113)	$10,948

1	Represents net activity.

(b)	All or a portion of this security is on loan.

(c)	Represents the seven-day yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from securities loaned.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1
Exchange-Traded Funds	$19,997,447
Money Market Funds	9,690,446

Total Level 1	29,687,893

Level 2
Master Portfolios	20,346,631

Level 3	—

Total	$50,034,524

See Notes to Financial Statements.

46	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments December 31, 2009	Active Stock Master Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Consumer Discretionary — 10.4%
Auto Components — 0.5%
Autoliv, Inc.(a)	115,783	$5,020,351
The Goodyear Tire & Rubber Co.(a)(b)	206,222	2,907,730
Johnson Controls, Inc.	805	21,928
TRW Automotive Holdings Corp.(a)(b)	5,727	136,761
WABCO Holdings, Inc.	4,229	109,066

		8,195,836

Automobiles — 0.3%
Ford Motor Co.(b)	558,387	5,583,870
Thor Industries, Inc.	2,768	86,915

		5,670,785

Diversified Consumer Services — 0.5%
Apollo Group, Inc. Class A(a)(b)	65,229	3,951,573
Corinthian Colleges, Inc.(b)	32,622	449,205
ITT Educational Services, Inc.(a)(b)	38,197	3,665,384

		8,066,162

Hotels, Restaurants & Leisure — 1.7%
Carnival Corp.(b)	79,842	2,530,193
Choice Hotels International, Inc.(a)	2,352	74,464
International Game Technology	2,808	52,706
Las Vegas Sands Corp.(a)(b)	2,383	35,602
Marriott International, Inc. Class A(a)	228	6,213
McDonald’s Corp.	353,736	22,087,276
Panera Bread Co. Class A(a)(b)	8,235	551,498
Penn National Gaming, Inc.(a)(b)	1,742	47,348
Royal Caribbean Cruises Ltd.(a)(b)	19,607	495,665
Starbucks Corp.(a)(b)	148,373	3,421,481
WMS Industries, Inc.(b)	394	15,760
Wendy’s/Arby’s Group, Inc.	331,204	1,553,347
Wyndham Worldwide Corp.(a)	32,393	653,367

		31,524,920

Household Durables — 0.6%
Blyth, Inc.	1,291	43,532
Garmin Ltd.(a)	15,586	478,490
Jarden Corp.	31,161	963,186
KB Home(a)	30,450	416,556
Leggett & Platt, Inc.(a)	4,554	92,902
Lennar Corp. Class A	19,441	248,262
NVR, Inc.(b)	11,820	8,400,592
Pulte Homes, Inc.(b)	2,268	22,680
Tupperware Brands Corp.	1,882	87,645
Whirlpool Corp.(a)	219	17,665

		10,771,510

Internet & Catalog Retail — 0.4%
Amazon.com, Inc.(b)	35,612	4,790,526
Liberty Media Corp. — Interactive Series A(b)	12,667	137,311
NetFlix, Inc.(a)(b)	54,465	3,003,200

		7,931,037

Leisure Equipment & Products — 0.0%
Callaway Golf Co.	6,235	47,012
Hasbro, Inc.(a)	881	28,245

		75,257

Media — 1.9%
CBS Corp. Class B(a)	305,991	4,299,173
Cablevision Systems Corp.	29,174	753,273
Central European Media Enterprises Ltd.(a)(b)	2,347	55,413
Comcast Corp. Class A(a)	571,173	9,629,977
DirecTV Class A(b)	73,854	2,463,031
DISH Network Corp.	4,212	87,483
Discovery Communications, Inc.(b)	5,910	181,260
Interactive Data Corp.	8,419	213,001
News Corp. Class A	240,941	3,298,482
Scholastic Corp.(a)	5,891	175,728
Scripps Networks Interactive, Inc. Class A	35,662	1,479,973
Time Warner Cable, Inc.	724	29,966
Time Warner, Inc.	354,270	10,323,428
Viacom, Inc. Class B(b)	27,992	832,202
The Walt Disney Co.	26,546	856,108
The Washington Post Co. Class B(a)	431	189,468

		34,867,966

Multiline Retail — 1.5%
Big Lots, Inc.(b)	55,278	1,601,956
Dollar Tree, Inc.(b)	10,196	492,467
Family Dollar Stores, Inc.(a)	12,499	347,847
Macy’s, Inc.	3,126	52,392
Saks, Inc.(b)	848	5,563
Sears Holdings Corp.(a)(b)	6,572	548,433
Wal-Mart Stores, Inc.	467,230	24,973,444

		28,022,102

Specialty Retail — 1.8%
Aaron’s, Inc.(a)	31,263	866,923
Aeropostale, Inc.(b)	252,772	8,606,887
AutoNation, Inc.(a)(b)	5,659	108,370
Foot Locker, Inc.(a)	85,907	957,004
The Gap, Inc.(a)	837,204	17,539,424
Guess?, Inc.	1,764	74,617
Office Depot, Inc.(b)	4,939	31,856
Penske Auto Group, Inc.(a)(b)	69,654	1,057,348
Rent-A-Center, Inc.(a)(b)	74,759	1,324,729
Ross Stores, Inc.(a)	2,928	125,055
Signet Jewelers Ltd.(b)	8,275	221,108
The TJX Cos., Inc.	16,801	614,076
Tiffany & Co.	515	22,145
Urban Outfitters, Inc.(a)(b)	32,728	1,145,153

		32,694,695

Textiles, Apparel & Luxury Goods — 1.2%
Fossil, Inc.(b)	7,006	235,121
NIKE, Inc. Class B	326,133	21,547,607
Phillips-Van Heusen Corp.	12,464	507,036

		22,289,764

Total Consumer Discretionary		190,110,034

Consumer Staples — 10.0%
Beverages — 2.3%
Central European Distribution Corp.(b)	9,829	279,242
The Coca-Cola Co.	515,222	29,367,654
Coca-Cola Enterprises, Inc.(a)	490,905	10,407,186
Dr Pepper Snapple Group, Inc.	17,056	482,685
Hansen Natural Corp.(a)(b)	8,105	311,232
Pepsi Bottling Group, Inc.	24,354	913,275
PepsiCo, Inc.	2,839	172,611

		41,933,885

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	47

Schedule of Investments (continued)	Active Stock Master Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Consumer Staples (concluded)
Food & Staples Retailing — 0.6%
CVS Caremark Corp.(a)	95,497	$3,075,958
Costco Wholesale Corp.(a)	41,507	2,455,969
The Kroger Co.(a)	215,900	4,432,427
Sysco Corp.	6,573	183,650
Walgreen Co.	3,144	115,448

		10,263,452

Food Products — 2.4%
Archer Daniels Midland Co.	7,543	236,171
ConAgra Foods, Inc.(a)	103,908	2,395,079
Del Monte Foods Co.	7,504	85,095
Flowers Foods, Inc.(a)	490	11,642
General Mills, Inc.(a)	297,961	21,098,618
The Hershey Co.	66,796	2,390,629
The J.M. Smucker Co.	156,098	9,639,052
Kraft Foods, Inc. Class A(b)	144,047	3,915,198
Ralcorp Holdings, Inc.(a)(b)	12,965	774,140
Sara Lee Corp.	3,681	44,835
Tyson Foods, Inc. Class A(a)	249,546	3,061,930

		43,652,389

Household Products — 3.0%
Colgate-Palmolive Co.	213,626	17,549,376
The Clorox Co.	227	13,847
The Procter & Gamble Co.	635,012	38,500,777

		56,064,000

Personal Products — 0.6%
Alberto-Culver Co.(a)	1,911	55,973
Avon Products, Inc.	1,363	42,935
Mead Johnson Nutrition Co.	247,023	10,794,905

		10,893,813

Tobacco — 1.1%
Lorillard, Inc.(a)	190,175	15,257,740
Philip Morris International, Inc.	120,284	5,796,486

		21,054,226

Total Consumer Staples		183,861,765

Energy — 10.7%
Energy Equipment & Services — 2.0%
Diamond Offshore Drilling, Inc.(a)	39,689	3,906,191
Dresser-Rand Group, Inc.(a)(b)	196,927	6,224,863
Ensco International Plc	5,537	221,148
Exterran Holdings, Inc.(a)(b)	1,073	23,016
FMC Technologies, Inc.(b)	8,166	472,321
Halliburton Co.(a)	59,971	1,804,527
Helix Energy Solutions Group, Inc.(b)	3,076	36,143
National Oilwell Varco, Inc.(a)	138,062	6,087,154
Noble Corp.(a)	318,737	12,972,596
Oceaneering International, Inc.(b)	19,302	1,129,553
Rowan Cos., Inc.(b)	14,220	321,941
SEACOR Holdings, Inc.(a)(b)	1,594	121,543
Schlumberger Ltd.	3,616	235,365
Smith International, Inc.	1,688	45,863
Superior Energy Services, Inc.(a)(b)	95,945	2,330,504
Tidewater, Inc.	572	27,427
Weatherford International Ltd.(b)	66,298	1,187,397

		37,147,552

Oil, Gas & Consumable Fuels — 8.7%
Alpha Natural Resources, Inc.(b)	3,719	161,330
Anadarko Petroleum Corp.	34,598	2,159,607
Apache Corp.	6,176	637,178
Arch Coal, Inc.	638	14,196
CNX Gas Corp.(b)	11,750	346,860
CVR Energy, Inc.(b)	4,630	31,762
Chesapeake Energy Corp.(a)	1,621	41,951
Chevron Corp.	299,268	23,040,643
Concho Resources, Inc.(b)	243	10,911
ConocoPhillips	438,312	22,384,594
Denbury Resources, Inc.(a)(b)	1,399	20,705
Devon Energy Corp.	4,171	306,569
EOG Resources, Inc.	473	46,023
Exxon Mobil Corp.(a)	1,045,961	71,324,081
Hess Corp.	794	48,037
Holly Corp.	1,768	45,314
Marathon Oil Corp.(a)	115,224	3,597,293
Newfield Exploration Co.(a)(b)	59,697	2,879,186
Patriot Coal Corp.(b)	20,118	311,024
Peabody Energy Corp.	457	20,661
Pioneer Natural Resources Co.	91,233	4,394,694
Plains Exploration & Production Co.(a)(b)	158	4,370
Range Resources Corp.(a)	17,104	852,634
Southwestern Energy Co.(a)(b)	210,286	10,135,785
Ultra Petroleum Corp.(a)(b)	107,056	5,337,812
Valero Energy Corp.(a)	79,008	1,323,384
The Williams Cos., Inc.(a)	232,951	4,910,607
XTO Energy, Inc.	103,003	4,792,730

		159,179,941

Total Energy		196,327,493

Financials — 12.3%
Capital Markets — 3.2%
Affiliated Managers Group, Inc.(b)	1,595	107,423
Ameriprise Financial, Inc.	171,819	6,670,013
Eaton Vance Corp.	1,036	31,505
Franklin Resources, Inc.	588	61,946
GLG Partners, Inc.(b)	18,863	60,739
The Goldman Sachs Group, Inc.	199,190	33,631,239
Greenhill & Co., Inc.	492	39,478
Invesco Ltd.	335,325	7,876,784
Legg Mason, Inc.	146,118	4,406,919
Morgan Stanley	1,846	54,642
State Street Corp.	33,613	1,463,510
TD Ameritrade Holding Corp.(b)	196,781	3,813,616
Waddell & Reed Financial, Inc.(a)	2,890	88,261

		58,306,075

Commercial Banks — 0.7%
Associated Banc-Corp	32,421	356,955
BB&T Corp.	1,598	40,541
Bank of Hawaii Corp.	3,264	153,604
CapitalSource, Inc.	41,268	163,834
Comerica, Inc.	13,449	397,687
Commerce Bancshares, Inc.	2,349	90,953
Cullen/Frost Bankers, Inc.(a)	1,428	71,400
Huntington Bancshares, Inc.	230,152	840,055
KeyCorp	7,258	40,282
M&T Bank Corp.	1,341	89,699
Marshall & Ilsley Corp.	3,139	17,108

See Notes to Financial Statements.

48	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments (continued)	Active Stock Master Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Financials (continued)
Commercial Banks (concluded)
Regions Financial Corp.	103,720	$548,679
SVB Financial Group(a)(b)	6,297	262,522
SunTrust Banks, Inc.	73,776	1,496,915
U.S. Bancorp	1,405	31,626
Wells Fargo & Co.	266,695	7,198,098
Whitney Holding Corp.	42,051	383,085
Zions BanCorp.(a)	117,633	1,509,231

		13,692,274

Consumer Finance — 0.4%
American Express Co.	50,124	2,031,025
Capital One Financial Corp.	1,205	46,200
Discover Financial Services(a)	343,751	5,056,577
SLM Corp.(b)	19,346	218,029
The Student Loan Corp.	147	6,846

		7,358,677

Diversified Financial Services — 5.8%
Bank of America Corp.	1,709,448	25,744,287
CME Group, Inc.	17,454	5,863,671
Citigroup, Inc.	8,846,726	29,282,663
IntercontinentalExchange, Inc.(b)	254	28,524
JPMorgan Chase & Co.	1,092,778	45,536,059
Moody’s Corp.	858	22,995
The NASDAQ OMX Group, Inc.(b)	41,503	822,590
NYSE Euronext(a)	2,861	72,383

		107,373,172

Insurance — 1.6%
Allied World Assurance Co. Holdings Ltd.	15,966	735,554
The Allstate Corp.	3,242	97,390
American International Group, Inc.(b)	1,209	36,246
Arch Capital Group Ltd.(b)	231	16,528
Aspen Insurance Holdings Ltd.	141,185	3,593,158
Assurant, Inc.	5,162	152,176
Axis Capital Holdings Ltd.	171,560	4,874,020
Berkshire Hathaway, Inc. Class A(b)	3	297,600
Berkshire Hathaway, Inc. Class B(b)	190	624,340
CNA Financial Corp.(a)(b)	2,414	57,936
Chubb Corp.(a)	17,365	854,011
Genworth Financial, Inc. Class A(b)	132,927	1,508,721
Hartford Financial Services Group, Inc.	166,759	3,878,814
Lincoln National Corp.	33,866	842,586
MBIA, Inc.(a)(b)	13,596	54,112
MetLife, Inc.	88,369	3,123,844
PartnerRe Ltd.	55,049	4,109,958
Protective Life Corp.	2,246	37,171
Prudential Financial, Inc.	4,071	202,573
The Hanover Insurance Group, Inc.	2,429	107,920
Transatlantic Holdings, Inc.	1,622	84,522
The Travelers Cos., Inc.	3,289	163,990
Unitrin, Inc.	9,173	202,265
Unum Group	131,785	2,572,443
Willis Group Holdings Ltd.(a)	1,858	49,014
XL Capital Ltd. Class A	48,390	886,989

		29,163,881

Real Estate Investment Trusts (REITs) — 0.3%
Annaly Capital Management, Inc.(a)	206,330	3,579,826
Brandywine Realty Trust	9,861	112,415
Camden Property Trust	745	31,566
Corporate Office Properties Trust	690	25,275
Health Care REIT, Inc.(a)	2,750	121,880
Host Hotels & Resorts, Inc.(a)(b)	3,342	39,001
Mack-Cali Realty Corp.	2,192	75,777
Nationwide Health Properties, Inc.	795	27,968
Potlatch Corp.	1,099	35,036
ProLogis	4,939	67,615
Rayonier, Inc.(a)	15,600	657,696
Realty Income Corp.(a)	2,821	73,092
The Macerich Co.(a)	203	7,298

		4,854,445

Real Estate Management & Development — 0.0%
CB Richard Ellis Group, Inc. Class A(b)	4,013	54,456
Forest City Enterprises, Inc. Class A(a)(b)	5,807	68,407

		122,863

Thrifts & Mortgage Finance — 0.3%
First Niagara Financial Group, Inc.	8,372	116,455
Hudson City Bancorp, Inc.(a)	403,369	5,538,256
People’s United Financial, Inc.	1,516	25,317

		5,680,028

Total Financials		226,551,415

Health Care — 14.3%
Biotechnology — 2.4%
Alexion Pharmaceuticals, Inc.(b)	1,275	62,246
Amgen, Inc.(b)	170,313	9,634,606
Biogen Idec, Inc.(a)(b)	345,785	18,499,497
Cephalon, Inc.(a)(b)	222,085	13,860,325
Gilead Sciences, Inc.(b)	47,920	2,073,978
Myriad Genetics, Inc.(b)	18,408	480,449
United Therapeutics Corp.(b)	1,345	70,814

		44,681,915

Health Care Equipment & Supplies — 2.1%
Alcon, Inc.(a)	100,477	16,513,395
Baxter International, Inc.(a)	9,699	569,137
Beckman Coulter, Inc.	2,220	145,277
Boston Scientific Corp.(b)	101,623	914,607
Edwards Lifesciences Corp.(b)	1,601	139,047
Hologic, Inc.(b)	1,542	22,359
Hospira, Inc.(b)	21,675	1,105,425
Intuitive Surgical, Inc.(a)(b)	55,156	16,729,918
Medtronic, Inc.	6,189	272,192
ResMed, Inc.(a)(b)	394	20,595
St. Jude Medical, Inc.(b)	3,364	123,728
Varian Medical Systems, Inc.(a)(b)	1,015	47,553
Zimmer Holdings, Inc.(a)(b)	26,830	1,585,921

		38,189,154

Health Care Providers & Services — 3.2%
Aetna, Inc.	671	21,271
AmerisourceBergen Corp.	1,973	51,436
Brookdale Senior Living, Inc.(b)	6,059	110,213
Cardinal Health, Inc.	5,342	172,226
Coventry Health Care, Inc.(b)	1,805	43,843
Express Scripts, Inc.(a)(b)	181,384	15,680,647
Humana, Inc.(b)	1,235	54,204
Kindred Healthcare, Inc.(a)(b)	5,010	92,485
McKesson Corp.	14,332	895,750

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	49

Schedule of Investments (continued)	Active Stock Master Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Health Care (concluded)
Health Care Providers & Services (concluded)
Medco Health Solutions, Inc.(b)	289,017	$18,471,077
Omnicare, Inc.	1,295	31,313
UnitedHealth Group, Inc.	1,286	39,197
Universal Health Services, Inc.	2,384	72,712
WellCare Health Plans, Inc.(b)	7,588	278,935
WellPoint, Inc.(a)(b)	383,967	22,381,436

		58,396,745

Health Care Technology — 0.0%
IMS Health, Inc.(a)	29,756	626,661

Life Sciences Tools & Services — 1.1%
Bio-Rad Laboratories, Inc. Class A(b)	3,771	363,751
Life Technologies Corp.(b)	14,911	778,801
Mettler-Toledo International, Inc.(b)	1,633	171,449
Thermo Fisher Scientific, Inc.(a)(b)	187,625	8,947,836
Waters Corp.(a)(b)	156,172	9,676,417

		19,938,254

Pharmaceuticals — 5.5%
Abbott Laboratories	434,830	23,476,472
Allergan, Inc.	197,748	12,460,102
Bristol-Myers Squibb Co.(a)	617,283	15,586,396
Eli Lilly & Co.(a)	115,240	4,115,220
Endo Pharmaceuticals Holdings, Inc.(b)	5,285	108,395
Forest Laboratories, Inc.(a)(b)	91,576	2,940,505
Johnson & Johnson	217,039	13,979,482
King Pharmaceuticals, Inc.(a)(b)	282,704	3,468,778
Medicis Pharmaceutical Corp. Class A(a)	91,419	2,472,884
Merck & Co., Inc.	71,070	2,596,898
Pfizer, Inc.	1,047,743	19,058,445
Valeant Pharmaceuticals International(b)	1,196	38,021

		100,301,598

Total Health Care		262,134,327

Industrials — 7.6%
Aerospace & Defense — 2.2%
Alliant Techsystems, Inc.(b)	51,361	4,533,635
General Dynamics Corp.	48,001	3,272,228
Honeywell International, Inc.	19,584	767,693
Lockheed Martin Corp.	234,642	17,680,275
Northrop Grumman Corp.	4,207	234,961
Raytheon Co.(a)	97,238	5,009,702
United Technologies Corp.(a)	124,965	8,673,820

		40,172,314

Air Freight & Logistics — 0.3%
C.H. Robinson Worldwide, Inc.(a)	81,317	4,775,747
UTi Worldwide, Inc.	82,334	1,179,023

		5,954,770

Airlines — 0.2%
AMR Corp.(a)(b)	7,114	54,991
Continental Airlines, Inc. Class B(b)	155,299	2,782,958
Copa Holdings SA	1,309	71,301
JetBlue Airways Corp.(b)	7,802	42,521
Southwest Airlines Co.	4,368	49,927

		3,001,698

Building Products — 0.1%
Armstrong World Industries, Inc.(b)	13,405	521,857
Lennox International, Inc.	20,716	808,753
Masco Corp.	1,613	22,275

		1,352,885

Commercial Services & Supplies — 0.2%
Avery Dennison Corp.(a)	64,929	2,369,259
Deluxe Corp. (a)	6,419	94,937
R.R. Donnelley & Sons Co.	1,755	39,084
Republic Services, Inc.	20,112	569,371
The Brink’s Co.	3,135	76,306

		3,148,957

Construction & Engineering — 0.0%
The Shaw Group, Inc.(a)(b)	1,969	56,609
URS Corp.(b)	1,814	80,759

		137,368

Electrical Equipment — 0.3%
Cooper Industries Plc Class A	495	21,107
First Solar, Inc.(a)(b)	39,941	5,408,011
General Cable Corp.(b)	1,259	37,040
Hubbell, Inc. Class B(a)	2,429	114,892

		5,581,050

Industrial Conglomerates — 1.9%
3M Co.	6,539	540,579
Carlisle Cos., Inc.(a)	760	26,038
General Electric Co.	2,064,964	31,242,905
Textron, Inc.(a)	36,977	695,537
Tyco International Ltd.(b)	96,284	3,435,413

		35,940,472

Machinery — 1.4%
AGCO Corp.(a)(b)	82,755	2,676,297
Bucyrus International, Inc.	1,870	105,412
Caterpillar, Inc.(a)	35,428	2,019,042
Cummins, Inc.(a)	160,575	7,363,969
Danaher Corp.	391	29,403
Donaldson Co., Inc.	3,576	152,123
Dover Corp.	1,176	48,933
Flowserve Corp.(a)	47,297	4,470,985
Gardner Denver, Inc.	459	19,530
Graco, Inc.	1,238	35,370
Harsco Corp.	8,985	289,586
Joy Global, Inc.	46,885	2,418,797
Navistar International Corp.(b)	87,184	3,369,662
Pall Corp.	5,484	198,521
Parker Hannifin Corp.	628	33,837
SPX Corp.(a)	657	35,938
Snap-On, Inc.(a)	2,784	117,652
Terex Corp.(a)(b)	65,680	1,301,121
The Manitowoc Co., Inc.	102,300	1,019,931
Timken Co.	28,693	680,311
Toro Co.(a)	512	21,407
Trinity Industries, Inc.(a)	19,672	343,080

		26,750,907

Marine — 0.0%
Kirby Corp.(a)(b)	1,225	42,667

Professional Services — 0.2%
Dun & Bradstreet Corp.	419	35,351
FTI Consulting, Inc.(a)(b)	17,315	816,575

See Notes to Financial Statements.

50	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments (continued)	Active Stock Master Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Industrials (continued)
Professional Services (concluded)
Manpower, Inc.(a)	36,491	$1,991,679
Monster Worldwide, Inc.(b)	5,249	91,333
Watson Wyatt Worldwide, Inc.	1,621	77,030

		3,011,968

Road & Rail — 0.7%
Burlington Northern Santa Fe Corp.	44,553	4,393,817
CSX Corp.(a)	32,350	1,568,651
Con-way, Inc.(a)	611	21,330
Kansas City Southern(a)(b)	19,159	637,803
Landstar System, Inc.	10,684	414,219
Norfolk Southern Corp.(a)	35,332	1,852,103
Union Pacific Corp.	60,537	3,868,314
Werner Enterprises, Inc.	3,211	63,546

		12,819,783

Trading Companies & Distributors — 0.1%
United Rentals, Inc.(b)	31,251	306,572
W.W. Grainger, Inc.(a)	20,344	1,969,910

		2,276,482

Total Industrials		140,191,321

Information Technology — 21.2%
Communications Equipment — 1.6%
Brocade Communications Systems, Inc.(a)(b)	247,566	1,888,929
Cisco Systems, Inc.(b)	288,659	6,910,496
CommScope, Inc.(a)(b)	1,115	29,581
EchoStar Corp.(b)	4,502	90,670
F5 Networks, Inc.(b)	42,058	2,228,233
Harris Corp.	156,473	7,440,291
JDS Uniphase Corp.(b)	6,114	50,441
Juniper Networks, Inc.(b)	817	21,789
Motorola, Inc.(a)(b)	438,217	3,400,564
Polycom, Inc.(a)(b)	37,672	940,670
QUALCOMM, Inc.(a)	60,291	2,789,062
Tellabs, Inc.(b)	606,933	3,447,379

		29,238,105

Computers & Peripherals — 6.5%
Apple, Inc.(a)(b)	227,750	48,023,365
Dell, Inc.(a)(b)	882,065	12,666,454
Hewlett-Packard Co.	751,008	38,684,422
International Business Machines Corp.	106,335	13,919,252
Lexmark International, Inc. Class A(a)(b)	38,648	1,004,075
NCR Corp.(b)	6,579	73,224
NetApp, Inc.(b)	113,518	3,903,884
Seagate Technology(a)	37,086	674,594
Sun Microsystems, Inc.(a)(b)	132,242	1,239,108
Teradata Corp.(b)	3,073	96,584

		120,284,962

Electronic Equipment, Instruments & Components — 1.1%
Agilent Technologies, Inc.(a)(b)	122,236	3,797,873
Corning, Inc.	160,784	3,104,739
FLIR Systems, Inc.(b)	86,381	2,826,386
Flextronics International Ltd.(b)	716,412	5,236,972
Jabil Circuit, Inc.(a)	240,239	4,172,951
Vishay Intertechnology, Inc.(a)(b)	159,037	1,327,959

		20,466,880

IT Services — 0.8%
Accenture Plc Class A	26,186	1,086,719
Affiliated Computer Services, Inc. Class A(b)	17,042	1,017,237
Broadridge Financial Solutions, Inc.	1,268	28,606
Cognizant Technology Solutions Corp. Class A(b)	22,094	1,000,858
Computer Sciences Corp.(a)(b)	33,543	1,929,729
Convergys Corp.(a)(b)	15,338	164,883
Fiserv, Inc.(b)	1,873	90,803
Global Payments, Inc.(a)	86,465	4,657,005
Lender Processing Services, Inc.(a)	91,765	3,731,165
Total System Services, Inc.(a)	3,028	52,294
Visa, Inc. Class A	184	16,093
The Western Union Co.	81,473	1,535,766

		15,311,158

Internet Software & Services — 2.9%
AOL, Inc.(b)	10,049	233,941
Akamai Technologies, Inc.(a)(b)	824	20,872
eBay, Inc.(b)	779	18,338
Google, Inc. Class A(b)	71,750	44,483,565
Sohu.com, Inc.(b)	1,223	70,053
ValueClick, Inc.(b)	2,601	26,322
Yahoo!, Inc.(a)(b)	520,316	8,730,902

		53,583,993

Office Electronics — 0.1%
Xerox Corp.(a)	233,415	1,974,691

Semiconductors & Semiconductor Equipment — 3.4%
Altera Corp.(a)	9,579	216,773
Applied Materials, Inc.	37,507	522,848
Atmel Corp.(b)	29,509	136,036
Integrated Device Technology, Inc.(b)	26,672	172,568
Intel Corp.	1,863,240	38,010,096
LSI Corp.(b)	564,169	3,390,656
MEMC Electronic Materials, Inc.(b)	32,553	443,372
Marvell Technology Group Ltd.(b)	218,609	4,536,137
NVIDIA Corp.(a)(b)	658,819	12,306,739
Silicon Laboratories, Inc.(a)(b)	28,295	1,367,780
Texas Instruments, Inc.(a)	16,541	431,058
Xilinx, Inc.	1,738	43,554

		61,577,617

Software — 4.8%
Activision Blizzard, Inc.(a)(b)	70,281	780,822
Adobe Systems, Inc.(b)	23,980	881,984
BMC Software, Inc.(a)(b)	33,880	1,358,588
CA, Inc.	1,577	35,419
Cadence Design Systems, Inc.(a)(b)	10,317	61,799
Check Point Software Technologies(a)(b)	21,557	730,351
Citrix Systems, Inc.(b)	1,176	48,933
Electronic Arts, Inc.(a)(b)	2,029	36,015
Factset Research Systems, Inc.	775	51,049
McAfee, Inc.(a)(b)	256,250	10,396,063
Microsoft Corp.	1,799,403	54,863,797
Oracle Corp.	403,698	9,906,749
Quest Software, Inc.(b)	1,577	29,017
Red Hat, Inc.(b)	9,124	281,932
Salesforce.com, Inc.(a)(b)	91,718	6,766,037
Symantec Corp.(b)	93,628	1,675,005
Synopsys, Inc.(a)(b)	3,091	68,868

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	51

Schedule of Investments (continued)	Active Stock Master Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Information Technology (concluded)
Software (concluded)
Taleo Corp. Class A(b)	418	$9,831

		87,982,259

Total Information Technology		390,419,665

Materials — 5.1%
Chemicals — 2.7%
Air Products & Chemicals, Inc.	595	48,231
Airgas, Inc.	442	21,039
Ashland, Inc.(a)	64,175	2,542,613
CF Industries Holdings, Inc.	21,052	1,911,101
Cabot Corp.(a)	2,986	78,323
Celanese Corp.(a)	64,275	2,063,227
Cytec Industries, Inc.	3,565	129,837
EI du Pont de Nemours & Co.	4,994	168,148
Huntsman Corp.	48,487	547,418
Lubrizol Corp.(a)	75,209	5,486,497
Minerals Technologies, Inc.(a)	17,493	952,844
Monsanto Co.	181,818	14,863,621
Nalco Holding Co.	4,570	116,581
Praxair, Inc.(a)	40,704	3,268,938
RPM International, Inc.	5,134	104,374
Sensient Technologies Corp.(a)	2,829	74,403
Sigma-Aldrich Corp.(a)	592	29,914
Terra Industries, Inc.	1,132	36,439
The Mosaic Co.(a)	278,408	16,629,310
The Scotts Miracle-Gro Co. Class A	431	16,943

		49,089,801

Containers & Packaging — 0.1%
Bemis Co., Inc.	14,867	440,806
Crown Holdings, Inc.(b)	1,104	28,240
Owens-Illinois, Inc.(a)(b)	46,064	1,514,124
Sealed Air Corp.	12,357	270,124
Sonoco Products Co.(a)	8,539	249,766

		2,503,060

Metals & Mining — 1.8%
Alcoa, Inc.(a)	1,023,339	16,496,225
Commercial Metals Co.	9,748	152,556
Freeport-McMoRan Copper & Gold, Inc.(a)(b)	72,977	5,859,323
Newmont Mining Corp.	913	43,194
Nucor Corp.(a)	176,263	8,222,669
Reliance Steel & Aluminum Co.(a)	32,066	1,385,893
Schnitzer Steel Industries, Inc.	5,140	245,178

		32,405,038

Paper & Forest Products — 0.5%
International Paper Co.	1,501	40,197
Louisiana-Pacific Corp.(a)(b)	39,327	274,502
MeadWestvaco Corp.(a)	331,565	9,492,706

		9,807,405

Total Materials		93,805,304

Telecommunication Services — 2.2%
Diversified Telecommunication Services — 1.8%
AT&T, Inc.(a)	1,060,934	29,737,980
CenturyTel, Inc.	71,241	2,579,637
Qwest Communications International, Inc.	232,180	977,478
Verizon Communications, Inc.	12,662	419,492

		33,714,587

Wireless Telecommunication Services — 0.4%
Leap Wireless International, Inc.(a)(b)	66,975	1,175,411
MetroPCS Communications, Inc.(a)(b)	102,210	779,862
Millicom International Cellular SA	9,069	669,020
NII Holdings, Inc.(a)(b)	38,058	1,277,988
Sprint Nextel Corp.(b)	847,757	3,102,791
Syniverse Holdings, Inc.(b)	2,200	38,456
United States Cellular Corp.(b)	6,484	274,986

		7,318,514

Total Telecommunication Services		41,033,101

Utilities — 2.7%
Electric Utilities — 0.5%
American Electric Power Co., Inc.	159	5,532
Edison International	66,835	2,324,521
FPL Group, Inc.	9,790	517,108
FirstEnergy Corp.(a)	58,164	2,701,718
N.V. Energy, Inc.	2,149	26,605
PPL Corp.	3,934	127,107
Pepco Holdings, Inc.(a)	181,026	3,050,288

		8,752,879

Gas Utilities — 0.8%
Atmos Energy Corp.(a)	119,368	3,509,419
Energen Corp.	6,321	295,823
Oneok, Inc.(a)	176,289	7,857,201
Questar Corp.	498	20,702
UGI Corp.	110,308	2,668,350

		14,351,495

Independent Power Producers & Energy Traders — 0.3%
The AES Corp.(b)	12,732	169,463
Calpine Corp.(b)	19,771	217,481
Constellation Energy Group, Inc.	495	17,409
NRG Energy, Inc.(b)	210,861	4,978,428
RRI Energy, Inc.(b)	33,194	189,870

		5,572,651

Multi-Utilities — 1.1%
DTE Energy Co.(a)	46,472	2,025,714
NiSource, Inc.(a)	100,794	1,550,212
Public Service Enterprise Group, Inc.	6,771	225,136
Sempra Energy(a)	257,567	14,418,601
Wisconsin Energy Corp.	42,022	2,093,956
Xcel Energy, Inc.	2,398	50,885

		20,364,504

Water Utilities — 0.0%
American Water Works Co., Inc.	2,102	47,106

Total Utilities		49,088,635

Total Long-Term Investments (Cost — $1,576,045,012) — 96.5%		1,773,523,060

Short-Term Securities
Money Market Funds — 13.2%
BlackRock Cash Funds: Institutional, SL Agency Shares,
0.19% (c)(d)(e)	214,125,678	214,125,678
BlackRock Cash Funds: Prime, SL Agency Shares,
0.17% (c)(d)(e)	28,279,563	28,279,563

		242,405,241

See Notes to Financial Statements.

52	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments (concluded)	Active Stock Master Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Short-Term Securities (concluded)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Bill,
0.05%, 3/18/10 (f)(g)	$3,950	$3,949,601

Total Short-Term Securities (Cost — $246,354,949) — 13.4%		246,354,842

Total Investments (Cost — $1,822,399,961*) — 109.9%		2,019,877,902
Liabilities in Excess of Other Assets — (9.9)%		(181,424,788)

Net Assets — 100.0%		$1,838,453,114

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,986,678,447

Gross unrealized appreciation	$33,199,455
Gross unrealized depreciation	—

Net unrealized appreciation	$33,199,455

(a)	All or a portion of this security is on loan.

(b)	Non-income producing security.

(c)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Cash Funds: Institutional	$2,368,043	$1,072,793
BlackRock Cash Funds: Prime	$7,657,994	$155,160

(d)	Represents the seven-day yield as of report date.

(e)	All or a portion of this security was purchased with the cash collateral from securities loaned.

(f)	Rate shown is the yield to maturity as of the date of purchase.

(g)	All or a portion of this security has been pledged as collateral in connection with open financial futures contracts.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of December 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation
688	S&P 500 Index	Chicago	March 2010	$38,208,080	$233,088

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1
Long-Term Investments[1]	$1,773,523,060
Short-Term Securities	242,405,241

Total Level 1	2,015,928,301

Level 2
Short-Term Securities	3,949,601

Level 3	—

Total	$2,019,877,902

Valuation Inputs	Other Financial Instruments[2]
Assets
Level 1	$233,088
Level 2	—
Level 3	—

Total	$233,088

1	See above Schedule of Investments for values in each sector and industry.

2	Other financial instruments are financial futures contracts, which are shown at the unrealized appreciation/depreciation on the financial instrument.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	53

Schedule of Investments December 31, 2009	CoreAlpha Bond Master Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset-Backed Securities
AmeriCredit Automobile Receivables Trust:
Series 2005-AX Class A4,
3.93%, 10/06/11	$1,954	$1,975,896
Series 2006-RM Class A2,
5.42%, 8/08/11	6,081	6,177,400
Series 2007-BF Class A3B,
0.25%, 4/06/12(a)	674	673,448
Series 2007-CM Class A3A,
5.42%, 5/07/12	3,436	3,489,121
Series 2008-AF Class A2B,
1.98%, 1/12/12(a)	1,043	1,044,456
Americredit Prime Automobile Receivable, Series 2007-2M Class A3,
5.22%, 6/08/12	3,826	3,884,038
Asset Backed Funding Corp. Certificates:
Series 2005-HE2 Class M1,
0.71%, 6/25/35(a)	1,000	940,209
Series 2005-OPT1 Class A1SS,
0.48%, 7/25/35(a)	1,832	1,725,908
Series 2006-OPT2 Class A3B,
0.34%, 10/25/36(a)	2,403	2,184,961
BA Credit Card Trust, Series 2007-B1 Class B1,
0.31%, 6/15/12(a)	3,480	3,477,874
Capital Auto Receivables Asset Trust, Series 2007-SN2 Class A4,
1.26%, 5/16/11(a)(b)(c)	6,500	6,518,200
Capital One Auto Finance Trust:
Series 2005-C Class A4B,
0.27%, 6/15/12(a)	5,779	5,769,854
Series 2006-A Class A4,
0.24%, 12/15/12(a)	4,051	4,014,498
Series 2007-B Class A3A,
5.03%, 4/15/12	1,449	1,463,994
Series 2007-C Class A3A,
5.13%, 4/16/12	1,709	1,742,443
Series 2007-C Class A3B,
0.74%, 4/16/12(a)	7,485	7,470,764
Capital One Multi-Asset Execution Trust, Series 2005-A3 Class A3,
4.05%, 3/15/13	5,500	5,565,086
Carrington Mortgage Loan Trust, Series 2007-FRE1 Class A1,
0.35%, 2/25/37(a)	2,949	2,605,578
Countrywide Asset-Backed Certificates:
Series 2004-AB2 Class A3,
0.64%, 5/25/36(a)	2,619	2,363,036
Series 2006-20 Class 2A1,
0.28%, 4/25/47(a)	1,406	1,363,660
Series 2006-22 Class 2A1,
0.28%, 5/25/47(a)	290	279,223
Series 2006-25 Class 2A1,
0.30%, 6/25/47(a)	3,476	3,274,783
Series 2007-10 Class 2A1,
0.28%, 6/25/47(a)	3,205	2,992,780
Series 2007-5 Class 2A1,
0.33%, 9/25/47(a)	3,391	3,149,416
Series 2007-6 Class 2A1,
0.33%, 9/25/37(a)	563	524,416
Series 2007-7 Class 2A1,
0.31%, 10/25/47(a)	484	440,678
Series 2007-8 Class 2A1,
0.29%, 11/25/37(a)	4,488	4,188,966
GMAC Mortgage Corp. Loan Trust, Series 2006-HLTV Class A3,
5.59%, 10/25/29	1,664	1,570,185
GSAMP Trust:
Series 2005-SEA1 Class A,
0.57%, 1/25/35(a)(b)	3,371	2,933,021
Series 2007-HE2 Class A2A,
0.36%, 3/25/47(a)(c)	2,612	2,313,246
GSRPM Mortgage Loan Trust, Series 2006-2 Class A1A,
0.37%, 9/25/36(a)(b)	1,919	1,854,316
Holmes Master Issuer Plc, Series 2007-1 Class 2A,
0.33%, 7/15/21(a)	5,000	4,991,130
Home Equity Asset Trust, Series 2006-4 Class 2A3,
0.40%, 8/25/36(a)	5,392	4,016,078
JP Morgan Mortgage Acquisition Corp., Series 2006-FRE1 Class A3,
0.42%, 5/25/35(a)	3,253	2,841,571
Lehman XS Trust, Series 2005-4 Class 1A2,
0.50%, 10/25/35(a)	1,192	1,152,195
Long Beach Auto Receivables Trust, Series 2004-C Class A4,
3.78%, 7/15/11	1,408	1,408,940
Long Beach Mortgage Loan Trust, Series 2005-WL2 Class 3A1,
0.41%, 8/25/35(a)	48	47,363
MASTR Asset Backed Securities Trust:
Series 2005-AB1 Class A3B,
5.23%, 11/25/35(d)	2,712	2,388,603
Series 2006-AM1 Class A2,
0.36%, 1/25/36(a)	1,085	1,044,253
Morgan Stanley Home Equity Loan Trust, Series 2006-1 Class A2B,
0.43%, 12/25/35(a)	2,295	2,143,015
Park Place Securities, Inc., Series 2005-WCW3 Class A2C,
0.61%,8/25/35(a)	8,100	6,908,351
Permanent Financing Plc, Series 8 Class 3A,
0.38%, 9/10/32(a)	3,800	3,788,585
Permanent Master Issuer Plc, Series 2007-1 Class 2A2,
0.33%, 10/15/33(a)	7,600	7,596,382
Residential Asset Mortgage Products, Inc.:
Series 2006 Class A2,
0.42%, 2/25/36(a)	2,091	1,576,065
Series 2007-RZ1 Class A1,
0.30%, 2/25/37(a)	91	88,438
Residential Asset Securities Corp.:
Series 2005-KS12 Class A2,
0.48%, 1/25/36(a)	4,066	3,699,267
Series 2006-KS7 Class A2,
0.33%, 9/25/36(a)	1,245	1,196,452
Series 2007-KS1 Class A1,
0.29%, 1/25/37(a)	1,274	1,231,189
Series 2007-KS4 Class A1,
0.33%, 5/25/37(a)	370	342,761
Saxon Asset Securities Trust, Series 2005-4 Class A1A,
0.46%, 11/25/37(a)	3,453	3,020,584
Securitized Asset Backed Receivables LLC Trust:
Series 2005-FR5 Class A1A,
0.52%, 8/25/35(a)	2,772	2,606,802
Series 2006-FR3 Class A2,
0.37%, 5/25/36(a)	3,143	2,484,287
Series 2006-OP1 Class A2C,
0.53%, 10/25/35(a)	5,338	4,398,677

See Notes to Financial Statements.

54	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio
	(Percentages shown are based on Net Assets	)

	Par (000)	Value
Asset-Backed Securities
SG Mortgage Securities Trust, Series 2006-OPT2 Class A3A,
0.28%, 10/25/36(a)	$2,909	$2,837,075
Soundview Home Equity Loan Trust:
Series 2006-EQ1 Class A2,
0.34%, 10/25/36(a)	2,232	2,081,639
Series 2007-OPT5 Class 2A1,
1.03%, 10/25/37(a)	345	336,711
Structured Asset Investment Loan Trust, Series 2005-11 Class A6,
0.45%, 1/25/36(a)	3,560	2,967,839
Washington Mutual Master Note Trust, Series 2007-A2 Class A2,
0.26%, 5/15/14(a)(b)	3,500	3,493,197

Total Asset-Backed Securities — 9.7%		158,658,903

Preferred Securities
Capital Trusts
Diversified Financial Services — 0.3%
General Electric Capital Corp.,
6.38%, 11/15/17(a)	2,000	1,735,000
JPMorgan Chase Capital XXVII,
7.00%, 11/01/39(e)	3,500	3,529,796

		5,264,796

Insurance — 0.6%
AON Corp.,
8.21%, 1/01/27	1,700	1,725,500
Chubb Corp.:
6.38%, 4/15/17(a)	2,550	2,371,500
6.00%, 5/11/37	800	822,851
The Progressive Corp.,
6.70%, 6/15/17(a)	2,900	2,566,120
The Travelers Cos., Inc.:
6.25%, 3/15/17(a)	500	455,495
6.25%, 6/15/37	1,000	1,057,102

		8,998,568

Total Preferred Securities — 0.9%		14,263,364

Corporate Bonds
Aerospace & Defense — 0.3%
L-3 Communications Corp.:
5.88%, 1/15/15	281	280,649
5.20%, 10/15/19(b)	700	692,395
Series B, 6.38%, 10/15/15	3,813	3,827,299

		4,800,343

Air Freight & Logistics — 0.0%
FedEx Corp.,
8.00%, 1/15/19	600	722,665

Automobiles — 0.1%
DaimlerChrysler North America Holding Corp.,
8.50%, 1/18/31	1,000	1,228,843

Beverages — 0.6%
Anheuser-Busch InBev Worldwide, Inc.,
5.38%, 1/15/20(b)	6,400	6,529,657
Bottling Group LLC,
5.13%, 1/15/19	1,100	1,143,073
Diageo Finance BV,
3.25%, 1/15/15	2,000	1,986,692
Dr Pepper Snapple Group, Inc.,
2.35%, 12/21/12	1,000	1,001,065

		10,660,487

Biotechnology — 0.2%
Amgen, Inc.:
5.70%, 2/01/19	1,300	1,394,058
6.40%, 2/01/39	900	987,539
Genentech, Inc.,
4.75%, 7/15/15	625	668,921

		3,050,518

Building Products — 0.1%
CRH America, Inc.,
6.00%, 9/30/16	800	835,569

Capital Markets — 2.2%
The Bear Stearns Cos., Inc.:
6.40%, 10/02/17	4,500	4,905,364
7.25%, 2/01/18	1,000	1,147,853
The Bear Stearns Cos., Inc./JPMorgan Chase & Co.,
5.70%, 11/15/14	3,600	3,961,199
Credit Suisse First Boston USA, Inc.:
5.13%, 1/15/14(e)	1,400	1,494,583
4.88%, 1/15/15	900	942,404
The Goldman Sachs Group, Inc.:
5.45%, 11/01/12	1,800	1,935,322
5.95%, 1/18/18	3,100	3,273,516
6.15%, 4/01/18	1,500	1,605,748
7.50%, 2/15/19(e)	1,200	1,398,964
6.75%, 10/01/37	1,650	1,696,014
Merrill Lynch & Co., Inc.,
6.88%, 4/25/18	4,350	4,686,855
Morgan Stanley:
6.00%, 4/28/15	1,400	1,491,311
6.25%, 8/28/17	1,500	1,565,375
5.63%, 9/23/19	4,500	4,532,895
Series F, 5.95%, 12/28/17	850	876,724

		35,514,127

Chemicals — 0.7%
Ashland, Inc.,
9.13%, 6/01/17(b)	3,100	3,402,250
Eastman Chemical Co.,
5.50%, 11/15/19	1,200	1,196,254
Nalco Co.,
8.25%, 5/15/17(b)	1,800	1,912,500
Potash Corp. of Saskatchewan, Inc.,
4.88%, 3/30/20	3,100	3,058,528
Yara International ASA,
7.88%, 6/11/19(b)	1,900	2,169,367

		11,738,899

Commercial Banks — 2.5%
Abbey National Treasury Services Plc,
3.88%, 11/10/14(b)	3,300	3,311,745
American Express Bank FSB,
5.55%, 10/17/12	1,800	1,924,972
BNP Paribas/BNP Paribas LLC,
2.13%, 12/21/12	4,000	3,979,352
Credit Suisse New York,
5.30%, 8/13/19	2,400	2,464,740
Enterprise Products Operating LLC,
5.25%, 1/31/20(e)	2,000	1,978,444
HSBC Bank USA NA,
5.88%, 11/01/34	1,700	1,653,352
HSBC Holdings Plc:
5.25%, 12/12/12	3,000	3,185,658
6.50%, 9/15/37	2,400	2,507,501
JPMorgan Chase Bank NA, Series BKNT,
6.00%, 10/01/17	2,300	2,462,550
See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	55

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Commercial Banks (concluded)
Wachovia Bank NA,
6.00%, 11/15/17	$8,500	$8,897,324
Wachovia Corp.,
5.30%, 10/15/11	2,750	2,919,180
Wells Fargo & Co.,
5.25%, 10/23/12	5,000	5,337,870

		40,622,688

Commercial Services & Supplies — 0.4%
Iron Mountain, Inc.:
8.00%, 6/15/20	1,900	1,928,500
8.38%, 8/15/21	1,500	1,548,750
R.R. Donnelley & Sons Co.,
8.60%, 8/15/16	2,200	2,394,940

		5,872,190

Communications Equipment — 0.3%
Motorola, Inc.,
8.00%, 11/01/11	4,600	4,919,645

Computers & Peripherals — 0.1%
International Business Machines Corp.,
7.63%, 10/15/18	2,050	2,503,345

Consumer Finance — 0.5%
American Express Co.,
8.13%, 5/20/19	4,800	5,688,293
Capital One Financial Corp.,
7.38%, 5/23/14	1,600	1,811,571

		7,499,864

Containers & Packaging — 0.8%
Ball Corp.:
6.63%, 3/15/18	2,050	2,029,500
7.38%, 9/01/19(e)	400	411,000
Crown Americas LLC,
7.63%, 5/15/17(b)	2,900	3,008,750
Crown Americas LLC and Crown Americas Capital Corp.,
7.63%, 11/15/13	500	516,250
Owens-Brockway Glass Container, Inc.,
6.75%, 12/01/14(e)	3,600	3,681,000
Sealed Air Corp.:
7.88%, 6/15/17(b)	840	894,736
6.88%, 7/15/33(b)	2,000	1,881,614

		12,422,850

Diversified Financial Services — 2.1%
Associates Corp. of North America,
6.95%, 11/01/18	1,500	1,516,654
Bank of America Corp.:
5.65%, 5/01/18	1,500	1,523,418
5.49%, 3/15/19	3,500	3,306,835
BP AMI Leasing, Inc.,
5.52%, 5/08/19(b)	5,000	5,271,480
Citigroup, Inc.:
6.50%, 8/19/13	1,400	1,491,270
6.38%, 8/12/14	1,400	1,465,670
6.13%, 11/21/17	1,000	1,007,975
8.50%, 5/22/19	1,600	1,847,605
8.13%, 7/15/39	600	677,188
General Electric Capital Corp.:
6.75%, 3/15/32	2,000	2,039,130
6.88%, 1/10/39	1,000	1,032,685
Series G, 6.00%, 8/07/19	4,700	4,878,699
Genworth Global Funding Trusts,
5.75%, 5/15/13	1,000	993,854
International Lease Finance Corp.,
6.63%, 11/15/13(e)	4,200	3,380,937
JPMorgan Chase & Co.,
4.75%, 5/01/13	3,100	3,272,118

		33,705,518

Diversified Telecommunication Services — 2.8%
AT&T, Inc.,
4.95%, 1/15/13	1,500	1,600,320
BellSouth Corp.,
6.55%, 6/15/34	2,400	2,461,776
CenturyTel, Inc.,
6.15%, 9/15/19	100	102,237
Deutsche Telekom International Finance BV:
8.50%, 6/15/10	3,250	3,358,634
8.75%, 6/15/30	2,900	3,729,719
France Telecom SA,
7.75%, 3/01/11	3,300	3,536,841
New Cingular Wireless Services, Inc.,
8.75%, 3/01/31(e)	1,000	1,292,309
Qwest Corp.,
8.38%, 5/01/16	4,800	5,148,000
SBA Telecommunications, Inc.,
8.25%, 8/15/19(b)(e)	1,700	1,802,000
Telecom Italia Capital SA:
4.00%, 1/15/10	1,680	1,681,294
5.25%, 10/01/15(e)	2,500	2,613,867
7.00%, 6/04/18	3,300	3,630,960
Telefonica Emisiones SAU:
5.86%, 2/04/13	3,600	3,889,678
6.22%, 7/03/17(e)	2,100	2,314,639
5.88%, 7/15/19	2,200	2,358,026
Verizon Communications, Inc.:
8.75%, 11/01/18	2,000	2,498,038
8.95%, 3/01/39	500	676,527
Windstream Corp.,
7.88%, 11/01/17(b)	4,000	3,950,000

		46,644,865

Electric Utilities — 2.5%
Commonwealth Edison Co.:
4.70%, 4/15/15	1,000	1,035,680
5.88%, 2/01/33	3,500	3,471,009
Duke Energy Corp.:
6.25%, 6/15/18	2,500	2,669,855
5.05%, 9/15/19(e)	5,500	5,481,674
EDP Finance BV,
4.90%, 10/01/19(b)	2,200	2,180,867
Enel Finance International SA,
5.13%, 10/07/19(b)	3,000	3,018,528
FirstEnergy Solutions Corp.,
6.05%, 8/15/21	2,500	2,522,015
MidAmerican Energy Holdings Co.,
5.75%, 4/01/18	6,950	7,325,112
Northern States Power Co,
5.25%, 7/15/35	2,500	2,384,798
Oncor Electric Delivery Co. LLC,
5.95%, 9/01/13	2,750	2,950,403
Pacific Gas & Electric Co.,
5.63%, 11/30/17	1,500	1,601,522
PacifiCorp,
5.50%, 1/15/19	1,300	1,376,448
Progress Energy, Inc.,
4.88%, 12/01/19	3,100	3,012,592
Southern California Edison Co.,
5.50%, 8/15/18	1,250	1,334,381
Southern Co.,
4.15%, 5/15/14	900	925,516

		41,290,400

Electronic Equipment, Instruments & Components — 0.1%
Arrow Electronics, Inc.,
6.00%, 4/01/20	1,400	1,385,108

Energy Equipment & Services — 0.3%
Pride International, Inc.,
8.50%, 6/15/19	4,800	5,544,000

Food & Staples Retailing — 0.5%
CVS Caremark Corp.,
0.56%, 6/01/10(a)	4,000	4,001,656

See Notes to Financial Statements.

56	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Food & Staples Retailing (concluded)
The Kroger Co.:
8.05%, 2/01/10	$930	$934,494
7.50%, 1/15/14	1,750	1,997,250
6.40%, 8/15/17	500	546,212
6.90%, 4/15/38	400	445,144

		7,924,756

Food Products — 0.3%
General Mills, Inc.,
5.65%, 2/15/19	1,400	1,484,771
Kellogg Co.:
5.13%, 12/03/12	2,300	2,496,105
4.45%, 5/30/16	100	102,977
Series B, 7.45%, 4/01/31	1,000	1,212,410

		5,296,263

Gas Utilities — 0.1%
EQT Corp.,
8.13%, 6/01/19	1,800	2,079,672
Pacific Energy Partners LP/PAA Finance Corp.,
6.25%, 9/15/15	250	257,204

		2,336,876

Health Care Equipment & Supplies — 0.2%
Beckman Coulter, Inc.,
7.00%, 6/01/19	1,100	1,246,588
Zimmer Holdings, Inc.,
4.63%, 11/30/19	1,450	1,436,837

		2,683,425

Health Care Providers & Services — 0.9%
Aetna, Inc.,
6.75%, 12/15/37	1,200	1,251,275
AmerisourceBergen Corp.,
4.88%, 11/15/19	900	888,527
DaVita, Inc.:
6.63%, 3/15/13	2,890	2,897,225
7.25%, 3/15/15	2,710	2,716,775
Express Scripts, Inc.,
6.25%, 6/15/14	2,200	2,400,486
Quest Diagnostics, Inc.,
4.75%, 1/30/20	1,600	1,563,358
UnitedHealth Group, Inc.,
0.43%, 6/21/10(a)	2,320	2,316,330

		14,033,976

Hotels, Restaurants & Leisure — 0.9%
International Game Technology,
7.50%, 6/15/19	1,900	2,058,897
McDonald’s Corp.:
6.30%, 10/15/37	1,000	1,084,531
5.70%, 2/01/39	1,100	1,122,022
Penn National Gaming, Inc.,
8.75%, 8/15/19(b)(e)	2,100	2,147,250
Wyndham Worldwide Corp.,
6.00%, 12/01/16	2,350	2,189,246
Yum! Brands, Inc.:
4.25%, 9/15/15	2,000	2,006,004
6.25%, 3/15/18(e)	2,500	2,727,020
6.88%, 11/15/37	2,100	2,269,037

		15,604,007

Household Products — 0.1%
Kimberly-Clark Corp.,
7.50%, 11/01/18	750	907,368

Independent Power Producers & Energy Traders — 0.0%
Mirant Americas Generation LLC,
9.13%, 5/01/31(e)	250	225,000

Industrial Conglomerates — 0.2%
Tyco International Finance SA,
8.50%, 1/15/19	2,400	2,898,595

Insurance — 0.7%
Allstate Life Global Funding Trusts,
5.38%, 4/30/13	5,250	5,604,238
Marsh & McLennan Cos., Inc.:
5.75%, 9/15/15	400	417,308
9.25%, 4/15/19	2,300	2,790,641
Prudential Financial, Inc.:
5.15%, 1/15/13	1,750	1,840,965
7.38%, 6/15/19	1,000	1,121,167

		11,774,319

Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc.,
3.25%, 11/18/14(b)	1,600	1,568,643

Machinery — 0.1%
Navistar International Corp.,
8.25%, 11/01/21	1,400	1,435,000

Media — 2.8%
British Sky Broadcasting Group Plc,
9.50%, 11/15/18(b)	1,500	1,923,051
CBS Corp.,
8.88%, 5/15/19(e)	3,500	4,187,134
Comcast Corp.,
5.70%, 5/15/18	7,050	7,411,312
CSC Holdings, Inc.,
7.63%, 7/15/18	5,000	5,150,000
DirecTV Holdings LLC/DirecTV Financing Co., Inc.:
7.63%, 5/15/16	4,800	5,244,000
5.88%, 10/01/19(b)	1,500	1,525,644
DISH DBS Corp.:
6.38%, 10/01/11(e)	500	516,250
7.13%, 2/01/16	4,000	4,085,000
7.88%, 9/01/19	1,000	1,048,750
News America, Inc.,
5.65%, 8/15/20(b)(e)	1,400	1,457,756
TCM Mobile LLC,
3.55%, 1/15/15(b)	1,600	1,567,290
Time Warner, Inc.:
7.63%, 4/15/31	1,000	1,161,628
7.70%, 5/01/32	3,000	3,523,005
Viacom, Inc.:
4.38%, 9/15/14	1,300	1,340,639
5.63%, 9/15/19(e)	800	835,283
6.88%, 4/30/36	2,700	2,919,526
WPP Finance (UK),
8.00%, 9/15/14	1,800	2,047,068

		45,943,336

Metals & Mining — 1.4%
ArcelorMittal USA Partnership,
9.75%, 4/01/14	4,238	4,449,900
Barrick Australian Finance Pty Ltd.,
5.95%, 10/15/39	1,200	1,171,151
Freeport-McMoRan Copper & Gold, Inc.,
8.38%, 4/01/17	2,200	2,409,000
Newmont Mining Corp.,
5.13%, 10/01/19	3,800	3,801,775
Rio Tinto Finance USA Ltd.,
9.00%, 5/01/19	5,300	6,707,616
Vale Overseas Ltd.:
6.88%, 11/21/36	1,000	999,161
6.88%, 11/10/39	2,100	2,114,120
Xstrata Canada Corp.,
6.20%, 6/15/35	1,000	946,142

		22,598,865

Multi-Utilities — 0.5%
Dominion Resources, Inc.,
6.40%, 6/15/18	5,250	5,734,680
PSEG Power LLC,
6.95%, 6/01/12	2,300	2,512,647

		8,247,327

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	57

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Oil, Gas & Consumable Fuels — 3.1%
Burlington Resources Finance Co.,
7.20%, 8/15/31	$800	$916,389
ConocoPhillips Canada Funding Co. I,
5.63%, 10/15/16	500	542,401
Devon Energy Corp.:
6.30%, 1/15/19	2,300	2,560,951
7.95%, 4/15/32	654	831,406
Devon Financing Corp. ULC,
7.88%, 9/30/31	1,250	1,566,140
El Paso Corp.,
7.80%, 8/01/31	250	235,358
EnCana Corp.,
6.50%, 5/15/19	400	447,455
Energy Transfer Partners LP:
9.70%, 3/15/19	1,900	2,346,696
9.00%, 4/15/19	800	953,583
Enterprise Products Operating LLC:
7.50%, 2/01/11	3,600	3,814,452
5.75%, 3/01/35	1,500	1,392,858
EOG Resources, Inc.,
5.63%, 6/01/19	1,300	1,381,037
Hess Corp.,
8.13%, 2/15/19	1,000	1,205,957
Marathon Oil Corp.:
7.50%, 2/15/19	500	577,059
6.80%, 3/15/32	1,500	1,590,663
6.60%, 10/01/37	1,000	1,060,795
Newfield Exploration Co.,
7.13%, 5/15/18	4,250	4,292,500
Peabody Energy Corp., Series B,
6.88%, 3/15/13	755	763,494
Petrobras International Finance Co.:
5.75%, 1/20/20	3,000	3,051,861
6.88%, 1/20/40	1,500	1,541,398
Petronas Capital Ltd.,
5.25%, 8/12/19	2,200	2,210,435
Pioneer Natural Resources Co.,
7.50%, 1/15/20	2,000	2,000,908
Plains All American Pipeline LP/PAA Finance Corp.:
8.75%, 5/01/19	600	707,456
5.75%, 1/15/20	3,000	3,002,238
6.70%, 5/15/36	1,000	1,019,870
Spectra Energy Capital LLC,
5.65%, 3/01/20	1,600	1,614,643
TransCanada PipeLines Ltd.:
6.50%, 8/15/18(e)	6,250	6,971,575
7.13%, 1/15/19	800	935,375
7.63%, 1/15/39	600	738,964
Weatherford International Ltd.,
9.63%, 3/01/19	400	498,681

		50,772,598

Paper & Forest Products — 0.2%
International Paper Co.:
9.38%, 5/15/19	1,600	1,966,674
7.50%, 8/15/21	1,000	1,120,471

		3,087,145

Personal Products — 0.1%
Mead Johnson Nutrition Co.,
4.90%, 11/01/19(b)	2,400	2,379,574

Pharmaceuticals — 0.1%
Pfizer, Inc.,
6.20%, 3/15/19	1,500	1,667,433

Real Estate Investment Trusts (REITs) — 0.6%
ProLogis,
7.38%, 10/30/19	1,700	1,676,889
Simon Property Group LP:
5.75%, 5/01/12	3,000	3,151,488
5.30%, 5/30/13	2,500	2,579,512
6.75%, 5/15/14	2,200	2,344,496

		9,752,385

Road & Rail — 0.7%
Burlington Northern Santa Fe Corp.,
4.70%, 10/01/19	3,800	3,764,591
CSX Corp.:
5.75%, 3/15/13(e)	2,600	2,812,696
6.15%, 5/01/37(e)	1,750	1,773,063
Norfolk Southern Corp.,
5.75%, 1/15/16	1,100	1,170,254
Union Pacific Corp.,
6.13%, 2/15/20	1,300	1,407,227

		10,927,831

Software — 0.5%
CA, Inc.,
5.38%, 12/01/19(e)	2,000	2,011,220
Oracle Corp.:
5.25%, 1/15/16	1,500	1,619,793
5.75%, 4/15/18	2,150	2,324,550
5.00%, 7/08/19	2,800	2,887,626

		8,843,189

Specialty Retail — 0.2%
The Sherwin-Williams Co.,
3.13%, 12/15/14	3,300	3,259,215

Thrifts & Mortgage Finance — 0.1%
Countrywide Home Loans, Inc.,
4.00%, 3/22/11	800	817,033

Tobacco — 1.0%
Altria Group, Inc.:
9.70%, 11/10/18	2,750	3,399,459
9.25%, 8/06/19	1,100	1,340,491
9.95%, 11/10/38	1,200	1,564,212
Philip Morris International, Inc.:
4.88%, 5/16/13	2,200	2,322,443
5.65%, 5/16/18	1,300	1,367,054
6.38%, 5/16/38	1,500	1,621,389
Reynolds American, Inc.,
0.95%, 6/15/11(a)	5,060	5,012,851

		16,627,899

Transportation Infrastructure — 0.1%
Con-way, Inc.,
6.70%, 5/01/34	2,500	1,962,070

Wireless Telecommunication Services — 0.2%
Vodafone Group Plc:
5.63%, 2/27/17	950	1,009,060
5.45%, 6/10/19	700	724,859
7.88%, 2/15/30(e)	1,250	1,498,236

		3,232,155

Total Corporate Bonds — 32.3%		527,768,207

Foreign Agency Obligations
Brazilian Government International Bond:
5.88%, 1/15/19	7,600	8,094,000
5.63%, 1/07/41	1,500	1,413,750
Colombia Government International Bond,
7.38%, 3/18/19	1,900	2,151,750
Export-Import Bank of Korea,
8.13%, 1/21/14	1,800	2,089,598

See Notes to Financial Statements.

58	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Foreign Agency Obligations
Peruvian Government International Bond,
7.13%, 3/30/19	$1,900	$2,185,000
Poland Government International Bond,
6.38%, 7/15/19	5,300	5,764,720
Republic of Korea,
7.13%, 4/16/19(e)	3,800	4,355,560
Republic of Turkey,
7.50%, 11/07/19	2,000	2,255,000
Russian Foreign Bond — Eurobond,
7.50%, 3/31/30(d)	1,692	1,909,845
South Africa Government International Bond,
6.88%, 5/27/19	2,100	2,357,250

Total Foreign Agency Obligations — 2.0%		32,576,473

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.4%
Citicorp Mortgage Securities, Inc.:
Series 2006-1 Class 2A1,
5.00%, 2/25/21(c)	2,648	2,595,153
Series 2007-4 Class 2A1,
5.50%, 5/25/22	1,768	1,604,851
Countrywide Home Loan Mortgage Pass Through Trust:
Series 2004-13 Class 1A1,
5.50%, 8/25/34	4,956	4,954,618
Series 2005-HYB8 Class 4A1,
5.49%, 12/20/35(a)	7,522	5,696,432
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AR3 Class A3,
0.32%, 8/25/36(a)	931	914,575
Residential Asset Securitization Trust, Series 2004-A6 Class A1,
5.00%, 8/25/19	1,959	1,851,517
WaMu Mortgage Pass Through Certificates, Series 2005-AR17 Class A1B1,
0.48%, 12/25/45(a)	2,548	2,484,878
Wells Fargo Mortgage Backed Securities Trust, Series 2006-1 Class A3,
5.00%, 3/25/21	3,362	3,177,024

		23,279,048

Commercial Mortgage-Backed Securities — 5.9%
Banc of America Commercial Mortgage, Inc.:
Series 2004-5 Class A2,
4.18%, 11/10/41	70	70,253
Series 2006-2 Class A4,
5.74%, 5/10/45(a)	3,245	3,188,949
Citigroup Commercial Mortgage Trust, Series 2008-C7 Class A4,
6.09%, 12/10/49(a)	2,500	2,244,858
Citigroup Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2 Class A1,
5.30%, 1/15/46	2,993	3,035,039
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2001-CF2 Class A4,
6.51%, 2/15/34	4,862	5,013,016
Series 2001-CK3 Class A4,
6.53%, 6/15/34	4,920	5,112,470
CW Capital Cobalt Ltd., Series 2006-C1 Class A4,
5.22%, 8/15/48	6,000	5,232,332
First Union National Bank Commercial Mortgage, Series 2000-C2 Class A2,
7.20%, 10/15/32	2,589	2,645,979
GE Capital Commercial Mortgage Corp., Series 2007-C1 Class A2,
5.42%, 12/10/49	1,945	1,958,029
GMAC Commercial Mortgage Securities, Inc., Series 2000-C3 Class A2,
6.96%, 9/15/35	5,698	5,862,533
Greenwich Capital Commercial Funding Corp., Series 2005-GG5 Class A5,
5.22%, 4/10/37(a)	1,000	947,210
GS Mortgage Securities Corp. II, Series 2006-GG6 Class A1,
5.42%, 4/10/38	2,230	2,250,431
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-CIB3 Class A2,
6.04%, 11/15/35	1,799	1,840,763
Series 2004-CBX Class A3,
4.18%, 1/12/37	2,306	2,303,773
Series 2005-CB12 Class A3A1,
4.82%, 9/12/37	6,500	6,525,340
Series 2007-CB19 Class A3,
5.75%, 2/12/49(a)	4,300	4,039,136
Series 2007-LDPX Class A1S,
4.93%, 1/15/49	9,863	9,964,578
LB-UBS Commercial Mortgage Trust:
Series 2006-C1 Class A4,
5.16%, 2/15/31	2,800	2,710,602
Series 2006-C7 Class A2,
5.30%, 11/15/38	6,600	6,710,516
Series 2007-C6 Class A4,
5.86%, 7/15/40(a)	5,700	4,813,040
Merrill Lynch Countrywide Commercial Mortgage Trust:
Series 2006-1 Class A2,
5.44%, 2/12/39(a)	5,000	5,074,359
Series 2006-3 Class A1,
4.71%, 7/12/46(a)	1,400	1,421,938
Merrill Lynch Mortgage Trust:
Series 2006-C1 Class A1,
5.53%, 5/12/39(a)	3,056	3,103,183
Series 2006-C2 Class A1,
5.60%, 8/12/43	1,504	1,529,206
PNC Mortgage Acceptance Corp., Series 2000-C2 Class A2,
7.30%, 10/12/33	3,554	3,628,656
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23 Class A5,
5.42%, 1/15/45(a)	5,700	5,445,629

		96,671,818

Total Non-Agency Mortgage-Backed Securities — 7.3%		119,950,866

U.S. Government Sponsored Agency Securities
Agency Obligations — 2.7%
Fannie Mae:
1.75%, 8/10/12(e)	19,000	18,996,181
4.38%, 10/15/15	5,000	5,319,210
Freddie Mac,
2.13%, 9/21/12(e)	18,900	19,101,020

		43,416,411

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	59

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
U.S. Government Sponsored Agency Securities
Interest Only Collateralized Mortgage Obligations — 0.0%
Freddie Mac Mortgage-Backed Securities:
Series 2949 Class BI, 5.50%, 3/15/25	$335	$2,604
Series 2960 Class IO, 5.50%, 5/15/24	157	28
Series 2989 Class WI, 5.50%, 5/15/29	1,494	86,729
Series 3003 Class BI, 5.00%, 12/15/34	995	51,523
Series 3016 Class PI, 5.50%, 5/15/29	554	21,899

		162,783

Mortgage-Backed Securities — 38.2%
Fannie Mae Mortgage-Backed Securities:
2.87%, 8/01/33	3,807	3,919,132
2.92%, 5/01/33(a)	5,822	5,980,309
4.00%, 1/01/25 – 1/01/40(f)	25,000	24,512,031
4.01%, 1/01/35(a)	2,734	2,808,596
4.50%, 1/01/25 – 1/01/40(f)	44,000	44,190,313
5.00%, 1/01/18 – 3/01/34	69,270	71,675,484
5.08%, 4/01/37(a)	1,391	1,452,554
5.11%, 1/01/36(a)	2,967	3,107,225
5.50%, 9/01/19 – 12/01/36	73,982	77,882,292
6.00%, 11/01/22 – 1/01/40(c)(f)	48,374	51,338,613
6.50%, 7/01/32 – 1/01/40(f)	27,283	29,439,567
Freddie Mac Mortgage-Backed Securities:
2.59%, 10/01/33(a)	2,239	2,294,473
4.00%, 1/01/25 – 1/01/40(f)	15,000	14,756,406
4.50%, 8/01/20 – 1/01/40(f)	53,369	53,813,990
4.61%, 4/01/38(a)	14,228	14,787,800
5.00%, 10/01/20 – 1/01/40(f)	49,168	50,681,706
5.50%, 12/01/27 – 1/01/40(c)(f)	44,794	47,044,755
6.00%, 12/01/28 – 1/01/40(f)	27,212	28,963,708
6.33%, 11/01/36(a)	7,907	8,385,215
6.50%, 5/01/21 – 1/01/36	5,459	5,890,425
Ginnie Mae Mortgage-Backed Securities:
4.50%, 7/15/39 – 1/01/40(f)	18,842	18,880,980
5.00%, 9/15/39 – 1/01/40(f)	22,937	23,611,953
5.50%, 6/15/34 – 1/01/40(f)	21,223	22,239,420
6.00%, 1/01/40(f)	16,000	16,905,000

		624,561,947

Total U.S. Government Sponsored Agency Securities — 40.9%		668,141,141

U.S. Treasury Obligations
U.S. Treasury Bond,
6.13%, 8/15/29(g)	700	840,438
U.S. Treasury Inflation Indexed Note,
1.25%, 4/15/14	94,994	98,177,736
U.S. Treasury Note,
4.00%, 2/15/14(g)	1,350	1,443,551

Total U.S. Treasury Obligations — 6.2%		100,461,725

Total Long-Term Investments (Cost — $1,577,581,724) — 99.3%		1,621,820,679

	Shares	Value
Money Market Funds
BlackRock Cash Funds: Institutional, SL Agency Shares,	337,863,503	337,863,503
0.19%(h)(i)(j)
BlackRock Cash Funds: Prime, SL Agency Shares,
0.17% (h)(i)(j)	9,006,982	9,006,982

Total Money Market Funds (Cost — $346,870,485) — 21.2%		346,870,485

Total Investments (Cost — $1,924,452,209*) — 120.5%		1,968,691,164
Liabilities in Excess of Other Assets — (20.5)%		(334,731,054)

Net Assets — 100.0%		$1,633,960,110

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,924,509,065

Gross unrealized appreciation	$44,182,099
Gross unrealized depreciation	—

Net unrealized appreciation	$44,182,099

See Notes to Financial Statements.

60	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is valued in accordance with the Master Portfolio’s fair valuation policy.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the effective yield at the time of purchase.

(e)	All or a portion of this security is on loan.

(f)	Represents or includes a “to-be-announced” (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Depreciation
BNP Paribas	$34,912,500	$(481,250)
Credit Suisse Securities LLC	$22,100,000	$(162,891)
Deutsche Bank Securities, Inc.	$31,837,500	$(172,734)
Goldman Sachs & Co.	$29,929,531	$(274,050)
JPMorgan Securities, Ltd.	$73,353,906	$(705,453)
Morgan Stanley Capital Services, Inc.	$34,670,313	$(359,950)
UBS Securities LLC	$29,877,188	$(291,797)

(g)	All or a portion of this security has been pledged as collateral in connection with open financial futures contracts.

(h)	Represents the seven-day yield as of report date.

(i)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Cash Funds: Institutional	$167,930,106	$798,035
BlackRock Cash Funds: Prime	$2,563,665	$13,947

(j)	All or a portion of this security was purchased with the cash collateral from securities loaned.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of December 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Depreciation
1,409	5-Year U.S. Treasury Notes	Chicago	March 2010	$161,165,384	$(2,488,108)
53	10-Year U.S. Treasury Notes	Chicago	March 2010	$6,119,016	(112)
637	30-Year U.S. Treasury Bond	Chicago	March 2010	$73,493,875	(2,929,007)

Total					$(5,417,227)

•	Financial futures contracts sold as of December 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation
1,268	2-Year U.S. Treasury Notes	Chicago	March 2010	$(274,224,814)	$1,601,450

•	Credit default swaps on single-name issues — buy protection outstanding as of December 31, 2009 were as follows:

Issuer	Pay Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)
General Electric Capital Corp.	3.25%	Deutsche Bank AG	December 2013	$4,000	$244,571
SLM Corp.	5.00%	JPMorgan Chase Bank NA	December 2013	$900	(2,910)

Total					$241,661

•	Credit default swaps on single-name issues — sold protection outstanding as of December 31, 2009 were as follows:

Issuer	Received Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
Con-Way Inc.	0.65%	JPMorgan Chase Bank NA	January 2010	BBB-	$2,500	$39,178
Con-Way Inc.	0.71%	JPMorgan Chase Bank NA	January 2010	BBB-	$1,250	19,550
Bank of America Corp.	6.80%	Deutsche Bank AG	June 2014	A-	$1,500	(328,138)

Total						$(269,410)

1	Using Standard & Poor’s ratings.

2	The maximum potential amount the Master Portfolio may be required to pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•	Credit default swaps on traded indexes — buy protection outstanding as of December 31, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation
Dow Jones CDX North America Investment Grade	1.00%	JPMorgan Chase Bank NA	January 2010	$32,000	$232,845

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	61

Schedule of Investments (concluded)	CoreAlpha Bond Master Portfolio

•	Credit default swaps on traded indexes — sold protection outstanding as of December 31, 2009 were as follows:

Issuer	Received Fixed Rate	Counterparty	Expiration	Credit Rating[3]	Notional Amount (000)[4]	Unrealized Depreciation
Dow Jones CDX North America Investment Grade	1.00%	JPMorgan Chase Bank NA	June 2014	BBB+	$29,760	$(235,819)
Dow Jones CDX North America Investment Grade	1.00%	Morgan Stanley Capital Services, Inc.	December 2014	BBB+	$23,500	(170,995)

Total						$(406,814)

3	Using Standard & Poor’s weighted average rating of the underlying securities in the index.

4	The maximum potential amount the Master Portfolio may be required to pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1
Money Market Funds	$346,870,485

Level 2
Long-Term Investments:
Asset-Backed Securities	149,827,458
Capital Trusts	14,263,364
Corporate Bonds	527,768,207
Foreign Agency Obligations	32,576,473
Non-Agency Mortgage-Backed Securities	117,355,713
U.S. Government Sponsored Agency Securities	646,499,496
U.S. Treasury Obligations	100,461,725

Total Level 2	1,588,752,436

Level 3
Long-Term Investments:
Asset-Backed Securities	8,831,446
Non-Agency Mortgage-Backed Securities	2,595,153
U.S. Government Sponsored Agency Securities	21,641,644

Total Level 3	33,068,243

Total	$1,968,691,164

Valuation Inputs	Other Financial Instruments[1]
	Assets	Liabilities
Level 1	$1,601,450	$(5,417,227)
Level 2	536,144	(737,862)
Level 3	—	—

Total	$2,137,594	$(6,155,089)

1	Other financial instruments are swaps and financial futures contracts which are shown at the unrealized appreciation/depreciation on the financial instrument.

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

	Asset-Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Mortgage- Backed Securities	Total
Balance, as of December 31, 2008	$2,668,170	$21,774,832	$2,531,250	—	$26,974,252
Accrued discounts/premiums	—	30	—	—	30
Realized gain (loss)	47,648	1,616,567	114,375	$(40,576)	1,738,014
Change in unrealized appreciation (depreciation)[2]	11,603	16,551	—	12,889	41,043
Net purchases (sales)	8,772,195	(9,293,623)	(2,441,875)	21,669,331	18,706,028
Net transfers in/out of Level 3	(2,668,170)	(11,519,204)	(203,750)	—	(14,391,124)

Balance, as of December 31, 2009	$8,831,446	$2,595,153	—	$21,641,644	$33,068,243

2	Included in the related net change of unrealized appreciation/depreciation on the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at December 31, 2009 was $41,043.

See Notes to Financial Statements.

62	ANNUAL REPORT	DECEMBER 31, 2009

Statements of Assets and Liabilities	Master Investment Portfolio

December 31, 2009	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio
Assets
Investments at value - affiliated[1,2]	$433,900,809	$890,907,736	$829,747,333	$736,606,176	$29,687,893
Investments at value - affiliated Master Portfolios	828,655,660	1,146,000,198	850,128,562	627,282,173	20,346,631
Contributions receivable from investors	7,886,584	15,000,000	7,393,987	3,044,006	40,057
Investments sold receivable	5,856,680	16,567,895	7,173,901	4,877,532	322,154
Dividends receivable	249,581	242,696	119,551	46,057	682
Securities lending income receivable	31,711	65,174	60,501	48,788	1,719
Interest receivable	21	40	29	26	2
Receivable from investment advisor	—	—	—	—	271

Total assets	1,276,581,046	2,068,783,739	1,694,623,864	1,371,904,758	50,399,409

Liabilities
Collateral at value - securities loaned	98,719,418	254,504,146	246,259,392	226,999,086	9,299,740
Investments purchased payable	9,617,884	20,564,924	9,876,047	7,805,140	630,434
Withdrawals payable to investors	2,900,000	14,000,378	5,200,022	3,400,000	292,000
Investment advisory fees payable	23,128	28,312	19,015	12,804	—
Professional fees payable	13,776	13,158	13,069	13,042	12,790

Total liabilities	111,274,206	289,110,918	261,367,545	238,230,072	10,234,964

Net Assets	$1,165,306,840	$1,779,672,821	$1,433,256,319	$1,133,674,686	$40,164,445

Net Assets Consist of
Investors’ capital	$1,092,352,239	$1,665,477,029	$1,334,299,098	$1,060,003,958	$35,049,829
Net unrealized appreciation/depreciation	72,954,601	114,195,792	98,957,221	73,670,728	5,114,616

Net Assets	$1,165,306,840	$1,779,672,821	$1,433,256,319	$1,133,674,686	$40,164,445

1 Investments at cost - affiliated	$403,104,865	$849,280,416	$796,089,237	$719,111,946	$26,304,129

2 Securities loaned at value	$95,839,312	$247,469,142	$239,247,272	$220,442,794	$9,042,142

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	63

Statements of Assets and Liabilities (concluded)	Master Investment Portfolio

December 31, 2009	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
Assets
Investments at value - unaffiliated[1,2]	$1,777,472,661	$1,621,820,679
Investments at value - affiliated[3]	242,405,241	346,870,485
Investments sold receivable	117,473,945	774,892
Dividends receivable	1,626,170	—
Securities lending income receivable	46,387	54,912
Interest receivable.	222	11,431,282
Due from broker - swaps collateral	—	230,000
Collateral for open futures contracts	—	2,203,000

Total assets	2,139,024,626	1,983,385,250

Liabilities
Collateral at value - securities loaned	202,149,573	64,384,216
Investments purchased payable	97,543,943	283,713,753
Due to broker - swaps collateral	—	200,026
Credit default swaps at fair value[4]	—	201,718
Investment advisory fees payable	307,427	345,527
Administration fees payable	150,439	132,368
Professional fees payable	21,026	28,147
Margin variation payable	397,999	419,385
Foreign taxes payable	1,105	—

Total liabilities	300,571,512	349,425,140

Net Assets	$1,838,453,114	$1,633,960,110

Net Assets Consist of
Investors’ capital	$1,640,742,085	$1,593,764,685
Net unrealized appreciation/depreciation	197,711,029	40,195,425

Net Assets	$1,838,453,114	$1,633,960,110

1 Investments at cost - unaffiliated	$1,579,994,720	$1,577,581,724

2 Securities loaned at value	$194,727,374	$62,439,202

3 Investments at cost - affiliated	$242,405,241	$346,870,485

4 Includes premiums paid and received in the amount of $532,215 and $492,424, respectively, for the CoreAlpha Bond Master Portfolio.

See Notes to Financial Statements.

64	ANNUAL REPORT	DECEMBER 31, 2009

Statements of Operations	Master Investment Portfolio

Year Ended December 31, 2009	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio
Investment Income
Dividends - affiliated	$3,958,805	$15,508,890	$14,709,448	$12,980,686	$378,379
Securities lending - affiliated	76,604	329,129	299,495	268,359	4,454
Income - affiliated	4,545	15,586	13,270	11,254	819
Dividends - miscellaneous	(1,782)	(5,617)	(2,781)	(4,375)	—
Net investment income allocated from the Master Portfolios:
Dividends	1,456,758	9,560,595	9,426,031	8,565,971	197,693
Interest	8,904,338	22,553,882	11,216,954	4,515,512	15,107
Expenses[1]	(890,538)	(2,957,638)	(2,096,595)	(1,483,462)	(29,456)

Total income	13,508,730	45,004,827	33,565,822	24,853,945	566,996

Expenses
Investment advisory	1,299,728	4,968,962	3,929,877	3,068,744	69,551
Professional	14,599	17,148	16,193	15,429	12,786
Independent Trustees	2,530	11,894	9,230	7,104	—

Total expenses	1,316,857	4,998,004	3,955,300	3,091,277	82,337
Less expense reductions	(1,229,875)	(4,745,891)	(3,792,442)	(2,989,667)	(79,916)

Total expenses after expense reductions	86,982	252,113	162,858	101,610	2,421

Net investment income	13,421,748	44,752,714	33,402,964	24,752,335	564,575

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	26,036	246,793	79,315	71,791	—
Investments - affiliated	(8,992,425)	(52,377,958)	(49,347,738)	(35,493,556)	(701,422)
Allocations from the Master Portfolios from investments, financial futures contracts and swaps	(1,777,143)	(67,433,164)	(72,058,209)	(67,495,111)	546,833

	(10,743,532)	(119,564,329)	(121,326,632)	(102,916,876)	(154,589)

Net change in unrealized appreciation/depreciation on:
Investments - affiliated	48,010,619	188,303,507	183,941,740	157,623,901	4,218,014
Allocated from the Master Portfolios	56,456,067	196,720,090	185,426,729	162,428,519	2,259,726

	104,466,686	385,023,597	369,368,469	320,052,420	6,477,740

Total realized and unrealized gain	93,723,154	265,459,268	248,041,837	217,135,544	6,323,151

Net Increase in Net Assets Resulting from Operations	$107,144,902	$310,211,982	$281,444,801	$241,887,879	$6,887,726

1 Net of fee reductions	$42,960	$242,685	$232,503	$207,838	$5,045

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	65

Statements of Operations (concluded)	Master Investment Portfolio

Year Ended December 31, 2009	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
Investment Income
Dividends	$32,168,660	—
Securities lending - affiliated	1,109,127	$99,696
Income - affiliated	118,826	712,286
Interest	6,796	60,786,669

Total income	33,403,409	61,598,651

Expenses
Investment advisory	3,644,578	3,291,363
Administration	1,457,831	1,316,545
Professional	25,109	31,864
Independent Trustees	12,103	11,088

Total expenses excluding interest expense	5,139,621	4,650,860
Interest expense	—	6,213

Total expenses	5,139,621	4,657,073

Less expense reductions	(766,138)	(42,952)
Total expenses after expense reductions	4,373,483	4,614,121

Net investment income	29,029,926	56,984,530

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(271,303,798)	18,074,272
Financial futures contracts and swaps	8,773,230	14,053,409

	(262,530,568)	32,127,681

Net change in unrealized appreciation/depreciation on:
Investments	594,467,337	72,533,289
Financial futures contracts and swaps	(146,225)	(17,393,509)

	594,321,112	55,139,780

Total realized and unrealized gain	331,790,544	87,267,461

Net Increase in Net Assets Resulting from Operations	$360,820,470	$144,251,991

See Notes to Financial Statements.

66	ANNUAL REPORT	DECEMBER 31, 2009

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Retirement Master Portfolio		LifePath 2020 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2009	2008	2009	2008
Operations
Net investment income	$13,421,748	$11,626,514	$44,752,714	$50,433,715
Net realized loss	(10,743,532)	(14,187,053)	(119,564,329)	(98,148,224)
Net change in unrealized appreciation/depreciation	104,466,686	(44,596,915)	385,023,597	(381,110,283)

Net increase (decrease) in net assets resulting from operations	107,144,902	(47,157,454)	310,211,982	(428,824,792)

Capital Transactions
Proceeds from contributions	155,214,316	123,355,314	450,201,397	466,911,021
Proceeds from contributions in connection with the acquisition	746,169,381	—	—	—
Value of withdrawals	(96,825,377)	(154,327,624)	(226,411,370)	(620,303,397)

Net increase (decrease) in net assets derived from capital transactions	804,558,320	(30,972,310)	223,790,027	(153,392,376)

Net Assets
Total increase (decrease) in net assets	911,703,222	(78,129,764)	534,002,009	(582,217,168)
Beginning of year	253,603,618	331,733,382	1,245,670,812	1,827,887,980

End of year	$1,165,306,840	$253,603,618	$1,779,672,821	$1,245,670,812

	LifePath 2030 Master Portfolio		LifePath 2040 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2009	2008	2009	2008
Operations
Net investment income	$33,402,964	$34,121,231	$24,752,335	$22,769,576
Net realized loss	(121,326,632)	(98,691,682)	(102,916,876)	(90,735,051)
Net change in unrealized appreciation/depreciation	369,368,469	(353,104,158)	320,052,420	(302,802,465)

Net increase (decrease) in net assets resulting from operations	281,444,801	(417,674,609)	241,887,879	(370,767,940)

Capital Transactions
Proceeds from contributions	367,341,745	401,789,907	303,439,581	353,484,261
Value of withdrawals	(167,711,261)	(425,112,568)	(132,192,111)	(285,117,887)

Net increase (decrease) in net assets derived from capital transactions	199,630,484	(23,322,661)	171,247,470	68,366,374

Net Assets
Total increase (decrease) in net assets	481,075,285	(440,997,270)	413,135,349	(302,401,566)
Beginning of year	952,181,034	1,393,178,304	720,539,337	1,022,940,903

End of year	$1,433,256,319	$952,181,034	$1,133,674,686	$720,539,337

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	67

Statements of Changes in Net Assets (concluded)	Master Investment Portfolio

	LifePath 2050 Master Portfolio
Increase (Decrease) in Net Assets:	Year Ended December 31, 2009	Period June 30, 2008[1] to December 31, 2008
Operations
Net investment income	$564,575	$66,878
Net realized loss	(154,589)	(235,891)
Net change in unrealized appreciation/depreciation	6,477,740	(1,363,124)

Net increase (decrease) in net assets resulting from operations	6,887,726	(1,532,137)

Capital Transactions
Proceeds from contributions	29,450,394	8,619,796
Value of withdrawals	(3,068,975)	(192,359)

Net increase in net assets derived from capital transactions	26,381,419	8,427,437

Net Assets
Total increase in net assets	33,269,145	6,895,300
Beginning of period	6,895,300	—

End of period	$40,164,445	$6,895,300

1	Commencement of operations.

	Active Stock Master Portfolio		CoreAlpha Bond Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2009	2008	2009	2008
Operations
Net investment income	$29,029,926	$32,369,505	$56,984,530	$62,784,467
Net realized gain (loss)	(262,530,568)	(256,059,676)	32,127,681	(4,838,876)
Net change in unrealized appreciation/depreciation	594,321,112	(471,381,523)	55,139,780	(18,428,398)

Net increase (decrease) in net assets resulting from operations	360,820,470	(695,071,694)	144,251,991	39,517,193

Capital Transactions
Proceeds from contributions	545,050,021	459,317,337	1,003,192,608	383,150,603
Value of withdrawals	(318,404,191)	(598,773,276)	(629,387,020)	(786,653,367)

Net increase (decrease) in net assets derived from capital transactions	226,645,830	(139,455,939)	373,805,588	(403,502,764)

Net Assets
Total increase (decrease) in net assets	587,466,300	(834,527,633)	518,057,579	(363,985,571)
Beginning of year	1,250,986,814	2,085,514,447	1,115,902,531	1,479,888,102

End of year	$1,838,453,114	$1,250,986,814	$1,633,960,110	$1,115,902,531

See Notes to Financial Statements.

68	ANNUAL REPORT	DECEMBER 31, 2009

Financial Highlights	Master Investment Portfolio

	LifePath Retirement Master Portfolio
	Year Ended December 31,
	2009	2008	2007	2006	2005
Total Investment Return
Total investment return	18.75%	(14.54)%	5.00%	9.30%	4.82%

Ratios to Average Net Assets
Total expenses[1]	0.59%	0.61%	0.61%	0.61%	0.65%

Total expenses after expense reductions[1]	0.26%	0.27%	0.27%	0.28%	0.31%

Net investment income[2]	3.61%	3.81%	3.87%	3.80%	3.24%

Supplemental Data
Net assets, end of year (000)	$1,165,307	$253,604	$331,733	$260,279	$230,665

Portfolio turnover	6%[3]	11%	6%	10%	11%

	LifePath 2020 Master Portfolio
	Year Ended December 31,
	2009	2008	2007	2006	2005
Total Investment Return
Total investment return	23.21%	(24.92)%	3.84%	13.51%	7.04%

Ratios to Average Net Assets
Total expenses[1]	0.58%	0.57%	0.58%	0.58%	0.62%

Total expenses after expense reductions[1]	0.23%	0.23%	0.25%	0.25%	0.28%

Net investment income[2]	3.15%	3.18%	3.01%	2.91%	2.53%

Supplemental Data
Net assets, end of year (000)	$1,779,673	$1,245,671	$1,827,888	$1,391,153	$1,065,090

Portfolio turnover	6%	13%	7%	16%	17%

1	Includes the LifePath Master Portfolio’s pro rata portion of net advisory and net administration fees from the Active Stock and CoreAlpha Bond Master Portfolios only and does not reflect any expenses incurred indirectly as a result of investments in the BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

2	Includes the LifePath Master Portfolio’s share of the allocated net investment income (loss) from the Active Stock and CoreAlpha Bond Master Portfolios.

3	Excludes in-kind contribution of portfolio securities received in a tax-free reorganization on November 20, 2009.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	69

Financial Highlights (continued)	Master Investment Portfolio

	LifePath 2030 Master Portfolio
	Year Ended December 31,
	2009	2008	2007	2006	2005
Total Investment Return
Total investment return	26.27%	(30.53)%	3.14%	15.62%	8.13%

Ratios to Average Net Assets
Total expenses[1]	0.56%	0.55%	0.57%	0.57%	0.60%

Total expenses after expense reductions[1]	0.20%	0.21%	0.23%	0.24%	0.26%

Net investment income[2]	2.97%	2.82%	2.57%	2.49%	2.22%

Supplemental Data
Net assets, end of year (000)	$1,433,256	$952,181	$1,393,178	$988,640	$676,745

Portfolio turnover	7%	13%	7%	22%	24%

	LifePath 2040 Master Portfolio
	Year Ended December 31,
	2009	2008	2007	2006	2005
Total Investment Return
Total investment return	28.58%	(34.90)%	2.53%	17.47%	8.74%

Ratios to Average Net Assets
Total expenses[1]	0.55%	0.53%	0.56%	0.56%	0.59%

Total expenses after expense reductions[1]	0.18%	0.19%	0.22%	0.23%	0.26%

Net investment income[2]	2.82%	2.52%	2.20%	2.17%	1.96%

Supplemental Data
Net assets, end of year (000)	$1,133,675	$720,539	$1,022,941	$708,267	$435,930

Portfolio turnover	6%	14%	8%	29%	38%

1	Includes the LifePath Master Portfolio’s pro rata portion of net advisory and net administration fees from the Active Stock and CoreAlpha Bond Master Portfolios only and does not reflect any expenses incurred indirectly as a result of investments in the BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

2	Includes the LifePath Master Portfolio’s share of the allocated net investment income (loss) from the Active Stock and CoreAlpha Bond Master Portfolios.

See Notes to Financial Statements.

70	ANNUAL REPORT	DECEMBER 31, 2009

Financial Highlights (continued)	Master Investment Portfolio

	LifePath 2050 Master Portfolio
	Year Ended December 31, 2009	Period June 30, 2008[1] to December 31, 2008
Total Investment Return
Total investment return	30.85%	(31.93)%[2]

Ratios to Average Net Assets
Total expenses[3]	0.59%	1.11%[4]

Total expenses after expense reductions[3]	0.16%	0.17%[4]

Net investment income[5]	2.84%	3.05%[4]

Supplemental Data
Net assets, end of period (000)	$40,164	$6,895

Portfolio turnover	12%	0%[6]

1	Commencement of operations.

2	Not annualized.

3	Includes the LifePath Master Portfolio’s pro rata portion of net advisory and net administration fees from the Active Stock and CoreAlpha Bond Master Portfolios only and does not reflect any expenses incurred indirectly as a result of investments in the BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

4	Annualized.

5	Includes the LifePath Master Portfolio’s share of the allocated net investment income (loss) from the Active Stock and CoreAlpha Bond Master Portfolios.

6	Rounds to less than 1%.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	71

Financial Highlights (concluded)	Master Investment Portfolio

	Active Stock Master Portfolio
	Year Ended December 31,
	2009	2008	2007	2006	2005
Total Investment Return
Total investment return	24.86%	(36.65)%	0.58%	15.65%	8.79%

Ratios to Average Net Assets
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%

Total expenses after expense reductions	0.30%	0.32%	0.34%	0.35%	0.35%

Net investment income	1.99%	1.96%	1.70%	1.64%	1.50%

Supplemental Data
Net assets, end of year (000)	$1,838,453	$1,250,987	$2,085,214	$1,561,940	$1,188,212

Portfolio turnover	149%	98%	80%	65%	54%

	CoreAlpha Bond Master Portfolio
	Year Ended December 31,
	2009	2008	2007	2006	2005
Total Investment Return
Total investment return	11.67%	3.62%	5.10%	4.36%	1.98%

Ratios to Average Net Assets
Total expenses	0.35%	0.36%	0.36%	0.36%	0.35%

Total expenses after expense reductions	0.35%	0.36%	0.35%	0.35%	0.35%

Net investment income	4.33%	4.47%	5.18%	5.11%	4.19%

Supplemental Data
Net assets, end of year (000)	$1,633,960	$1,115,903	$1,479,888	$1,082,468	$1,085,582

Portfolio turnover[1]	278%[2]	351%	466%	301%	270%

1	Includes TBA transactions.

2	Excluding TBA transactions, the portfolio turnover rate would have been 199%.

See Notes to Financial Statements.

72	ANNUAL REPORT	DECEMBER 31, 2009

Notes to Financial Statements	Master Investment Portfolio

1. Organization and Significant Accounting Policies:

Master Investment Portfolio (“MIP”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The financial statements and these accompanying notes relate to seven series of MIP: LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, LifePath 2050 Master Portfolio, Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio (each, a “Master Portfolio” and collectively, The “Master Portfolios”). The Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

Each of the LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, The “LifePath Master Portfolios”) seeks to achieve its investment objective by investing in a combination of equity securities, bond and money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive investment strategy. The Underlying Funds are advised by BlackRock Fund Advisors (“BFA”), and include the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, the BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

LifePath Master Portfolio Reorganization: On November 20, 2009, the LifePath Retirement Master Portfolio acquired all of the assets and liabilities of the LifePath 2010 Master Portfolio. The reorganization was pursuant to an Agreement and Plan of Reorganization, which was approved by the MIP Board of Trustees (the “Board”) on May 20, 2009. As a result of the tax-free reorganization, which included $52,522,637 of net unrealized appreciation, the LifePath Retirement Master Portfolio received an in-kind contribution of portfolio securities.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the LifePath Retirement Master Portfolio, the pro forma results of operations for the year ended December 31, 2009, are as follows:

•	Net investment income: $17,932,704

•	Net loss on investments: $(38,391,835)

•	Net decrease in net assets resulting from operations: $(20,459,131)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of LifePath 2010 Master Portfolio that have been included in LifePath Retirement Master Portfolio’s Statement of Operations since November 20, 2009.

The following is a summary of significant accounting policies followed by the Master Portfolios:

Valuation of Investments: Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides transactional pricing information are valued via independent pricing services generally at the exchange closing price. If an exchange closing price is not available, the last traded price for that day is used. If an equity security is traded on more than one exchange, the current market value of the security where it is primarily traded will be used. In the event there are no sales on the day of valuation, the last bid price, if available, will be used as the value of the security.

Fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Board. Certain fixed income investments including asset-backed and mortgage-related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of such security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services that make a valuation determination by securing transaction data, credit quality information, perceived market movements, news and other relevant information and by other methods. Short-term securities with 60 days or less remaining to maturity may be valued at amortized cost, which approximates fair value.

Financial futures contracts traded on exchanges are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service.

Shares of open-end investment companies are valued at net asset value. Shares of exchange-traded funds are valued at their most recent closing price on the exchange on which they are primarily traded.

When market quotations are not readily available or are believed by BFA to be unreliable, an investment is fair valued (“Fair Value Asset”) in accordance with the procedures approved by the Board. When determining the price for a Fair Value Asset, BFA seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations are based upon all available factors that the investment advisor deems relevant at the time of determination. The pricing of Fair Value Assets is subsequently reported to the Board.

ANNUAL REPORT	DECEMBER 31, 2009	73

Notes to Financial Statements (continued)	Master Investment Portfolio

The value of a LifePath Master Portfolio’s investment in each of the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that Master Portfolio. As of December 31, 2009, the interests of the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio held by each LifePath Master Portfolio were as follows:

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
LifePath Retirement Master Portfolio	12.02%	37.19%
LifePath 2020 Master Portfolio	29.56%	36.88%
LifePath 2030 Master Portfolio	29.77%	18.53%
LifePath 2040 Master Portfolio	27.56%	7.38%
LifePath 2050 Master Portfolio	1.09%	0.02%

Asset-Backed and Mortgage-Backed Securities: The CoreAlpha Bond Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interest in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease of interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The CoreAlpha Bond Master Portfolio may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”), including FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

The CoreAlpha Bond Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Multiple Class Pass-Through Securities: The CoreAlpha Bond Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by GNMA, U.S. government agencies or instrumentalities or by trusts formed by private obligators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”) and principal only (“POs”). IOs and POs are stripped mortgage-back securities representing interests in a pool of mortgages, the cash flow from which have been separated into interest and principal components. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Interest can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

TBA Dollar Rolls: The CoreAlpha Bond Master Portfolio may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Master Portfolio may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the

74	ANNUAL REPORT	DECEMBER 31, 2009

Notes to Financial Statements (continued)	Master Investment Portfolio

stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). The Master Portfolio accounts for TBA rolls as purchases and sales and realized gains and losses on these transactions. The Master Portfolio’s use of TBA rolls may cause the Master Portfolio to experience higher portfolio turnover and higher transaction costs. TBA dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolios segregate assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, swaps and financial futures contracts) or certain borrowings (e.g., reverse repurchase agreements), the Master Portfolios will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver or deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Master Portfolios amortize all premiums and discounts on debt securities.

Each LifePath Master Portfolio records daily its proportionate share of the Active Stock Master Portfolio’s and CoreAlpha Bond Master Portfolio’s income, expenses and realized and unrealized gains and losses.

Securities Lending: The Master Portfolios may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined daily and any additional required collateral is delivered to the Master Portfolios. The Master Portfolios typically receive income on loaned securities but do not receive income on the collateral. The Master Portfolios may invest the cash collateral and retain the income earned from the investment of the cash collateral, net of any amount rebated to the borrower and fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolios could experience delays and costs in gaining access to the collateral. The Master Portfolios also could suffer a loss if the value of an investment purchased with the cash collateral falls below the value of the original cash collateral received.

Income Taxes: Each Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. However, each interestholder in such a Master Portfolio will be taxed on its distributive share of the Master Portfolio’s taxable income in determining its federal income tax liability. It is intended that each Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code. Under any applicable foreign tax laws, a withholding tax may be imposed on the interest, dividends and capital gains at various rates.

Each Master Portfolio files U.S. federal and state tax returns. No income tax returns are currently under examination. The statute of limitations on each Master Portfolio’s U.S. federal tax returns remains open for the years ended December 31, 2006 through December 31, 2009.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Master Portfolios’ financial statements and disclosures, if any, is currently being assessed.
In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using

ANNUAL REPORT	DECEMBER 31, 2009	75

Notes to Financial Statements (continued)	Master Investment Portfolio

significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Master Portfolios’ financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several master portfolios are pro-rated among those master portfolios on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Master Portfolios may engage in various portfolio strategies both to increase the returns of the Master Portfolios and to economically hedge, or protect, their exposure to certain risks such as credit risk and interest rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. To the extent amounts due to a Master Portfolio from its counterparty are not fully collateralized contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. The Master Portfolio’s maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregated unrealized gain in excess of any collateral pledge by the counterparty to the Master Portfolio. Counterparty risk related to exchange-traded financial futures contracts is minimal because of protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Master Portfolios may purchase or sell financial futures contracts to gain exposure to, or economically hedge against changes in the value of interest rates (interest rate risk) or equity prices (equity price risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as margin variation and are recognized by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of the financial futures contracts, interest rates and the underlying assets.

Swaps: The CoreAlpha Bond Master Portfolio may enter into swap agreements, in which the Master Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Master Portfolio are recorded in the Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Master Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market value associated with these transactions.

•

Credit default swaps — The Master Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Master Portfolio enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Master Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the securities or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

76	ANNUAL REPORT	DECEMBER 31, 2009

Notes to Financial Statements (continued)	Master Investment Portfolio

•

Interest rate swaps — The Master Portfolio may enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time.

Derivative Instruments categorized by Risk Exposure:

Value of Derivative Instruments as of December 31, 2009

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Active Stock Master Portfolio
Equity contracts*	Margin variation receivable	—	Margin variation payable	$397,999

CoreAlpha Bond Master Portfolio
Interest rate contracts*	Margin variation receivable	—	Margin variation payable	$419,385
Credit contracts	Credit default swaps at fair value	$536,144	Credit default swaps at fair value	737,862

Total		$536,144		$1,157,247

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations

Year Ended December 31, 2009

	Net Realized Gain (Loss) From
	Financial Futures Contracts	Swaps	Total
Active Stock Master Portfolio
Equity contracts	$8,773,230	—	$8,773,230

CoreAlpha Bond Master Portfolio
Interest rate contracts	$(1,665,666)	$12,181,675	$10,516,009
Credit contracts	—	3,537,400	3,537,400

Total	$(1,665,666)	$15,719,075	$14,053,409

	Net change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Swaps	Total
Active Stock Master Portfolio
Equity contracts	$(146,225)	—	$(146,225)

CoreAlpha Bond Master Portfolio
Interest rate contracts	$(3,721,306)	$(10,980,249)	$(14,701,555)
Credit contracts	—	(2,691,954)	(2,691,954)

Total	$(3,721,306)	$(13,672,203)	$(17,393,509)

ANNUAL REPORT	DECEMBER 31, 2009	77

Notes to Financial Statements (continued)	Master Investment Portfolio

For the year ended December 31, 2009, the average derivative activity, which is indicative of the year’s activity, was as follows:

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
Futures:
Average contracts	633	3,230

Average notional value	$30,705,474	$420,590,397

Credit default swaps:
Average positions	—	9

Average notional value	—	$93,992,315

Interest rate swaps:
Average positions	—	2

Average notional value	—	$50,000,000

3. Investment Advisory Agreement and Other Transactions with Affiliates:

On December 1, 2009, Barclays PLC (“Barclays”) completed the sale of its interest in Barclays Global Investors, N.A. (“BGI”) and affiliated companies to BlackRock, Inc. (“BlackRock”) (the “Transaction”). BGI was renamed BlackRock Institutional Trust Company, N.A. (“BTC”) and is a wholly-owned subsidiary of BlackRock.

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

Under the 1940 Act and upon completion of the Transaction on December 1, 2009, MIP’s investment advisory agreement with Barclays Global Fund Advisors (“BGFA”) was automatically terminated. The Board and investors of the Master Portfolios approved a new investment advisory agreement with BFA (formerly BGFA). The investment advisory fee rate for each Master Portfolio remained the same after the Transaction.

Pursuant to the investment advisory agreement with MIP, BFA is responsible for the management of each Master Portfolio’s investments and provides the necessary personnel, facilities and equipment to provide such services to the Master Portfolios. BFA is entitled to receive an annual investment advisory fee of 0.35% of the average daily net assets of each of the LifePath Master Portfolios and 0.25% of the average daily net assets of each of the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, as compensation for investment advisory services.

The fees and expenses of the Master Portfolios’ trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios.

BFA has contractually agreed to waive investment advisory fees charged to the LifePath Master Portfolios in an amount equal to advisory fees and administration fees, if any, charged to the Underlying Funds in which they invest. BFA has also contractually agreed to cap the expenses of the LifePath Master Portfolios at the rate at which the LifePath Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the LifePath Master Portfolios in an amount equal to the independent expenses. These contractual waivers/credits are effective through December 1, 2011. The amounts of the waivers and offsetting credits are shown as expense reductions in the Statements of Operations.

MIP has entered into an administration services arrangement with BTC, which has agreed to provide general administration services. BTC may delegate certain of its administration duties to sub-administrators.

BTC is not entitled to compensation for providing administration services to the LifePath Master Portfolios, for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the LifePath Master Portfolios, or BTC (or an affiliate) receives investment advisory fees from the LifePath Master Portfolios.

BTC is entitled to receive a monthly fee for administration services from the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio at an annual rate of 0.10% of their respective average daily net assets. BFA has agreed to bear all costs of each of these Master Portfolios, excluding generally, investment advisory fees, administration fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by each of these Master Portfolios.

With respect to the independent expenses discussed above, BTC has contractually agreed to provide an offsetting credit against the administration fees paid by the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio in an amount equal to the independent expenses, through December 1, 2011. BTC has also voluntarily waived a portion of its administration fees paid by the Active Stock Master Portfolio in an amount sufficient to maintain the advisory fees payable by each of the LifePath Master Portfolios at an annual rate of 0.35% of the average daily net assets. This arrangement is voluntary and may be terminated by BTC at any time. The amounts of the waiver and offsetting credits are shown as expense reductions in the Statements of Operations.

78	ANNUAL REPORT	DECEMBER 31, 2009

Notes to Financial Statements (concluded)	Master Investment Portfolio

Pursuant to an exemptive order issued by the SEC, each Master Portfolio has retained BTC as the securities lending agent for a fee based on a share of the net returns on the investment of cash collateral. BTC may, on behalf of a Master Portfolio, invest cash collateral received by the Master Portfolio for such loan, among other things, in a private investment company managed by BTC or its registered money market funds advised by BTC or its affiliates. BTC has voluntarily agreed to waive its fees for the period from December 1, 2009 through June 1, 2010. For the period from December 1, 2009 through December 31, 2009, BTC’s share of the securities lending income was earned by the Master Portfolios. The share of the income earned by the Master Portfolios is shown as securities lending — affiliated on the Statements of Operations. For the years ended December 31, 2009 and 2008, BTC received the following amounts in securities lending agent fees:

	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio
2009	$41,751	$258,879	$234,833
2008	$135,628	$1,017,245	$879,025

		LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio
2009		$214,443	$2,793
2008		$755,421	$354

		Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
2009		$1,053,764	$88,633
2008		$782,395	$531,636

Each Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income — affiliated in the Statements of Operations.

Cross trades for the year ended December 31, 2009, if any, were executed by the Master Portfolios pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

For the year ended December 31, 2009, purchases and sales of investments including paydowns, mortgage dollar rolls and TBA transactions and excluding short-term securities and U.S. government securities, were as follows:

	Purchases	Sales
LifePath Retirement Master Portfolio	$27,316,209	$25,314,992
LifePath 2020 Master Portfolio	$121,390,347	$89,634,833
LifePath 2030 Master Portfolio	$118,370,903	$74,001,381
LifePath 2040 Master Portfolio	$100,539,721	$48,154,256
LifePath 2050 Master Portfolio	$15,224,857	$2,358,203
Active Stock Master Portfolio	$2,343,168,358	$2,116,815,256
CoreAlpha Bond Master Portfolio	$1,840,008,104	$1,558,754,251

For the year ended December 31, 2009, purchases and sales of U.S. government securities for the CoreAlpha Bond Master Portfolio were $2,029,649,700 and $2,079,154,653, respectively.

5. Market and Credit Risk:

In the normal course of business, the Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all of its obligations (credit risk). The value of securities held by the Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to credit risk, the Master Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Master Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Master Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Master Portfolios’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Master Portfolios’ Statements of Assets and Liabilities.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolios through February 24, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

ANNUAL REPORT	DECEMBER 31, 2009	79

Report of Independent Registered Public Accounting Firm	Master Investment Portfolio

To the Interestholders and Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, LifePath 2050 Master Portfolio, Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, each a portfolio of Master Investment Portfolio (the “Master Portfolios”), at December 31, 2009, the results of each of their operations and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 24, 2010

80	ANNUAL REPORT	DECEMBER 31, 2009

Proxy Results

A Special Meeting of Interestholders was held on November 20, 2009 for investors of record on September 30, 2009, to elect a Board of Trustees of MIP and to approve a new investment advisory agreement between BFA and MIP, on behalf of each Master Portfolio. Each vote represents one dollar of value of interests outstanding on the record date.

Approved the Trustees* as follows:

	Votes For	Votes Withheld
David O. Beim	38,494,117,194	21,217,012
Richard S. Davis	38,494,578,433	20,755,773
Ronald W. Forbes	38,493,655,954	21,678,251
Henry Gabbay	38,493,655,954	21,678,251
Dr. Matina Horner	38,494,117,194	21,217,012
Rodney D. Johnson	38,494,578,433	20,755,773
Herbert I. London	38,493,655,954	21,678,251
Cynthia A. Montgomery	38,490,888,518	24,445,688
Joseph P. Platt, Jr	38,493,655,954	21,678,251
Robert C. Robb, Jr	38,494,578,433	20,755,773
Toby Rosenblatt	38,495,039,672	20,294,533
Kenneth L. Urish	38,494,578,433	20,755,773
Frederick W. Winter	38,493,655,954	21,678,251

Approved the new investment advisory agreement as follows:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes**
LifePath Retirement Master Portfolio	127,092,549	361,523	3,505,990	22,916,859
LifePath 2010 Master Portfolio	391,056,518	1,085,887	6,326,245	52,630,546
LifePath 2020 Master Portfolio	697,817,034	2,723,803	32,492,643	92,528,290
LifePath 2030 Master Portfolio	599,901,127	3,070,837	8,744,525	28,037,261
LifePath 2040 Master Portfolio	457,785,756	1,929,031	5,031,947	50,240,457
LifePath 2050 Master Portfolio	15,856,184	—	117,968	88,792
Active Stock Master Portfolio	749,509,247	3,122,938	17,334,678	75,896,788
CoreAlpha Bond Master Portfolio	673,756,798	2,500,901	18,342,098	81,030,904

*	Denotes MIP-wide proposal and voting results.

**	Broker non-votes are proxies received by the Master Portfolio from brokers or nominees who did not receive instructions from the beneficial owner or other persons entitled to vote and who have no discretionary power to vote on a particular matter. Broker non-votes have the effect of a vote against the proposal.

ANNUAL REPORT	DECEMBER 31, 2009	81

Disclosure of Investment Advisory Agreement

On December 1, 2009, BlackRock, Inc. (“BlackRock”) completed a transaction whereby it acquired from Barclays Bank PLC (“Barclays”) the interests in BlackRock Fund Advisors (“BFA”), formerly known as Barclays Global Fund Advisors, and certain affiliated companies, including BlackRock Institutional Trust Company, N.A. (“BTC”), formerly known as Barclays Global Investors, N.A. (the “Transaction”).

Prior to the Transaction, BFA served as the investment advisor to each Master Portfolio pursuant to an investment advisory agreement with MIP (the “Previous Advisory Agreement”). Under the 1940 Act, the Transaction resulted in the automatic termination of the Previous Advisory Agreement. In order for the management of each Master Portfolio to continue uninterrupted, the Board of Trustees of MIP (the “Board”) approved interim and new investment advisory agreements (the “New Advisory Agreement”) with MIP, the latter of which was subsequently approved by each Master Portfolio’s investors.

Board Considerations In Approving the New Advisory Agreement

At the in-person meeting held on September 3, 2009, after consideration of the factors discussed below, the Board of Trustees of MIP, including a majority of the Independent Trustees, unanimously approved the New Advisory Agreement between BFA and MIP, on behalf of the Master Portfolios after consideration of all factors determined to be relevant to the Board’s deliberations, including those discussed below.

The Approval Process At in-person meetings held on July 30, August 11 and September 3, 2009, the Board, including the Independent Trustees, discussed the Transaction and the New Advisory Agreement for MIP.

In preparation for their consideration of the New Advisory Agreement, the Trustees received, in response to a written due diligence request prepared by the Board and its independent legal counsel and provided to BlackRock, BTC and BFA, comprehensive written information covering a range of issues and received, in response to their additional requests, further information in advance of and at the September 3, 2009 in-person Board meeting. To assist the Board in its consideration of the New Advisory Agreement, BlackRock provided materials and information about itself, including its history, management, investment, risk management and compliance capabilities and processes, and financial condition and BFA provided materials and information about the Transaction. In addition, the Independent Trustees consulted with their independent legal counsel and fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

In considering the New Advisory Agreement, the Board, including the Independent Trustees, took into account, as it deemed relevant, the fact that on March 18-19, 2009, it had performed a full annual review of the Previous Advisory Agreement. At that time, the Board unanimously approved the selection of BFA and the continuance of the Previous Advisory Agreement based on its review of qualitative and quantitative information provided by BFA. In selecting BFA and approving the Previous Advisory Agreement for the Master Portfolios, the Board, including the Independent Trustees, advised by their independent legal counsel, considered the nature, extent and quality of services provided by BFA, the Master Portfolios’ expenses and performance, costs of services provided to the Master Portfolios and profits realized by BFA and its affiliates, economies of scale, fees and services provided for other comparable funds or accounts by BFA and its affiliates and other benefits to BFA and/or its affiliates.

At the July, August and September 2009 Board meetings, the Trustees discussed with representatives of BTC, BFA and/or BlackRock the management, investment, risk management and compliance capabilities and processes, and financial condition of BlackRock, the Transaction and its rationale, and BlackRock’s general plans and intentions regarding BFA and the Master Portfolios. At these Board meetings, representatives of BTC, BFA and/or BlackRock made various presentations to, and responded to questions from, the Board. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of BFA in connection with the Transaction, including the anticipated senior management structure of BFA and portfolio management personnel for the Master Portfolios following the completion of the Transaction. The Independent Trustees also conferred separately and with their independent legal counsel about the Transaction and other matters related to the Transaction on a number of occasions. After the presentations and after reviewing the written materials provided, the Independent Trustees met in executive sessions with their independent legal counsel at the July, August and September 2009 Board meetings to consider the Transaction, its expected impact on BFA, the Master Portfolios and their investors, and the New Advisory Agreement.

In connection with the Board’s review of the New Advisory Agreement, BTC, BFA and/or BlackRock, as applicable, provided the Board with information about a variety of matters. The Board considered, among other things, the following information:

•

that BFA and BlackRock have no present intention to alter the advisory fee rates and expense arrangements currently in effect for the Master Portfolios for a period of two years from the date of the closing of the Transaction;

•	the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of the combined company;

•

that the Master Portfolios may benefit from having direct access to BlackRock’s technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions® brand name;

82	ANNUAL REPORT	DECEMBER 31, 2009

Disclosure of Investment Advisory Agreement (continued)

•	that the Master Portfolios will have access to greater distribution resources through BlackRock’s relationships with third party brokers and retirement plan platforms;

•

that there is not expected to be any diminution in the nature, quality and extent of services provided to the Master Portfolios and their investors by BFA, including portfolio management and compliance services;

•	that it is expected that substantially all of the current employees of BFA will remain employees of BFA and will continue to provide services to the Master Portfolios following the Transaction;

•

that BlackRock has agreed to conduct its business after the closing of the Transaction in compliance with the conditions of Section 15(f) of the 1940 Act in relation to the Master Portfolios which, among other requirements, requires that no “unfair burden” be imposed for a period of two years following the closing;

•

that Barclays or one of its affiliates has agreed to pay: (i) all costs of the Master Portfolios in connection with the consideration by the Board of the New Advisory Agreement; and (ii) all costs of seeking approval of the New Advisory Agreement by Master Portfolio investors; and

•

that Barclays and BlackRock would derive benefits from the Transaction and that, as a result, they may have a different financial interest in the matters that were being considered than do Master Portfolio investors.

In approving BFA as adviser, approving the New Advisory Agreement for the Master Portfolios and recommending that investors approve the New Advisory Agreement, the Board, including the Independent Trustees, advised by its independent legal counsel, considered the information provided and the factors described below and reached the conclusions described herein. The Board did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors discussed below.

The Nature, Extent and Quality of Services to be Provided by BFA and Its Affiliates The Board noted that the terms of the New Advisory Agreement will be substantially identical to the Previous Advisory Agreement and considered representations by BFA, BTC and BlackRock that there would be no diminution in the scope of services provided by BFA under the New Advisory Agreement as compared to the scope of services provided by BFA under the Previous Advisory Agreement. The Board took into account the breadth of Barclays’ and BlackRock’s combined asset management experience and the range of their asset management services. The Board also noted the depth and investment experience of the portfolio management staff and considered further representations by BFA, BTC and BlackRock that members of the previous portfolio management teams for the Master Portfolios (or BlackRock professionals with similar experience) are expected to be involved with the daily management of the Master Portfolios after the Transaction. The Board also considered BFA’s and BlackRock’s compliance programs and their compliance resources. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board and has made appropriate officers available as needed to provide further assistance with these matters, and that it is expected that these reports and discussions will continue following the consummation of the Transaction.

The Board noted the representations of BFA, BTC and BlackRock that the Transaction was not expected to have any adverse effect on the resources and strengths of BFA in managing the Master Portfolios. The Board also considered that the Master Portfolios and their investors may benefit from having direct access to BlackRock’s technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions» brand name. The Board discussed BlackRock’s current financial condition, its anticipated financial condition following the completion of the Transaction, its lines of business and its liquidity and credit resources. The Board discussed BlackRock’s current ownership structure and expected ownership structure following the completion of the Transaction. The Board was advised that BlackRock operates as an independent firm, with a Board of Directors, a majority of whom are independent, and no majority shareholder. The Board was also advised that while BlackRock’s largest shareholders, Merrill Lynch, a wholly owned subsidiary of Bank of America, and PNC are important clients and strategic partners of BlackRock, they are not involved in the firm’s day-to-day management or operations.

Based on the discussions held and the materials presented at the July, August and September 2009 Board meetings, the Board determined that the Transaction would not likely cause an adverse change in the nature, extent and quality of the services to be provided by BFA under the New Advisory Agreement compared with the services provided by BFA under the Previous Advisory Agreement and that the Board expected that the quality of such services will continue to be appropriate.

Master Portfolios’ Expenses and Performance of the Portfolios The Board took into account that the fee rates for each Master Portfolio under the New Advisory Agreement are identical to the fee rates under the respective Previous Investment Advisory Agreement. Further, the Board noted that representatives of BFA and BlackRock had confirmed that there is no present intention to alter the advisory fee rates, expense waivers or expense reimbursement arrangements currently in effect for the Master Portfolios for a period of two years. BFA advised that, in connection with the Transaction, it will enter into contractual

ANNUAL REPORT	DECEMBER 31, 2009	83

Disclosure of Investment Advisory Agreement (concluded)

advisory fee waivers for each Master Portfolio previously subject to such a waiver on the same terms as the previous contractual advisory fee waivers, all of which would otherwise terminate at the closing of the Transaction. In addition, the rates at which the administration fees are to be paid by the Master Portfolios will not change as a result of the Transaction, nor will there be any other change in the expense structures.

The Board considered BFA’s substantial investment advisory experience and capabilities, as well as the possibility of additional resources and support from BlackRock following the completion of the Transaction, but noted that the effect, if any, the consummation of the Transaction would have on the future performance of the Master Portfolios could not be predicted.

Costs of Services Provided to the Master Portfolios and Profits Realized by BFA and Its Affiliates In evaluating the costs of the services to be provided by BFA under the New Advisory Agreement, the Board considered, among other things, whether advisory fee rates or other expenses would change as a result of the Transaction. The Board noted that the New Advisory Agreement is substantially identical to the Previous Advisory Agreement, including the fact that the fee rates under the agreements are identical and that representatives of BFA and BlackRock represented that there is no present intention due to the Transaction to alter the advisory fee rates, expense waivers or expense reimbursement arrangements currently in effect as described above. It was noted that it was not possible to predict how the Transaction would affect BFA’s profitability from its relationship with the Master Portfolios. BFA, BlackRock and the Board discussed how profitability is expected to be calculated and presented to the Board following the Transaction, and the Board reviewed BlackRock’s 2008 profitability methodology with respect to its registered investment companies. The Board also received a presentation from BlackRock comparing the methodologies currently used by BlackRock and BFA to calculate investment company profitability and a comparison of each Master Portfolio’s 2007 and 2008 profitability to BFA to the profitability to BlackRock in 2007 and 2008 of similarly managed investment companies.

Economies of Scale The Board noted that the Previous Advisory Agreement and the New Advisory Agreement do not provide any breakpoints in the investment advisory fee rates as a result of any increases in the asset levels of the Master Portfolios. However, the Board noted that the investment advisory fee rates for the Master Portfolios had been set initially at the lower end of the marketplace so as to afford the Master Portfolios’ investors the opportunity to share in anticipated economies of scale from inception.

The Board noted representations from BlackRock that it will continue to make significant investments in the infrastructure supporting the Master Portfolios. The Board determined that changes to the fee structure were not currently necessary. It was noted that it was not possible to evaluate how the Transaction would create opportunities for additional economies of scale.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and Its Affiliates In March 2009, the Board had considered the Master Portfolios’ advisory fee rates under the Previous Advisory Agreement (which are the same as the advisory fees rates under the New Advisory Agreement) in comparison to the investment advisory/management fee rates for other accounts. The Board noted that any differences between the investment advisory fee rates for the Master Portfolios and the investment advisory/management fee rates for the other accounts appeared to be attributable to, among other things, the type and level of services provided and/or the asset levels of the other accounts and determined that the investment advisory fee rates do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the advisory fee rates are fair and reasonable.

Other Benefits to BFA and/or Its Affiliates In March 2009, the Board had reviewed any ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Master Portfolios by BFA and concluded that any ancillary benefits would not be disadvantageous to the Master Portfolios’ investors. Any fall-out or ancillary benefits as a result of the Transaction were difficult to quantify with certainty, and the Board expected that they will continue to be evaluated going forward.

Conclusions The Board examined the totality of the information it was provided at the July, August and September 2009 Board meetings, and information it received at other meetings held during the past year, and did not identify any single factor discussed previously as controlling. Based on this analysis, the Board determined that the New Advisory Agreement, including the investment advisory fee rates thereunder, are fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Master Portfolios and their investors to unanimously approve the New Advisory Agreement.

84	ANNUAL REPORT	DECEMBER 31, 2009

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000	36 RICs consisting of 106 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2004; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006	36 RICs consisting of 106 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006	36 RICs consisting of 106 Portfolios	None

Dr. Matina Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003	36 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005	36 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005	36 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008	36 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981	36 RICs consisting of 106 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access, Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	36 RICs consisting of 106 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

ANNUAL REPORT	DECEMBER 31, 2009	85

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Chair of the Audit Committee and Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants from 2007 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007	36 RICs consisting of 106 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee and Member of the Audit Committee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008	36 RICs consisting of 106 Portfolios	None

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

2	Date shown is the earliest date a person has served as a trustee for the Trust/MIP covered by this annual report.

Interested Trustees[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Directors, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004	173 RICs consisting of 304 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006	173 RICs consisting of 304 Portfolios	None

3	Mr. Davis is an ‘interested person‘ as defined in the Investment Company Act of 1940, of the Trust/MIP based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an ‘interested person‘ of the Trust/MIP based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

86	ANNUAL REPORT	DECEMBER 31, 2009

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers[1]

Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005

Jeffrey Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2005; Chief Operating Officer and head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005

Howard B. Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2009	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006

1	Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust/MIP Officers and Trustees is available in the Trust/MIP Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

ANNUAL REPORT	DECEMBER 31, 2009	87

Officers and Trustees (concluded)

Investment Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Custodian

State Street Bank and Trust Company

Boston, MA 02101

Transfer Agent

State Street Bank and Trust Company

Boston, MA 02101

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02101

Distributor

SEI Investments Distribution Co.

Oaks, PA 19456

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

San Francisco, CA 94111

Address of the Funds

c/o The Distributor

One Freedom Valley Drive

Oaks, PA 19456

88	ANNUAL REPORT	DECEMBER 31, 2009

Additional Information

General Information

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Portfolios/Master Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Portfolios/Master Portfolios vote proxies relating to securities held in the Portfolios’/Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http//www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Portfolios/Master Portfolios file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Portfolios’/Master Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

ANNUAL REPORT	DECEMBER 31, 2009	89

Additional Information (concluded)

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Portfolio’s investment experience during the year and may be subject to changes based on the tax regulations. The Portfolios will send you a Form 1099-DIV each calendar year that will tell you how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
LifePath Retirement Portfolio
Class I	$0.294696	—	$0.012168	$0.306864	96%	0%	4%	100%
Class R	$0.274581	—	$0.011335	$0.285916	96%	0%	4%	100%
Class S	$0.325361	—	$0.013417	$0.338778	96%	0%	4%	100%
LifePath 2020 Portfolio
Class I	$0.402306	—	$0.027123	$0.429429	94%	0%	6%	100%
Class R	$0.376759	—	$0.025410	$0.402169	94%	0%	6%	100%
Class S	$0.444452	—	$0.029915	$0.474367	94%	0%	6%	100%
LifePath 2030 Portfolio
Class I	$0.330008	—	$0.027033	$0.357041	92%	0%	8%	100%
Class R	$0.304870	—	$0.024998	$0.329868	92%	0%	8%	100%
Class S	$0.368479	—	$0.030122	$0.398601	92%	0%	8%	100%
LifePath 2040 Portfolio
Class I	$0.346197	—	$0.033254	$0.379451	91%	0%	9%	100%
Class R	$0.318478	—	$0.030619	$0.349097	91%	0%	9%	100%
Class S	$0.388625	—	$0.037277	$0.425902	91%	0%	9%	100%
LifePath 2050 Portfolio
Class I	$0.129862	$0.553613	$0.031782	$0.715257	19%	77%	4%	100%
Class R	$0.106092	$0.553613	$0.029804	$0.689509	16%	80%	4%	100%
Class S	$0.158381	$0.553613	$0.032924	$0.744918	22%	74%	4%	100%

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

90	ANNUAL REPORT	DECEMBER 31, 2009

This Page Intentionally Left Blank

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the LifePath Portfolios unless accompanied or preceded by that LifePath Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#LIFEPATH-12/09

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Funds III
ANNUAL REPORT | DECEMBER 31, 2009

BlackRock Cash Funds: Government

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Treasury

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	ANNUAL REPORT	DECEMBER 31, 2009

Dear Shareholder

In 2009, investors worldwide witnessed a seismic shift in market sentiment as the fear and pessimism that characterized 2008 were replaced by guarded optimism. The single most important reason for this change was the swing from a deep global recession to the beginnings of a global recovery.

At the outset of the year, markets were still reeling from 2008’s nearly unprecedented global financial and economic meltdown. The looming threat of further collapse in global markets prompted stimulus packages and central bank interventions on an extraordinary scale worldwide. Ultimately, these actions helped stabilize the financial system, and the economic contraction began to abate.

Stocks fell sharply to start 2009 as investor confidence remained low on fears of an economic depression. After touching their lows in March, stocks galloped higher as massive, coordinated global monetary and fiscal stimulus began to reflate world economies. Sidelined cash poured into the markets, triggering a dramatic and steep upward rerating of stocks and other risk assets. The financial sector and low-quality securities that had been battered most in the downturn enjoyed the sharpest recovery. The experience in international markets was similar to that seen in the United States. European stocks slightly edged out other developed markets for the year, but emerging markets were the clear winners in 2009. To some extent, this outperformance reflected the stronger recoveries in emerging economies and corporate earnings, but emerging market stocks also saw significant expansion in valuations.

The improvement in the economic backdrop was reflected in fixed income markets as well, where non-Treasury assets made a robust recovery. One of the major themes for 2009 was the reversal of the flight-to-quality trade seen in 2008. As investors grew more comfortable with risk, high yield finished the year as the strongest-performing fixed income sector in both the taxable and tax-exempt space. Overall, the municipal market made a strong showing, outpacing most taxable sectors. Despite fundamental challenges, the technical picture remained supportive of the asset class. Municipal fund inflows had a record-setting year; investor expectations of higher taxes boosted demand; and the Build America Bonds program was deemed a success, adding $65 billion of taxable supply to the municipal marketplace in 2009. Notably, the program has alleviated tax-exempt supply pressure and attracted the attention of a global audience.

All told, the rebound in sentiment and global market conditions propelled virtually every major benchmark index into positive territory for both the 6- and 12-month periods, with the notable exception of Treasury bonds, which were negatively affected by rising long-term rates.

Total Returns as of December 31, 2009	6-month	12-month
US equities (S&P 500 Index)	22.59%	26.46%
Small cap US equities (Russell 2000 Index)	23.90	27.17
International equities (MSCI Europe, Australasia, Far East Index)	22.07	31.78
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.06)	(9.71)
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	3.95	5.93
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	6.10	12.91
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	21.27	58.76
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment improved dramatically in the past year, but uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the new year and beyond.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On December 1, 2009, BlackRock, Inc. and Barclays Global Investors, N.A. combined to form one of the world’s preeminent investment management firms. The new company, operating under the BlackRock name, manages $3.346 trillion in assets* and offers clients a full complement of worldwide active management, enhanced and index investment strategies and products, including individual and institutional separate accounts, mutual funds and other pooled investment vehicles, and the industry-leading iShares® platform of exchange traded funds.

*	Data is as of December 31, 2009.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Yield Information	as of December 31, 2009	BlackRock Funds III

BlackRock Cash Funds: Government

Yields	7-Day SEC Yield	7-Day Yield
Institutional	0.05%	0.05%
Select	0.05%	0.05%
SL Agency	0.05%	0.05%
Trust	0.05%	0.05%

BlackRock Cash Funds: Institutional

Yields	7-Day SEC Yield	7-Day Yield
Aon Captives	0.06%	0.06%
Capital	0.14%	0.14%
Institutional	0.16%	0.16%
Premium	0.11%	0.11%
Select	0.08%	0.08%
SL Agency	0.19%	0.19%
Trust	0.05%	0.05%

BlackRock Cash Funds: Prime

Yields	7-Day SEC Yield	7-Day Yield
Capital	0.12%	0.12%
Institutional	0.14%	0.14%
Premium	0.09%	0.09%
Select	0.06%	0.06%
SL Agency	0.17%	0.17%
Trust	0.05%	0.05%

BlackRock Cash Funds: Treasury

Yields	7-Day SEC Yield	7-Day Yield
Capital	0.02%	0.02%
Institutional	0.02%	0.02%
Premium	0.02%	0.02%
Select	0.02%	0.02%
SL Agency	0.02%	0.02%
Trust	0.02%	0.02%

The 7-Day SEC Yields shown above may differ from the 7-Day Yields shown due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

4	ANNUAL REPORT	DECEMBER 31, 2009

Disclosure of Expenses	BlackRock Funds III

Shareholders of each Fund may incur operating expenses, including advisory fees, distribution fees, (including 12b-1 fees), and other Fund expenses. The expense examples below (which are based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables below provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in each Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical tables are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

BlackRock Cash Funds: Government

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[1]
Institutional	$1,000.00	$1,000.40	$0.30	$1,000.00	$1,024.90	$0.31
Select	$1,000.00	$1,000.40	$0.25	$1,000.00	$1,025.00	$0.26
SL Agency	$1,000.00	$1,000.40	$0.30	$1,000.00	$1,024.90	$0.31
Trust	$1,000.00	$1,000.40	$0.30	$1,000.00	$1,024.90	$0.31

1	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.06% for Institutional, 0.05% for Select, 0.06% for SL Agency and 0.06% for Trust), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the net expenses of both the feeder fund and the Master Portfolio in which it invests.

2	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

BlackRock Cash Funds: Institutional

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[1]
Aon Captives	$1,000.00	$1,000.60	$1.11	$1,000.00	$1,024.10	$1.12
Capital	$1,000.00	$1,001.00	$0.71	$1,000.00	$1,024.50	$0.71
Institutional	$1,000.00	$1,001.10	$0.61	$1,000.00	$1,024.60	$0.61
Premium	$1,000.00	$1,000.80	$0.86	$1,000.00	$1,024.30	$0.87
Select	$1,000.00	$1,000.70	$1.06	$1,000.00	$1,024.10	$1.07
SL Agency	$1,000.00	$1,001.20	$0.45	$1,000.00	$1,024.80	$0.46
Trust	$1,000.00	$1,000.20	$1.56	$1,000.00	$1,023.60	$1.58

1	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.22% for Aon Captives, 0.14% for Capital, 0.12% for Institutional, 0.17% for Premium, 0.21% for Select, 0.09% for SL Agency and 0.31% for Trust), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the net expenses of both the feeder fund and the Master Portfolio in which it invests.

2	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

ANNUAL REPORT	DECEMBER 31, 2009	5

Disclosure of Expenses (concluded)	BlackRock Funds III

BlackRock Cash Funds: Prime

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[1]
Capital	$1,000.00	$1,000.80	$0.81	$1,000.00	$1,024.40	$0.82
Institutional	$1,000.00	$1,000.90	$0.71	$1,000.00	$1,024.50	$0.71
Premium	$1,000.00	$1,000.60	$0.96	$1,000.00	$1,024.20	$0.97
Select	$1,000.00	$1,000.50	$1.11	$1,000.00	$1,024.10	$1.12
SL Agency	$1,000.00	$1,001.00	$0.55	$1,000.00	$1,024.70	$0.56
Trust	$1,000.00	$1,000.30	$1.31	$1,000.00	$1,023.90	$1.33

1	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.16% for Capital, 0.14% for Institutional, 0.19% for Premium, 0.22% for Select, 0.11% for SL Agency and 0.26% for Trust), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the net expenses of both the feeder fund and the Master Portfolio in which it invests.

2	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

BlackRock Cash Funds: Treasury

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[1]
Capital	$1,000.00	$1,000.30	$0.40	$1,000.00	$1,024.80	$0.41
Institutional	$1,000.00	$1,000.30	$0.30	$1,000.00	$1,024.90	$0.31
Premium	$1,000.00	$1,000.30	$0.50	$1,000.00	$1,024.70	$0.51
Select	$1,000.00	$1,000.30	$0.45	$1,000.00	$1,024.80	$0.46
SL Agency	$1,000.00	$1,000.40	$0.35	$1,000.00	$1,024.90	$0.36
Trust	$1,000.00	$1,000.30	$0.45	$1,000.00	$1,024.80	$0.46

1	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.08% for Capital, 0.06% for Institutional, 0.10% for Premium, 0.09% for Select, 0.07% for SL Agency and 0.09% for Trust), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the net expenses of both the feeder fund and the Master Portfolio in which it invests.

2	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

6	ANNUAL REPORT	DECEMBER 31, 2009

Statements of Assets and Liabilities	BlackRock Funds III

December 31, 2009	BlackRock Cash Funds: Government	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury
Assets
Investment at value - Master Portfolio	$656,443,632	$20,298,707,658	$11,537,829,610	$4,134,718,191

Total assets	656,443,632	20,298,707,658	11,537,829,610	4,134,718,191

Liabilities
Income dividends payable	41,401	1,823,192	1,352,830	157,531
Professional fees payable	11,120	15,851	12,484	11,795
Administration fees payable	6,909	376,910	371,002	71,473
Distribution fees payable - Aon Captives Shares	—	17,937	—	—

Total liabilities	59,430	2,233,890	1,736,316	240,799

Net Assets	$656,384,202	$20,296,473,768	$11,536,093,294	$4,134,477,392

Net Assets Consist of
Paid-in capital	$656,384,202	$20,295,722,141	$11,540,403,294	$4,134,450,790
Accumulated net realized gain (loss)	—	751,627	(4,310,000)	26,602

Net Assets	$656,384,202	$20,296,473,768	$11,536,093,294	$4,134,477,392

Net Asset Value
Aon Captives
Net Assets	—	$72,948,948	—	—

Shares outstanding[1]	—	72,950,222	—	—

Net asset value	—	$1.00	—	—

Capital
Net Assets	—	$277,382,159	$673,374,665	$32,418,663

Shares outstanding[1]	—	277,381,220	673,388,398	32,418,255

Net asset value	—	$1.00	$1.00	$1.00

Institutional
Net Assets	$10,496,054	$973,220,590	$3,014,590,885	$30,011,043

Shares outstanding[1]	10,496,054	973,084,831	3,017,886,515	30,011,044

Net asset value	$1.00	$1.00	$1.00	$1.00

Premium
Net Assets	—	$97,513,285	$1,817,088,480	$2,541,771

Shares outstanding[1]	—	97,503,077	1,818,553,290	2,541,604

Net asset value	—	$1.00	$1.00	$1.00

Select
Net Assets	$69,138,889	$23,204,110	$73,809,587	$4,814,697

Shares outstanding[1]	69,138,889	23,204,995	73,800,351	4,814,574

Net asset value	$1.00	$1.00	$1.00	$1.00

SL Agency
Net Assets	$563,287,524	$18,832,491,772	$5,860,880,976	$4,009,073,548

Shares outstanding[1]	563,287,524	18,833,214,030	5,860,540,845	4,009,048,450

Net asset value	$1.00	$1.00	$1.00	$1.00

Trust
Net Assets	$13,461,735	$19,712,904	$96,348,701	$55,617,670

Shares outstanding[1]	13,461,735	19,714,552	96,342,272	55,616,865

Net asset value	$1.00	$1.00	$1.00	$1.00

1	No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	7

Statements of Operations	BlackRock Funds III

Year Ended December 31, 2009	BlackRock Cash Funds: Government	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury
Investment Income
Net investment income allocated from the Master Portfolios:
Income	$1,387,567	$129,378,513	$68,810,771	$4,135,884
Expenses[1]	(387,372)	(16,626,729)	(9,955,392)	(1,259,230)

Total income	1,000,195	112,751,784	58,855,379	2,876,654

Expenses
Administration	353,222	6,881,866	7,573,582	934,911
Distribution - Aon Captives Shares	—	87,421	—	—
Professional	14,472	103,033	62,196	20,306
Independent Trustees	8,588	219,304	147,138	19,758
Federal insurance	—	769,605	3,344,144	—

Total expenses	376,282	8,061,229	11,127,060	974,975
Less expense reductions	(170,380)	(369,878)	(359,289)	(402,508)

Total expenses after expense reductions	205,902	7,691,351	10,767,771	572,467

Net investment income	794,293	105,060,433	48,087,608	2,304,187

Realized Gain Allocated from the Master Portfolios
Net realized gain from investments	—	754,970	950,463	26,602

Net Increase In Net Assets Resulting from Operations	$794,293	$105,815,403	$49,038,071	$2,330,789

1	Net of investment advisory fee reductions in the amounts of $447,582, $7,449,481, $4,481,097, and $1,541,935, respectively.

See Notes to Financial Statements.

8	ANNUAL REPORT	DECEMBER 31, 2009

Statements of Changes in Net Assets	BlackRock Funds III

	BlackRock Cash Funds: Government		BlackRock Cash Funds: Institutional
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2009	2008	2009	2008
Operations
Net investment income	$794,293	$3,980,496	$105,060,433	$128,457,384
Net realized gain (loss)	—	—	754,970	(1,266,507)

Net increase in net assets resulting from operations	794,293	3,980,496	105,815,403	127,190,877

Dividends and Distributions to Shareholders From
Net investment income:
Aon Captives	—	—	(306,830)	(2,539,471)
Capital	(537)	(10,693)	(613,972)	(114,889)
Institutional	(193,664)	(1,875,352)	(26,948,452)	(84,771,625)
Premium	(8,251)	(2,037,768)	(3,835,175)	(38,343,018)
Select	(50,455)	(55,456)	(330,692)	(996,848)
SL Agency	(530,115)	—	(72,875,346)	—
Trust	(11,271)	(1,227)	(158,479)	(1,691,532)
Net realized gain:
Aon Captives	—	—	(217)	—
Capital	—	—	(456)	—
Institutional	—	—	(8,626)	—
Premium	—	—	(1,987)	—
Select	—	—	(144)	—
SL Agency	—	—	(52,227)	—
Trust	—	—	(175)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(794,293)	(3,980,496)	(105,132,778)	(128,457,383)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(1,061,321,081)	1,610,531,388	(1,132,583,000)	13,848,548,297

Net Assets
Total increase (decrease) in net assets	(1,061,321,081)	1,610,531,388	(1,131,900,375)	13,847,281,791
Beginning of year	1,717,705,283	107,173,895	21,428,374,143	7,581,092,352

End of year	$656,384,202	$1,717,705,283	$20,296,473,768	$21,428,374,143

Undistributed net investment income	—	—	—	$8,513

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	9

Statements of Changes in Net Assets (concluded)	BlackRock Funds III

	BlackRock Cash Funds: Prime		BlackRock Cash Funds: Treasury
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2009	2008	2009	2008
Operations
Net investment income	$48,087,608	$364,865,569	$2,304,187	$2,688,976
Net realized gain (loss)	950,463	(5,368,840)	26,602	—

Net increase in net assets resulting from operations	49,038,071	359,496,729	2,330,789	2,688,976

Dividends and Distributions to Shareholders From
Net investment income:
Capital	(974,656)	(1,763,342)	(39,674)	(165,369)
Institutional	(18,329,064)	(257,847,006)	(140,275)	(1,810,661)
Premium	(10,708,861)	(100,932,210)	(19,056)	(582,196)
Select	(474,570)	(4,317,661)	(7,807)	(128,328)
SL Agency	(17,529,063)	—	(2,038,221)	—
Trust	(82,138)	(5,350)	(59,154)	(2,422)

Decrease in net assets resulting from dividends and distributions to shareholders	(48,098,352)	(364,865,569)	(2,304,187)	(2,688,976)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(3,955,376,512)	5,068,229,863	2,599,720,888	1,331,926,383

Net Assets
Total increase (decrease) in net assets	(3,954,436,793)	5,062,861,023	2,599,747,490	1,331,926,383
Beginning of year	15,490,530,087	10,427,669,064	1,534,729,902	202,803,519

End of year	$11,536,093,294	$15,490,530,087	$4,134,477,392	$1,534,729,902

Undistributed net investment income	—	$10,744	—	—

See Notes to Financial Statements.

10	ANNUAL REPORT	DECEMBER 31, 2009

Financial Highlights	BlackRock Cash Funds: Government

	Institutional
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0009	0.0200	0.0500	0.0492	0.0300
Dividends from net investment income	(0.0009)	(0.0200)	(0.0500)	(0.0492)	(0.0300)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	0.09%	1.96%	5.15%	5.04%	3.28%

Ratios to Average Net Assets[1]
Total expenses	0.12%	0.16%	0.18%	0.16%	0.12%

Total expenses after expense reductions	0.08%	0.10%	0.12%	0.12%	0.03%

Net investment income	0.11%	0.29%	4.67%	4.75%	3.04%

Supplemental Data
Net assets, end of year (000)	$10,496	$1,594,728	$3,031	$395	$169,200

1	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	11

Financial Highlights (continued)	BlackRock Cash Funds: Government

	Select
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0008	0.0200	0.0500	0.0483	0.0300
Dividends from net investment income	(0.0008)	(0.0200)	(0.0500)	(0.0483)	(0.0300)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	0.08%	1.89%	5.06%	4.94%	3.18%

Ratios to Average Net Assets[1]
Total expenses	0.22%	0.23%	0.28%	0.26%	0.22%

Total expenses after expense reductions	0.09%	0.07%	0.20%	0.21%	0.13%

Net investment income	0.08%	0.82%	5.03%	4.84%	3.90%

Supplemental Data
Net assets, end of year (000)	$69,139	$81,424	$14,269	$42,683	$40,712

1	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

12	ANNUAL REPORT	DECEMBER 31, 2009

Financial Highlights (continued)	BlackRock Cash Funds: Government

SL Agency
Period from February 4, 2009[1] to December 31, 2009
Per Share Operating Performance
Net asset value, beginning of period	$1.00

Net investment income	0.0009
Dividends from net investment income	(0.0009)

Net asset value, end of period	$1.00

Total Investment Return
Based on net asset value	0.09%[2]

Ratios to Average Net Assets[3,4]
Total expenses	0.09%

Total expenses after expense reductions	0.07%

Net investment income	0.10%

Supplemental Data
Net assets, end of period (000)	$563,288

1	Commencement of operations.

2	Aggregate total investment return.

3	Annualized.

4	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	13

Financial Highlights (continued)	BlackRock Cash Funds: Government

	Trust
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0008	0.0200	0.0500	0.0459	0.0300
Dividends from net investment income	(0.0008)	(0.0200)	(0.0500)	(0.0459)	(0.0300)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	0.08%	1.69%	4.80%	4.69%	2.94%

Ratios to Average Net Assets[1]
Total expenses	0.46%	0.47%	0.51%	0.49%	0.45%

Total expenses after expense reductions	0.09%	0.07%	0.45%	0.45%	0.36%

Net investment income	0.08%	0.16%	4.78%	4.60%	2.91%

Supplemental Data
Net assets, end of year (000)	$13,462	$12,380	$50	$108	$103

1	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

14	ANNUAL REPORT	DECEMBER 31, 2009

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Aon Captives
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0033	0.0300	0.0500	0.0500	0.0300
Net realized gain (loss)	0.0000 [1]	(0.0000)[1]	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0033	0.0300	0.0500	0.0500	0.0300

Dividends and distributions from:
Net investment income	(0.0033)	(0.0300)	(0.0500)	(0.0500)	(0.0300)
Net realized gain	(0.0000)[1]	—	—	—	—

Total dividends and distributions	(0.0033)	(0.0300)	(0.0500)	(0.0500)	(0.0300)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	0.33%	2.74%	5.26%	5.00%	3.19%

Ratios to Average Net Assets[2]
Total expenses	0.25%	0.26%	0.26%	0.23%	0.22%

Total expenses after expense reductions	0.22%	0.23%	0.21%	0.19%	0.15%

Net investment income	0.35%	2.67%	5.12%	4.86%	3.07%

Supplemental Data
Net assets, end of year (000)	$72,949	$97,273	$90,192	$69,083	$77,899

1	Less than $0.00005 or $(0.00005) per share.

2	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	15

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Capital
	Year Ended December 31, 2009	Period from February 28, 2008[1] to December 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00

Net investment income	0.0041	0.0200
Net realized gain (loss)	0.0000 [2]	(0.0000)[2]

Net increase from investment operations	0.0041	0.0200

Dividends and distributions from:
Net investment income	(0.0041)	(0.0200)
Net realized gain	(0.0000)[2]	—

Total dividends and distributions	(0.0041)	(0.0200)

Net asset value, end of period	$1.00	$1.00

Total Investment Return
Based on net asset value	0.41%	2.14%[3]

Ratios to Average Net Assets[4]
Total expenses	0.17%	0.19%[5]

Total expenses after expense reductions	0.14%	0.14%[5]

Net investment income	0.33%	2.57%[5]

Supplemental Data
Net assets, end of period (000)	$277,382	$101

1	Commencement of operations.

2	Less than $0.00005 or $(0.00005) per share.

3	Aggregate total investment return.

4	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

5	Annualized.

See Notes to Financial Statements.

16	ANNUAL REPORT	DECEMBER 31, 2009

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Institutional
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0043	0.0300	0.0500	0.0500	0.0300
Net realized gain (loss)	0.0000 [1]	(0.0000)[1]	0.0000 [1]	0.0000 [1]	(0.0000)[1]

Net increase from investment operations	0.0043	0.0300	0.0500	0.0500	0.0300

Dividends and distributions from:
Net investment income	(0.0043)	(0.0300)	(0.0500)	(0.0500)	(0.0300)
Net realized gain	(0.0000)[1]	—	—	—	—

Total dividends and distributions	(0.0043)	(0.0300)	(0.0500)	(0.0500)	(0.0300)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	0.43%	2.85%	5.36%	5.11%	3.29%

Ratios to Average Net Assets[2]
Total expenses	0.15%	0.15%	0.16%	0.14%	0.12%

Total expenses after expense reductions	0.12%	0.12%	0.11%	0.10%	0.05%

Net investment income	0.78%	2.65%	5.25%	4.97%	3.26%

Supplemental Data
Net assets, end of year (000)	$973,221	$20,223,437	$6,653,737	$4,198,724	$3,485,876

1	Less than $0.00005 or $(0.00005) per share.

2	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	17

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Premium
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0038	0.0300	0.0500	0.0500	0.0300
Net realized gain (loss)	0.0000 [1]	(0.0000)[1]	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0038	0.0300	0.0500	0.0500	0.0300

Dividends and distributions from:
Net investment income	(0.0038)	(0.0300)	(0.0500)	(0.0500)	(0.0300)
Net realized gain	(0.0000)[1]	—	—	—	—

Total dividends and distributions	(0.0038)	(0.0300)	(0.0500)	(0.0500)	(0.0300)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	0.38%	2.80%	5.31%	5.05%	3.24%

Ratios to Average Net Assets[2]
Total expenses	0.20%	0.21%	0.21%	0.19%	0.17%

Total expenses after expense reductions	0.17%	0.18%	0.16%	0.15%	0.10%

Net investment income	0.48%	2.79%	5.21%	4.93%	3.24%

Supplemental Data
Net assets, end of year (000)	$97,513	$1,021,216	$746,582	$1,321,042	$1,803,171

1	Less than $0.00005 or $(0.00005) per share.

2	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

18	ANNUAL REPORT	DECEMBER 31, 2009

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Select
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0035	0.0300	0.0500	0.0500	0.0300
Net realized gain (loss)	0.0000 [1]	(0.0000)[1]	0.0000 [1]	—	0.0000 [1]

Net increase from investment operations	0.0035	0.0300	0.0500	0.0500	0.0300

Dividends and distributions from:
Net investment income	(0.0035)	(0.0300)	(0.0500)	(0.0500)	(0.0300)
Net realized gain	(0.0000)[1]	—	—	—	—

Total dividends and distributions	(0.0035)	(0.0300)	(0.0500)	(0.0500)	(0.0300)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	0.35%	2.76%	5.26%	5.00%	3.19%

Ratios to Average Net Assets[2]
Total expenses	0.23%	0.28%	0.25%	0.23%	0.22%

Total expenses after expense reductions	0.20%	0.23%	0.20%	0.19%	0.15%

Net investment income	0.57%	2.05%	5.11%	4.55%	3.50%

Supplemental Data
Net assets, end of year (000)	$23,204	$10,014	$4,807	$1,229	$24,940

1	Less than $0.00005 or $(0.00005) per share.

2	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	19

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

SL Agency
Period from February 4, 2009[1] to December 31, 2009
Per Share Operating Performance
Net asset value, beginning of period	$1.00

Net investment income	0.0035
Net realized gain	0.0000 [2]

Net increase from investment operations	0.0035

Dividends and distributions from:
Net investment income	(0.0035)
Net realized gain	(0.0000)[2]

Total dividends and distributions	(0.0035)

Net asset value, end of period	$1.00

Total Investment Return
Based on net asset value	0.36%[3]

Ratios to Average Net Assets[4,5]
Total expenses	0.12%

Total expenses after expense reductions	0.09%

Net investment income	0.38%

Supplemental Data
Net assets, end of period (000)	$18,832,492

1	Commencement of operations.

2	Less than $0.00005 or $(0.00005) per share.

3	Aggregate total investment return.

4	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

5	Annualized.

See Notes to Financial Statements.

20	ANNUAL REPORT	DECEMBER 31, 2009

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Trust
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0018	0.0200	0.0500	0.0500	0.0300
Net realized gain (loss)	0.0000 [1]	(0.0000)[1]	0.0000 [1]	0.0000 [1]	—

Net increase from investment operations	0.0018	0.0200	0.0500	0.0500	0.0300

Dividends and distributions from:
Net investment income	(0.0018)	(0.0200)	(0.0500)	(0.0500)	(0.0300)
Net realized gain	(0.0000)[1]	—	—	—	—

Total dividends and distributions	(0.0018)	(0.0200)	(0.0500)	(0.0500)	(0.0300)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	0.18%	2.51%	5.01%	4.76%	2.96%

Ratios to Average Net Assets[2]
Total expenses	0.48%	0.49%	0.48%	0.47%	0.45%

Total expenses after expense reductions	0.40%	0.46%	0.43%	0.43%	0.38%

Net investment income	0.22%	2.50%	4.93%	4.95%	2.92%

Supplemental Data
Net assets, end of year (000)	$19,713	$76,334	$85,774	$197,480	$103

1	Less than $0.00005 or $(0.00005) per share.

2	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	21

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Capital
	Year Ended December 31, 2009	Period from February 28, 2008[1] to December 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00

Net investment income	0.0030	0.0200
Net realized gain (loss)	0.0000 [2]	(0.0000)[2]

Net increase from investment operations	0.0030	0.0200
Dividends from net investment income	(0.0030)	(0.0200)

Net asset value, end of period	$1.00	$1.00

Total Investment Return
Based on net asset value	0.30%	2.13%[3]

Ratios to Average Net Assets[4]
Total expenses	0.19%	0.21%[5]

Total expenses after expense reductions	0.16%	0.15%[5]

Net investment income	0.27%	2.23%[5]

Supplemental Data
Net assets, end of period (000)	$673,375	$226,487

1	Commencement of operations.

2	Less than $0.00005 or $(0.00005) per share.

3	Aggregate total investment return.

4	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

5	Annualized.

See Notes to Financial Statements.

22	ANNUAL REPORT	DECEMBER 31, 2009

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Institutional
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0032	0.0300	0.0500	0.0500	0.0300
Net realized gain (loss)	0.0000 [1]	(0.0000)[1]	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0032	0.0300	0.0500	0.0500	0.0300
Dividends from net investment income	(0.0032)	(0.0300)	(0.0500)	(0.0500)	(0.0300)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	0.32%	2.83%	5.32%	5.07%	3.26%

Ratios to Average Net Assets[2]
Total expenses	0.17%	0.15%	0.15%	0.14%	0.12%

Total expenses after expense reductions	0.14%	0.11%	0.12%	0.11%	0.08%

Net investment income	0.39%	2.80%	5.19%	4.93%	3.28%

Supplemental Data
Net assets, end of year (000)	$3,014,591	$10,812,890	$8,363,790	$5,915,836	$6,521,818

1	Less than $0.00005 or $(0.00005) per share.

2	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	23

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Premium
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0027	0.0270	0.0500	0.0500	0.0317
Net realized gain (loss)	0.0000 [1]	(0.0000)[1]	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0027	0.0270	0.0500	0.0500	0.0317
Dividends from net investment income	(0.0027)	(0.0270)	(0.0500)	(0.0500)	(0.0317)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	0.27%	2.78%	5.27%	5.02%	3.21%

Ratios to Average Net Assets[2]
Total expenses	0.23%	0.21%	0.20%	0.19%	0.17%

Total expenses after expense reductions	0.20%	0.17%	0.17%	0.16%	0.13%

Net investment income	0.34%	2.60%	5.14%	4.88%	3.08%

Supplemental Data
Net assets, end of year (000)	$1,817,088	$4,304,633	$1,795,477	$1,551,648	$3,233,738

1	Less than $0.00005 or $(0.00005) per share.

2	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

24	ANNUAL REPORT	DECEMBER 31, 2009

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Select
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0024	0.0280	0.0500	0.0500	0.0312
Net realized gain (loss)	0.0000 [1]	(0.0000)[1]	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0024	0.0280	0.0500	0.0500	0.0312
Dividends from net investment income	(0.0024)	(0.0280)	(0.0500)	(0.0500)	(0.0312)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	0.24%	2.75%	5.24%	4.97%	3.16%

Ratios to Average Net Assets[2]
Total expenses	0.27%	0.25%	0.25%	0.24%	0.22%

Total expenses after expense reductions	0.22%	0.18%	0.20%	0.21%	0.18%

Net investment income	0.24%	2.95%	5.06%	4.67%	3.05%

Supplemental Data
Net assets, end of year (000)	$73,810	$143,150	$268,352	$21,642	$81,359

1	Less than $0.00005 or $(0.00005) per share.

2	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	25

Financial Highlights (continued)	BlackRock Cash Funds: Prime

SL Agency
Period from February 4, 2009[1] to December 31, 2009
Per Share Operating Performance
Net asset value, beginning of period	$1.00

Net investment income	0.0028
Net realized gain	0.0000 [2]

Net increase from investment operations	0.0028
Dividends from net investment income	(0.0028)

Net asset value, end of period	$1.00

Total Investment Return
Based on net asset value	0.28%[3]

Ratios to Average Net Assets[4,5]
Total expenses	0.14%

Total expenses after expense reductions	0.11%

Net investment income	0.31%

Supplemental Data
Net assets, end of period (000)	$5,860,881

1	Commencement of operations.

2	Less than $0.00005 per share.

3	Aggregate total investment return.

4	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

5	Annualized.

See Notes to Financial Statements.

26	ANNUAL REPORT	DECEMBER 31, 2009

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Trust
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0011	0.0200	0.0500	0.0500	0.0289
Net realized gain (loss)	0.0000 [1]	(0.0000)[1]	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0011	0.0200	0.0500	0.0500	0.0289
Dividends from net investment income	(0.0011)	(0.0200)	(0.0500)	(0.0500)	(0.0289)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	0.11%	2.49%	4.98%	4.72%	2.93%

Ratios to Average Net Assets[2]
Total expenses	0.51%	0.52%	0.48%	0.47%	0.45%

Total expenses after expense reductions	0.36%	0.48%	0.45%	0.45%	0.41%

Net investment income	0.09%	1.34%	4.89%	4.63%	2.89%

Supplemental Data
Net assets, end of year (000)	$96,349	$3,370	$50	$108	$103

1	Less than $0.00005 or $(0.00005) per share.

2	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	27

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Capital
	Year Ended December 31, 2009	Period from February 28, 2008[1] to December 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00

Net investment income	0.0008	0.0100
Net realized gain	0.0000 [2]	—

Net increase from investment operations	0.0008	0.0100
Dividends from net investment income	(0.0008)	(0.0100)

Net asset value, end of period	$1.00	$1.00

Total Investment Return
Based on net asset value	0.08%	1.12%[3]

Ratios to Average Net Assets[4]
Total expenses	0.17%	0.19%[5]

Total expenses after expense reductions	0.08%	0.05%[5]

Net investment income	0.07%	0.37%[5]

Supplemental Data
Net assets, end of period (000)	$32,419	$44,698

1	Commencement of operations.

2	Less than $0.00005 per share.

3	Aggregate total investment return.

4	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

5	Annualized.

See Notes to Financial Statements.

28	ANNUAL REPORT	DECEMBER 31, 2009

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Institutional
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0008	0.0200	0.0500	0.0500	0.0300
Net realized gain	0.0000 [1]	—	—	—	—

Net increase from investment operations	0.0008	0.0200	0.0500	0.0500	0.0300
Dividends from net investment income	(0.0008)	(0.0200)	(0.0500)	(0.0500)	(0.0300)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	0.08%	1.61%	4.95%	5.04%	3.20%

Ratios to Average Net Assets[2]
Total expenses	0.12%	0.15%	0.18%	0.19%	0.12%

Total expenses after expense reductions	0.04%	0.04%	0.04%	0.00%	0.00%

Net investment income	0.09%	0.39%	4.74%	5.03%	4.03%

Supplemental Data
Net assets, end of year (000)	$30,011	$1,305,944	$131,190	$126,518	$100,343

1	Less than $0.00005 per share.

2	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	29

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Premium
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0007	0.0200	0.0500	0.0500	0.0300
Net realized gain	0.0000 [1]	—	—	—	—

Net increase from investment operations	0.0007	0.0200	0.0500	0.0500	0.0300
Dividends from net investment income	(0.0007)	(0.0200)	(0.0500)	(0.0500)	(0.0300)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	0.08%	1.57%	4.90%	4.99%	3.15%

Ratios to Average Net Assets[2]
Total expenses	0.19%	0.20%	0.23%	0.23%	0.17%

Total expenses after expense reductions	0.08%	0.07%	0.09%	0.05%	0.05%

Net investment income	0.09%	1.17%	4.44%	4.61%	3.83%

Supplemental Data
Net assets, end of year (000)	$2,542	$65,095	$61,513	$2,112	$2,546

1	Less than $0.00005 per share.

2	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

30	ANNUAL REPORT	DECEMBER 31, 2009

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Select
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0007	0.0200	0.0500	0.0500	0.0300
Net realized gain	0.0000 [1]	—	—	—	—

Net increase from investment operations	0.0007	0.0200	0.0500	0.0500	0.0300
Dividends from net investment income	(0.0007)	(0.0200)	(0.0500)	(0.0500)	(0.0300)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	0.08%	1.55%	4.86%	4.94%	3.10%

Ratios to Average Net Assets[2]
Total expenses	0.25%	0.25%	0.27%	0.30%	0.22%

Total expenses after expense reductions	0.08%	0.09%	0.10%	0.10%	0.10%

Net investment income	0.08%	0.92%	5.06%	5.15%	3.06%

Supplemental Data
Net assets, end of year (000)	$4,815	$24,340	$10,050	$55,919	$103

1	Less than $0.00005 per share.

2	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	31

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

SL Agency
Period from February 4, 2009[1] to December 31, 2009
Per Share Operating Performance
Net asset value, beginning of period	$1.00

Net investment income	0.0008
Net realized gain	0.0000 [2]

Net increase from investment operations	0.0008
Dividends from net investment income	(0.0008)

Net asset value, end of period	$1.00

Total Investment Return
Based on net asset value	0.09%[3]

Ratios to Average Net Assets[4,5]
Total expenses	0.12%

Total expenses after expense reductions	0.07%

Net investment income	0.08%

Supplemental Data
Net assets, end of period (000)	$4,009,074

1	Commencement of operations.

2	Less than $0.00005 per share.

3	Aggregate total investment return.

4	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

5	Annualized.

See Notes to Financial Statements.

32	ANNUAL REPORT	DECEMBER 31, 2009

Financial Highlights (concluded)	BlackRock Cash Funds: Treasury

	Trust
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0007	0.0100	0.0500	0.0500	0.0300
Net realized gain	0.0000 [1]	—	—	—	—

Net increase from investment operations	0.0007	0.0100	0.0500	0.0500	0.0300
Dividends from net investment income	(0.0007)	(0.0100)	(0.0500)	(0.0500)	(0.0300)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return
Based on net asset value	0.08%	1.45%	4.61%	4.70%	2.86%

Ratios to Average Net Assets[2]
Total expenses	0.47%	0.47%	0.51%	0.52%	0.45%

Total expenses after expense reductions	0.08%	0.01%	0.36%	0.33%	0.33%

Net investment income	0.08%	0.05%	4.65%	4.60%	2.83%

Supplemental Data
Net assets, end of year (000)	$55,618	$94,654	$50	$108	$103

1	Less than $0.00005 per share.

2	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income (loss).

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	33

Notes to Financial Statements	BlackRock Funds III

1. Organization and Significant Accounting Policies:

BlackRock Funds III (the “Trust”), is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust, formerly known as Barclays Global Investors Funds, Inc. (“BGIF”), was redomiciled from a Maryland corporation to a Delaware statutory trust effective January 11, 2002. The financial statements and these accompanying notes relate to four series of the Trust: BlackRock Cash Funds: Government (formerly Government Money Market Fund of BGIF), BlackRock Cash Funds: Institutional (formerly Institutional Money Market Fund of BGIF), BlackRock Cash Funds: Prime (formerly Prime Money Market Fund of BGIF) and BlackRock Cash Funds: Treasury (formerly Treasury Money Market Fund of BGIF) (each, a “Fund” and collectively, the “Funds”). Each Fund seeks to achieve its investment objective by investing substantially all of its assets in a separate series of Master Investment Portfolio (“MIP”): Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”). Each Master Portfolio has the same or substantially similar investment objective as its corresponding Fund. The performance of each Fund is directly affected by the performance of its corresponding Master Portfolio.

The value of each Fund’s investment in its corresponding Master Portfolio reflects that Fund’s interest in the net assets of that Master Portfolio (100.00%, 96.04%, 94.51% and 96.40% for the BlackRock Cash Funds: Government, BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and BlackRock Cash Funds: Treasury, respectively, as of December 31, 2009).

The financial statements of the Master Portfolios, including the Schedules of Investments, accompanied by an unaudited summarized tabular presentation, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain accruals and estimates. Actual results may differ from these estimates.

Each Fund offers multiple classes of shares although certain share classes may not be outstanding at report date. Each Fund offers the following classes of shares: Capital Shares, Institutional Shares, Premium Shares, Select Shares, SL Agency Shares and Trust Shares. BlackRock Cash Funds: Institutional also offers Aon Captives Shares. The SL Agency Shares commenced operations on February 4, 2009.

All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions and differ principally in administration and distribution fees. The Aon Captives shares have exclusive voting rights with respect to matters relating to their shareholder servicing expenditures.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: Each Fund records its investment in its corresponding Master Portfolio at fair value.

Fair Value Measurements: Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2009, each Fund’s investment in its corresponding Master Portfolio was classified as Level 2. More relevant disclosure regarding fair value measurements relates to the Master Portfolios, which is disclosed in Note 1 of the Master Portfolios’ Notes to Financial Statements included elsewhere in this report.

Investment Transactions and Net Investment Income: For financial reporting purposes, investment transactions in the Master Portfolios are accounted for on a trade date basis. Each Fund records daily its proportionate share of its corresponding Master Portfolio’s income, expense and realized and unrealized gains and losses. In addition, each Fund accrues its own expenses. Income and realized and unrealized gains and losses are allocated daily to each class based on the relative net assets of each class.

Dividends and Distributions to Shareholders: Distributions to shareholders from net investment income, if any, are declared daily and distributed monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually. Dividends are determined separately for each class based on income and expenses allocable to each class.

34	ANNUAL REPORT	DECEMBER 31, 2009

Notes to Financial Statements (continued)	BlackRock Funds III

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has evaluated the tax positions of each Fund as of December 31, 2009 and has determined that no provision for income tax is required in the Funds’ financial statements. Each Fund files U.S. federal and state tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax return remains open for the years ended December 31, 2006 through December 31, 2009.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Funds’ financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Funds’ financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to each Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of each Fund are allocated daily to each class based on its relative net assets.

2. Transactions with Affiliates:

On December 1, 2009, Barclays PLC (“Barclays”) completed the sale of its interest in Barclays Global Investors, N.A. (“BGI”) and affiliated companies to BlackRock, Inc. (“BlackRock”). BGI was renamed BlackRock Institutional Trust Company, N.A. (“BTC”) and is a wholly-owned subsidiary of BlackRock.

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Trust has entered into an administration services arrangement with BTC, which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC, in consideration thereof, has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Funds. BTC is entitled to receive for these administration services an annual fee based on the average daily net assets of each Fund as follows:

	Share Classes
	Aon Captives	Capital	Institutional	Premium	Select	SL Agency	Trust
BlackRock Cash Funds: Government	—	0.07%	0.05%	0.10%	0.15%	0.02%	0.38%
BlackRock Cash Funds: Institutional	0.05%	0.07%	0.05%	0.10%	0.15%	0.02%	0.38%
BlackRock Cash Funds: Prime	—	0.07%	0.05%	0.10%	0.15%	0.02%	0.38%
BlackRock Cash Funds: Treasury	—	0.07%	0.05%	0.10%	0.15%	0.02%	0.38%

From time to time, BTC may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BTC may delegate certain of its administration duties to sub-administrators.

ANNUAL REPORT	DECEMBER 31, 2009	35

Notes to Financial Statements (continued)	BlackRock Funds III

BTC has contractually agreed to waive a portion of its administration fees for the Select Shares through December 1, 2011. After giving effect to such contractual waiver, the administration fees for the Select Shares will be 0.13%.

The fees and expenses of the Funds’ trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. BTC has contractually agreed to provide an offsetting credit against the administration fees paid by the Funds in an amount equal to the independent expenses through December 1, 2011.

For the year ended December 31, 2009, BTC waived and/or credited administration fees for the Funds as follows:

	Share Classes
	Aon Captives	Capital	Institutional	Premium	Select	SL Agency	Trust	Total
BlackRock Cash Funds: Government	—	$199	$30,623	$4,368	$69,547	$16,403	$49,240	$170,380
BlackRock Cash Funds: Institutional	$1,096	$2,304	$43,558	$10,034	$728	$275,348	$36,810	$369,878
BlackRock Cash Funds: Prime	—	$5,111	$66,475	$45,038	$41,864	$88,615	$112,186	$359,289
BlackRock Cash Funds: Treasury	—	$20,922	$55,417	$14,338	$11,164	$36,069	$264,598	$402,508

As of December 31, 2009, the only eligible investors for the SL Agency Shares of the Funds are investment companies for which (i) BlackRock Fund Advisors (“BFA”), the investment advisor to the Master Portfolios, BTC, or an affiliate provides investment advisory or administrative services, or (ii) BTC acts as securities lending agent and which have directed BTC on their behalf to invest securities lending cash collateral in the Funds. Affiliated shareholders in the SL Agency share classes of the Funds represent a significant portion of the outstanding shares and net assets of BlackRock Cash Funds: Government, BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and BlackRock Cash Funds: Treasury.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

3. Distribution Plan:

SEI Investments Distribution Company (“SEI”) is the distributor for the Funds. The BlackRock Cash Funds: Institutional has adopted a plan pursuant to Rule 12b-1 under the 1940 Act, which authorizes the Aon Captives Shares of the Fund to pay expenses relating to the distribution of its shares. Under the plan, SEI is entitled to receive an annual fee for these services of 0.10% of the average daily net assets of the Aon Captives Shares. The Capital Shares, Institutional Shares, Premium Shares, Select Shares, SL Agency Shares and Trust Shares of the Fund do not pay any fees for distribution services. The fees paid to SEI by the BlackRock Cash Funds: Institutional are shown as distribution - Aon Captives Shares in the Fund’s Statement of Operations.

4. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, as of December 31, 2009, BlackRock Cash Funds: Institutional had $63,832 reclassified from undistributed net investment income to accumulated net realized gains as a result of permanent differences attributable to dividend redesignation. This reclassification has no effect on net assets or net asset values per share.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

	Ordinary Income	Net Long-Term Capital Gain	Total
BlackRock Cash Funds: Government
12/31/09	$794,293	—	$794,293
12/31/08	$3,980,496	—	$3,980,496
BlackRock Cash Funds: Institutional
12/31/09	$105,132,050	$728	$105,132,778
12/31/08	$128,457,383	—	$128,457,383
BlackRock Cash Funds: Prime
12/31/09	$48,098,352	—	$48,098,352
12/31/08	$364,864,866	$703	$364,865,569
BlackRock Cash Funds: Treasury
12/31/09	$2,304,187	—	$2,304,187
12/31/08	$2,688,976	—	$2,688,976

As of December 31, 2009, the tax components of net distributable earnings (accumulated losses) were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Distributable Earnings (Accumulated Losses)
BlackRock Cash Funds: Institutional	$751,627	—	$751,627
BlackRock Cash Funds: Prime	—	$(4,310,000)	$(4,310,000)
BlackRock Cash Funds: Treasury	$26,602	—	$26,602

36	ANNUAL REPORT	DECEMBER 31, 2009

Notes to Financial Statements (continued)	BlackRock Funds III

As of December 31, 2009, BlackRock Cash Funds: Prime had capital loss carryforwards of $4,310,000 expiring on December 31, 2016. Such losses may be used to offset future realized capital gains through the indicated expiration date. The capital loss carryforwards utilized for the year ended December 31, 2009 amounted to $950,463.

5. Capital Shares Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from sale of shares, reinvestments of dividends and cost of shares redeemed, respectively, since shares are redeemed at $1.00 per share.

Transactions in capital shares for each class were as follows:

	Year Ended December 31,
BlackRock Cash Funds: Government	2009	2008
Capital
Shares sold	—	63,700,507 *
Shares issued in reinvestment of dividends	397	9,318 *

Total issued	397	63,709,825
Shares redeemed	(7,400,625)	(56,309,597)*

Net increase (decrease)	(7,400,228)	7,400,228

Institutional
Shares sold	9,820,984	6,525,201,718
Shares issued in reinvestment of dividends	91,550	614,253

Total issued	9,912,534	6,525,815,971
Shares redeemed	(1,594,144,080)	(4,934,119,100)

Net increase (decrease)	(1,584,231,546)	1,591,696,871

Premium
Shares sold	810	1,270,501,213
Shares issued in reinvestment of dividends	1,457	1,801,824

Total issued	2,267	1,272,303,037
Shares redeemed	(21,774,878)	(1,340,354,154)

Net decrease	(21,772,611)	(68,051,117)

Select
Shares sold	135,143,389	104,480,143
Shares issued in reinvestment of dividends	49,156	98,992

Total issued	135,192,545	104,579,135
Shares redeemed	(147,478,120)	(37,424,109)

Net increase (decrease)	(12,285,575)	67,155,026

SL Agency**
Shares sold	4,244,816,469	—
Shares issued in reinvestment of dividends	—	—

Total issued	4,244,816,469	—
Shares redeemed	(3,681,528,945)	—

Net increase	563,287,524	—

Trust
Shares sold	24,142,631	13,679,903
Shares issued in reinvestment of dividends	10,644	96

Total issued	24,153,275	13,679,999
Shares redeemed	(23,071,920)	(1,349,619)

Net increase	1,081,355	12,330,380

BlackRock Cash Funds: Institutional
Aon Captives
Shares sold	16,084,607	27,519,162
Shares issued in reinvestment of dividends	225,358	1,193,475

Total issued	16,309,965	28,712,637
Shares redeemed	(40,636,507)	(21,627,627)

Net increase (decrease)	(24,326,542)	7,085,010

Capital
Shares sold	1,231,513,615	94,096,576 *
Shares issued in reinvestment of dividends	578,035	63,967 *

Total issued	1,232,091,650	94,160,543
Shares redeemed	(954,811,001)	(94,059,972)*

Net increase	277,280,649	100,571

Institutional
Shares sold	24,147,118,026	62,350,836,191
Shares issued in reinvestment of dividends	3,820,568	26,905,331

Total issued	24,150,938,594	62,377,741,522
Shares redeemed	(43,402,541,476)	(48,806,791,061)

Net increase (decrease)	(19,251,602,882)	13,570,950,461

Premium
Shares sold	4,452,838,789	15,015,539,136
Shares issued in reinvestment of dividends	4,214,337	30,628,426

Total issued	4,457,053,126	15,046,167,562
Shares redeemed	(5,380,768,140)	(14,771,525,880)

Net increase (decrease)	(923,715,014)	274,641,682

ANNUAL REPORT	DECEMBER 31, 2009	37

Notes to Financial Statements (continued)	BlackRock Funds III

BlackRock Cash Funds: Institutional (concluded)	Year Ended December 31,
	2009	2008
Select
Shares sold	246,192,108	232,599,472
Shares issued in reinvestment of dividends	317,437	820,194

Total issued	246,509,545	233,419,666
Shares redeemed	(233,320,272)	(228,211,157)

Net increase	13,189,273	5,208,509

SL Agency**
Shares sold	96,115,179,849	—
Shares issued in reinvestment of dividends	32	—

Total issued	96,115,179,881	—
Shares redeemed	(77,281,965,851)	—

Net increase	18,833,214,030	—

Trust
Shares sold	181,665,886	322,289,339
Shares issued in reinvestment of dividends	32,215	49

Total issued	181,698,101	322,289,388
Shares redeemed	(238,320,615)	(331,727,324)

Net decrease	(56,622,514)	(9,437,936)

BlackRock Cash Funds: Prime
Capital
Shares sold	3,433,942,542	1,867,026,920 *
Shares issued in reinvestment of dividends	1,093,210	1,351,712 *

Total issued	3,435,035,752	1,868,378,632
Shares redeemed	(2,988,177,681)	(1,641,848,305)*

Net increase	446,858,071	226,530,327

Institutional
Shares sold	43,184,957,114	79,835,589,152
Shares issued in reinvestment of dividends	8,601,008	66,835,539

Total issued	43,193,558,122	79,902,424,691
Shares redeemed	(50,992,241,110)	(77,449,635,168)

Net increase (decrease)	(7,798,682,988)	2,452,789,523

Premium
Shares sold	29,431,919,881	42,253,069,105
Shares issued in reinvestment of dividends	11,188,438	70,609,334

Total issued	29,443,108,319	42,323,678,439
Shares redeemed	(31,930,820,462)	(39,812,889,062)

Net increase (decrease)	(2,487,712,143)	2,510,789,377

Select
Shares sold	1,175,454,685	2,923,376,391
Shares issued in reinvestment of dividends	626,915	3,706,700

Total issued	1,176,081,600	2,927,083,091
Shares redeemed	(1,245,434,444)	(3,052,282,180)

Net decrease	(69,352,844)	(125,199,089)

SL Agency**
Shares sold	6,745,422,574	—
Shares issued in reinvestment of dividends	25	—

Total issued	6,745,422,599	—
Shares redeemed	(884,881,754)	—

Net increase	5,860,540,845	—

Trust
Shares sold	319,473,967	5,883,282
Shares issued in reinvestment of dividends	82,189	914

Total issued	319,556,156	5,884,196
Shares redeemed	(226,583,609)	(2,564,471)

Net increase	92,972,547	3,319,725

BlackRock Cash Funds: Treasury
Capital
Shares sold	167,715,367	683,739,110 *
Shares issued in reinvestment of dividends	38,642	141,061 *

Total issued	167,754,009	683,880,171
Shares redeemed	(180,033,363)	(639,182,563)*

Net increase (decrease)	(12,279,354)	44,697,608

Institutional
Shares sold	1,854,094,500	10,961,470,276
Shares issued in reinvestment of dividends	19,914	445,272

Total issued	1,854,114,414	10,961,915,548
Shares redeemed	(3,130,047,272)	(9,787,161,921)

Net increase (decrease)	(1,275,932,858)	1,174,753,627

Premium
Shares sold	78,569,547	435,926,336
Shares issued in reinvestment of dividends	19,334	703,061

Total issued	78,588,881	436,629,397
Shares redeemed	(141,142,239)	(433,047,681)

Net increase (decrease)	(62,553,358)	3,581,716

38	ANNUAL REPORT	DECEMBER 31, 2009

Notes to Financial Statements (continued)	BlackRock Funds III

BlackRock Cash Funds:	Year Ended December 31,
Treasury (concluded)	2009	2008
Select
Shares sold	36,459,090	223,434,331
Shares issued in reinvestment of dividends	8,065	141,380

Total issued	36,467,155	223,575,711
Shares redeemed	(55,992,127)	(209,286,166)

Net increase (decrease)	(19,524,972)	14,289,545

SL Agency**
Shares sold	22,539,601,350	—
Shares issued in reinvestment of dividends	8	—

Total issued	22,539,601,358	—
Shares redeemed	(18,530,552,908)	—

Net increase	4,009,048,450	—

Trust
Shares sold	62,128,770	108,617,742
Shares issued in reinvestment of dividends	58,894	99

Total issued	62,187,664	108,617,841
Shares redeemed	(101,224,685)	(14,013,954)

Net increase (decrease)	(39,037,021)	94,603,887

*	Period from February 28, 2008 (commencement of operations) to December 31, 2008.
**	Period from February 4, 2009 (commencement of operations) to December 31, 2009.

6. Federal Insurance:

The BlackRock Cash Funds: Prime and BlackRock Cash Funds: Institutional (the “Covered Funds”) participated in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”), which terminated on September 18, 2009. As a result of the Covered Funds’ participation in the Program, in the event the Covered Funds’ net asset value fell below $0.995 per share, shareholders in the Covered Funds would have had federal insurance of $1.00 per share up to the lesser of a shareholder’s balance in the Covered Funds as of the close of business on September 19, 2008, or the remaining balance of such shareholder’s account as of the date the guarantee was triggered. Any increase in the number of shares in a shareholder’s account after the close of business on September 19, 2008 and any investments after a shareholder closed their account would not have been guaranteed. As a participant in the Program, the Covered Funds paid a participation fee of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.015% for the period December 19, 2008 through April 30, 2009 for the Covered Funds’ shares outstanding value as of September 19, 2008. The Program was extended through September 18, 2009 and the Covered Funds opted to participate in the extension period and paid an additional fee of 0.015% of the Covered Funds’ net asset value as of September 19, 2008, for the period May 1, 2009 through September 18, 2009. The participation fees paid by the Covered Funds for the period from January 1, 2009 through September 18, 2009 are shown as Federal insurance expense on the Statements of Operations. These fees are not ordinary expenses and are not covered by the contractual agreement to reduce fees and reimburse expenses. The BlackRock Cash Funds: Government and BlackRock Cash Funds: Treasury did not participate in the Program.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through February 24, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

ANNUAL REPORT	DECEMBER 31, 2009	39

Report of Independent Registered Public Accounting Firm	BlackRock Funds III

To the Shareholders and Board of Trustees of BlackRock Funds III:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the BlackRock Cash Funds: Government, Black-Rock Cash Funds: Institutional, BlackRock Cash Funds: Prime and BlackRock Cash Funds: Treasury, (each a “Fund” and together, the “Funds”), at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods presented, and the financial highlights for the Aon Captives, Capital, Institutional, Premium, Select, SL Agency and Trust Share Classes for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 24, 2010

Important Tax Information (Unaudited)

Pursuant to Section 852(b)(3)(C) of the Internal Revenue Code (the “Code”), the BlackRock Cash Funds: Institutional designates $728 as long-term capital gains distributions for the tax year ended December 31, 2009.

Under Section 871(k)(2)(C) of the Code, the BlackRock Cash Funds: Institutional designates $63,104 as short-term capital gains distributions for the tax year ended December 31, 2009.

The following information is provided with respect to the ordinary income distributions paid by BlackRock Cash Funds: Government, BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and BlackRock Cash Funds: Treasury for the taxable year ended December 31, 2009:

Interest Related Dividends for Non-U.S. Residents*

Month Paid:	BlackRock Cash Funds: Government	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury
January 2009	100.00%	93.52%	88.57%	100.00%
February 2009	100.00%	93.84%	90.06%	100.00%
March 2009	100.00%	86.44%	91.18%	100.00%
April 2009	100.00%	94.57%	90.78%	100.00%
May 2009	100.00%	94.84%	89.92%	100.00%
June 2009	100.00%	95.33%	89.96%	100.00%
July 2009	100.00%	86.35%	78.14%	100.00%
August 2009	100.00%	94.34%	97.11%	100.00%
September 2009	100.00%	96.51%	98.11%	100.00%
October 2009	100.00%	92.87%	100.00%	100.00%
November 2009	100.00%	100.00%	100.00%	100.00%
December 2009	100.00%	100.00%	99.97%	100.00%

				January 2009 - December 2009
Federal Obligation Interest**
BlackRock Cash Funds: Institutional				4.32%
BlackRock Cash Funds: Prime				2.88%
BlackRock Cash Funds: Treasury				29.77%

*	Represents the portion of the taxable ordinary dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations designated pursuant to Section 871(k)(1)(C) of the Code.
**	The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any of the dividends you received is exempt from state income taxes.

40	ANNUAL REPORT	DECEMBER 31, 2009

Proxy Results	BlackRock Funds III

A Special Meeting of Shareholders was held on November 20, 2009 for shareholders of record on September 30, 2009 to elect a Board of Trustees of the Trust and to approve a new investment advisory agreement between BlackRock Fund Advisors and MIP, on behalf of the Master Portfolio in which each Fund invests. Each vote represents one dollar of value of shares outstanding on the record date.

Approved the Trustees* as follows:

	Votes For	Votes Withheld
David O. Beim	33,396,814,991	18,546,278
Richard S. Davis	33,397,355,298	18,005,970
Ronald W. Forbes	33,396,599,262	18,762,007
Henry Gabbay	33,396,394,550	18,966,718
Dr. Matina Horner	33,397,040,975	18,320,294
Rodney D. Johnson	33,397,333,667	18,027,602
Herbert I. London	33,396,447,692	18,913,577
Cynthia A. Montgomery	33,394,049,102	21,312,167
Joseph P. Platt, Jr.	33,396,449,764	18,911,505
Robert C. Robb, Jr.	33,397,383,385	17,977,884
Toby Rosenblatt	33,397,497,474	17,863,795
Kenneth L. Urish	33,397,436,722	17,924,547
Frederick W. Winter	33,396,449,774	18,911,495

Approved the new investment advisory agreement as follows:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes**
BlackRock Cash Funds: Government	720,274,388	195,505	—	64,031,306
BlackRock Cash Funds: Institutional	20,328,933,523	—	2,701,498	239,363,038
BlackRock Cash Funds: Prime	6,662,163,661	1,022,273	—	453,210,960
BlackRock Cash Funds: Treasury	3,239,387,726	—	7,640	167,653,876

*	Denotes Trust-wide proposal and voting results.
**	Broker non-votes are proxies received by the Fund from brokers or nominees who did not receive instructions from the beneficial owner or other persons entitled to vote and who have no discretionary power to vote on a particular matter. Broker non-votes have the effect of a vote against the proposal.

ANNUAL REPORT	DECEMBER 31, 2009	41

Portfolio Information as of December 31, 2009	Master Investment Portfolio

Government Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Repurchase Agreements	100%

Total	100%

Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Commercial Paper	50%
Certificates of Deposit	19
Repurchase Agreements	18
U.S. Government Sponsored Agency Obligations	7
Time Deposits	3
U.S. Treasury Obligations	2
Corporate Notes	1

Total	100%

Prime Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Commercial Paper	48%
Repurchase Agreements	24
Certificates of Deposit	18
U.S. Government Sponsored Agency Obligations	5
Time Deposits	4
Corporate Notes	1

Total	100%

Treasury Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
U.S. Treasury Obligations	63%
Repurchase Agreements	37

Total	100%

42	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments December 31, 2009	Government Money Market Master Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Repurchase Agreements
Citigroup Global Markets Holdings Inc. Tri-Party 0.01%, dated 12/31/09, due 1/4/10, maturity value $150,000,167 (collateralized by U.S. government obligations, value $154,500,001, 0.74% to 6.00%, 1/15/29 to 5/15/38)	$150,000	$150,000,000
Credit Suisse First Boston Tri-Party 0.00%, dated 12/31/09, due 1/4/10, maturity value $50,000,000 (collateralized by U.S. government obligations, value $51,000,800, 5.00% to 5.50%, 4/1/23 to 1/1/24)	50,000	50,000,000
Goldman Sachs Group Inc. (The) Tri-Party 0.01%, dated 12/31/09, due 1/4/10, maturity value $150,000,167 (collateralized by U.S. government obligations, value $153,000,000, 3.50% to 6.50%, 4/1/34 to 5/1/39)	150,000	150,000,000
JPMorgan Securities Inc. Tri-Party 0.00%, dated 12/31/09, due 1/4/10, maturity value $75,000,000 (collateralized by U.S. government obligations, value $76,503,474, 4.13%, 8/15/10)	75,000	75,000,000
Morgan Stanley Tri-Party 0.00%, dated 12/31/09, due 1/4/10, maturity value $11,454,000 (collateralized by U.S. government obligations, value $11,731,672, 1.38% to 8.00%, 2/1/11 to 1/1/40)	11,454	11,454,000
Morgan Stanley Tri-Party 0.01%, dated 12/31/09, due 1/4/10, maturity value $150,000,167 (collateralized by U.S. government obligations, value $153,636,348, 1.38% to 8.00%, 2/1/11 to 1/1/40)	150,000	150,000,000
RBS Securities (USA) Inc. Tri-Party 0.01%, dated 12/31/09, due 1/4/10, maturity value $70,000,078 (collateralized by U.S. government obligations, value $71,401,409, 0.00%, 12/1/10)	70,000	70,000,000

Total Repurchase Agreements — 100.0%		656,454,000

Total Investments (Cost: $656,454,000*) — 100.0%		656,454,000
Liabilities in Excess of Other Assets — (0.0)%		(10,368)

Net Assets — 100.0%		$656,443,632

*	Cost for federal income tax purposes.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1	—
Level 2	$656,454,000
Level 3	—

Total	$656,454,000

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	43

Schedule of Investments December 31, 2009	Money Market Master Portfolio
(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Yankee (a)
Banco Bilbao Vizcaya Argentaria S.A., New York:
0.25%, 1/28/10	$75,000	$75,000,281
0.28%, 3/08/10	225,000	225,002,061
0.32%, 12/13/10	77,600	77,600,000
Bank of Nova Scotia, Houston:
0.21%, 1/14/10	80,000	80,000,000
0.20%, 2/12/10	46,000	46,000,000
0.17%, 2/25/10	65,000	65,000,000
0.26%, 5/24/10	135,000	134,994,627
Bank of Nova Scotia, New York,
0.30%, 6/15/10	82,000	81,999,999
Bank of Tokyo-Mitsubishi UFJ Ltd., New York:
0.20%, 2/16/10	100,000	100,000,000
0.24%, 2/16/10	72,000	72,000,460
0.21%, 2/26/10	12,500	12,500,194
Barclays Bank Plc, New York,
0.30%, 6/11/10	135,000	135,000,000
BNP Paribas S.A., New York,
0.22%, 2/22/10	200,000	200,000,000
BNP Paribas S.A., San Francisco,
0.46%, 1/22/10	100,000	100,000,000
BNP Paribas, New York,
0.22%, 2/16/10	50,000	50,000,000
Calyon, New York:
0.46%, 2/22/10	115,000	115,000,000
0.31%, 3/29/10	75,000	75,000,000
DNB NOR Bank ASA, New York,
0.26%, 5/17/10	200,000	200,000,000
KBC Bank N.V., New York,
0.35%, 2/18/10	58,000	58,000,000
Lloyds TSB Bank Plc, New York:
0.20%, 2/16/10	150,000	150,000,000
0.25%, 4/19/10	200,000	200,000,000
Nordea Bank Finland Plc, New York,
0.19%, 2/12/10	65,000	65,000,000
Rabobank N.A.:
0.22%, 1/13/10	40,000	39,999,933
0.37%, 2/22/10	325,000	325,000,000
Rabobank Nederland N.V., New York,
0.20%, 3/18/10	75,000	75,000,000
Royal Bank of Canada, New York,
0.30%, 3/29/10	250,000	250,000,000
Royal Bank of Scotland Plc, Connecticut:
0.27%, 1/15/10	20,000	20,000,039
0.27%, 1/29/10	65,000	65,000,000
Societe Generale, New York:
0.24%, 1/11/10	40,000	40,000,000
0.23%, 1/13/10	40,000	40,000,133
0.24%, 1/13/10	15,000	15,000,000
0.25%, 1/22/10	50,000	50,000,000
0.20%, 2/16/10	40,000	40,000,511
0.23%, 3/15/10	40,000	40,000,811
0.24%, 4/15/10	253,000	253,000,000
Svenska Handelsbanken, New York,
0.26%, 3/08/10	145,000	145,001,328
Toronto Dominion Bank, New York:
0.42%, 3/15/10	80,000	80,003,236
0.65%, 4/15/10	95,000	95,076,561
UBS A.G., Stamford,
0.19%, 3/30/10	60,000	60,000,000

Total Certificates of Deposit — 18.7%		3,951,180,174

Commercial Paper (b)
Alpine Securitization Corp.,
0.20%, 1/14/10(c)	120,000	119,991,334
Amstel Funding Corp.,
0.90%, 1/22/10(c)	133,300	133,230,017
Amsterdam Funding Corp.:
0.28%, 1/05/10(c)	19,000	18,999,409
0.23%, 2/02/10(c)	61,000	60,987,529
Atlantic Asset Securities Corp.:
0.24%, 1/04/10(c)	37,000	36,999,260
0.24%, 1/11/10(c)	25,000	24,998,334
0.24%, 1/14/10(c)	30,000	29,997,400
0.17%, 1/15/10(c)	40,000	39,997,356
Australia and New Zealand Banking Group Ltd.:
0.21%, 4/15/10(c)	118,000	117,928,413
0.27%, 5/27/10(c)	110,000	109,879,550
Banco Bilbao Vizcaya Argentaria S.A., London:
0.26%, 3/10/10(c)	90,000	89,955,800
0.26%, 3/12/10(c)	70,000	69,964,611
0.27%, 3/16/10(c)	97,000	96,946,165
Barton Capital Corp.:
0.25%, 1/05/10(c)	25,000	24,999,305
0.30%, 1/06/10(c)	47,050	47,048,039
0.25%, 1/11/10(c)	20,000	19,998,611
0.25%, 1/12/10(c)	35,000	34,997,327
0.23%, 1/13/10(c)	18,000	17,998,620
0.25%, 1/19/10(c)	71,000	70,991,125
0.25%, 1/20/10(c)	133,054	133,036,445
0.25%, 1/21/10(c)	30,000	29,995,833
0.26%, 2/03/10(c)	12,046	12,043,129
0.26%, 2/04/10(c)	40,000	39,990,178
BNP Paribas Finance, Inc.:
0.46%, 1/11/10	150,000	149,980,875
0.23%, 1/13/10	15,000	14,998,850
BPCE S.A.,
0.26%, 3/01/10(c)	40,000	39,983,283
Bryant Park Funding LLC,
0.19%, 1/15/10(c)	100,000	99,992,611
CAFCO LLC:
0.26%, 1/11/10(c)	22,000	21,998,411
0.26%, 1/14/10(c)	40,000	39,996,245
0.26%, 1/15/10(c)	65,000	64,993,427
0.27%, 1/21/10(c)	22,000	21,996,700
0.27%, 1/27/10(c)	51,875	51,864,884
0.24%, 2/08/10(c)	8,125	8,122,942
Cancara Asset Securitisation LLC:
0.30%, 1/13/10(c)	70,000	69,993,000
0.24%, 1/22/10(c)	5,000	4,999,300
0.26%, 2/22/10(c)	75,000	74,971,833
0.26%, 3/10/10(c)	150,000	149,926,333
CBA (Delaware) Finance, Inc.:
0.21%, 2/16/10	50,000	49,986,903
0.19%, 2/25/10	165,000	164,952,715
0.30%, 3/18/10	85,000	84,946,166
0.31%, 3/22/10	70,000	69,951,778
Chariot Funding LLC,
0.17%, 1/21/10(c)	51,000	50,995,183
Charta LLC:
0.26%, 1/06/10(c)	15,000	14,999,458
0.26%, 1/12/10(c)	100,000	99,992,055
0.25%, 1/13/10(c)	50,000	49,995,833
0.25%, 1/14/10(c)	12,000	11,998,916
0.25%, 1/15/10(c)	50,000	49,995,139
0.26%, 1/19/10(c)	40,000	39,994,800
0.25%, 1/20/10(c)	60,000	59,992,084
0.25%, 1/21/10(c)	65,000	64,990,972
Citibank Credit Card Issuance Trust:
0.23%, 1/04/10(c)	110,000	109,997,892
0.33%, 1/04/10(c)	99,000	98,997,277

See Notes to Financial Statements.

44	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments (continued) December 31, 2009	Money Market Master Portfolio
(Percentages shown are based on Net Assets)

Commercial Paper (b)	Par (000)	Value
0.28%, 1/07/10(c)	$82,000	$81,996,174
0.23%, 2/02/10(c)	50,000	49,989,778
0.25%, 2/25/10(c)	40,000	39,984,722
Citibank Omni Master Trust,
0.55%, 1/04/10(c)	64,098	64,095,062
CRC Funding LLC:
0.26%, 1/14/10(c)	60,000	59,994,366
0.27%, 1/15/10(c)	40,000	39,995,800
Danske Corp. — GTD:
0.19%, 2/16/10(c)	50,000	49,987,861
0.19%, 2/19/10(c)	100,000	99,974,139
Dexia Delaware LLC,
0.29%, 1/22/10	400,000	399,932,333
DNB NOR Bank ASA:
0.23%, 1/11/10	50,000	49,996,805
0.28%, 1/14/10	175,000	174,982,305
0.34%, 3/11/10	50,000	49,967,416
Edison Asset Securitization LLC:
0.25%, 1/04/10(c)	40,000	39,999,167
0.21%, 2/22/10(c)	16,000	15,995,147
Enterprise Funding LLC:
0.21%, 2/02/10(c)	23,000	22,995,707
0.24%, 2/17/10(c)	40,044	40,031,453
Falcon Asset Securitization Co. LLC,
0.17%, 1/21/10(c)	70,053	70,046,384
Gemini Securitization Corp. LLC:
0.20%, 1/15/10(c)	35,000	34,997,278
0.22%, 2/11/10(c)	25,000	24,993,736
General Electric Capital Corp.:
0.23%, 1/04/10	115,000	114,997,796
0.23%, 2/23/10	120,000	119,959,367
0.24%, 2/23/10	100,000	99,964,667
0.21%, 3/02/10	30,000	29,989,500
0.25%, 3/04/10	250,000	249,892,361
Govco LLC:
0.25%, 1/11/10(c)	20,000	19,998,611
0.26%, 1/25/10(c)	150,000	149,974,000
0.23%, 2/17/10(c)	25,900	25,892,223
ING US Funding LLC,
0.20%, 2/16/10	165,000	164,957,833
Intesa Funding LLC:
0.22%, 2/08/10	135,000	134,968,650
0.18%, 2/16/10	65,000	64,985,050
0.20%, 2/16/10	20,000	19,994,889
0.21%, 4/19/10	125,000	124,921,250
Jupiter Securitization Co. LLC:
0.17%, 1/15/10(c)	110,000	109,992,728
0.17%, 1/19/10(c)	141,900	141,887,938
Kitty Hawk Funding Corp.:
0.19%, 1/15/10(c)	34,000	33,997,488
0.24%, 2/08/10(c)	75,000	74,981,000
0.19%, 2/10/10(c)	40,000	39,991,555
LMA Americas LLC:
0.24%, 1/19/10(c)	26,000	25,996,880
0.19%, 1/22/10(c)	60,000	59,993,350
0.19%, 1/25/10(c)	100,000	99,987,333
Matchpoint Master Trust,
0.23%, 1/06/10(c)	30,000	29,999,042
Mont Blanc Capital Corp.,
0.21%, 3/12/10(c)	55,000	54,977,542
National Australia Funding Delaware, Inc.,
0.18%, 2/17/10(c)	50,000	49,988,250
National Bank of Canada,
0.19%, 2/22/10	55,000	54,984,906
Nordea North America, Inc.:
0.25%, 1/25/10	25,000	24,995,833
0.31%, 3/15/10	150,000	149,905,709
Old Line Funding LLC:
0.23%, 1/12/10(c)	70,000	69,995,080
0.20%, 2/16/10(c)	50,583	50,570,073
0.19%, 2/22/10(c)	35,000	34,990,394
Rabobank USA Financial Corp.,
0.22%, 3/18/10	140,000	139,934,978
Ranger Funding Co. LLC:
0.25%, 1/08/10(c)	51,038	51,035,519
0.24%, 1/12/10(c)	80,000	79,994,133
0.25%, 2/02/10(c)	25,047	25,041,434
0.24%, 2/18/10(c)	60,000	59,980,800
RBS Holdings USA, Inc.:
0.40%, 1/05/10(c)	75,000	74,996,666
0.30%, 2/01/10(c)	73,000	72,981,141
0.19%, 2/16/10(c)	30,000	29,992,717
Santander Central Hispano Finance Delaware, Inc.:
0.50%, 1/14/10	236,000	235,957,389
0.45%, 1/22/10	50,000	49,986,875
Scaldis Capital LLC:
0.30%, 3/01/10(c)	20,000	19,990,167
0.26%, 3/11/10(c)	50,000	49,975,083
Societe Generale North America, Inc.:
0.24%, 3/01/10	75,000	74,970,500
0.34%, 3/24/10	150,000	149,883,834
Solitaire Funding LLC:
0.40%, 1/11/10(c)	100,000	99,988,889
0.32%, 1/27/10(c)	50,000	49,988,625
Straight-A Funding LLC:
0.18%, 2/02/10(c)	37,500	37,494,000
0.18%, 2/03/10(c)	25,035	25,030,869
0.18%, 2/04/10(c)	55,000	54,990,650
0.20%, 2/08/10(c)	33,000	32,993,033
0.20%, 2/16/10(c)	45,068	45,056,483
0.18%, 2/17/10(c)	25,000	24,994,125
0.19%, 2/18/10(c)	45,000	44,988,600
0.18%, 2/22/10(c)	60,000	59,984,400
Swedish Export Credit Corp.,
0.30%, 3/29/10	40,000	39,971,000
Tempo Finance Corp.:
0.30%, 1/04/10(c)	30,000	29,999,250
0.29%, 1/05/10(c)	45,000	44,998,550
0.26%, 2/02/10(c)	50,000	49,988,444
Thames Asset Global Securitization No. 1, Inc.:
0.24%, 1/29/10(c)	32,641	32,634,907
0.24%, 2/16/10(c)	40,000	39,987,734
0.18%, 2/24/10(c)	38,000	37,989,740
Thunder Bay Funding LLC,
0.19%, 1/14/10(c)	40,000	39,997,256
Thunder Bay Funding, Inc.:
0.24%, 1/06/10(c)	40,593	40,591,647
0.24%, 1/13/10(c)	20,000	19,998,400
Ticonderoga Funding LLC:
0.31%, 1/06/10(c)	15,018	15,017,353
0.25%, 2/17/10(c)	30,000	29,990,208
Toyota Credit Canada, Inc:
0.25%, 1/21/10	100,000	99,986,111
0.27%, 2/26/10	50,000	49,979,000
Toyota Motor Credit Corp.:
0.17%, 1/19/10	90,000	89,992,350
0.18%, 2/22/10	100,000	99,974,000
0.24%, 4/14/10	95,000	94,934,767

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	45

Schedule of Investments (continued) December 31, 2009	Money Market Master Portfolio
(Percentages shown are based on Net Assets)

Commercial Paper (b)	Par (000)	Value
Tulip Funding Corp.:
0.25%, 1/07/10(c)	$38,000	$37,998,417
0.25%, 1/14/10(c)	20,800	20,798,122
UniCredit Bank Ireland PLC,
0.32%, 3/02/10(c)	50,000	49,973,333
Westpac Banking Corp.:
0.27%, 1/11/10(c)	50,000	49,996,250
0.35%, 4/14/10(c)	200,000	199,799,722
Westpac Securities NZ Ltd.:
0.23%, 1/11/10(c)	50,000	49,996,805
0.25%, 2/16/10(c)	25,000	24,992,014
0.21%, 3/03/10(c)	60,000	59,978,650
Windmill Funding Corp.:
0.28%, 1/08/10(c)	31,000	30,998,312
0.23%, 2/01/10(c)	164,000	163,967,519
0.25%, 2/01/10(c)	47,000	46,989,882
Yorktown Capital LLC:
0.25%, 1/05/10(c)	4,256	4,255,882
0.26%, 1/05/10(c)	31,671	31,670,086
0.23%, 1/19/10(c)	12,018	12,016,618
0.26%, 2/02/10(c)	140,858	140,825,446
0.26%, 2/04/10(c)	74,862	74,843,617
0.23%, 2/08/10(c)	65,000	64,984,220
0.26%, 2/08/10(c)	148,386	148,345,277
0.24%, 2/17/10(c)	25,000	24,992,167

Total Commercial Paper — 50.8%		10,737,950,552

Corporate Notes (d)
Lloyds TSB Bank Plc, New York,
0.23%, 1/06/10	75,000	75,000,000
Societe Generale, New York,
0.38%, 2/05/10	110,000	110,000,000

Total Corporate Notes — 0.9%		185,000,000

Time Deposits
Banco Santander S.A.:
0.35%, 1/04/10	100,000	100,000,000
0.27%, 1/29/10	15,000	15,000,000
Citibank N.A.,
0.04%, 1/04/10	160,000	160,000,000
ING Bank N.V.:
0.30%, 1/07/10	90,000	90,000,000
0.30%, 1/08/10	75,000	75,000,000
State Street Corp.,
0.13%, 1/04/10	129,420	129,419,775

Total Time Deposits — 2.7%		569,419,775

U.S. Government Sponsored Agency Obligations
Fannie Mae,
3.00%, 7/12/10	150,000	152,163,024
Federal Farm Credit Bank Variable Rate Notes,
0.61%, 5/12/10 (d)	30,000	30,000,000
Federal Home Loan Bank, 0.32%, 1/20/10	150,000	149,998,652
Federal Home Loan Bank Discount Notes (b):
0.31%, 1/06/10	24,450	24,448,947
0.31%, 1/13/10	31,000	30,996,796
0.31%, 1/20/10	50,000	49,991,820
Federal Home Loan Bank Variable Rate Notes (d):
0.61%, 4/07/10	75,000	75,000,000
0.31%, 6/01/10	110,000	110,000,000
Freddie Mac Discount Notes (b):
0.31%, 1/11/10	178,275	178,259,649
0.30%, 1/19/10	25,400	25,396,191
0.34%, 2/02/10	200,000	199,939,554
0.24%, 3/08/10	50,000	49,978,000
0.25%, 3/15/10	50,000	49,974,653
0.25%, 3/23/10	150,000	149,915,624
0.26%, 3/23/10	173,088	172,988,691
0.25%, 7/12/10	100,000	99,866,666

Total U.S. Government Sponsored Agency Obligations — 7.3%		1,548,918,267

U.S. Treasury Obligations (b)
U.S. Treasury Bills:
0.28%, 1/14/10	300,000	299,969,668
0.29%, 1/21/10	75,000	74,987,917

Total U.S. Treasury Obligations — 1.8%		374,957,585

Repurchase Agreements
Banc of America Securities LLC Tri-Party 0.24%, dated 12/31/09, due 1/4/10, maturity value $700,018,667 (collateralized by non-U.S. government debt securities, value $735,000,000, 0.00% to 5.64%, 4/15/13 to 2/25/45)	700,000	700,000,000
BNP Paribas Securities Corp. Tri-Party 0.21%, dated 12/31/09, due 1/4/10, maturity value $585,013,650 (collateralized by non-U.S. government debt securities, value $602,550,000, 4.95% to 12.00%, 4/15/10 to 5/15/27)	585,000	585,000,000
Citigroup Global Markets Holding Inc. Tri-Party 0.26%, dated 12/31/09, due 1/4/10, maturity value $115,003,322 (collateralized by U.S. government obligations, value $118,450,000, 1.19% to 5.25%, 3/25/27 to 8/25/39)	115,000	115,000,000
Citigroup Global Markets Holding Inc. Tri-Party 0.46%, dated 12/31/09, due 1/4/10, maturity value $80,004,089 (collateralized by U.S. government obligations, value $82,400,000, 1.19% to 5.25%, 3/25/27 to 8/25/39)	80,000	80,000,000
Citigroup Global Markets Holding Inc. Tri-Party 0.50%, dated 12/31/09, due 1/7/10, maturity value $250,024,306 (collateralized by U.S. government obligations, value $257,500,000, 1.19% to 5.25%, 3/25/27 to 8/25/39)	250,000	250,000,000
Citigroup Global Markets Holding Inc. Tri-Party 0.56%, dated 12/31/09, due 1/4/10, maturity value $250,015,556 (collateralized by non-U.S. government debt securities, value $323,928,810, 0.00% to 8.00%, 6/15/10 to 6/1/46)	250,000	250,000,000
Goldman Sachs Group Inc. (The) Tri-Party 0.40%, dated 12/31/09, due 3/15/10, maturity value $50,041,111 (collateralized by non-U.S. government debt securities, value $52,500,001, 0.00% to 6.72%, 11/15/10 to 1/1/49)	50,000	50,000,000

See Notes to Financial Statements.

46	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments (concluded)	Money Market Master Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Repurchase Agreements
Goldman Sachs Group Inc. (The) Tri-Party 0.42%, dated 12/31/09, due 2/16/10, maturity value $60,032,900 (collateralized by non-U.S. government debt securities, value $63,000,000, 0.00% to 8.50%, 8/25/34 to 9/15/39)	$60,000	$60,000,000
Goldman Sachs Group Inc. (The) Tri-Party 0.47%, dated 12/31/09, due 2/17/10, maturity value $40,025,067 (collateralized by non-U.S. government debt securities, value $42,000,001, 3.24% to 5.65%, 12/1/20 to 4/1/39)	40,000	40,000,000
Greenwich Capital Markets Tri-Party 0.21%, dated 12/31/09, due 1/4/10, maturity value $425,009,917 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $482,622,829, 0.00% to 14.21%, 4/15/12 to 12/10/49)	425,000	425,000,000
Greenwich Capital Markets Tri-Party 0.21%, dated 12/31/09, due 1/4/10, maturity value $50,001,167 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $56,779,156, 0.00% to 14.21%, 4/15/12 to 12/10/49)	50,000	50,000,000
HSBC Securities (USA) Inc. Tri-Party 0.14%, dated 12/31/09, due 1/4/10, maturity value $100,001,556 (collateralized by non-U.S. government debt securities, value $103,956,045, 0.00% to 10.75%, 3/15/10 to 12/30/49)	100,000	100,000,000
JPMorgan Securities Inc. Tri-Party 0.00%, dated 12/31/09, due 1/4/10, maturity value $150,000,000 (collateralized by U.S. government obligations, value $153,004,908, 0.88% to 4.13%, 8/15/10 to 4/30/11)	150,000	150,000,000
JPMorgan Securities Inc. Tri-Party 0.41%, dated 12/31/09, due 1/4/10, maturity value $370,016,856 (collateralized by non-U.S. government debt securities, value $386,504,082, 0.00% to 6.95%, 5/7/10 to 11/15/36)	370,000	370,000,000
Morgan Stanley Tri-Party 0.00%, dated 12/31/09, due 1/4/10, maturity value $238,333,000 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $253,853,966, 0.00% to 10.18%, 1/4/10 to 6/11/50)	238,333	238,333,000
Morgan Stanley Tri-Party 0.38%, dated 12/31/09, due 3/1/10, maturity value $75,047,500 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $79,884,227, 0.00% to 10.18%, 1/4/10 to 6/11/50)	75,000	75,000,000
Morgan Stanley Tri-Party 0.73%, dated 12/31/09, due 3/1/10, maturity value $100,121,667 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $106,512,303, 0.00% to 10.18%, 1/4/10 to 6/11/50)	100,000	100,000,000
RBS Securities Inc. Tri-Party 0.00%, dated 12/31/09, due 1/4/10, maturity value $125,000,000 (collateralized by U.S. government obligations, value $127,503,089, 0.00% to 5.45%, 4/28/10 to 4/23/29)	125,000	125,000,000

Total Repurchase Agreements — 17.8%		3,763,333,000

Total Investments (Cost: $21,130,759,353*) — 100.0%		21,130,759,353
Other Assets in Excess of Liabilities — 0.0%		3,988,175

Net Assets — 100.0%		$21,134,747,528

GTD Guaranty

*	Cost for federal income tax purposes.

(a)	Issuer is a U.S. branch of a foreign domiciled bank.

(b)	Rate shown reflects the discount rate at the time of purchase.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1	—
Level 2[1]	$21,130,759,353
Level 3	—

Total	$21,130,759,353

1	See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	47

Schedule of Investments December 31, 2009	Prime Money Market Master Portfolio
(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Yankee (a)
Banco Bilbao Vizcaya Argentaria S.A., New York:
0.25%, 1/28/10	$25,000	$25,000,094
0.28%, 3/08/10	75,000	75,000,687
0.32%, 12/13/10	39,200	39,200,000
Bank of Montreal, Chicago,
0.21%, 3/23/10	34,270	34,270,000
Bank of Nova Scotia, Houston:
0.20%, 2/12/10	44,000	44,000,000
0.17%, 2/25/10	25,000	25,000,000
0.26%, 5/24/10	65,000	64,997,413
Bank of Nova Scotia, New York,
0.30%, 6/15/10	60,000	59,999,999
Bank of Tokyo-Mitsubishi UFJ Ltd., New York:
0.18%, 1/04/10	45,000	45,000,000
0.24%, 2/16/10	100,000	100,000,639
0.21%, 2/26/10	12,500	12,500,194
0.23%, 3/22/10	73,230	73,230,000
Barclays Bank Plc, New York,
0.30%, 6/11/10	65,000	65,000,000
BNP Paribas S.A., New York,
0.22%, 2/22/10	15,000	15,000,000
BNP Paribas, New York,
0.22%, 2/16/10	50,000	50,000,000
Calyon, New York:
0.46%, 2/22/10	85,000	85,000,000
0.31%, 3/29/10	25,000	25,000,000
DNB NOR Bank ASA, New York:
0.37%, 2/24/10	60,000	60,000,000
0.26%, 5/17/10	92,000	92,000,000
KBC Bank N.V., New York,
0.35%, 2/18/10	30,000	30,000,000
Lloyds TSB Bank Plc, New York:
0.20%, 2/16/10	90,000	90,000,000
0.25%, 4/19/10	146,000	146,000,000
Nordea Bank Finland Plc, New York,
0.19%, 2/12/10	50,000	50,000,000
Rabobank N.A.:
0.40%, 2/16/10	100,000	100,000,000
0.37%, 2/22/10	75,000	75,000,000
0.32%, 4/01/10	50,000	50,000,000
Rabobank Nederland N.V., New York,
0.20%, 3/18/10	35,000	35,000,000
Royal Bank of Canada, New York,
0.30%, 3/29/10	100,000	100,000,000
Royal Bank of Scotland Plc, Connecticut,
0.27%, 1/29/10	25,000	25,000,000
Societe Generale, New York:
0.24%, 1/11/10	85,000	85,000,000
0.24%, 1/13/10	35,000	35,000,000
0.22%, 3/01/10	147,000	147,000,000
0.24%, 4/15/10	20,000	20,000,000
Svenska Handelsbanken, New York,
0.26%, 3/08/10	50,000	50,000,458
Toronto Dominion Bank, New York:
0.18%, 2/22/10	25,000	25,000,000
0.42%, 3/15/10	65,000	65,002,629
UBS A.G., Stamford,
0.19%, 3/30/10	30,000	30,000,000

Total Certificates of Deposit — 17.6%		2,148,202,113

Commercial Paper (b)
Alpine Securitization Corp.,
0.20%, 1/14/10(c)	59,200	59,195,724
Amstel Funding Corp.:
0.88%, 1/14/10(c)	70,000	69,977,882
0.95%, 1/21/10(c)	73,000	72,961,472
Amsterdam Funding Corp.:
0.28%, 1/05/10(c)	20,000	19,999,378
0.23%, 2/02/10(c)	40,000	39,991,822
Atlantic Asset Securities Corp.:
0.24%, 1/04/10(c)	50,000	49,999,000
0.20%, 1/06/10(c)	52,000	51,998,556
0.25%, 1/06/10(c)	25,000	24,999,132
0.18%, 1/08/10(c)	25,000	24,999,125
0.24%, 1/11/10(c)	25,000	24,998,334
0.24%, 1/14/10(c)	20,000	19,998,266
0.17%, 1/15/10(c)	20,000	19,998,678
Australia and New Zealand Banking Group Ltd.:
0.21%, 4/15/10(c)	62,000	61,962,387
0.27%, 5/27/10(c)	55,750	55,688,954
Banco Bilbao Vizcaya Argentaria S.A., London:
0.26%, 3/10/10(c)	85,000	84,958,256
0.26%, 3/12/10(c)	95,000	94,951,972
0.27%, 3/16/10(c)	53,000	52,970,585
Barton Capital Corp.:
0.25%, 1/05/10(c)	25,000	24,999,305
0.25%, 1/11/10(c)	40,046	40,043,219
0.25%, 1/12/10(c)	35,021	35,018,325
0.25%, 1/19/10(c)	70,000	69,991,250
0.25%, 1/20/10(c)	90,150	90,138,105
0.25%, 1/21/10(c)	35,000	34,995,139
0.19%, 2/02/10(c)	34,373	34,367,195
0.26%, 2/03/10(c)	20,000	19,995,233
0.26%, 2/04/10(c)	40,000	39,990,178
BNP Paribas Finance, Inc.,
0.23%, 1/13/10	35,000	34,997,317
BPCE S.A.,
0.26%, 3/01/10(c)	20,000	19,991,642
Bryant Park Funding LLC,
0.17%, 1/11/10(c)	25,000	24,998,820
CAFCO LLC:
0.26%, 1/11/10(c)	22,000	21,998,411
0.26%, 1/14/10(c)	10,000	9,999,061
0.26%, 1/15/10(c)	101,000	100,989,788
Cancara Asset Securitisation LLC:
0.26%, 2/22/10(c)	25,000	24,990,611
0.26%, 3/10/10(c)	100,000	99,950,889
CBA (Delaware) Finance, Inc.:
0.21%, 2/10/10	142,000	141,967,656
0.19%, 2/23/10	25,000	24,993,191
0.19%, 2/25/10	67,500	67,480,636
Chariot Funding LLC,
0.16%, 1/07/10(c)	30,000	29,999,200
Charta LLC:
0.26%, 1/06/10(c)	15,000	14,999,458
0.26%, 1/12/10(c)	50,000	49,996,028
0.26%, 1/19/10(c)	35,000	34,995,450
Citibank Credit Card Issuance Trust:
0.23%, 1/04/10(c)	22,000	21,999,579
0.33%, 1/04/10(c)	99,700	99,697,259
0.28%, 1/05/10(c)	112,000	111,996,515
0.28%, 1/07/10(c)	22,000	21,998,973
0.23%, 2/02/10(c)	50,000	49,989,778
CRC Funding LLC:
0.26%, 1/14/10(c)	90,000	89,991,550
0.27%, 1/15/10(c)	40,000	39,995,800
Danske Corp. — GTD:
0.19%, 2/16/10(c)	82,000	81,980,092
0.19%, 2/19/10(c)	50,000	49,987,069
Dexia Delaware LLC,
0.29%, 1/22/10	100,000	99,983,083
DNB NOR Bank ASA,
0.23%, 1/11/10	50,000	49,996,805

See Notes to Financial Statements.

48	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments (continued)	Prime Money Market Master Portfolio
(Percentages shown are based on Net Assets)

Commercial Paper (b)	Par (000)	Value
Edison Asset Securitization LLC:
0.25%, 1/04/10(c)	$60,000	$59,998,750
0.21%, 2/22/10(c)	17,292	17,286,755
Enterprise Funding LLC:
0.21%, 2/02/10(c)	23,000	22,995,707
0.24%, 2/17/10(c)	10,000	9,996,867
Erasmus Capital Corp.,
0.22%, 1/22/10(c)	137,700	137,682,329
Falcon Asset Securitization Co. LLC,
0.17%, 1/21/10(c)	20,000	19,998,111
Gemini Securitization Corp. LLC:
0.20%, 1/15/10(c)	15,000	14,998,833
0.22%, 2/11/10(c)	25,000	24,993,736
General Electric Capital Corp.:
0.23%, 1/04/10	134,000	133,997,432
0.23%, 2/23/10	55,000	54,981,376
0.24%, 2/23/10	25,000	24,991,167
0.21%, 3/02/10	20,000	19,993,000
0.25%, 3/04/10	45,000	44,980,625
Govco LLC:
0.26%, 1/05/10(c)	6,000	5,999,826
0.26%, 1/07/10(c)	50,000	49,997,833
0.26%, 1/25/10(c)	30,000	29,994,800
0.23%, 2/17/10(c)	15,000	14,995,496
ING US Funding LLC,
0.20%, 2/16/10	80,000	79,979,556
Intesa Funding LLC:
0.22%, 2/08/10	65,000	64,984,905
0.18%, 2/16/10	23,850	23,844,515
0.20%, 2/16/10	25,000	24,993,611
0.21%, 4/19/10	75,000	74,952,750
KBC Financial Products International Ltd.:
0.48%, 3/12/10	53,900	53,849,693
0.46%, 3/22/10	130,000	129,867,111
Kitty Hawk Funding Corp.:
0.24%, 2/08/10(c)	29,248	29,240,591
0.19%, 2/10/10(c)	34,471	34,463,723
0.21%, 2/22/10(c)	50,138	50,122,791
LMA Americas LLC,
0.19%, 1/25/10(c)	68,000	67,991,387
Matchpoint Master Trust,
0.23%, 1/06/10(c)	80,000	79,997,444
Mont Blanc Capital Corp.,
0.21%, 3/12/10(c)	30,000	29,987,750
Nordea North America, Inc.,
0.25%, 1/25/10	24,500	24,495,917
Old Line Funding LLC:
0.18%, 1/20/10(c)	30,033	30,030,147
0.19%, 2/22/10(c)	25,000	24,993,139
Rabobank USA Financial Corp.,
0.22%, 3/18/10	60,000	59,972,133
Ranger Funding Co. LLC:
0.25%, 1/08/10(c)	50,000	49,997,569
0.24%, 1/12/10(c)	70,123	70,117,858
0.24%, 2/18/10(c)	15,066	15,061,179
0.21%, 2/24/10(c)	25,000	24,992,125
RBS Holdings USA, Inc.:
0.40%, 1/05/10(c)	75,000	74,996,666
0.30%, 2/01/10(c)	10,000	9,997,416
0.19%, 2/16/10(c)	30,000	29,992,717
Scaldis Capital LLC:
0.30%, 3/01/10(c)	10,000	9,995,083
0.26%, 3/11/10(c)	45,000	44,977,575
Societe Generale North America, Inc.:
0.24%, 3/01/10	25,000	24,990,167
0.34%, 3/24/10	100,000	99,922,555
Solitaire Funding LLC,
0.32%, 1/27/10(c)	15,000	14,996,588
Straight-A Funding LLC:
0.18%, 2/02/10(c)	22,500	22,496,400
0.19%, 2/02/10(c)	65,000	64,989,022
0.18%, 2/03/10(c)	50,000	49,991,750
0.18%, 2/04/10(c)	25,000	24,995,750
0.19%, 2/05/10(c)	25,000	24,995,382
0.20%, 2/16/10(c)	25,000	24,993,611
0.20%, 2/16/10(c)	30,000	29,992,333
Swedish Export Credit Corp.,
0.30%, 3/29/10	35,000	34,974,625
Tempo Finance Corp.:
0.30%, 1/04/10(c)	30,000	29,999,250
0.26%, 2/02/10(c)	15,000	14,996,533
Thames Asset Global Securitization No. 1, Inc.,
0.24%, 2/16/10(c)	40,000	39,987,734
Thunder Bay Funding LLC,
0.19%, 1/14/10(c)	40,000	39,997,256
Thunder Bay Funding, Inc.:
0.24%, 1/06/10(c)	10,000	9,999,667
0.24%, 1/13/10(c)	13,674	13,672,906
Ticonderoga Funding LLC:
0.26%, 1/27/10(c)	43,000	42,991,926
0.25%, 2/17/10(c)	13,048	13,043,741
Toyota Motor Credit Corp.:
0.17%, 1/19/10	70,000	69,994,050
0.44%, 2/08/10	40,000	39,981,422
0.18%, 2/22/10	30,000	29,992,200
0.20%, 3/10/10	25,000	24,990,556
0.24%, 4/14/10	45,000	44,969,100
Variable Funding Capital Corp.,
0.18%, 1/19/10(c)	15,000	14,998,650
Westpac Banking Corp.:
0.35%, 1/21/10(c)	55,000	54,989,305
0.21%, 2/16/10(c)	30,000	29,992,142
Westpac Securities NZ Ltd.:
0.23%, 1/11/10(c)	100,000	99,993,611
0.25%, 2/16/10(c)	75,000	74,976,041
0.21%, 3/03/10(c)	25,000	24,991,104
Windmill Funding Corp.:
0.28%, 1/08/10(c)	30,000	29,998,366
0.23%, 2/01/10(c)	55,000	54,989,107
Yorktown Capital LLC:
0.25%, 1/05/10(c)	4,000	3,999,889
0.26%, 1/05/10(c)	31,671	31,670,086
0.23%, 2/08/10(c)	35,000	34,991,503

Total Commercial Paper — 47.7%		5,828,474,455

Corporate Notes (d)
Lloyds TSB Bank Plc, New York,
0.23%, 1/06/10	45,000	45,000,000
Metropolitan Life Insurance Funding Agreement,
0.61%, 2/01/10	15,000	15,000,000
Societe Generale, New York,
0.38%, 2/05/10	75,000	75,000,000

Total Corporate Notes — 1.1%		135,000,000

Time Deposits
Banco Santander S.A.:
0.35%, 1/04/10	65,000	65,000,000
0.27%, 1/29/10	80,000	80,000,000
Citibank N.A.,
0.04%, 1/04/10	105,000	105,000,000

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	49

Schedule of Investments (continued)	Prime Money Market Master Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Time Deposits
ING Bank N.V.,
0.30%, 1/07/10	$10,000	$10,000,000
State Street Corp.,
0.13%, 1/04/10	233,589	233,589,070

Total Time Deposits — 4.1%		493,589,070

U.S. Government Sponsored Agency Obligations
Fannie Mae Discount Notes (b):
0.04%, 1/08/10	200,000	199,998,444
0.31%, 1/12/10	50,000	49,995,265
0.30%, 1/27/10	85,000	84,981,583
Federal Farm Credit Bank Variable Rate Notes,
0.61%, 5/12/10(d)	20,000	20,000,000
Federal Home Loan Bank Discount Notes,
0.05%, 1/27/10(b)	100,000	99,996,389
Federal Home Loan Bank Variable Rate Notes (d):
0.61%, 4/07/10	25,000	25,000,000
0.31%, 6/01/10	70,000	70,000,000
Freddie Mac Discount Notes,
0.06%, 2/04/10(b)	110,000	109,994,286

Total U.S. Government Sponsored Agency Obligations — 5.4%		659,965,967

Repurchase Agreements
Banc of America Securities LLC Tri-Party 0.24%, dated 12/31/09, due 1/4/10, maturity value $150,004,000 (collateralized by non-U.S. government debt securities, value $157,500,001, 0.00% to 9.00%, 10/7/13 to 6/11/50)	150,000	150,000,000
BNP Paribas Securities Corp. Tri-Party 0.21%, dated 12/31/09, due 1/4/10, maturity value $365,008,517 (collateralized by non-U.S. government debt securities, value $376,808,162, 4.25% to 9.38%, 6/1/10 to 4/1/39)	365,000	365,000,000
Citigroup Global Markets Holdings Inc. Tri-Party 0.00%, dated 12/31/09, due 1/4/10, maturity value $181,386,000 (collateralized by U.S. government obligations, value $185,013,749, 3.63%, 8/15/19)	181,386	181,386,000
Citigroup Global Markets Holdings Inc. Tri-Party 0.01%, dated 12/31/09, due 1/4/10, maturity value $25,000,028 (collateralized by U.S. government obligations, value $25,500,000, 4.51% to 5.69%, 3/1/34 to 10/1/36)	25,000	25,000,000
Citigroup Global Markets Holdings Inc. Tri-Party 0.26%, dated 12/31/09, due 1/4/10, maturity value $50,001,444 (collateralized by U.S. government obligations, value $51,000,055, 0.00% to 4.13%, 5/12/10 to 8/22/12)	50,000	50,000,000
Citigroup Global Markets Holdings Inc. Tri-Party 0.46%, dated 12/31/09, due 1/4/10, maturity value $50,002,556 (collateralized by U.S. government obligations, value $51,000,055, 0.00% to 4.13%, 5/12/10 to 8/22/12)	50,000	50,000,000
Credit Suisse First Boston Tri-Party 0.00%, dated 12/31/09, due 1/4/10, maturity value $200,000,000 (collateralized by U.S. government obligations, value $204,003,305, 4.25% to 6.25%, 8/15/14 to 8/15/23)	200,000	200,000,000
Goldman Sachs Group Inc. (The) Tri-Party 0.00%, dated 12/31/09, due 1/4/10, maturity value $112,000,000 (collateralized by U.S. government obligations, value $114,240,024, 1.50% to 1.75%, 12/31/13 to 3/31/14)	112,000	112,000,000
Goldman Sachs Group Inc. (The) Tri-Party 0.47%, dated 12/31/09, due 2/17/10, maturity value $20,012,533 (collateralized by non-U.S. government debt securities, value $21,000,001, 5.65%, 4/1/39)	20,000	20,000,000
Greenwich Capital Markets Inc. Tri-Party 0.21%, dated 12/31/09, due 1/4/10, maturity value $20,000,467 (collateralized by U.S. government obligations, value $20,604,085, 5.00%, 11/20/38)	20,000	20,000,000
Greenwich Capital Markets Inc. Tri-Party 0.21%, dated 12/31/09, due 1/4/10, maturity value $250,005,833 (collateralized by non-U.S. government debt securities, value $280,696,531, 0.00% to 10.20%, 4/1/11 to 5/15/58)	250,000	250,000,000
JPMorgan Securities Inc. Tri-Party 0.00%, dated 12/31/09, due 1/4/10, maturity value $290,800,000 (collateralized by U.S. government obligations, value $296,619,775, 1.38% to 7.63%, 2/15/12 to 2/15/25)	290,800	290,800,000
JPMorgan Securities Inc. Tri-Party 0.21%, dated 12/31/09, due 1/4/10, maturity value $100,002,333 (collateralized by non-U.S. government debt securities, value $105,000,342, 0.00% to 9.00%, 1/15/10 to 2/15/51)	100,000	100,000,000
JPMorgan Securities Inc. Tri-Party 0.21%, dated 12/31/09, due 1/4/10, maturity value $300,007,000 (collateralized by non-U.S. government debt securities, value $315,001,027, 0.00% to 9.00%, 1/15/10 to 2/15/51)	300,000	300,000,000
JPMorgan Securities Inc. Tri-Party 0.21%, dated 12/31/09, due 1/4/10, maturity value $50,001,167 (collateralized by non-U.S. government debt securities, value $51,500,263, 1.40% to 6.00%, 1/31/11 to 11/15/17)	50,000	50,000,000
JPMorgan Securities Inc. Tri-Party 0.41%, dated 12/31/09, due 1/4/10, maturity value $50,002,278 (collateralized by non-U.S. government debt securities, value $52,502,987, 1.49%, 8/5/19)	50,000	50,000,000
Morgan Stanley Tri-Party 0.00%, dated 12/31/09, due 1/4/10, maturity value $215,378,000 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $227,427,387, 0.00% to 8.13%, 1/4/10 to 12/10/49)	215,378	215,378,000

See Notes to Financial Statements.

50	ANNUAL REPORT	DECEMBER 31, 2009

Schedule of Investments (concluded)	Prime Money Market Master Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Repurchase Agreements
Morgan Stanley Tri-Party 0.19%, dated 12/31/09, due 1/4/10, maturity value $232,004,898 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $245,805,305, 0.00% to 10.18%, 1/4/10 to 6/11/50)	$232,000	$232,000,000
Morgan Stanley Tri-Party 0.38%, dated 12/31/09, due 3/1/10, maturity value $35,022,167 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $36,958,086, 0.00% to 8.13%, 1/4/10 to 12/10/49)	35,000	35,000,000
Morgan Stanley Tri-Party 0.73%, dated 12/31/09, due 3/1/10, maturity value $46,055,967 (collateralized by U.S. government obligations and non-U.S. government debt securities, value $48,573,484, 0.00% to 8.13%, 1/4/10 to 12/10/49)	46,000	46,000,000
RBS Securities (USA) Inc. Tri-Party 0.00%, dated 12/31/09, due 1/4/10, maturity value $200,000,000 (collateralized by U.S. government obligations, value $204,000,001, 5.00%, 4/18/17)	200,000	200,000,000

Total Repurchase Agreements — 24.1%		2,942,564,000

Total Investments (Cost: $12,207,795,605*) — 100.0%		12,207,795,605
Other Assets in Excess of Liabilities — 0.0%		720,183

Net Assets — 100.0%		$12,208,515,788

GTD Guaranty

*	Cost for federal income tax purposes.

(a)	Issuer is a U.S. branch of a foreign domiciled bank.

(b)	Rate shown reflects the discount rate at the time of purchase.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1	—
Level 2[1]	$12,207,795,605
Level 3	—

Total	$12,207,795,605

1	See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	51

Schedule of Investments December 31, 2009	Treasury Money Market Master Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
U.S. Treasury Obligations (a)
U.S. Treasury Bills:
0.26%, 1/07/10	$25,000	$24,998,916
0.27%, 1/14/10	50,000	49,995,125
0.00%, 1/28/10	180,000	179,999,999
0.01%, 1/28/10	100,000	99,999,625
0.29%, 1/28/10	50,000	49,989,125
0.02%, 2/04/10	500,000	499,990,556
0.27%, 2/04/10	30,000	29,992,279
0.02%, 2/11/10	250,000	249,994,306
0.03%, 2/11/10	250,000	249,992,882
0.34%, 2/11/10	50,000	49,980,638
0.27%, 2/18/10	30,000	29,989,200
0.04%, 2/25/10	150,000	149,991,979
0.26%, 2/25/10	50,000	49,980,139
0.05%, 3/04/10	150,000	149,988,117
0.05%, 3/11/10	100,000	99,990,417
0.06%, 3/11/10	75,000	74,991,375
0.27%, 3/11/10	25,000	24,987,062
0.06%, 3/25/10	100,000	99,985,475
0.20%, 3/25/10	50,000	49,976,945
0.09%, 4/01/10	50,000	49,988,812
0.10%, 4/01/10	95,000	94,976,250
0.11%, 4/01/10	95,000	94,974,587
0.50%, 4/01/10	25,000	24,968,750
0.43%, 5/06/10	25,000	24,962,673
0.52%, 6/03/10	50,000	49,889,499
0.43%, 6/10/10	25,000	24,952,778
0.42%, 6/17/10	25,000	24,951,871
0.17%, 6/24/10	25,000	24,979,458
0.49%, 7/01/10	50,000	49,878,076
0.49%, 7/29/10	25,000	24,929,245

Total U.S. Treasury Obligations — 63.1%		2,704,266,159

Repurchase Agreements
Citigroup Global Markets Holdings Inc. Tri-Party 0.00%, dated 12/31/09, due 1/4/10, maturity value $25,000,000 (collateralized by U.S. government obligations, value $25,500,046, 1.13%, 6/30/11)	25,000	25,000,000
Credit Suisse First Boston Tri-Party 0.02%, dated 12/31/09, due 1/7/10, maturity value $300,001,167 (collateralized by U.S. government obligations, value $306,000,026, 4.00% to 6.13%, 8/15/18 to 11/15/27)	300,000	300,000,000
Credit Suisse First Boston Tri-Party 0.03%, dated 12/31/09, due 1/4/10, maturity value $500,001,667 (collateralized by U.S. government obligations, value $510,000,356, 0.88% to 3.75%, 3/31/11 to 11/15/18)	500,000	500,000,000
Credit Suisse First Boston Tri-Party 0.08%, dated 12/31/09, due 1/11/10, maturity value $200,004,889 (collateralized by U.S. government obligations, value $204,001,171, 3.13% to 4.25%, 8/15/14 to 10/31/16)	200,000	200,000,000
Goldman Sachs Group Inc. (The) Tri-Party 0.00%, dated 12/31/09, due 1/4/10, maturity value $80,000,000 (collateralized by U.S. government obligations, value $81,600,032, 3.63% to 4.88%, 5/15/10 to 12/31/12)	80,000	80,000,000
JPMorgan Securities Inc. Tri-Party 0.00%, dated 12/31/09, due 1/4/10, maturity value $50,000,000 (collateralized by U.S. government obligations, value $51,002,560, 4.13% to 8.88%, 8/15/10 to 2/15/19)	50,000	50,000,000
Morgan Stanley Tri-Party 0.00%, dated 12/31/09, due 1/4/10, maturity value $140,000,000 (collateralized by U.S. government obligations, value $143,116,408, 1.38%, 4/15/12 to 5/15/12)	140,000	140,000,000
Morgan Stanley Tri-Party 0.00%, dated 12/31/09, due 1/4/10, maturity value $34,835,000 (collateralized by U.S. government obligations, value $35,610,429, 1.38%, 4/15/12 to 5/15/12)	34,835	34,835,000
RBS Securities (USA) Inc. Tri-Party 0.00%, dated 12/31/09, due 1/4/10, maturity value $255,000,000 (collateralized by U.S. government obligations, value $260,100,872, 1.45% to 5.13%, 9/10/10 to 4/18/17)	255,000	255,000,000

Total Repurchase Agreements — 36.9%		1,584,835,000

Total Investments (Cost: $4,289,101,159*) — 100.0%		4,289,101,159
Liabilities in Excess of Other Assets — (0.0)%		(163,250)

Net Assets — 100.0%		$4,288,937,909

*	Cost for federal income tax purposes.

(a)	Rate shown reflects the discount rate at the time of purchase.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1	—
Level 2[1]	$4,289,101,159
Level 3	—

Total	$4,289,101,159

1	See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

52	ANNUAL REPORT	DECEMBER 31, 2009

Statements of Assets and Liabilities	Master Investment Portfolio

December 31, 2009	Government Money Market Master Portfolio	Money Market Master Portfolio	Prime Money Market Master Portfolio	Treasury Money Market Master Portfolio
Assets
Investments at value - unaffiliated[1]	—	$17,367,426,353	$9,265,231,605	$2,704,266,159
Repurchase agreements - unaffiliated[2]	$656,454,000	3,763,333,000	2,942,564,000	1,584,835,000
Cash	330	—	—	377
Interest receivable	144	5,284,092	1,405,633	11,000
Receivable from advisor	1,614	—	—	—

Total assets	656,456,088	21,136,043,445	12,209,201,238	4,289,112,536

Liabilities
Investment advisory fees payable	—	1,278,543	671,463	161,485
Professional fees payable	12,456	17,374	13,987	13,142

Total liabilities	12,456	1,295,917	685,450	174,627

Net Assets	$656,443,632	$21,134,747,528	$12,208,515,788	$4,288,937,909

1 Investments at cost - unaffiliated	—	$17,367,426,353	$9,265,231,605	$2,704,266,159

2 Repurchase agreements at cost - unaffiliated	$656,454,000	$3,763,333,000	$2,942,564,000	$1,584,835,000

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	53

Statements of Operations	Master Investment Portfolio

Year Ended December 31, 2009	Government Money Market Master Portfolio	Money Market Master Portfolio	Prime Money Market Master Portfolio	Treasury Money Market Master Portfolio
Investment Income
Income	$1,387,567	$134,272,873	$73,099,312	$4,338,190

Expenses
Investment advisory	810,528	24,634,644	15,089,508	2,889,254
Professional	15,837	89,203	65,644	22,174
Independent Trustees	8,589	227,787	156,561	20,264

Total expenses	834,954	24,951,634	15,311,713	2,931,692
Less expense reductions	(447,582)	(7,720,549)	(4,752,421)	(1,613,579)

Total expenses after expense reductions	387,372	17,231,085	10,559,292	1,318,113

Net investment income	1,000,195	117,041,788	62,540,020	3,020,077

Realized Gain
Net realized gain from investments	—	780,894	999,413	27,986

Net Increase In Net Assets Resulting from Operations	$1,000,195	$117,822,682	$63,539,433	$3,048,063

See Notes to Financial Statements.

54	ANNUAL REPORT	DECEMBER 31, 2009

Statements of Changes in Net Assets	Master Investment Portfolio

	Government Money Market Master Portfolio		Money Market Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2009	2008	2009	2008
Operations
Net investment income	$1,000,195	$4,333,362	$117,041,788	$908,661,601
Net realized gain (loss)	—	—	780,894	(1,344,806)

Net increase in net assets resulting from operations	1,000,195	4,333,362	117,822,682	907,316,795

Capital Transactions
Proceeds from contributions	4,168,505,861	2,857,102,909	130,222,744,339	50,941,712,613
Value of withdrawals	(5,230,998,486)	(1,251,335,484)	(131,694,780,219)	(60,852,472,460)

Net increase (decrease) in net assets derived from capital transactions	(1,062,492,625)	1,605,767,425	(1,472,035,880)	(9,910,759,847)

Net Assets
Total increase (decrease) in net assets	(1,061,492,430)	1,610,100,787	(1,354,213,198)	(9,003,443,052)
Beginning of year	1,717,936,062	107,835,275	22,488,960,726	31,492,403,778

End of year	$656,443,632	$1,717,936,062	$21,134,747,528	$22,488,960,726

	Prime Money Market Master Portfolio		Treasury Money Market Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2009	2008	2009	2008
Operations
Net investment income	$62,540,020	$429,039,269	$3,020,077	$2,856,251
Net realized gain (loss)	999,413	(6,439,693)	27,986	—

Net increase in net assets resulting from operations	63,539,433	422,599,576	3,048,063	2,856,251

Capital Transactions
Proceeds from contributions	93,330,492,363	128,185,192,678	17,947,463,410	5,128,268,021
Value of withdrawals	(97,756,251,132)	(123,059,338,132)	(15,312,377,233)	(3,683,743,024)

Net increase (decrease) in net assets derived from capital transactions	(4,425,758,769)	5,125,854,546	2,635,086,177	1,444,524,997

Net Assets
Total increase (decrease) in net assets	(4,362,219,336)	5,548,454,122	2,638,134,240	1,447,381,248
Beginning of year	16,570,735,124	11,022,281,002	1,650,803,669	203,422,421

End of year	$12,208,515,788	$16,570,735,124	$4,288,937,909	$1,650,803,669

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	55

Financial Highlights	Master Investment Portfolio

	Government Money Market Master Portfolio
	Year Ended December 31,
	2009	2008	2007	2006	2005
Total Investment Return
Total investment return	0.12%	1.99%	5.20%	5.08%	3.28%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.12%	0.11%	0.10%

Total expenses after expense reductions	0.05%	0.05%	0.07%	0.08%	0.03%

Net investment income	0.12%	0.59%	4.93%	4.90%	3.16%

Supplemental Data
Net assets, end of year (000)	$656,444	$1,717,936	$107,835	$167,285	$394,467

	Money Market Master Portfolio
	Year Ended December 31,
	2009	2008	2007	2006	2005
Total Investment Return
Total investment return	0.48%	2.90%[1]	5.40%	5.13%	3.28%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after expense reductions	0.07%	0.07%	0.07%	0.08%	0.05%

Net investment income	0.48%	2.88%	5.23%	4.99%	3.27%

Supplemental Data
Net assets, end of year (000)	$21,134,748	$22,488,961	$31,492,404	$6,924,965	$6,302,583

1	For the year ended December 31, 2008, 0.01% of the total return consists of purchases of securities by BFA at prices in excess of the securities’ then current fair value. Excluding these items, total return would have been 2.89%.

See Notes to Financial Statements.

56	ANNUAL REPORT	DECEMBER 31, 2009

Financial Highlights (concluded)	Master Investment Portfolio

	Prime Money Market Master Portfolio
	Year Ended December 31,
	2009	2008	2007	2006	2005
Total Investment Return
Total investment return	0.37%	2.88%[1]	5.37%	5.11%	3.26%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after expense reductions	0.07%	0.06%	0.07%	0.08%	0.08%

Net investment income	0.41%	2.77%	5.23%	4.95%	3.22%

Supplemental Data
Net assets, end of year (000)	$12,208,516	$16,570,735	$11,022,281	$8,273,083	$11,493,387

	Treasury Money Market Master Portfolio
	Year Ended December 31,
	2009	2008	2007	2006	2005
Total Investment Return
Total investment return	0.11%	1.64%	4.98%	5.04%	3.20%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.12%	0.13%	0.10%

Total expenses after expense reductions	0.05%	0.02%	0.01%	0.00%	0.00%

Net investment income	0.10%	0.48%	4.81%	5.03%	3.99%

Supplemental Data
Net assets, end of year (000)	$4,288,938	$1,650,804	$203,422	$185,484	$103,493

1	For the year ended December 31, 2008, 0.01% of the total return consists of purchases of securities by BFA at prices in excess of the securities’ then current fair value. Excluding these items, total return would have been 2.87%.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2009	57

Notes to Financial Statements	Master Investment Portfolio

1. Organization and Significant Accounting Policies:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company organized as a Delaware statutory trust. The financial statements and these accompanying notes relate only to four series of MIP: Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”). The Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Master Portfolios:

Valuation of Investments: The Master Portfolios’ securities are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 of the 1940 Act. Under this method, securities are valued at cost when purchased and thereafter, a constant proportionate amortization of any discount or premium is recorded until the maturity of the security.

Repurchase Agreements: The Master Portfolios may enter into repurchase agreements with banks and securities dealers. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The counterparty will be required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system, held in a segregated account by each Master Portfolio’s custodian, or delivered to an agent bank under a tri-party agreement. In the event the counterparty defaults and the fair value of the collateral declines, the Master Portfolios could experience losses, delays and cost in liquidating the collateral.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Master Portfolios amortize all premiums and discounts on debt securities.

Income Taxes: Each Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. However, each interestholder in such a Master Portfolio will be taxed on its distributive share of the Master Portfolio’s taxable income in determining its federal income tax liability. It is intended that each Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

In the case of Master Portfolios with only one interestholder, such as the Government Money Market Master Portfolio, MIP believes that such Master Portfolios will not be treated as a separate entity for federal income tax purposes, and, therefore, will not be subject to any federal income tax on their income and gains (if any). Rather, such Master Portfolios’ assets and interests, dividends and gains or losses will be treated as assets and interests, dividends and gains or losses of the interestholders.

Each Master Portfolio files U.S. federal and state tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolios’ U.S. federal tax returns remains open for the years ended December 31, 2006 through December 31, 2009.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Master Portfolios’ financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Master Portfolios’ financial statements and disclosures, if any, is currently being assessed.

58	ANNUAL REPORT	DECEMBER 31, 2009

Notes to Financial Statements (concluded)	Master Investment Portfolio

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several master portfolios are pro-rated among those master portfolios on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

On December 1, 2009, Barclays PLC (“Barclays”) completed the sale of its interest in Barclays Global Investors, N.A. (“BGI”) and affiliated companies to BlackRock, Inc. (“BlackRock”) (the “Transaction”). BGI was renamed BlackRock Institutional Trust Company, N.A. (“BTC”) and is a wholly-owned subsidiary of BlackRock.

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

Under the 1940 Act and upon completion of the Transaction on December 1, 2009, MIP’s investment advisory agreement with Barclays Global Fund Advisors (“BGFA”) was automatically terminated. The Board and investors of the Master Portfolios approved a new investment advisory agreement with BlackRock Fund Advisors (formerly BGFA) (“BFA”). The investment advisory fee rate for each Master Portfolio remained the same after the Transaction.

Pursuant to the investment advisory agreement with MIP, BFA is responsible for the management of each Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio. BFA is entitled to receive an annual investment advisory fee of 0.10% of the average daily net assets of each of the Master Portfolios as compensation for investment advisory services. BFA has contractually agreed to waive a portion of its advisory fees through December 1, 2011. After giving effect to such contractual waiver, the advisory fees will be 0.07%. From time to time, BFA may waive an additional portion of its investment advisory fees. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

The fees and expenses of the Master Portfolios’ trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. BFA has contractually agreed to cap the expenses of the Master Portfolios at the rate at which the Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolios in an amount equal to the independent expenses. These contractual credits are effective through December 1, 2011.

For the year ended December 31, 2009, BGFA and BFA waived and/or credited investment advisory fees of $447,582, $7,720,549, $4,752,421, and $1,613,579 for the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio, respectively.

MIP has entered into an administration services arrangement with BTC, which has agreed to provide general administration services. BTC is not entitled to compensation for providing administration services to the Master Portfolios, for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BTC (or an affiliate) receives investment advisory fees from the Master Portfolios. BTC may delegate certain of its administration duties to sub-administrators.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

3. Market, Credit and Concentration Risk:

In the normal course of business, the Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all of its obligations (credit risk). The value of securities held by the Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Master Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Master Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Master Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Master Portfolios’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Master Portfolios’ Statements of Assets and Liabilities, less any collateral held by the Master Portfolios.

Certain affiliates indirectly invest in the Master Portfolios through the SL Agency Shares of BlackRock Cash Funds. As of December 31, 2009, these affiliated investors represent a significant portion of the net assets of Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio.

4. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolios through February 24, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

ANNUAL REPORT	DECEMBER 31, 2009	59

Report of Independent Registered Public Accounting Firm	Master Investment Portfolio

To the Interestholders and Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio, each a portfolio of Master Investment Portfolio (the “Master Portfolios”), at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods presented and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 24, 2010

60	ANNUAL REPORT	DECEMBER 31, 2009

Proxy Results	Master Investment Portfolio

A Special Meeting of Interestholders was held on November 20, 2009 for investors of record on September 30, 2009, to elect a Board of Trustees of the Trust and to approve a new investment advisory agreement between BFA and MIP, on behalf of each Master Portfolio. Each vote represents one dollar of value of interests outstanding on the record date.

Approved the Trustees* as follows:

	Votes For	Votes Withheld
David O. Beim	38,494,117,194	21,217,012
Richard S. Davis	38,494,578,433	20,755,773
Ronald W. Forbes	38,493,655,954	21,678,251
Henry Gabbay	38,493,655,954	21,678,251
Dr. Matina Horner	38,494,117,194	21,217,012
Rodney D. Johnson	38,494,578,433	20,755,773
Herbert I. London	38,493,655,954	21,678,251
Cynthia A. Montgomery	38,490,888,518	24,445,688
Joseph P. Platt, Jr.	38,493,655,954	21,678,251
Robert C. Robb, Jr.	38,494,578,433	20,755,773
Toby Rosenblatt	38,495,039,672	20,294,533
Kenneth L. Urish	38,494,578,433	20,755,773
Frederick W. Winter	38,493,655,954	21,678,251

Approved the new investment advisory agreement as follows:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes**
Government Money Market Master Portfolio	720,274,388	195,505	—	64,031,306
Money Market Master Portfolio	21,112,924,990	—	2,805,682	248,594,145
Prime Money Market Master Portfolio	7,186,358,349	1,102,708	—	488,870,664
Treasury Money Market Master Portfolio	3,363,909,118	—	7,934	174,098,456

*	Denotes Trust-wide proposal and voting results.
**	Broker non-votes are proxies received by the Master Portfolio from brokers or nominees who did not receive instructions from the beneficial owner or other persons entitled to vote and who have no discretionary power to vote on a particular matter. Broker non-votes have the effect of a vote against the proposal.

ANNUAL REPORT	DECEMBER 31, 2009	61

Disclosure of Investment Advisory Agreement

On December 1, 2009, BlackRock, Inc. (“BlackRock”) completed a transaction whereby it acquired from Barclays Bank PLC (“Barclays”) the interests in BlackRock Fund Advisors (“BFA”), formerly known as Barclays Global Fund Advisors, and certain affiliated companies, including BlackRock Institutional Trust Company, N.A. (“BTC”), formerly known as Barclays Global Investors, N.A. (the “Transaction”).

Prior to the Transaction, BFA served as the investment advisor to each Master Portfolio pursuant to an investment advisory agreement with MIP (the “Previous Advisory Agreement”). Under the 1940 Act, the Transaction resulted in the automatic termination of the Previous Advisory Agreement. In order for the management of each Master Portfolio to continue uninterrupted, the Board of Trustees of MIP (the “Board”) approved interim and new investment advisory agreements (the “New Advisory Agreement”) with MIP, the latter of which was subsequently approved by each Master Portfolio’s investors.

Board Considerations in Approving the New Advisory Agreement

At the in-person meeting held on September 3, 2009, after consideration of the factors discussed below, the Board of Trustees of MIP, including a majority of the Independent Trustees, unanimously approved the New Advisory Agreement between BFA and MIP, on behalf of the Master Portfolios after consideration of all factors determined to be relevant to the Board’s deliberations, including those discussed below.

The Approval Process — At in-person meetings held on July 30, August 11 and September 3, 2009, the Board, including the Independent Trustees, discussed the Transaction and the New Advisory Agreement for MIP.

In preparation for their consideration of the New Advisory Agreement, the Trustees received, in response to a written due diligence request prepared by the Board and its independent legal counsel and provided to BlackRock, BTC and BFA, comprehensive written information covering a range of issues and received, in response to their additional requests, further information in advance of and at the September 3, 2009 in-person Board meeting. To assist the Board in its consideration of the New Advisory Agreement, BlackRock provided materials and information about itself, including its history, management, investment, risk management and compliance capabilities and processes, and financial condition and BFA provided materials and information about the Transaction. In addition, the Independent Trustees consulted with their independent legal counsel and fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

In considering the New Advisory Agreement, the Board, including the Independent Trustees, took into account, as it deemed relevant, the fact that on March 18-19, 2009, it had performed a full annual review of the Previous Advisory Agreement. At that time, the Board unanimously approved the selection of BFA and the continuance of the Previous Advisory Agreement based on its review of qualitative and quantitative information provided by BFA. In selecting BFA and approving the Previous Advisory Agreement for the Master Portfolios, the Board, including the Independent Trustees, advised by their independent legal counsel, considered the nature, extent and quality of services provided by BFA, the Master Portfolios’ expenses and performance, costs of services provided to the Master Portfolios and profits realized by BFA and its affiliates, economies of scale, fees and services provided for other comparable funds or accounts by BFA and its affiliates and other benefits to BFA and/or its affiliates.

At the July, August and September 2009 Board meetings, the Trustees discussed with representatives of BTC, BFA and/or BlackRock the management, investment, risk management and compliance capabilities and processes, and financial condition of BlackRock, the Transaction and its rationale, and BlackRock’s general plans and intentions regarding BFA and the Master Portfolios. At these Board meetings, representatives of BTC, BFA and/or BlackRock made various presentations to, and responded to questions from, the Board. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of BFA in connection with the Transaction, including the anticipated senior management structure of BFA and portfolio management personnel for the Master Portfolios following the completion of the Transaction. The Independent Trustees also conferred separately and with their independent legal counsel about the Transaction and other matters related to the Transaction on a number of occasions. After the presentations and after reviewing the written materials provided, the Independent Trustees met in executive sessions with their independent legal counsel at the July, August and September 2009 Board meetings to consider the Transaction, its expected impact on BFA, the Master Portfolios and their investors, and the New Advisory Agreement.

In connection with the Board’s review of the New Advisory Agreement, BTC, BFA and/or BlackRock, as applicable, provided the Board with information about a variety of matters. The Board considered, among other things, the following information:

•

that BFA and BlackRock have no present intention to alter the advisory fee rates and expense arrangements currently in effect for the Master Portfolios for a period of two years from the date of the closing of the Transaction;

•	the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of the combined company;

•

that the Master Portfolios may benefit from having direct access to BlackRock’s technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions® brand name;

62	ANNUAL REPORT	DECEMBER 31, 2009

Disclosure of Investment Advisory Agreement (continued)

•	that the Master Portfolios will have access to greater distribution resources through BlackRock’s relationships with third party brokers and retirement plan platforms;

•

that there is not expected to be any diminution in the nature, quality and extent of services provided to the Master Portfolios and their investors by BFA, including portfolio management and compliance services;

•	that it is expected that substantially all of the current employees of BFA will remain employees of BFA and will continue to provide services to the Master Portfolios following the Transaction;

•

that BlackRock has agreed to conduct its business after the closing of the Transaction in compliance with the conditions of Section 15(f) of the 1940 Act in relation to the Master Portfolios which, among other requirements, requires that no “unfair burden” be imposed for a period of two years following the closing;

•

that Barclays or one of its affiliates has agreed to pay: (i) all costs of the Master Portfolios in connection with the consideration by the Board of the New Advisory Agreement; and (ii) all costs of seeking approval of the New Advisory Agreement by Master Portfolio investors; and

•

that Barclays and BlackRock would derive benefits from the Transaction and that, as a result, they may have a different financial interest in the matters that were being considered than do Master Portfolio investors.

In approving BFA as adviser, approving the New Advisory Agreement for the Master Portfolios and recommending that investors approve the New Advisory Agreement, the Board, including the Independent Trustees, advised by its independent legal counsel, considered the information provided and the factors described below and reached the conclusions described herein. The Board did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors discussed below.

The Nature, Extent and Quality of Services to be Provided by BFA and Its Affiliates — The Board noted that the terms of the New Advisory Agreement will be substantially identical to the Previous Advisory Agreement and considered representations by BFA, BTC and BlackRock that there would be no diminution in the scope of services provided by BFA under the New Advisory Agreement as compared to the scope of services provided by BFA under the Previous Advisory Agreement. The Board took into account the breadth of Barclays’ and BlackRock’s combined asset management experience and the range of their asset management services. The Board also noted the depth and investment experience of the portfolio management staff and considered further representations by BFA, BTC and BlackRock that members of the previous portfolio management teams for the Master Portfolios (or BlackRock professionals with similar experience) are expected to be involved with the daily management of the Master Portfolios after the Transaction. The Board also considered BFA’s and BlackRock’s compliance programs and their compliance resources. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board and has made appropriate officers available as needed to provide further assistance with these matters, and that it is expected that these reports and discussions will continue following the consummation of the Transaction.

The Board noted the representations of BFA, BTC and BlackRock that the Transaction was not expected to have any adverse effect on the resources and strengths of BFA in managing the Master Portfolios. The Board also considered that the Master Portfolios and their investors may benefit from having direct access to BlackRock’s technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions» brand name. The Board discussed BlackRock’s current financial condition, its anticipated financial condition following the completion of the Transaction, its lines of business and its liquidity and credit resources. The Board discussed BlackRock’s current ownership structure and expected ownership structure following the completion of the Transaction. The Board was advised that BlackRock operates as an independent firm, with a Board of Directors, a majority of whom are independent, and no majority shareholder. The Board was also advised that while BlackRock’s largest shareholders, Merrill Lynch, a wholly owned subsidiary of Bank of America, and PNC are important clients and strategic partners of BlackRock, they are not involved in the firm’s day-to-day management or operations.

Based on the discussions held and the materials presented at the July, August and September 2009 Board meetings, the Board determined that the Transaction would not likely cause an adverse change in the nature, extent and quality of the services to be provided by BFA under the New Advisory Agreement compared with the services provided by BFA under the Previous Advisory Agreement and that the Board expected that the quality of such services will continue to be appropriate.

Master Portfolios’ Expenses and Performance of the Master Portfolios — The Board took into account that the fee rates for each Master Portfolio under the New Advisory Agreement are identical to the fee rates under the respective Previous Investment Advisory Agreement. Further, the Board noted that representatives of BFA and BlackRock had confirmed that there is no present intention to alter the advisory fee rates, expense waivers or expense reimbursement arrangements currently in effect for the Master Portfolios for a period of two years. BFA advised that, in connection with the Transaction, it will enter into contractual advisory fee waivers for each Master Portfolio previously subject to such a waiver on the same terms as the previous contractual advisory fee waivers, all of which would otherwise terminate at the closing of the Transaction. In addition, the rates at which

ANNUAL REPORT	DECEMBER 31, 2009	63

Disclosure of Investment Advisory Agreement (concluded)

the administration fees are to be paid by the Master Portfolios will not change as a result of the Transaction, nor will there be any other change in the expense structures.

The Board considered BFA’s substantial investment advisory experience and capabilities, as well as the possibility of additional resources and support from BlackRock following the completion of the Transaction, but noted that the effect, if any, the consummation of the Transaction would have on the future performance of the Master Portfolios could not be predicted.

Costs of Services Provided to the Master Portfolios and Profits Realized by BFA and Its Affiliates — In evaluating the costs of the services to be provided by BFA under the New Advisory Agreement, the Board considered, among other things, whether advisory fee rates or other expenses would change as a result of the Transaction. The Board noted that the New Advisory Agreement is substantially identical to the Previous Advisory Agreement, including the fact that the fee rates under the agreements are identical and that representatives of BFA and BlackRock represented that there is no present intention due to the Transaction to alter the advisory fee rates, expense waivers or expense reimbursement arrangements currently in effect as described above. It was noted that it was not possible to predict how the Transaction would affect BFA’s profitability from its relationship with the Master Portfolios. BFA, BlackRock and the Board discussed how profitability is expected to be calculated and presented to the Board following the Transaction, and the Board reviewed BlackRock’s 2008 profitability methodology with respect to its registered investment companies. The Board also received a presentation from BlackRock comparing the methodologies currently used by BlackRock and BFA to calculate investment company profitability and a comparison of each Master Portfolio’s 2007 and 2008 profitability to BFA to the profitability to BlackRock in 2007 and 2008 of similarly managed investment companies.

Economies of Scale — The Board noted that the Previous Advisory Agreement and the New Advisory Agreement do not provide any breakpoints in the investment advisory fee rates as a result of any increases in the asset levels of the Master Portfolios. However, the Board noted that the investment advisory fee rates for the Master Portfolios had been set initially at the lower end of the marketplace so as to afford the Master Portfolios’ investors the opportunity to share in anticipated economies of scale from inception. For the money market Master Portfolios, the Board also noted BFA’s agreement to contractually waive a portion of its advisory fee for each of these Master Portfolios.

The Board noted representations from BlackRock that it will continue to make significant investments in the infrastructure supporting the Master Portfolios. The Board determined that changes to the fee structure were not currently necessary. It was noted that it was not possible to evaluate how the Transaction would create opportunities for additional economies of scale.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and Its Affiliates — In March 2009, the Board had considered the Master Portfolios’ advisory fee rates under the Previous Advisory Agreement (which are the same as the advisory fees rates under the New Advisory Agreement) in comparison to the investment advisory/management fee rates for other accounts. The Board noted that any differences between the investment advisory fee rates for the Master Portfolios and the investment advisory/management fee rates for the other accounts appeared to be attributable to, among other things, the type and level of services provided and/or the asset levels of the other accounts and determined that the investment advisory fee rates do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the advisory fee rates are fair and reasonable.

Other Benefits to BFA and/or Its Affiliates — In March 2009, the Board had reviewed any ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Master Portfolios by BFA and concluded that any ancillary benefits would not be disadvantageous to the Master Portfolios’ investors. Any fall-out or ancillary benefits as a result of the Transaction were difficult to quantify with certainty, and the Board expected that they will continue to be evaluated going forward.

Conclusions — The Board examined the totality of the information it was provided at the July, August and September 2009 Board meetings, and information it received at other meetings held during the past year, and did not identify any single factor discussed previously as controlling. Based on this analysis, the Board determined that the New Advisory Agreement, including the investment advisory fee rates thereunder, are fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Master Portfolios and their investors to unanimously approve the New Advisory Agreement.

64	ANNUAL REPORT	DECEMBER 31, 2009

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Ronald W. Forbes 55 East 52 nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000	36 RICs consisting of 106 Portfolios	None

Rodney D. Johnson 55 East 52 nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2004; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006	36 RICs consisting of 106 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006	36 RICs consisting of 106 Portfolios	None

Dr. Matina Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003	36 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52 nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005	36 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005	36 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008	36 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52 nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981	36 RICs consisting of 106 Portfolios	None

Toby Rosenblatt 55 East 52 nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008	36 RICs consisting of 106 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

ANNUAL REPORT	DECEMBER 31, 2009	65

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Kenneth L. Urish 55 East 52 nd Street New York, NY 10055 1951	Chair of the Audit Committee and Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants from 2007 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007	36 RICs consisting of 106 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee and Member of the Audit Committee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008	36 RICs consisting of 106 Portfolios	None

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.
2	Date shown is the earliest date a person has served as a trustee for the Trust/MIP covered by this annual report.

Interested Trustees[3]

Richard S. Davis 55 East 52 nd Street New York, NY 10055 1945	Trustee	Since 2009	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Directors, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004	173 RICs consisting of 304 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006	173 RICs consisting of 304 Portfolios	None

3	Mr. Davis is an “interested person” as defined in the Investment Company Act of 1940, of the Trust/MIP based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

66	ANNUAL REPORT	DECEMBER 31, 2009

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust/ MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers[4]

Anne F. Ackerley 55 East 52 nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005

Jeffrey Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008

Simon Mendelson 55 East 52 nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2005; Chief Operating Officer and head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006

Neal J. Andrews 55 East 52 nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006

Brian P. Kindelan 55 East 52 nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005

Howard B. Surloff 55 East 52 nd Street New York, NY 10055 1965	Secretary	Since 2009	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006

4	Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust/MIP Officers and Trustees is available in the Trust/MIP Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

ANNUAL REPORT	DECEMBER 31, 2009	67

Officers and Trustees (concluded)

Investment Advisor

BlackRock Fund Advisors

San Francisco, CA 94105

Custodian

State Street Bank and Trust Company

Boston, MA 02101

Transfer Agent

State Street Bank and Trust Company

Boston, MA 02101

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

San Francisco, CA 94111

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02101

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Distributor

SEI Investments

Distribution Co.

Oaks, PA 19456

Address of the Funds

c/o The Distributor

One Freedom Valley Drive

Oaks, PA 19456

68	ANNUAL REPORT	DECEMBER 31, 2009

Additional Information

General Information

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Master Portfolios vote proxies relating to securities held in the Funds’/Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds/Master Portfolios file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Funds’/Master Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

ANNUAL REPORT	DECEMBER 31, 2009	69

Additional Information (continued)

Section 19(a) Notices

These amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Funds will send you a Form 1099-Div each calendar year that will tell you how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
BlackRock Cash Funds: Government	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Capital Shares	$0.000809830	—	—	$0.000809830	100%	0%	0%	100%
Institutional Shares	$0.000933920	—	—	$0.000933920	100%	0%	0%	100%
Premium Shares	$0.000733850	—	—	$0.000733850	100%	0%	0%	100%
Select Shares	$0.000819230	—	—	$0.000819230	100%	0%	0%	100%
SL Agency Shares	$0.000897250	—	—	$0.000897250	100%	0%	0%	100%
Trust Shares	$0.000766080	—	—	$0.000766080	100%	0%	0%	100%

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
BlackRock Cash Funds: Institutional	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Aon Captives Shares	$0.003283680	$0.000002990	—	$0.003286670	100%	0%	0%	100%
Capital Shares	$0.004084840	—	—	$0.004084840	100%	0%	0%	100%
Institutional Shares	$0.004260830	$0.000023700	—	$0.004284530	99%	1%	0%	100%
Premium Shares	$0.003782340	$0.000006270	—	$0.003788610	100%	0%	0%	100%
Select Shares	$0.003481950	$0.000002910	—	$0.003484860	100%	0%	0%	100%
SL Agency Shares	$0.003544210	$0.000002750	—	$0.003546960	100%	0%	0%	100%
Trust Shares	$0.001773520	$0.000005430	—	$0.001778950	100%	0%	0%	100%

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
BlackRock Cash Funds: Prime	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Capital Shares	$0.002986230	$0.000000510	—	$0.002986740	100%	0%	0%	100%
Institutional Shares	$0.003184350	$0.000000830	—	$0.003185180	100%	0%	0%	100%
Premium Shares	$0.002685460	$0.000001030	—	$0.002686490	100%	0%	0%	100%
Select Shares	$0.002386650	$0.000000590	—	$0.002387240	100%	0%	0%	100%
SL Agency Shares	$0.002752400	$0.000000730	—	$0.002753130	100%	0%	0%	100%
Trust Shares	$0.001074090	$0.000000610	—	$0.001074700	100%	0%	0%	100%

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
BlackRock Cash Funds: Treasury	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Capital Shares	$0.000760430	—	—	$0.000760430	100%	0%	0%	100%
Institutional Shares	$0.000803060	—	—	$0.000803060	100%	0%	0%	100%
Premium Shares	$0.000747360	—	—	$0.000747360	100%	0%	0%	100%
Select Shares	$0.000748300	—	—	$0.000748300	100%	0%	0%	100%
SL Agency Shares	$0.000834590	—	—	$0.000834590	100%	0%	0%	100%
Trust Shares	$0.000747360	—	—	$0.000747360	100%	0%	0%	100%

70	ANNUAL REPORT	DECEMBER 31, 2009

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	DECEMBER 31, 2009	71

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 441-7762. The Funds’ current 7-day yield more closely reflects the current earnings of a Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

#MMF4-12/09

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Funds III	$120,582	$135,612	$0	$0	$70,230	$72,402	$0	$0
Master Investment Portfolio	$201,690	$221,114	$0	$0	$163,820	$168,893	$0	$0

1	The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2	The nature of the services include tax compliance, tax advice and tax planning.
3	The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Funds III	$4,293,895	$2,192,681
Master Investment Portfolio	$4,387,485	$2,289,172

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $0, 0%

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – See Item 2

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds III and Master Investment Portfolio

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of BlackRock Funds III and Master Investment Portfolio

Date: February 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of BlackRock Funds III and Master Investment Portfolio

Date: February 23, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds III and Master Investment Portfolio

Date: February 23, 2010